UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/29/2012

Item 1. Reports to Stockholders.

June 30, 2012

Oppenheimer Small- & Mid-Cap Growth Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  SMALL- & MID-CAP GROWTH FUND/VA

Portfolio Manager: Ronald J. Zibelli, Jr., CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	13.77%
Service Shares	13.61
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	0.30%	–0.46%	4.80%
Service Shares	0.04	–0.73	4.52
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.84%		0.80%
Service Shares	1.09		1.05

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Ulta Salon, Cosmetics & Fragrance, Inc.	2.2%
Dollar Tree, Inc.	2.2
Alexion Pharmaceuticals, Inc.	2.2
TransDigm Group, Inc.	2.1
Monster Beverage Corp.	1.9
Whole Foods Market, Inc.	1.9
Chipotle Mexican Grill, Inc., Cl. A	1.7
Cerner Corp.	1.7
Equinix, Inc.	1.6
Teradata Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND  PERFORMANCE DISCUSSION

During the six-month period ended June 29, 2012, the Fund’s Non-Service shares returned 13.77%. In comparison, the Fund outperformed the Russell 2500 Growth Index (the “Index”), which returned 8.44%. The Fund’s outperformance was led by stock selection in the information technology, consumer discretionary and consumer staples sectors. The Fund underperformed the Index in industrials and enjoyed outperformance or roughly equal performance against the Index’s other nine sectors. The Fund also outperformed the Russell 2000 Growth Index and the Russell MidCap Growth Index, which returned 8.81% and 8.10%, respectively.1

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the period, the top performing stocks for the Fund were Monster Beverage Corp., SXC Health Solutions Corp. and Alexion Pharmaceuticals, Inc. Monster Beverage, previously known as Hansen Natural Corp., is a producer of energy beverages. The company benefited from strong growth in its core products, as well as a successful roll-out of new products. First quarter financial results featured 28% revenue growth and 41% earnings growth. SXC Health Solutions is a pharmacy benefit manager that reported strong quarterly results during the period. In April, SXC also announced the acquisition of competitor Catalyst Healthcare for $4.4 billion, which led to additional outperformance. The Fund also owned shares of Catalyst Healthcare. Alexion is a global biopharmaceutical company that focuses on developing drugs for ultra-rare diseases. The company’s lead drug Soliris treats patients with rare, life-threatening blood disorders. In addition to growing quickly in its original indication, Soliris was recently approved for patients in a second indication that significantly increases its potential market opportunity.

The two largest underperformers were Nuance Communications, Inc. and Oil States International, Inc. Nuance Communications is a provider of voice and language solutions for businesses and consumers globally. The company’s stock experienced declines this period and we exited our position by period end. Oil States International provides specialty products and services to oil and gas drilling companies. Low gas prices and declining oil prices at the end of the period hampered the company’s stock in May and June. Detractors from performance also included four industrial stocks, which were adversely affected by slowing economic growth and fears of a global recession.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND  PERFORMANCE DISCUSSION

Outlook

The macroeconomic environment is characterized by modest economic growth, very low interest rates and decelerating profit growth. We believe that this is an environment that favors growth companies and are optimistic regarding the Fund’s investment strategy. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service shares	$1,000.00	$1,137.70	$4.24
Service shares	1,000.00	1,136.10	5.56

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.77	4.01
Service shares	1,000.00	1,019.53	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF  INVESTMENTS    June 29, 2012* Unaudited

	Shares	Value

Common Stocks—98.3%
Consumer Discretionary—20.0%
Hotels, Restaurants & Leisure—5.3%
Bally Technologies, Inc.[1]	132,370	$6,176,384
Chipotle Mexican Grill, Inc., Cl. A1	27,741	10,540,193
Dunkin’ Brands Group, Inc.	140,030	4,808,630
Panera Bread Co., Cl. A1	57,660	8,040,110
Tim Hortons, Inc.	56,560	2,977,318

		32,542,635
Household Durables—0.6%
Lennar Corp., Cl. A	104,540	3,231,331
Internet & Catalog Retail—0.5%
TripAdvisor, Inc.[1]	68,210	3,048,305
Multiline Retail—2.9%
Dollar Tree, Inc.[1]	245,590	13,212,742
Nordstrom, Inc.	90,190	4,481,541

		17,694,283
Specialty Retail—7.9%
Genesco, Inc.[1]	44,010	2,647,202
GNC Holdings, Inc., Cl. A	62,480	2,449,216
O’Reilly Automotive, Inc.[1]	61,930	5,187,876
PetSmart, Inc.	108,750	7,414,575
Sally Beauty Holdings, Inc.[1]	296,220	7,624,703
Tractor Supply Co.	115,290	9,575,987
Ulta Salon, Cosmetics & Fragrance, Inc.	143,490	13,399,096

		48,298,655
Textiles, Apparel & Luxury Goods—2.8%
lululemon athletica, Inc.[1]	73,180	4,363,723
Michael Kors Holdings Ltd.[1]	156,950	6,566,788
Under Armour, Inc., Cl. A1	65,650	6,202,612

		17,133,123
Consumer Staples—5.9%
Beverages—1.9%
Monster Beverage Corp.[1]	161,690	11,512,328
Food & Staples Retailing—2.9%
Fresh Market, Inc. (The)[1]	112,880	6,053,754
Whole Foods Market, Inc.	119,990	11,437,447

		17,491,201
Personal Products—1.1%
Estee Lauder Cos., Inc. (The), Cl. A	130,860	7,082,143
Energy—5.9%
Energy Equipment & Services—3.5%
Atwood Oceanics, Inc.[1]	122,510	4,635,778
Core Laboratories NV	41,640	4,826,076
Oceaneering International, Inc.	115,310	5,518,737

	Shares	Value

Energy Equipment & Services Continued
Oil States International, Inc.[1]	99,440	$6,582,928

		21,563,519
Oil, Gas & Consumable Fuels—2.4%
Cabot Oil & Gas Corp., Cl. A	91,220	3,594,068
Concho Resources, Inc.[1]	100,430	8,548,602
Laredo Petroleum Holdings, Inc.[1]	120,960	2,515,968

		14,658,638
Financials—6.2%
Capital Markets—1.5%
Affiliated Managers Group, Inc.[1]	50,160	5,490,012
LPL Financial Holdings, Inc.	106,840	3,607,987

		9,097,999
Commercial Banks—1.7%
First Republic Bank[1]	99,560	3,345,216
Signature Bank[1]	75,060	4,576,408
SVB Financial Group[1]	47,940	2,815,037

		10,736,661
Insurance—2.2%
Arthur J. Gallagher & Co.	171,690	6,021,168
ProAssurance Corp.	83,240	7,415,852

		13,437,020
Real Estate Investment Trusts—0.8%
Digital Realty Trust, Inc.	63,640	4,777,455
Health Care—16.4%
Biotechnology—3.5%
Alexion Pharmaceuticals, Inc.[1]	132,510	13,158,243
Incyte Corp.[1]	132,670	3,011,609
Medivation, Inc.[1]	34,400	3,144,160
Onyx Pharmaceuticals, Inc.[1]	33,980	2,257,971

		21,571,983
Health Care Equipment & Supplies—3.8%
Cooper Cos., Inc. (The)	92,760	7,398,538
Edwards Lifesciences Corp.[1]	57,420	5,931,486
IDEXX Laboratories, Inc.[1]	56,020	5,385,203
Sirona Dental Systems, Inc.[1]	98,340	4,426,283

		23,141,510
Health Care Providers & Services—3.0%
Catalyst Health Solutions, Inc.[1]	89,900	8,400,256
DaVita, Inc.[1]	36,180	3,553,238
HMS Holdings Corp.[1]	179,370	5,974,815

		17,928,309

6	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Shares	Value

Health Care Technology—2.9%
Cerner Corp.[1]	123,760	$10,230,002
SXC Health Solutions Corp.[1]	74,950	7,435,790

		17,665,792
Pharmaceuticals—3.2%
Perrigo Co.	61,520	7,255,054
Salix Pharmaceuticals Ltd.[1]	117,750	6,410,310
Watson Pharmaceuticals, Inc.[1]	79,960	5,916,240

		19,581,604
Industrials—14.9%
Aerospace & Defense—4.6%
B/E Aerospace, Inc.[1]	175,500	7,662,330
Hexcel Corp.[1]	288,330	7,436,031
TransDigm Group, Inc.[1]	94,160	12,645,688

		27,744,049
Building Products—0.5%
Fortune Brands Home & Security, Inc.[1]	134,380	2,992,643
Commercial Services & Supplies—1.3%
Clean Harbors, Inc.[1]	68,710	3,876,618
Stericycle, Inc.[1]	45,320	4,154,484

		8,031,102
Electrical Equipment—3.0%
AMETEK, Inc.	180,095	8,988,541
Polypore International, Inc.[1]	75,880	3,064,793
Roper Industries, Inc.	64,530	6,361,367

		18,414,701
Machinery—2.2%
Timken Co.	115,400	5,284,166
Wabtec Corp.	102,770	8,017,088

		13,301,254
Professional Services—0.8%
IHS, Inc., Cl. A1	45,810	4,935,111
Road & Rail—1.3%
Kansas City Southern, Inc.	112,950	7,856,802
Trading Companies & Distributors—1.2%
Fastenal Co.	63,610	2,564,119
United Rentals, Inc.[1]	144,450	4,917,078

		7,481,197
Information Technology—22.8%
Communications Equipment—0.8%
F5 Networks, Inc.[1]	47,380	4,717,153
Internet Software & Services—5.5%
Akamai Technologies, Inc.[1]	127,570	4,050,348
Equinix, Inc.[1]	56,080	9,850,452
IAC/InterActiveCorp	96,550	4,402,680

	Shares	Value

Internet Software & Services Continued
LinkedIn Corp., Cl. A1	65,470	$6,957,497
Mercadolibre, Inc.	34,840	2,640,872
Rackspace Hosting, Inc.[1]	126,930	5,577,304

		33,479,153
IT Services—3.1%
Alliance Data Systems Corp.[1]	37,570	5,071,950
Teradata Corp.[1]	135,780	9,777,518
Vantiv, Inc., Cl. A1	173,360	4,037,554

		18,887,022
Semiconductors & Semiconductor Equipment—2.8%
Avago Technologies Ltd.	132,640	4,761,776
Mellanox Technologies Ltd.[1]	51,640	3,658,178
Skyworks Solutions, Inc.[1]	202,030	5,529,561
Teradyne, Inc.[1]	223,040	3,135,942

		17,085,457
Software—10.6%
Ariba, Inc.[1]	136,840	6,124,958
Citrix Systems, Inc.[1]	93,560	7,853,426
Commvault Systems, Inc.[1]	68,670	3,403,972
Concur Technologies, Inc.[1]	128,248	8,733,689
Fortinet, Inc.[1]	289,170	6,714,527
MICROS Systems, Inc.[1]	61,530	3,150,336
NetSuite, Inc.[1]	100,252	5,490,802
Red Hat, Inc.[1]	130,150	7,350,872
ServiceNow, Inc.[1]	124,922	3,073,081
Solarwinds, Inc.[1]	132,120	5,755,147
TIBCO Software, Inc.[1]	246,930	7,388,146

		65,038,956
Materials—4.5%
Chemicals—3.9%
Airgas, Inc.	76,190	6,400,722
Albemarle Corp.	58,140	3,467,470
CF Industries Holdings, Inc.	34,140	6,614,284
Cytec Industries, Inc.	25,030	1,467,759
Sigma-Aldrich Corp.	43,990	3,252,181
Westlake Chemical Corp.	48,680	2,544,017

		23,746,433
Containers & Packaging—0.6%
Ball Corp.	98,130	4,028,237
Telecommunication Services—1.2%
Wireless Telecommunication Services—1.2%
SBA Communications Corp.[1]	129,300	7,376,565

7	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Utilities—0.5%
Electric Utilities—0.5%
ITC Holdings Corp.	44,910	$3,094,748

Total Common Stocks (Cost $416,677,490)		600,405,077

	Shares	Value

Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3]
(Cost $13,045,599)	13,045,599	$13,045,599
Total Investments, at Value (Cost $429,723,089)	100.5%	613,450,676
Liabilities in Excess of Other Assets	(0.5)	(2,788,924)
Net Assets	100.0%	$610,661,752

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	14,138,260	104,025,768	105,118,429	13,045,599

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,045,599	$6,095

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $416,677,490)	$600,405,077
Affiliated companies (cost $13,045,599)	13,045,599
613,450,676
Cash	7,432
Receivables and other assets:
Investments sold	1,950,181
Shares of beneficial interest sold	332,145
Dividends	134,892
Other	32,873
Total assets	615,908,199
Liabilities
Payables and other liabilities:
Investments purchased	4,895,830
Shares of beneficial interest redeemed	224,954
Transfer and shareholder servicing agent fees	48,903
Shareholder communications	32,742
Trustees’ compensation	25,397
Distribution and service plan fees	6,863
Other	11,758
Total liabilities	5,246,447
Net Assets	$610,661,752
Composition of Net Assets
Par value of shares of beneficial interest	$11,426
Additional paid-in capital	633,238,478
Accumulated net investment loss	(1,093,327)
Accumulated net realized loss on investments	(205,222,412)
Net unrealized appreciation on investments	183,727,587
Net Assets	$610,661,752
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $573,126,023 and 10,705,631 shares of beneficial interest outstanding)	$53.54
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $37,535,729 and 720,723 shares of beneficial interest outstanding)	$52.08

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

9	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,620)	$1,446,175
Affiliated companies	6,095
Interest	256
Total investment income	1,452,526
Expenses
Management fees	2,220,457
Distribution and service plan fees—Service shares	47,244
Transfer and shareholder servicing agent fees:
Non-Service shares	290,456
Service shares	18,897
Shareholder communications:
Non-Service shares	8,057
Service shares	526
Trustees’ compensation	17,171
Custodian fees and expenses	1,686
Administration service fees	750
Other	28,069
Total expenses	2,633,313
Less waivers and reimbursements of expenses	(110,514)
Net expenses	2,522,799
Net Investment Loss	(1,070,273)
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	20,134,093
Net change in unrealized appreciation/depreciation on investments	60,123,428

Net Increase in Net Assets Resulting from Operations	$79,187,248

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment loss	$(1,070,273)	$(3,504,153)
Net realized gain	20,134,093	77,531,562
Net change in unrealized appreciation/depreciation	60,123,428	(62,965,525)
Net increase in net assets resulting from operations	79,187,248	11,061,884
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(44,277,733)	(80,390,137)
Service shares	(3,040,340)	3,579,422
	(47,318,073)	(76,810,715)
Net Assets
Total increase (decrease)	31,869,175	(65,748,831)
Beginning of period	578,792,577	644,541,408
End of period (including accumulated net investment loss of $1,093,327 and $23,054, respectively)	$610,661,752	$578,792,577

1. June 29, 2012 and December 30, 2011 represents the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$47.06	$46.55	$36.52	$27.54	$54.07	$50.85
Income (loss) from investment operations:
Net investment loss[2]	(.09)	(.26)	(.11)	(.05)	(.13)	(.02)
Net realized and unrealized gain (loss)	6.57	.77	10.14	9.03	(26.40)	3.24
Total from investment operations	6.48	.51	10.03	8.98	(26.53)	3.22
Net asset value, end of period	$53.54	$47.06	$46.55	$36.52	$27.54	$54.07
Total Return, at Net Asset Value[3]	13.77%	1.09%	27.46%	32.61%	(49.07)%	6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$573,126	$543,020	$611,872	$547,683	$461,684	$1,002,442
Average net assets (in thousands)	$584,275	$605,083	$548,739	$478,968	$754,170	$1,045,592
Ratios to average net assets:[4]
Net investment loss	(0.33)%	(0.53)%	(0.29)%	(0.17)%	(0.30)%	(0.04)%
Total expenses[5]	0.84%	0.84%	0.85%	0.86%	0.71%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.76%	0.71%	0.68%	0.69%
Portfolio turnover rate	34%	91%	95%	102%	78%	112%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.84%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$45.84	$45.46	$35.75	$27.03	$53.22	$50.19
Income (loss) from investment operations:
Net investment loss[2]	(.15)	(.37)	(.20)	(.13)	(.24)	(.17)
Net realized and unrealized gain (loss)	6.39	.75	9.91	8.85	(25.95)	3.20
Total from investment operations	6.24	.38	9.71	8.72	(26.19)	3.03
Net asset value, end of period	$52.08	$45.84	$45.46	$35.75	$27.03	$53.22
Total Return, at Net Asset Value[3]	13.61%	0.83%	27.16%	32.26%	(49.21)%	6.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,536	$35,773	$32,669	$26,098	$21,952	$47,270
Average net assets (in thousands)	$38,013	$37,775	$27,552	$22,605	$35,815	$49,421
Ratios to average net assets:[4]
Net investment loss	(0.58)%	(0.78)%	(0.53)%	(0.44)%	(0.57)%	(0.31)%
Total expenses[5]	1.09%	1.09%	1.10%	1.12%	0.98%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.01%	0.97%	0.95%	0.96%
Portfolio turnover rate	34%	91%	95%	102%	78%	112%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.09%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%
Year Ended December 31, 2007	0.96%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $83,964,525 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $7,541,352. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no

14	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$217,070,467
No expiration	7,541,352

Total	$224,611,819

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $204,477,726 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $20,134,093 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$430,737,442

Gross unrealized appreciation	$190,468,585
Gross unrealized depreciation	(7,755,351)

Net unrealized appreciation	$182,713,234

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend

15	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if

16	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$121,948,332	$—	$—	$121,948,332
Consumer Staples	36,085,672	—	—	36,085,672
Energy	36,222,157	—	—	36,222,157
Financials	38,049,135	—	—	38,049,135
Health Care	99,889,198	—	—	99,889,198
Industrials	90,756,859	—	—	90,756,859
Information Technology	139,207,741	—	—	139,207,741
Materials	27,774,670	—	—	27,774,670
Telecommunication Services	7,376,565	—	—	7,376,565
Utilities	3,094,748	—	—	3,094,748
Investment Company	13,045,599	—	—	13,045,599

Total Assets	$613,450,676	$—	$—	$613,450,676

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation

18	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	182,639	$ 9,500,273	665,252	$ 32,309,437
Redeemed	(1,016,411)	(53,778,006)	(2,270,275)	(112,699,574)

Net decrease	(833,772)	$(44,277,733)	(1,605,023)	$(80,390,137)

Service Shares
Sold	61,579	$ 3,111,290	366,560	$ 18,018,685
Redeemed	(121,296)	(6,151,630)	(304,822)	(14,439,263)

Net increase (decrease)	(59,717)	$ (3,040,340)	61,738	$ 3,579,422

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$206,968,316	$253,865,991

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $310,680 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

19	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $101,199 and $6,581 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $2,734 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

20	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

21	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
10,738,046	994,639	734,165	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
10,848,738	999,379	618,734	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
10,634,507	1,018,768	813,576	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
10,754,568	1,023,804	688,479	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
10,766,185	1,023,074	677,591	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
10,679,775	1,039,043	748,033	N/A

22	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
10,726,511	1,002,845	737,495	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
10,757,607	1,020,891	688,353	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
10,494,590	1,087,623	884,638	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
10,733,510	1,012,791	720,549	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

23	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

OPPENHEIMER  SMALL- & MID-CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F .Glavin, Jr., Trustee, President and Principal Executive Officer

Ronald J. Zibelli, Jr., Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Balanced Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  BALANCED FUND/VA

Portfolio Managers: Mitch Williams, CFA,1 Krishna Memani and Peter A. Strzalkowski, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[2]
Non-Service Shares	4.53%
Service Shares	4.40
Average Annual Total Returns For the Periods Ended 6/29/12[2]

	1-Year	5-Year	10-Year
Non-Service Shares	0.96%	–4.30%	2.67%
Service Shares	0.62	–4.55	2.41
Expense Ratios For the Fiscal Year Ended 12/30/11[2]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.93%		0.69%
Service Shares	1.18		0.94

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

1. Became a portfolio manager November 2011.

Portfolio Allocation

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Chevron Corp.	3.2%
Humana, Inc.	2.3
Coca-Cola Co. (The)	2.3
Honeywell International, Inc.	2.1
Merck & Co., Inc.	2.1
Wells Fargo & Co.	2.0
Target Corp.	2.0
Exxon Mobil Corp.	1.9
UnitedHealth Group, Inc.	1.8
Goldman Sachs Group, Inc. (The)	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER BALANCED FUND/VA

FUND  PERFORMANCE DISCUSSION

During the six-month reporting period, the Fund’s Non-Service shares produced a return of 4.53%. In comparison, the Russell 1000 Value Index returned 8.68% and the Barclays Capital U.S. Aggregate Bond Index returned 2.37%.2 Measured separately, the Fund’s equity component underperformed the Russell 1000 Value Index and its fixed-income component outperformed the Barclays Capital U.S. Aggregate Bond Index.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets and historically riskier asset classes over the first three months of 2012. The rebound across risk markets gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency.

In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. Bond markets were not immune to the market volatility, posting modest returns across most sectors. The period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

The fixed-income component’s positive performance was driven by its exposure to spread products—credit, mortgage-backed obligations, non-prime asset-backed securities (ABS)—at the expense of government debt. The Fund’s investments in mortgage-backed obligations included residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, both of which benefited results. Despite bouts of risk aversion, mortgage-backed obligations generally produced positive results as housing in the U.S. began to stabilize. The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. The fixed-income component also received positive results from its exposure to high yield and investment grade debt.

The Fund’s equity component outperformed in the consumer staples sector as a result of superior stock selection. Four out of the top five performing stocks were in the financials sector: Wells Fargo & Co., JPMorgan Chase & Co., U.S. Bancorp and MetLife, Inc. Following another round of bank stress tests by the Federal Reserve in March 2012, stocks of banks, including Wells Fargo, JPMorgan Chase and U.S. Bancorp, rallied. We exited our position in JPMorgan by period end. The stock of insurance company MetLife performed positively early in the period, and we exited our position over the first quarter, locking in gains. Also contributing to performance was consumer discretionary stock Comcast Corp. The cable provider’s high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and increased its dividend by over forty percent.

2. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER BALANCED FUND/VA

FUND  PERFORMANCE DISCUSSION

The Fund’s equity component underperformed the Russell 1000 Value Index primarily in the industrials and information technology sectors. The most significant detractors from the equity component’s performance were Juniper Networks, Inc., Navistar International Corp. and GenOn Energy, Inc. Networking company Juniper experienced declines over the second quarter of 2012, announcing a decrease in revenue. Navistar, a manufacturer of commercial and military trucks, was negatively impacted by higher costs. It also has lost share in the Heavy Duty Class 8 truck market as the company struggled to develop an engine that meets new emissions rules. GenOn Energy is one of the largest generators of wholesale electricity in the United States. Shares of GenOn were hampered by declining natural gas prices, which hit 10-year lows during the period. We continue to believe that GenOn will benefit from its healthy balance sheet and the potential for higher power prices stemming from EPA regulations that may essentially force the closure of several competing power plants. Also hurting performance were Humana, Inc. and Cisco Systems, Inc. Humana, Inc. detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. Networking company Cisco declined after releasing earnings guidance below analysts’ expectations.

Outlook

Given the recent spate of weaker economic news globally and the ongoing crisis in Europe, we are cognizant that headwinds exist for risk-based assets. While a softening in the Chinese economy is evident, we do not believe that it heralds a hard landing. Indeed, policy makers in Beijing have taken steps to ease liquidity in the Middle Kingdom while attempting to take some of the froth out of the property sector. Despite fresh pronouncements from the EU Summit in late June, it is premature to sound the all-clear on peripheral Europe and important details remain unsettled much to the chagrin of debt markets near the epicenter and abroad. We do not expect these concerns to abate quickly and acknowledge the risk they present for seemingly unrelated asset classes.

The upcoming congressional and presidential elections in the U.S. may provide some volatility, especially given the contentious debate over entitlements, taxes, and the deficit. Markets seemed to welcome Operation Twist, and we believe that the Fed will respond to any downdraft in domestic economic activity with additional measures such as additional quantitative easing or outright buying of U.S. mortgages in order to keep the modest revival of the economy on track.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The performance data quoted represents past performance, which does not guarantee future results.

4	OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,045.30	$3.39
Service Shares	1,000.00	1,044.00	4.66

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.41	3.35
Service Shares	1,000.00	1,020.18	4.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service Shares	0.67%
Service Shares	0.92

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value

Common Stocks—59.1%
Consumer Discretionary—5.8%
Automobiles—0.8%
Ford Motor Co.	254,690	$2,442,477
Household Durables—1.4%
Mohawk Industries, Inc.[1]	58,500	4,085,055
Media—1.6%
Comcast Corp., Cl. A	127,060	4,062,108
Viacom, Inc., Cl. B	18,130	852,473

		4,914,581
Multiline Retail—2.0%
Target Corp.	99,030	5,762,556
Consumer Staples—4.9%
Beverages—4.1%
Coca-Cola Co. (The)	85,750	6,704,793
Molson Coors Brewing Co., Cl. B, Non-Vtg.	90,690	3,773,611
PepsiCo, Inc.	25,500	1,801,830

		12,280,234
Household Products—0.8%
Church & Dwight Co., Inc.	41,040	2,276,489
Energy—7.0%
Energy Equipment & Services—0.9%
Baker Hughes, Inc.	66,680	2,740,548
Oil, Gas & Consumable Fuels—6.1%
Apache Corp.	17,910	1,574,110
Chevron Corp.	89,870	9,481,285
Exxon Mobil Corp.	64,730	5,538,946
Valero Energy Corp.	53,150	1,283,573

		17,877,914
Financials—13.3%
Capital Markets—3.1%
BlackRock, Inc.	23,240	3,946,617
Goldman Sachs Group, Inc. (The)	54,740	5,247,376

		9,193,993
Commercial Banks—5.9%
M&T Bank Corp.	47,870	3,952,626
PNC Financial Services Group, Inc.	42,610	2,603,897
SunTrust Banks, Inc.	134,570	3,260,631
U.S. Bancorp	56,830	1,827,653
Wells Fargo & Co.	173,060	5,787,126

		17,431,933
Diversified Financial Services—1.5%
Citigroup, Inc.	162,130	4,443,983
Insurance—2.8%
ACE Ltd.	59,410	4,404,063

	Shares	Value

Insurance Continued
Marsh & McLennan Cos., Inc.	49,970	$1,610,533
Travelers Cos., Inc. (The)	32,790	2,093,314

		8,107,910
Health Care—9.2%
Health Care Equipment & Supplies—0.8%
Baxter International, Inc.	45,590	2,423,109
Health Care Providers & Services—4.1%
Humana, Inc.	87,140	6,748,122
UnitedHealth Group, Inc.	90,890	5,317,065

		12,065,187
Pharmaceuticals—4.3%
Merck & Co., Inc.	146,030	6,096,753
Pfizer, Inc.	168,460	3,874,580
Teva Pharmaceutical Industries Ltd., Sponsored ADR	67,750	2,672,060

		12,643,393
Industrials—5.7%
Aerospace & Defense—2.1%
Honeywell International, Inc.	110,200	6,153,568
Airlines—0.3%
United Continental Holdings, Inc.[1]	35,660	867,608
Construction & Engineering—0.6%
Quanta Services, Inc.[1]	77,940	1,876,016
Industrial Conglomerates—1.2%
Tyco International Ltd.	67,920	3,589,572
Machinery—0.5%
Navistar International Corp.[1]	47,140	1,337,362
Trading Companies & Distributors—1.0%
AerCap Holdings NV1	256,730	2,895,914
Information Technology—5.3%
Communications Equipment—2.7%
Cisco Systems, Inc.	190,360	3,268,481
Juniper Networks, Inc.[1]	299,530	4,885,334

		8,153,815
Electronic Equipment & Instruments—1.2%
TE Connectivity Ltd.	109,740	3,501,803
Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc.	49,420	1,861,651
Xilinx, Inc.	66,570	2,234,755

		4,096,406
Materials—2.4%
Chemicals—1.5%
Celanese Corp., Series A	23,950	829,149
Mosaic Co. (The)	67,200	3,679,872

		4,509,021

6	OPPENHEIMER BALANCED FUND/VA

	Shares	Value

Containers & Packaging—0.9%
Rock-Tenn Co., Cl. A	47,340	$2,582,397
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
AT&T, Inc.	74,880	2,670,221
Orbcomm, Inc.[1]	375	1,223
Verizon Communications, Inc.	50,790	2,257,108

		4,928,552
Utilities—3.8%
Electric Utilities—2.2%
American Electric Power Co., Inc.	54,240	2,164,153
Edison International, Inc.	95,630	4,418,106

		6,582,259
Energy Traders—0.7%
GenOn Energy, Inc.[1]	1,120,620	1,916,260
Multi-Utilities—0.9%
NiSource, Inc.	41,040	1,015,740
Public Service Enterprise Group, Inc.	49,800	1,618,500

		2,634,240
Total Common Stocks (Cost $167,453,428)		174,314,155

	Principal Amount
Asset-Backed Securities—4.1%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$185,000	186,260
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.742%, 3/15/16[3]	350,000	350,453
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	460,000	464,690
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A1, 1.96%, 1/5/14[2]	107,041	107,049
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	12,745	12,761
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	210,000	226,886
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	290,000	302,769
Series 2010-2, Cl. D, 6.24%, 6/8/16	40,000	43,266

	Principal Amount	Value

Asset-Backed Securities Continued
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	$90,000	$95,581
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. A3, 1.61%, 10/8/15	105,000	105,803
Series 2011-2, Cl. B, 2.33%, 3/8/16	300,000	304,662
Series 2011-2, Cl. D, 4%, 5/8/17	300,000	313,712
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	500,000	509,563
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	305,000	318,780
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	270,000	285,425
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	455,000	458,104
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]	300,000	306,011
Series 2012-1A, Cl. A, 2.044%, 8/20/16[2]	235,000	237,442
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	62,266	65,304
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	250,000	258,589
Citibank Omni Master Trust, Credit Card Receivables: Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	430,000	469,852
Series 2009-A17, Cl. A17,
4.90%, 11/15/18[2]	40,000	43,698
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.042%, 1/20/41[3]	115,000	115,348
CPS Auto Trust, Automobile Receivable Nts., Series 2012-B, Cl. A, 3.09%, 9/1/19[2]	380,000	380,147
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	175,000	175,624

7	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities Continued
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	$310,000	$318,273
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	32,070	32,119
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	430,000	431,052
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	105,000	104,970
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[2]	299,000	303,599
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.06%, 1/15/15[2]	245,690	245,717
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]	215,639	215,781
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	130,711	130,656
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. A, 0.712%, 1/15/16[3]	155,000	155,609
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	490,000	499,956
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.592%, 3/15/16[3]	375,000	377,186
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[2]	265,000	269,475
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	25,023	25,026
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	350,000	354,613
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts.: Series 2010-A, Cl. A2, 1.37%, 8/15/13[2]	32,770	32,790
Series 2010-A, Cl. A3, 1.83%, 11/17/14[2]	95,000	95,844

	Principal Amount	Value

Asset-Backed Securities Continued
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[2]	$290,000	$295,203
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	360,000	367,088
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	105,000	108,148
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	288,732	289,494
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[4]	201,658	201,658
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A2, 1.25%, 4/15/15	75,000	75,338
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	355,000	358,960
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	215,000	215,117
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[2]	155,000	155,262
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.47%, 3/20/21[2]	170,000	170,118

Total Asset-Backed Securities (Cost $11,855,402)		11,966,831
Mortgage-Backed Obligations—25.6%
Government Agency—20.6%
FHLMC/FNMA/FHLB/Sponsored—20.1%
Federal Home Loan Mortgage Corp.: 4.50%, 10/15/18	130,085	139,159
4.50%, 8/1/42[5]	2,375,000	2,536,426
5%, 12/15/34	9,439	10,215
5.50%, 9/1/39	1,178,393	1,283,902
6.50%, 4/15/18-4/1/34	92,818	103,554
7%, 10/1/31-10/1/37	694,474	808,340
8%, 4/1/16	28,932	31,220
9%, 8/1/22-5/1/25	12,467	14,443

8	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2006-11, Cl. PS, 23.667%, 3/25/36[3]	$256,020	$370,733
Series 2426, Cl. BG, 6%, 3/15/17	243,327	261,651
Series 2427, Cl. ZM, 6.50%, 3/15/32	322,972	372,659
Series 2461, Cl. PZ, 6.50%, 6/15/32	161,506	186,369
Series 2500, Cl. FD, 0.742%, 3/15/32[3]	21,413	21,612
Series 2526, Cl. FE, 0.642%, 6/15/29[3]	28,455	28,612
Series 2551, Cl. FD, 0.642%, 1/15/33[3]	18,818	18,929
Series 2626, Cl. TB, 5%, 6/1/33	418,326	460,585
Series 3025, Cl. SJ, 23.864%, 8/15/35[3]	68,864	102,188
Series 3822, Cl. JA, 5%, 6/1/40	519,346	552,757
Series 3848, Cl. WL, 4%, 4/1/40	399,339	422,819
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 14.834%, 4/1/27[6]	194,663	41,848
Series 192, Cl. IO, 12.769%, 2/1/28[6]	53,939	8,842
Series 2130, Cl. SC, 50.812%, 3/15/29[6]	161,930	32,780
Series 243, Cl. 6, 0.513%, 12/15/32[6]	175,672	38,310
Series 2531, Cl. ST, 99.999%, 2/15/30[6]	145,022	1,742
Series 2796, Cl. SD, 65.819%, 7/15/26[6]	234,720	47,351
Series 2802, Cl. AS, 83.524%, 4/15/33[6]	122,517	7,358
Series 2920, Cl. S, 66.067%, 1/15/35[6]	1,186,287	202,810
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	157,861	22,043
Series 3450, Cl. BI, 12.367%, 5/15/38[6]	222,961	36,998
Series 3662, Cl. SM, 24.868%, 10/15/32[6]	174,999	23,346
Series 3736, Cl. SN, 6.506%, 10/15/40[6]	813,675	133,969
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO,
3.829%, 6/1/26[7]	55,432	48,438
Federal National Mortgage Assn.:
2.50%, 7/1/27[5]	5,620,000	5,792,113
3.50%, 8/1/42[5]	5,410,000	5,673,738
4%, 7/1/27[5]	350,000	372,313
4.50%, 7/1/27[5]	794,000	851,193
5.50%, 9/25/20	8,312	9,109
5.50%, 7/1/27-8/1/42[5]	2,018,000	2,197,471
6%, 11/25/17-3/1/37	879,777	967,137
6%, 8/1/42[5]	1,140,000	1,252,753
6.50%, 5/25/17-10/25/19	195,422	210,880
7%, 11/1/17-10/25/35	107,531	116,199
7.50%, 1/1/33	160,388	195,080
8.50%, 7/1/32	7,112	8,842
Federal National Mortgage Assn., 15 yr.: 3%, 7/1/27[5]	8,640,000	9,054,450
3.50%, 7/1/27[5]	755,000	797,941
Federal National Mortgage Assn., 30 yr.: 4%, 8/1/42[5]	9,455,000	10,047,415
4.50%, 8/1/42[5]	4,985,000	5,344,854

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass
Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	$145,421	$162,885
Trust 2003-130, Cl. CS, 13.61%, 12/25/33[3]	38,095	45,651
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	736,396
Trust 2004-101, Cl. BG, 5%, 1/25/20	838,515	898,447
Trust 2004-9, Cl. AB, 4%, 7/1/17	30,296	30,333
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	776,908
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	313,154
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	183,264	189,593
Trust 2006-46, Cl. SW, 23.30%, 6/25/36[3]	185,910	267,433
Trust 2006-50, Cl. KS, 23.301%, 6/25/36[3]	41,193	59,849
Trust 2007-42, Cl. A, 6%, 2/1/33	402,561	418,850
Trust 2009-36, Cl. FA, 1.185%, 6/25/37[3]	456,623	463,709
Trust 2009-37, Cl. HA, 4%, 4/1/19	353,430	374,208
Trust 2009-70, Cl. PA, 5%, 8/1/35	366,908	373,047
Trust 2011-15, Cl. DA, 4%, 3/1/41	225,788	241,332
Trust 2011-3, Cl. KA, 5%, 4/1/40	387,725	422,360
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-65, Cl. S, 34.443%, 11/25/31[6]	407,680	79,328
Trust 2001-81, Cl. S, 26.301%, 1/25/32[6]	98,300	20,749
Trust 2002-47, Cl. NS, 33.878%, 4/25/32[6]	248,591	49,682
Trust 2002-51, Cl. S, 34.116%, 8/25/32[6]	228,266	45,618
Trust 2002-52, Cl. SD, 40.43%, 9/25/32[6]	295,994	65,446
Trust 2002-77, Cl. SH, 42.876%, 12/18/32[6]	146,409	30,398
Trust 2002-84, Cl. SA, 36.534%, 12/25/32[6]	379,458	69,002
Trust 2002-9, Cl. MS, 30.893%, 3/25/32[6]	104,411	20,521
Trust 2003-33, Cl. SP, 99.999%, 5/25/33[6]	430,084	67,658
Trust 2003-4, Cl. S, 32.188%, 2/25/33[6]	242,480	44,012
Trust 2003-46, Cl. IH, 99.999%, 6/1/23[6]	883,806	120,962
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[6]	59,398	1,332
Trust 2004-54, Cl. DS, 48.962%, 11/25/30[6]	240,776	48,658
Trust 2004-56, Cl. SE, 17.45%, 10/25/33[6]	77,158	13,071
Trust 2005-14, Cl. SE, 45.002%, 3/25/35[6]	121,998	20,079
Trust 2005-40, Cl. SA, 57.95%, 5/25/35[6]	635,981	124,580
Trust 2005-5, Cl. SD, 11.622%, 1/25/35[6]	172,117	27,086
Trust 2005-71, Cl. SA, 63.085%, 8/25/25[6]	663,088	95,002
Trust 2005-93, Cl. SI, 21.417%, 10/25/35[6]	187,295	27,647
Trust 2006-60, Cl. DI, 43.055%, 4/25/35[6]	71,781	9,776
Trust 2007-84, Cl. DS, 12.971%, 8/25/37[6]	238,243	41,978
Trust 2007-88, Cl. XI, 42.67%, 6/25/37[6]	502,266	84,564
Trust 2008-46, Cl. EI, 12.78%, 6/25/38[6]	228,236	40,657

9	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2008-55, Cl. SA, 22.774%, 7/25/38[6]	$564,180	$90,759
Trust 2008-67, Cl. KS, 56.708%, 8/25/34[6]	318,833	24,035
Trust 2009-8, Cl. BS, 18.395%, 2/25/24[6]	145,261	14,423
Trust 222, Cl. 2, 24.455%, 6/1/23[6]	423,719	79,309
Trust 233, Cl. 2, 44.351%, 8/1/23[6]	276,221	61,889
Trust 252, Cl. 2, 37.95%, 11/1/23[6]	361,910	77,681
Trust 319, Cl. 2, 4.842%, 2/1/32[6]	99,677	15,476
Trust 320, Cl. 2, 10.38%, 4/1/32[6]	27,559	4,366
Trust 321, Cl. 2, 0.922%, 4/1/32[6]	327,257	50,478
Trust 331, Cl. 9, 12.993%, 2/1/33[6]	329,407	51,646
Trust 334, Cl. 17, 20.54%, 2/1/33[6]	199,677	44,343
Trust 339, Cl. 12, 1.903%, 7/1/33[6]	319,355	61,310
Trust 339, Cl. 7, 0%, 7/1/33[6,8]	972,855	134,313
Trust 343, Cl. 13, 0%, 9/1/33[6,8]	299,066	41,480
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	353,020	44,024
Trust 351, Cl. 10, 0%, 4/1/34[6,8]	43,470	6,393
Trust 351, Cl. 8, 0%, 4/1/34[6,8]	141,556	20,168
Trust 356, Cl. 10, 0%, 6/1/35[6,8]	110,998	15,504
Trust 356, Cl. 12, 0%, 2/1/35[6,8]	60,393	8,471
Trust 362, Cl. 13, 0%, 8/1/35[6,8]	394,710	65,013
Trust 364, Cl. 16, 0%, 9/1/35[6,8]	297,978	47,704
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
4.355%, 9/25/23[7]	153,374	144,407

		59,288,649
GNMA/Guaranteed—0.3%
Government National Mortgage Assn.: 7%, 1/30/24	72,348	85,072
7.50%, 1/30/23-6/30/24	70,839	81,123
8%, 5/30/17-4/15/23	63,136	73,337
8.50%, 8/1/17-12/15/17	16,919	18,164
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 88.053%, 1/16/27[6]	291,417	54,004
Series 2002-15, Cl. SM, 79.607%, 2/16/32[6]	337,904	66,737
Series 2002-76, Cl. SY, 81.88%, 12/16/26[6]	751,087	157,222
Series 2004-11, Cl. SM, 70.41%, 1/17/30[6]	265,519	62,327
Series 2007-17, Cl. AI, 22.03%, 4/16/37[6]	751,548	149,458
Series 2011-52, Cl. HS, 9.436%, 4/16/41[6]	357,224	91,547

		838,991

	Principal Amount	Value

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.799%, 12/8/20[3]	$535,030	$537,287
Non-Agency—5.0%
Commercial—3.2%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	515,000	585,872
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.805%, 6/1/49[3]	270,000	306,418
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.569%, 6/1/47[3]	222,838	165,784
Bear Stearns Commercial Mortgage Securities Trust2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[3]	305,000	323,129
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	89,375	89,877
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	45,933	33,625
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.276%, 12/1/49[3]	460,000	539,410
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	425,000	474,031
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	317,733	187,114
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.883%, 9/1/20[2,6]	3,091,820	210,006

10	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	$312,733	$301,941
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	506,085	317,430
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AM, 6.071%, 7/1/38[3]	190,000	199,071
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	300,000	333,720
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	115,000	114,518
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	239,769	245,071
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	286,699	292,568
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	115,632	113,351
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.009%, 11/1/35[3]	293,110	214,783
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	283,252	286,169
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[2]	128,494	129,887
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	520,000	534,014

	Principal Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Continued
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	$60,000	$67,437
Series 2007-LD11, Cl. A2,
5.994%, 6/15/49[3]	214,369	214,715
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	313,103	271,429
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	51,224	51,629
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	620,000	711,212
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.634%, 4/1/34[3]	176,493	177,264
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	290,000	302,756
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[3]	345,000	344,365
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.89%, 7/1/37[3]	297,065	196,327
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	40,000	44,495
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	380,000	438,967
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.451%, 12/1/35[3]	144,798	124,061

11	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/1/35[3]	$63,101	$58,932
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.019%, 11/1/37[3]	194,997	160,340
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[6]	4,109,964	352,121

		9,513,839
Multifamily—0.3%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.625%, 6/1/36[3]	185,000	160,188
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.133%, 5/1/37[3]	39,431	33,720
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1,
2.668%, 3/25/36[3]	708,936	602,507

		796,415
Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	555,000	617,921
Residential—1.3%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.205%, 5/25/34[3]	140,887	121,152
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.984%, 2/1/51[3]	320,000	321,856
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.532%, 5/1/36[3]	80,000	71,609

	Principal Amount	Value

Residential Continued
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.109%, 6/1/34[3]	$235,383	$224,839
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.355%, 7/25/36[3]	153,464	142,293
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	57,034	50,124
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	311,779	262,529
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	124,973	113,249
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	750,799	542,725
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	182,731	128,922
Countrywide Home Loans, Asset-Backed Certificates: Series 2002-4, Cl. A1, 0.985%, 2/25/33[3]	6,454	6,316
Series 2005-16, Cl. 2AF2, 5.331%, 5/1/36[3]	399,697	310,748
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	198,497	166,573
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.365%, 6/25/47[3]	303,177	298,737
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	124,526	113,412
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	113,934	98,989
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	142,915	148,604

12	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Residential Continued
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	$22,465	$14,803
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	37,341	29,339
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.312%, 5/1/37[3]	180,844	160,865
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	164,017	148,785
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	99,100	100,272
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.662%, 10/1/36[3]	182,644	165,210

		3,741,951
Total Mortgage-Backed Obligations (Cost $73,509,290)		75,335,053
U.S. Government Obligations—0.8%
Federal Home Loan Mortgage Corp. Nts.: 1%, 7/28/17	105,000	105,127
1.25%, 5/12/17	150,000	152,233
1.75%, 5/30/19	215,000	220,407
2.375%, 1/13/22[9]	611,000	628,913
5.25%, 4/18/16	300,000	351,494
5.50%, 7/18/16	65,000	77,316
Federal National Mortgage Assn. Nts.:
1.125%, 4/27/17	549,000	555,062
5.375%, 6/12/17	175,000	212,358
U.S. Treasury Nts., 1.75%, 5/15/22	82,000	82,756

Total U.S. Government Obligations (Cost $2,313,595)		2,385,666
Non-Convertible Corporate Bonds and Notes—18.9%
Consumer Discretionary—3.1%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	289,000	313,565

	Principal Amount	Value

Automobiles—0.3%
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	$164,000	$251,855
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	600,000	669,172

		921,027
Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	344,000	374,960
Hotels, Restaurants & Leisure—0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	163,000	172,562
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	520,000	570,693
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	79,000	93,284

		836,539
Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	323,000	342,380
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	330,000	341,245
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	134,000	137,565

		821,190
Media—1.0%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	97,000	95,444
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	299,189
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	298,000	334,505
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	180,000	182,099
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	317,000	343,945
Historic TW, Inc., 9.125% Debs., 1/15/13	115,000	119,801
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	120,000	131,700
10% Sr. Unsec. Nts., 7/15/17	324,000	367,740
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	109,000	128,090
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	181,000	246,132
Time Warner, Inc., 9.15% Debs., 2/1/23	38,000	52,950

13	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Media Continued
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	$195,000	$216,554
6.50% Sr. Sec. Nts., 1/15/18	417,000	455,573

		2,973,722
Multiline Retail—0.4%
Dollar General Corp., 4.125% Nts., 7/15/17[5]	289,000	294,419
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	189,000	203,520
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	500,000	542,954
Target Corp., 4% Sr. Unsec. Nts., 7/1/42	212,000	210,057

		1,250,950
Specialty Retail—0.5%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	315,000	345,713
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	355,000	379,850
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	323,000	352,878
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	273,000	305,267

		1,383,708
Textiles, Apparel & Luxury Goods—0.1%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	277,000	308,163
Consumer Staples—1.3%
Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	125,000	199,668
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	315,000	339,413
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	87,000	95,351
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	307,000	315,715
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	122,000	135,781

		1,085,928
Food & Staples Retailing—0.1%
Delhaize Group: 5.70% Sr. Unsec. Nts., 10/1/40	94,000	79,305
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	279,000	293,928

		373,233
Food Products—0.5%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	236,000	249,155

	Principal Amount	Value

Food Products Continued
Bunge Ltd. Finance Corp.: Continued
8.50% Sr. Unsec. Nts., 6/15/19	$207,000	$258,922
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42[2]	76,000	80,872
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40	192,000	247,857
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	353,000	383,446
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	150,000	155,250

		1,375,502
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	262,000	427,993
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	221,000	240,775
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	319,000	336,816

		1,005,584
Energy—2.3%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	350,000	382,194
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	425,000	488,535
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	276,000	301,867
Precision Drilling Corp.: 6.50% Sr. Unsec. Nts., 12/15/21	152,000	155,800
6.625% Sr. Unsec. Nts., 11/15/20	145,000	150,075
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	198,000	200,277

		1,678,748
Oil, Gas & Consumable Fuels—1.7%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	117,000	133,438
Apache Corp., 4.75% Sr. Unsec. Unsub. Nts., 4/15/43	107,000	119,532
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[2]	318,000	331,953
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	488,000	569,153
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	256,000	265,150
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	92,000	98,780
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	566,000	584,136

14	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Kinder Morgan Energy Partners LP, 3.95% Sr. Unsec. Unsub. Nts., 9/1/22	$109,000	$110,745
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	308,000	329,560
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	363,000	386,333
Phillips 66, 4.30% Unsec. Nts., 4/1/22[2]	214,000	225,750
Plains All American Pipeline LP/PAA Finance Corp., 5.15% Sr. Unsec. Unsub. Nts., 6/1/42	114,000	121,103
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	314,000	344,615
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	291,000	314,644
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	327,000	316,373
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[2]	160,000	162,619
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[2]	245,000	262,932
5% Sr. Unsec. Nts., 11/15/13[2]	312,000	325,418

		5,002,234
Financials—6.6%
Capital Markets—1.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	600,000	658,646
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	340,000	322,839
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	271,000	275,978
6.25% Sr. Nts., 2/1/41	307,000	321,606
Macquarie Bank Ltd.: 5% Sr. Nts., 2/22/17[2]	101,000	103,017
6.625% Unsec. Sub. Nts., 4/7/21[2]	466,000	468,323
Morgan Stanley: 5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	114,000	111,784
5.625% Sr. Unsec. Nts., 9/23/19	753,000	746,773
Nomura Holdings, Inc.: 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	330,000	336,188
6.70% Sr. Unsec. Nts., 3/4/20	28,000	31,089
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	314,000	336,285
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	354,000	356,777
UBS AG Stamford CT,
2.25% Sr. Unsec. Nts., 8/12/13	139,000	139,473
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	302,000	286,900

		4,495,678

	Principal Amount	Value

Commercial Banks—1.2%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	$382,000	$384,625
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	641,000	639,398
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	820,000	773,875
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	562,000	554,757
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	218,000	223,756
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	333,000	367,133
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	438,000	441,021

		3,384,565
Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	329,000	341,344
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	457,000	568,903
SLM Corp., 6.25% Sr. Nts., 1/25/16	483,000	509,565

		1,419,812
Diversified Financial Services—1.1%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	466,000	514,543
Citigroup, Inc.: 4.45% Sr. Unsec. Unsub. Nts., 1/10/17	191,000	200,501
4.50% Sr. Unsec. Nts., 1/14/22[5]	279,000	288,947
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	519,000	575,942
ING Bank NV, 3.75% Unsec. Nts., 3/7/17[2]	108,000	107,653
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,037,000	1,140,800
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	453,000	518,825

		3,347,211
Insurance—1.8%
American International Group, Inc.: 4.875% Sr. Unsec. Nts., 6/1/22	255,000	261,637
6.25% Jr. Sub. Bonds, 3/15/37	147,000	136,710
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	97,000	116,248
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	290,000	319,455
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	169,000	186,265

15	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Insurance Continued
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	$317,000	$318,430
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	178,000	184,166
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	170,000	166,446
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[2]	506,000	510,502
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	688,000	634,680
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[2]	412,000	418,910
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	673,000	620,701
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	520,000	560,609
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	121,413
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,4]	587,000	578,195

		5,134,367
Real Estate Investment Trusts—0.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	75,000	78,963
7% Sr. Unsec. Nts., 10/15/17	294,000	342,159
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	295,000	302,207
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	322,000	332,873
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	211,000	224,110
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]	283,000	308,944

		1,589,256
Health Care—0.6%
Biotechnology—0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	299,000	310,069
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	215,000	242,118
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	167,000	195,678

		747,865
Health Care Providers & Services—0.2%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[2]	221,000	229,712

	Principal Amount	Value

Health Care Providers & Services Continued
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	$183,000	$242,302
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	215,000	247,374

		719,388
Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	365,000	385,988
Industrials—1.4%
Aerospace & Defense—0.2%
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	280,000	294,000
United Technologies Corp., 3.10% Sr. Unsec. Unsub. Nts., 6/1/22	204,000	214,403

		508,403
Commercial Services & Supplies—0.1%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	344,000	374,100
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	50,000	53,250

		427,350
Industrial Conglomerates—0.4%
General Electric Capital Corp.: 5.25% Sr. Unsec. Nts., 10/19/12	49,000	49,690
6.375% Unsec. Sub. Bonds, 11/15/67	644,000	672,175
7.125% Unsec. Sub. Nts., 12/15/49	300,000	318,113

		1,039,978
Machinery—0.5%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[2]	338,000	363,350
ITT Corp., 7.375% Unsec. Debs., 11/15/15	217,000	249,272
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	163,000	179,410
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	234,000	241,425
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	286,000	313,170

		1,346,627
Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	288,000	305,280
Road & Rail—0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	101,000	114,136
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	297,000	333,769

		447,905

16	OPPENHEIMER BALANCED FUND/VA

	Principal Amount	Value

Information Technology—0.6%
Communications Equipment—0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	$138,000	$159,646
Computers & Peripherals—0.1%
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21	249,000	261,701
Electronic Equipment & Instruments—0.1%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	340,000	357,440
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	125,000	131,710

		489,150
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	330,000	341,997
Semiconductors & Semiconductor Equipment—0.1%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	274,000	302,770
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	391,000	400,936
Materials—1.3%
Chemicals—0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	155,000	190,830
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	565,000	589,310
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	208,000	213,183

		993,323
Containers & Packaging—0.2%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	308,000	338,030
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22[2]	112,000	115,692
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[2]	270,000	306,450

		760,172
Metals & Mining—0.7%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	171,000	167,897
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	86,000	84,834
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	227,000	223,974
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	499,000	559,443

	Principal Amount	Value

Metals & Mining Continued
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	$322,000	$325,630
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	135,000	146,505
6% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	291,193
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	122,000	122,226
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	35,000	39,150

		1,960,852
Paper & Forest Products—0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	139,000	157,487
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	66,000	75,670

		233,157
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.9%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	409,000	511,874
British Telecommunications plc, 9.875% Bonds, 12/15/30	209,000	315,434
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	244,000	237,741
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	343,000	370,440
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	383,000	337,040
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	469,000	409,346
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	199,000	259,661
Vivendi SA, 4.75% Sr. Unsec. Nts., 4/12/22[2]	20,000	19,791
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	303,000	331,785

		2,793,112
Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 6.125% Sr. Unsec. Unsub. Nts., 3/30/40	149,000	185,125
Utilities—0.7%
Electric Utilities—0.5%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	438,000	462,620
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	354,000	359,303
Oncor Electric Delivery Co. LLC, 4.10% Sr. Sec. Nts., 6/1/22[2]	60,000	61,347

17	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Electric Utilities Continued
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[2]	$492,000	$531,397

		1,414,667
Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	316,000	331,923
Gas Utilities—0.1%
Southwest Gas Corp., 3.875% Sr. Unsec. Unsub. Nts., 4/1/22	215,000	227,244

Total Non-Convertible Corporate Bonds and Notes (Cost $53,493,534)		55,860,501

	Expiration Date	Strike Price	Contracts

Options Purchased—0.0%
Humana, Inc. Put[1]	7/23/12	$72.500	128	3,840
Humana, Inc. Put[1]	8/20/12	67.500	132	6,600

	Expiration Date	Strike Price	Contracts	Value

Options Purchased Continued
UnitedHealth Group, Inc. Put[1]	7/23/12	$55.000	209	$9,405
UnitedHealth Group, Inc. Put[1]	8/20/12	52.500	209	12,540

Total Options Purchased (Cost $67,584)				32,385

	Shares

Investment Company—7.0%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.20%[11,12]
(Cost $20,688,419)	20,688,419	20,688,419
Total Investments, at Value (Cost $329,381,252)	115.5%	340,583,010
Liabilities in Excess of Other Assets	(15.5)	(45,804,517)
Net Assets	100.0%	$294,778,493

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,445,439 or 5.24% of the Fund’s net assets as of June 29, 2012.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $1,383,991, which represents 0.47% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	$296,554	$314,644	$18,090
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	289,052	289,494	442
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-11/18/11	201,306	201,658	352
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	578,689	578,195	(494)

		$1,365,601	$1,383,991	$18,390

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See Note 1 of the accompanying Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,847,410 or 1.31% of the Fund’s net assets as of June 29, 2012.

18	OPPENHEIMER BALANCED FUND/VA

Footnotes to Statement of Investments Continued

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $192,845 or 0.07% of the Fund’s net assets as of June 29, 2012.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $200,717. See Note 6 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	32,784,414	65,254,581	77,350,576	20,688,419

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$20,688,419	$19,442
a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of June 29, 2012.

Futures Contracts as of June 29, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Sell	4	9/19/12	$591,875	$2,512
U.S. Treasury Nts., 2 yr.	Sell	64	9/28/12	14,092,000	10,829
U.S. Treasury Nts., 5 yr.	Sell	45	9/28/12	5,578,594	(6,769)
U.S. Treasury Nts., 10 yr.	Sell	13	9/19/12	1,733,875	3,789
U.S. Treasury Ultra Bonds	Buy	34	9/19/12	5,672,688	86,004

					$96,365

See accompanying Notes to Financial Statements.

19	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $308,692,833)	$319,894,591
Affiliated companies (cost $20,688,419)	20,688,419
340,583,010
Cash	45,783
Receivables and other assets:
Investments sold (including $32,940,818 sold on a when-issued or delayed delivery basis)	35,930,155
Interest, dividends and principal paydowns	1,280,381
Futures margins	23,933
Shares of beneficial interest sold	22,547
Other	28,635
Total assets	377,914,444
Liabilities
Payables and other liabilities:
Investments purchased (including $77,300,714 purchased on a when-issued or delayed delivery basis)	82,810,594
Shares of beneficial interest redeemed	111,507
Futures margins	95,913
Trustees’ compensation	25,115
Transfer and shareholder servicing agent fees	23,627
Shareholder communications	22,604
Distribution and service plan fees	13,757
Other	32,834
Total liabilities	83,135,951
Net Assets	$294,778,493
Composition of Net Assets
Par value of shares of beneficial interest	$25,377
Additional paid-in capital	340,719,229
Accumulated net investment income	2,806,871
Accumulated net realized loss on investments and foreign currency transactions	(60,071,154)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,298,170
Net Assets	$294,778,493
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $219,712,673 and 18,862,204 shares of beneficial interest outstanding)	$11.65
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $75,065,820 and 6,514,816 shares of beneficial interest outstanding)	$11.52

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER BALANCED FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Interest	$2,085,837
Dividends:
Unaffiliated companies	1,647,142
Affiliated companies	19,442
Total investment income	3,752,421
Expenses
Management fees	883,223
Distribution and service plan fees—Service shares	96,577
Transfer and shareholder servicing agent fees:
Non-Service shares	79,963
Service shares	38,561
Shareholder communications:
Non-Service shares	6,267
Service shares	3,191
Custodian fees and expenses	14,910
Trustees’ compensation	6,315
Administration service fees	750
Other	44,564
Total expenses	1,174,321
Less waivers and reimbursements of expenses	(282,010)
Net expenses	892,311
Net Investment Income	2,860,110
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	4,046,782
Closing and expiration of futures contracts	165,985
Foreign currency transactions	710,919
Net realized gain	4,923,686
Net change in unrealized appreciation/depreciation on:
Investments	216,639
Translation of assets and liabilities denominated in foreign currencies	(684,363)
Futures contracts	53,563
Net change in unrealized appreciation/depreciation	(414,161)

Net Increase in Net Assets Resulting from Operations	$7,369,635

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21	OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$2,860,110	$3,643,156
Net realized gain	4,923,686	9,575,957
Net change in unrealized appreciation/depreciation	(414,161)	(11,457,323)
Net increase in net assets resulting from operations	7,369,635	1,761,790
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,027,836)	(3,355,682)
Service shares	(910,776)	(1,802,307)
	(3,938,612)	(5,157,989)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	90,423,821	(20,174,392)
Service shares	(5,010,412)	(10,697,145)
	85,413,409	(30,871,537)
Net Assets
Total increase (decrease)	88,844,432	(34,267,736)
Beginning of period	205,934,061	240,201,797
End of period (including accumulated net investment income of $2,806,871 and $3,885,373, respectively)	$294,778,493	$205,934,061

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

22	OPPENHEIMER BALANCED FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,		Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.30	$11.47	$10.30	$8.45	$16.41	$17.69
Income (loss) from investment operations:
Net investment income[2]	.15	.20	.23	.25	.41	.43
Net realized and unrealized gain (loss)	.36	(.11)	1.09	1.60	(7.03)	.19
Total from investment operations	.51	.09	1.32	1.85	(6.62)	.62
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.26)	(.15)	—	(.39)	(.46)
Distributions from net realized gain	—	—	—	—	(.95)	(1.44)
Total dividends and/or distributions to shareholders	(.16)	(.26)	(.15)	—	(1.34)	(1.90)
Net asset value, end of period	$11.65	$11.30	$11.47	$10.30	$8.45	$16.41
Total Return, at Net Asset Value[3]	4.53%	0.72%	12.91%	21.89%	(43.47)%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$219,712	$128,383	$150,622	$159,797	$169,621	$385,948
Average net assets (in thousands)	$161,170	$141,848	$151,620	$159,013	$295,669	$418,103
Ratios to average net assets:[4]
Net investment income	2.51%	1.70%	2.13%	2.71%	3.14%	2.55%
Total expenses[5]	0.90%	0.91%	0.91%	0.89%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.65%	0.60%	0.67%	0.73%
Portfolio turnover rate[6]	62%	102%	54%	87%	67%	68%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$260,922,077	$266,102,858
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720

See accompanying Notes to Financial Statements.

23	OPPENHEIMER BALANCED FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.17	$11.35	$10.19	$8.38	$16.28	$17.57
Income (loss) from investment operations:
Net investment income[2]	.13	.16	.20	.22	.37	.38
Net realized and unrealized gain (loss)	.36	(.11)	1.08	1.59	(6.97)	.19
Total from investment operations	.49	.05	1.28	1.81	(6.60)	.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.23)	(.12)	—	(.35)	(.42)
Distributions from net realized gain	—	—	—	—	(.95)	(1.44)
Total dividends and/or distributions to shareholders	(.14)	(.23)	(.12)	—	(1.30)	(1.86)
Net asset value, end of period	$11.52	$11.17	$11.35	$10.19	$8.38	$16.28
Total Return, at Net Asset Value[3]	4.40%	0.38%	12.68%	21.60%	(43.62)%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,066	$77,551	$89,580	$88,746	$ 68,798	$121,399
Average net assets (in thousands)	$77,672	$85,157	$87,280	$77,101	$100,164	$117,012
Ratios to average net assets:[4]
Net investment income	2.19%	1.45%	1.87%	2.42%	2.90%	2.30%
Total expenses[5]	1.16%	1.16%	1.16%	1.15%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.90%	0.85%	0.92%	0.98%
Portfolio turnover rate[6]	62%	102%	54%	87%	67%	68%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$260,922,077	$266,102,858
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720

See accompanying Notes to Financial Statements.

24	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Balanced Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$77,300,714
Sold securities	32,940,818

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

25	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

26	OPPENHEIMER BALANCED FUND/VA

During the fiscal year ended December 30, 2011, the Fund utilized $15,143,099 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $6,584,156. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$13,408,759
2017	44,728,707
No expiration	6,584,156

Total	$64,721,622

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $58,137,466 expiring by 2017 and $1,660,470 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $4,923,686 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$330,311,620
Federal tax cost of other investments	(16,420,021)

Total federal tax cost	$313,891,599

Gross unrealized appreciation	$17,360,114
Gross unrealized depreciation	(6,992,359)

Net unrealized appreciation	$10,367,755

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded

27	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

28	OPPENHEIMER BALANCED FUND/VA

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security.

29	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$17,204,669	$—	$—	$17,204,669
Consumer Staples	14,556,723	—	—	14,556,723
Energy	20,618,462	—	—	20,618,462
Financials	39,177,819	—	—	39,177,819
Health Care	27,131,689	—	—	27,131,689
Industrials	16,720,040	—	—	16,720,040

30	OPPENHEIMER BALANCED FUND/VA

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks Continued
Information Technology	$15,752,024	$—	$—	$15,752,024
Materials	7,091,418	—	—	7,091,418
Telecommunication Services	4,928,552	—	—	4,928,552
Utilities	11,132,759	—	—	11,132,759
Asset-Backed Securities	—	11,966,831	—	11,966,831
Mortgage-Backed Obligations	—	75,335,053	—	75,335,053
U.S. Government Obligations	—	2,385,666	—	2,385,666
Non-Convertible Corporate Bonds and Notes	—	55,860,501	—	55,860,501
Options Purchased	32,385	—	—	32,385
Investment Company	20,688,419	—	—	20,688,419

Total Investments, at Value	195,034,959	145,548,051	—	340,583,010
Other Financial Instruments:
Futures margins	23,933	—	—	23,933

Total Assets	$195,058,892	$145,548,051	$—	$340,606,943

Liabilities Table
Other Financial Instruments:
Futures margins	$(95,913)	$—	$—	$(95,913)

Total Liabilities	$(95,913)	$—	$—	$(95,913)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	129,590	$1,521,427	252,001	$2,909,335
Dividends and/or distributions reinvested	261,020	3,027,836	287,056	3,355,682
Acquisition—Note 8	8,473,818	101,940,025	—	—
Redeemed	(1,368,485)	(16,065,467)	(2,302,830)	(26,439,409)

Net increase (decrease)	7,495,943	$90,423,821	(1,763,773)	$(20,174,392)

Service Shares
Sold	171,239	$1,998,739	423,625	$4,837,026
Dividends and/or distributions reinvested	79,405	910,776	155,505	1,802,307
Redeemed	(679,744)	(7,919,927)	(1,531,184)	(17,336,478)

Net decrease	(429,100)	$(5,010,412)	(952,054)	$(10,697,145)

31	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$143,910,985	$133,900,674
U.S. government and government agency obligations	2,295,043	1,154,343
To Be Announced (TBA) mortgage-related securities	260,922,077	266,102,858

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $112,503 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $182,391 and $90,790 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $8,829 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

32	OPPENHEIMER BALANCED FUND/VA

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

33	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$23,933	*	Futures margins	$95,913	*
Equity contracts	Investments, at value	32,385	**

Total		$56,318			$95,913

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Foreign currency transactions	Total
Foreign exchange contracts	$—	$(19,339)	$(19,339)
Interest rate contracts	165,985	—	165,985

Total	$165,985	$(19,339)	$146,646

34	OPPENHEIMER BALANCED FUND/VA

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Total
Equity contracts	$(35,199)	$—	$—	$(35,199)
Foreign exchange contracts	—	—	(20,189)	(20,189)
Interest rate contracts	—	53,563	—	53,563

Total	$(35,199)	$53,563	$(20,189)	$(1,825)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $112,408.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of June 29, 2012, the Fund had no outstanding forward contracts.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The

35	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $6,927,496 and $19,752,098 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $4,626 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of June 29, 2012, the Fund had no outstanding written options.

7. Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

36	OPPENHEIMER BALANCED FUND/VA

8. Acquisition of Total Return Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Total Return Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Total Return Portfolio shareholders on April 20, 2012. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Total Return Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Class A	0.1049625104	8,473,818	$101,940,025	$230,906,772

1. The net assets acquired included net unrealized appreciation of $6,091,953 and an unused capital loss carryforward of $46,084,065, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$3,321,068
Net loss on investments	10,291,352
Net increase in net assets resulting from operations	13,612,420

9. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties

37	OPPENHEIMER BALANCED FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation Continued

filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

38	OPPENHEIMER BALANCED FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Balanced Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
17,193,173	948,698	617,252	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
17,332,147	905,677	521,299	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
17,095,479	944,228	719,415	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
17,091,961	876,674	790,488	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
17,229,468	973,504	556,151	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
17,130,450	1,006,646	622,027	N/A

39	OPPENHEIMER BALANCED FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
17,127,270	1,009,929	621,924	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
17,208,411	948,414	602,297	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
17,078,696	974,462	705,965	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
17,117,489	990,369	651,265	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

40	OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41	OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER  BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mitch Williams, Vice President

Krishna Memani, Vice President

Peter A. Strzalkowski, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Capital Appreciation Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  CAPITAL APPRECIATION FUND/VA

Portfolio Managers: Julie Van Cleave, CFA and Michael Kotlarz1

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[2]
Non-Service Shares	8.24%
Service Shares	8.07
Average Annual Total Returns For the Periods Ended 6/29/12[2]

	1-Year	5-Year	10-Year
Non-Service Shares	1.45%	–0.77%	4.23%
Service Shares	1.19	–1.02	3.97
Expense Ratios For the Fiscal Year Ended 12/30/11[2]
Non-Service Shares	0.80%
Service Shares	1.05

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report.

1. Became a co-portfolio manager June 29, 2012.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Apple, Inc.	8.6%
QUALCOMM, Inc.	3.9
Google, Inc., Cl. A	2.8
McDonald’s Corp.	2.2
Costco Wholesale Corp.	2.2
Allergan, Inc.	2.0
Walt Disney Co. (The)	1.9
Coca-Cola Co. (The)	1.8
eBay, Inc.	1.8
Union Pacific Corp.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND  PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned 8.24% during the six-month reporting period. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 10.08%, and the S&P 500 Index, which returned 9.49%2. Relative to the Index, the Fund underperformed primarily due to weaker stock selection within the consumer discretionary, information technology and industrials sectors. The Fund outperformed the Index within the health care and materials sectors due to stronger stock selection.

Economic and Market Environment

The period began during a time of improved market sentiment in which the U.S. managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the reporting period, information technology stock Apple, Inc., the top holding of the Fund at period end, was the Fund’s strongest performing holding. Apple continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Also contributing to performance within information technology was eBay, Inc. eBay provides online marketplaces, including its flagship e-commerce platform eBay.com, as well as StubHub, Half.com and Shopping.com. Online payment services are provided by PayPal and Bill Me Later. The continued growth of PayPal played a large role in the positive performance of eBay this period.

Other positive contributors to Fund performance included pharmaceutical stocks Vertex Pharmaceuticals, Inc. and Novo Nordisk AS. Vertex released promising data from a Phase 2 study, which showed that combining experimental drug VX-809 with its recently FDA approved drug Kalydeco led to improvements in lung function in adults with cystic fibrosis. This announcement significantly boosted the company’s stock price in May. Novo Nordisk’s stock was driven largely by increased sales of Victoza, which is a diabetes drug.

The most significant detractor from performance was information technology holding Google, Inc. Google’s stock underperformed after reporting fourth quarter results. The U.S. dollar’s appreciation against the euro also negatively impacted results, as it impacted the company’s translation of euro revenues and profits into U.S. dollars. We remain optimistic about Google’s outlook for growth of both revenues and earnings. Juniper Networks, Inc., another information technology stock, also detracted from performance. Juniper, which offers network infrastructure solutions, experienced volatility this period as it reported a decline in revenue.

2. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND  PERFORMANCE DISCUSSION

Outside of the information technology sector, McDonald’s Corp. and Joy Global, Inc. hurt the Fund’s performance this period. McDonald’s stock declined due partly to a decrease in sales in Asian markets, including Japan and China, in the volatile market environment. Joy Global, a manufacturer of mining equipment, experienced a decrease in orders due to a weak coal market in the U.S.

Outlook

Uncertainty about the Eurozone crisis, the U.S. “fiscal cliff” and the risk of a hard landing in China continues to weigh on the global economy. Although the U.S. economy continues to grow at a slow pace, it has proven to be more flexible and resilient in comparison to many other developed nations.

Looking forward, we expect to see significantly greater differentiation in valuations to occur in the equity market with better valuations awarded to companies with high quality earnings. We employ a disciplined investment process that combines strategic, top-down sector analysis with bottom-up fundamental research. We continue to focus on companies with consistent revenue and earnings growth, which we expect will benefit as investors seek to invest in companies with the brightest prospects.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,082.40	$4.13
Service Shares	1,000.00	1,080.70	5.42

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.77	4.01
Service Shares	1,000.00	1,019.53	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value

Common Stocks—99.5%
Consumer Discretionary—15.4%
Auto Components—0.9%
Johnson Controls, Inc.	303,850	$8,419,684
Hotels, Restaurants & Leisure—3.4%
McDonald’s Corp.	235,790	20,874,489
Yum! Brands, Inc.	165,630	10,669,885

		31,544,374
Internet & Catalog Retail—1.7%
Amazon.com, Inc.[1]	70,984	16,209,196
Media—1.9%
Walt Disney Co. (The)	372,640	18,073,040
Specialty Retail—4.2%
Bed Bath & Beyond, Inc.[1]	38,520	2,380,536
O’Reilly Automotive, Inc.[1]	177,940	14,906,034
Tiffany & Co.	138,750	7,346,813
TJX Cos., Inc. (The)	343,960	14,766,203

		39,399,586
Textiles, Apparel & Luxury Goods—3.3%
Coach, Inc.	189,620	11,088,978
Nike, Inc., Cl. B	141,620	12,431,404
Ralph Lauren Corp.	56,030	7,847,562

		31,367,944
Consumer Staples—12.8%
Beverages—4.5%
Brown-Forman Corp., Cl. B	121,130	11,731,441
Coca-Cola Co. (The)	219,570	17,168,178
SABMiller plc	340,520	13,677,739

		42,577,358
Food & Staples Retailing—2.2%
Costco Wholesale Corp.	214,980	20,423,100
Food Products—2.5%
Mead Johnson Nutrition Co., Cl. A	123,420	9,936,544
Nestle SA	232,803	13,870,315

		23,806,859
Household Products—1.4%
Colgate-Palmolive Co.	125,250	13,038,525
Personal Products—1.0%
Estee Lauder Cos., Inc. (The), Cl. A	179,580	9,718,870
Tobacco—1.2%
Philip Morris International, Inc.	130,610	11,397,029
Energy—9.8%
Energy Equipment & Services—4.5%
Cameron International Corp.[1]	211,270	9,023,342
Ensco plc, Cl. A	179,530	8,432,524

	Shares	Value

Energy Equipment & Services Continued
National Oilwell Varco, Inc.	165,540	$10,667,398
Schlumberger Ltd.	229,510	14,897,494

		43,020,758
Oil, Gas & Consumable Fuels—5.3%
Apache Corp.	24,600	2,162,094
Chevron Corp.	141,510	14,929,305
ConocoPhillips	116,460	6,507,785
Noble Energy, Inc.	102,070	8,657,577
Occidental Petroleum Corp.	180,650	15,494,351
Phillips 66[1]	58,880	1,957,171

		49,708,283
Financials—1.9%
Commercial Banks—0.7%
Standard Chartered plc	309,610	6,749,738
Consumer Finance—1.2%
American Express Co.	189,350	11,022,064
Health Care—12.8%
Biotechnology—2.4%
Alexion Pharmaceuticals, Inc.[1]	67,650	6,717,645
Vertex Pharmaceuticals, Inc.[1]	285,790	15,981,377

		22,699,022
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	236,470	12,568,381
Health Care Technology—0.7%
Cerner Corp.[1]	80,000	6,612,800
Life Sciences Tools & Services—0.8%
Mettler-Toledo International, Inc.[1]	47,620	7,421,577
Pharmaceuticals—7.6%
Allergan, Inc.	208,280	19,280,480
Bristol-Myers Squibb Co.	442,620	15,912,189
Novo Nordisk AS, Cl. B	111,030	16,035,840
Perrigo Co.	70,740	8,342,368
Roche Holding AG	69,001	11,893,340

		71,464,217
Industrials—14.4%
Aerospace & Defense—3.2%
Precision Castparts Corp.	76,440	12,573,616
TransDigm Group, Inc.[1]	43,280	5,812,504
United Technologies Corp.	163,380	12,340,091

		30,726,211
Air Freight & Logistics—1.4%
United Parcel Service, Inc., Cl. B	165,280	13,017,453
Industrial Conglomerates—1.6%
Danaher Corp.	286,080	14,899,046

6	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Machinery—5.2%
Caterpillar, Inc.	129,660	$11,009,431
Cummins, Inc.	78,560	7,613,250
Deere & Co.	122,240	9,885,549
Joy Global, Inc.	156,127	8,857,085
Parker-Hannifin Corp.	150,420	11,564,290

		48,929,605
Road & Rail—3.0%
Hunt (J.B.) Transport Services, Inc.	108,490	6,466,004
Kansas City Southern, Inc.	80,250	5,582,190
Union Pacific Corp.	136,880	16,331,153

		28,379,347
Information Technology—28.3%
Communications Equipment—4.6%
Juniper Networks, Inc.[1]	431,650	7,040,212
QUALCOMM, Inc.	654,800	36,459,257

		43,499,469
Computers & Peripherals—8.9%
Apple, Inc.[1]	138,190	80,702,960
SanDisk Corp.[1]	101,070	3,687,034

		84,389,994
Electronic Equipment & Instruments—1.0%
Corning, Inc.	745,330	9,637,117
Internet Software & Services—4.6%
eBay, Inc.[1]	407,620	17,124,116
Google, Inc., Cl. A1	45,070	26,143,755

		43,267,871
IT Services—3.8%
International Business Machines Corp.	53,590	10,481,132
Teradata Corp.[1]	184,980	13,320,410
Visa, Inc., Cl. A	98,017	12,117,842

		35,919,384

	Shares	Value

Semiconductors & Semiconductor Equipment—2.1%
Broadcom Corp., Cl. A	345,290	$11,670,802
Texas Instruments, Inc.	272,690	7,823,476

		19,494,278
Software—3.3%
Intuit, Inc.	206,890	12,278,922
Salesforce.com, Inc.[1]	56,290	7,782,655
Vmware, Inc., Cl. A1	116,320	10,589,773

		30,651,350
Materials—4.1%
Chemicals—4.1%
Ecolab, Inc.	185,470	12,710,257
Monsanto Co.	123,820	10,249,820
Praxair, Inc.	149,062	16,207,511

		39,167,588
Total Common Stocks (Cost $642,633,539)		939,221,118
Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3]
(Cost $2,421,103)	2,421,103	2,421,103
Total Investments, at Value (Cost $645,054,642)	99.8%	941,642,221

Other Assets Net of Liabilities	0.2	1,820,679
Net Assets	100.0%	$943,462,900

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	8,136,365	80,942,823	86,658,085	2,421,103

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$2,421,103	$4,516
a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

7	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $642,633,539)	$939,221,118
Affiliated companies (cost $2,421,103)	2,421,103
941,642,221
Cash	14
Receivables and other assets:
Dividends	2,233,045
Investments sold	924,301
Other	53,891
Total assets	944,853,472
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	619,416
Investments purchased	457,474
Shareholder communications	108,692
Transfer and shareholder servicing agent fees	76,705
Distribution and service plan fees	66,385
Trustees’ compensation	42,790
Other	19,110
Total liabilities	1,390,572
Net Assets	$943,462,900
Composition of Net Assets
Par value of shares of beneficial interest	$22,143
Additional paid-in capital	891,694,025
Accumulated net investment income	1,676,303
Accumulated net realized loss on investments and foreign currency transactions	(246,651,011)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	296,721,440
Net Assets	$943,462,900
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $573,554,436 and 13,421,137 shares of beneficial interest outstanding)	$42.74
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $369,908,464 and 8,721,378 shares of beneficial interest outstanding)	$42.41

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $229,184)	$7,562,326
Affiliated companies	4,516
Interest	395
Total investment income	7,567,237
Expenses
Management fees	3,431,960
Distribution and service plan fees—Service shares	485,757
Transfer and shareholder servicing agent fees:
Non-Service shares	308,009
Service shares	194,360
Shareholder communications:
Non-Service shares	11,368
Service shares	6,778
Trustees’ compensation	26,745
Custodian fees and expenses	13,420
Administration service fees	750
Other	42,145
Total expenses	4,521,292
Less waivers and reimbursements of expenses	(18,543)
Net expenses	4,502,749
Net Investment Income	3,064,488
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	51,058,068
Foreign currency transactions	891,402
Net realized gain	51,949,470
Net change in unrealized appreciation/depreciation on:
Investments	33,083,149
Translation of assets and liabilities denominated in foreign currencies	(3,746,717)
Net change in unrealized appreciation/depreciation	29,336,432

Net Increase in Net Assets Resulting from Operations	$84,350,390

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$3,064,488	$5,322,690
Net realized gain	51,949,470	59,047,435
Net change in unrealized appreciation/depreciation	29,336,432	(73,931,651)
Net increase (decrease) in net assets resulting from operations	84,350,390	(9,561,526)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,878,050)	(2,685,368)
Service shares	(1,503,957)	(448,818)
	(5,382,007)	(3,134,186)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(113,871,807)	(125,913,455)
Service shares	(34,831,884)	(43,268,026)
	(148,703,691)	(169,181,481)
Net Assets
Total decrease	(69,735,308)	(181,877,193)
Beginning of period	1,013,198,208	1,195,075,401
End of period (including accumulated net investment income of $1,676,303 and $3,993,822, respectively)	$943,462,900	$1,013,198,208

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,		Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$39.75	$40.35	$36.94	$25.67	$47.18	$41.43
Income (loss) from investment operations:
Net investment income[2]	.15	.23	.11	.09	.10	.07
Net realized and unrealized gain (loss)	3.13	(.69)	3.36	11.27	(21.55)	5.78
Total from investment operations	3.28	(.46)	3.47	11.36	(21.45)	5.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.14)	(.06)	(.09)	(.06)	(.10)
Net asset value, end of period	$42.74	$39.75	$40.35	$36.94	$25.67	$47.18
Total Return, at Net Asset Value[3]	8.24%	(1.15)%	9.42%	44.52%	(45.52)%	14.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$573,554	$637,868	$771,086	$1,074,190	$829,931	$1,631,791
Average net assets (in thousands)	$619,180	$713,770	$976,242	$927,670	$1,256,525	$1,631,686
Ratios to average net assets:[4]
Net investment income	0.71%	0.57%	0.31%	0.29%	0.25%	0.15%
Total expenses[5]	0.80%	0.80%	0.79%	0.78%	0.66%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.79%	0.78%	0.66%	0.65%
Portfolio turnover rate	15%	27%	58%	46%	67%	59%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.80%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%

See accompanying Notes to Financial Statements.

11	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,		Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$39.40	$39.99	$36.64	$25.42	$46.78	$41.09
Income (loss) from investment operations:
Net investment income (loss)[2]	.10	.13	.02	.01	—[3]	(.05)
Net realized and unrealized gain (loss)	3.08	(.68)	3.33	11.21	(21.36)	5.74
Total from investment operations	3.18	(.55)	3.35	11.22	(21.36)	5.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.04)	—	—[3]	—	—[3]
Net asset value, end of period	$42.41	$39.40	$39.99	$36.64	$25.42	$46.78
Total Return, at Net Asset Value[4]	8.07%	(1.37)%	9.15%	44.15%	(45.66)%	13.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,909	$375,330	$423,989	$444,170	$313,931	$546,887
Average net assets (in thousands)	$390,710	$407,413	$427,640	$368,634	$454,558	$510,874
Ratios to average net assets:[5]
Net investment income (loss)	0.46%	0.32%	0.06%	0.03%	0.00%[6]	(0.10)%
Total expenses[7]	1.05%	1.05%	1.04%	1.04%	0.91%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.04%	1.03%	0.91%	0.91%
Portfolio turnover rate	15%	27%	58%	46%	67%	59%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.05%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.91%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

13	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $62,322,990 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $6,794,494. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$109,362,611
2017	180,633,172
No expiration	6,794,494

Total	$296,790,277

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $244,840,807 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $51,949,470 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$647,632,126

Gross unrealized appreciation	$313,078,311
Gross unrealized depreciation	(19,068,216)

Net unrealized appreciation	$294,010,095

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds

14	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

15	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

16	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

17	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$145,013,824	$—	$—	$145,013,824
Consumer Staples	107,284,002	13,677,739	—	120,961,741
Energy	92,729,041	—	—	92,729,041
Financials	11,022,064	6,749,738	—	17,771,802
Health Care	120,765,997	—	—	120,765,997
Industrials	135,951,662	—	—	135,951,662
Information Technology	266,859,463	—	—	266,859,463
Materials	39,167,588	—	—	39,167,588
Investment Company	2,421,103	—	—	2,421,103

Total Assets	$921,214,744	$20,427,477	$—	$941,642,221

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	296,805	$12,887,816	1,249,985	$50,511,923
Dividends and/or distributions reinvested	89,832	3,878,050	63,634	2,685,368
Redeemed	(3,011,413)	(130,637,673)	(4,379,711)	(179,110,746)

Net decrease	(2,624,776)	$(113,871,807)	(3,066,092)	$(125,913,455)

Service Shares
Sold	114,021	$4,865,455	696,209	$28,336,802
Dividends and/or distributions reinvested	35,098	1,503,957	10,709	448,818
Redeemed	(954,473)	(41,201,296)	(1,782,789)	(72,053,646)

Net decrease	(805,354)	$(34,831,884)	(1,075,871)	$(43,268,026)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$151,643,318	$296,560,637

18	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $ 512,586 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $10,188 and $6,354 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $2,001 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

19	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

20	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$58,014

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $58,057 and $860,324 respectively.

As of June 29, 2012, the Fund had no outstanding forward contracts.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs

21	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

22	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Capital Appreciation Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
21,720,185	1,450,559	973,654	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
21,878,439	1,451,349	814,610	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
21,549,511	1,451,652	1,113,235	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
21,640,361	1,525,559	978,478	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
21,660,498	1,503,758	980,142	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
21,558,859	1,529,520	1,056,019	N/A

23	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
21,672,633	1,492,021	979,743	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
21,704,774	1,499,706	939,919	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
21,337,152	1,672,734	1,134,512	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
21,563,288	1,482,324	1,098,787	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

24	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER  CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Julie Van Cleave, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Core Bond Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Fund Allocations

Financial Statements

OPPENHEIMER CORE BOND FUND/VA

Portfolio Managers: Krishna Memani and Peter A. Strzalkowski, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	4.95%
Service Shares	4.78
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	9.39%	–2.67%	1.43%
Service Shares	8.98	–2.91	1.16
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.79%		0.77%
Service Shares	1.04		1.02

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Credit Rating Breakdown	NRSRO Only Total
AAA	59.9%
AA	2.1
A	8.4
BBB	20.6
BB	5.5
B	0.5
CCC	2.5
CC	0.3
Other Securities	0.2

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 29, 2012, and are subject to change. Except for securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

Corporate Bonds & Notes—Top Ten Industries
Insurance	3.9%
Oil, Gas & Consumable Fuels	3.8
Capital Markets	3.4
Commercial Banks	2.7
Diversified Financial Services	2.6
Media	2.3
Diversified Telecommunication Services	2.2
Metals & Mining	1.5
Energy Equipment & Services	1.3
Real Estate Investment Trusts	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION

During the six-month reporting period, the Fund’s Non-Service shares produced a return of 4.95%. The Fund outperformed its benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index, which produced returns of 2.37%, 4.55% and 2.33%, respectively.1

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets and historically riskier asset classes over the first three months of 2012. The rebound across risk markets gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The Federal Reserve announced the continuation of Operation Twist in response to an uneven domestic economic picture; yet, the U.S. housing market appears to be bottoming.

Fund Review

During the period, the Fund’s positive results were driven by its exposure to spread products—credit, mortgage-backed obligations, non-prime asset-backed securities (ABS)—at the expense of government debt. The Fund’s investments in mortgage-backed obligations included residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, both of which benefited results. Despite bouts of risk aversion, mortgage-backed obligations generally produced positive results as housing in the U.S. began to stabilize. The Fund’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. The Fund also received positive results from its exposure to high yield and investment grade debt.

Outlook

Given the recent spate of weaker economic news globally and the ongoing crisis in Europe, we are cognizant that headwinds exist for risk-based assets. In the U.S., the upcoming congressional and presidential elections may provide some volatility especially given the contentious debate over entitlements, taxes, and the deficit. Markets seemed to welcome Operation Twist, and we believe that the Federal Reserve will respond to any downdraft in domestic economic activity with additional measures such as quantitative easing or outright buying of U.S. mortgages in order to keep the modest revival of the economy on track. Such a macro environment is behind our bias to be overweight domestic spread products at the expense of low-yielding U.S. Treasuries.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION Continued

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service shares	$1,000.00	$1,049.50	$3.76
Service shares	1,000.00	1,047.80	5.02

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.07	3.70
Service shares	1,000.00	1,019.83	4.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.74%
Service shares	0.99

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Principal Amount	Value

Asset-Backed Securities—9.7%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$235,000	$236,601
Ally Master Owner Trust, Asset-Backed Nts.: Series 2011-1, Cl. A2, 2.15%, 1/15/16	230,000	234,259
Series 2012-2, Cl. A, 0.742%, 3/15/16[2]	515,000	515,667
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	715,000	722,289
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A1, 1.96%, 1/15/14[1]	535,206	535,243
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	1,939	1,942
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	300,000	324,123
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15	430,000	448,933
Series 2010-2, Cl. D, 6.24%, 6/8/16	275,000	297,453
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	127,441
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. A3, 1.61%, 10/8/15	140,000	141,070
Series 2011-2, Cl. B, 2.33%, 3/8/16	440,000	446,838
Series 2011-2, Cl. D, 4%, 5/8/17	525,000	548,995
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	650,000	662,432
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts.: Series 2011-5, Cl. D, 1.55%, 7/8/16	360,000	364,316
Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	454,654
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	425,000	449,280
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	699,741

	Principal Amount	Value

Asset-Backed Securities Continued
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	$455,000	$464,117
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]	345,000	348,585
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	83,924	88,018
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	320,651
Citibank Omni Master Trust, Credit Card Receivables: Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	480,000	524,485
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	665,000	726,476
CPS Auto Trust, Automobile Receivable Nts., Series 2012-B, Cl. A, 3.09%, 9/1/19[1]	615,000	615,237
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	260,000	260,927
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	400,000	410,675
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	43,056	43,121
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	570,000	571,395
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	134,000	133,962
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[1]	435,000	441,690
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]	370,690	370,731
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	306,871	307,073
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	171,893	171,822
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	1,015,000	1,035,624

6	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Asset-Backed Securities Continued
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[1]	$365,000	$371,163
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	36,227	36,231
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	491,392
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[1]	42,467	42,493
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	470,000	478,432
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	474,155
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts.: Series 2011-4, Cl. A3, 1.64%, 9/15/15	40,000	40,113
Series 2011-4, Cl. B, 2.90%, 5/16/16	180,000	185,397
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	377,976	378,974
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	292,819	292,819
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	515,000	520,745
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	350,000	350,190
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	205,000	205,347
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[1]	260,000	260,181

Total Asset-Backed Securities (Cost $18,019,568)		18,173,498

	Principal Amount	Value

Mortgage-Backed Obligations—63.3%
Government Agency—51.9%
FHLMC/FNMA/FHLB/Sponsored—51.5%
Federal Home Loan Mortgage Corp.: 4.50%, 8/1/42[4]	$3,455,000	$3,689,832
5%, 12/15/34	16,047	17,365
5.50%, 9/1/39	1,148,484	1,251,316
6%, 5/15/18-10/15/29	2,164,778	2,385,274
6.50%, 4/15/18-4/1/34	502,955	563,393
7%, 8/15/16-10/1/37	585,571	687,111
8%, 4/1/16	134,753	145,408
9%, 8/1/22-5/1/25	54,947	63,666
10.50%, 11/14/20	2,530	3,084
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 151, Cl. F, 9%, 5/15/21	14,286	16,431
Series 1674, Cl. Z, 6.75%, 2/15/24	42,040	47,812
Series 2006-11, Cl. PS, 23.667%, 3/25/36[2]	342,169	495,481
Series 2034, Cl. Z, 6.50%, 2/15/28	4,891	5,599
Series 2042, Cl. N, 6.50%, 3/15/28	14,123	16,173
Series 2043, Cl. ZP, 6.50%, 4/15/28	595,237	686,351
Series 2046, Cl. G, 6.50%, 4/15/28	37,823	43,315
Series 2053, Cl. Z, 6.50%, 4/15/28	6,335	7,261
Series 2066, Cl. Z, 6.50%, 6/15/28	639,075	732,390
Series 2195, Cl. LH, 6.50%, 10/15/29	499,266	573,057
Series 2220, Cl. PD, 8%, 3/15/30	2,541	3,018
Series 2326, Cl. ZP, 6.50%, 6/15/31	138,005	159,019
Series 2461, Cl. PZ, 6.50%, 6/15/32	682,151	787,165
Series 2470, Cl. LF, 1.242%, 2/15/32[2]	5,847	5,962
Series 2500, Cl. FD, 0.742%, 3/15/32[2]	135,266	136,523
Series 2526, Cl. FE, 0.642%, 6/15/29[2]	193,868	194,938
Series 2538, Cl. F, 0.842%, 12/15/32[2]	704,353	710,833
Series 2551, Cl. FD, 0.642%, 1/15/33[2]	125,266	126,007
Series 2936, Cl. PE, 5%, 2/1/35	69,000	78,380
Series 3025, Cl. SJ, 23.864%, 8/15/35[2]	68,864	102,188
Series 3822, Cl. JA, 5%, 6/1/40	51,148	54,438
Series 3848, Cl. WL, 4%, 4/1/40	60,769	64,342
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 205, Cl. IO, 14.04%, 9/1/29[5]	17,675	3,021
Series 206, Cl. IO, 0%, 12/1/29[5,6]	221,717	45,824
Series 2074, Cl. S, 57.854%, 7/17/28[5]	3,730	813
Series 2079, Cl. S, 67.037%, 7/17/28[5]	6,599	1,480
Series 2130, Cl. SC, 50.959%, 3/15/29[5]	249,943	50,597
Series 243, Cl. 6, 0.513%, 12/15/32[5]	238,008	51,904
Series 2526, Cl. SE, 44.943%, 6/15/29[5]	8,755	1,839
Series 2531, Cl. ST, 99.999%, 2/15/30[5]	43,079	518
Series 2796, Cl. SD, 65.921%, 7/15/26[5]	398,695	80,430
Series 2802, Cl. AS, 83.838%, 4/15/33[5]	167,068	10,034
Series 2819, Cl. S, 58.469%, 6/15/34[5]	83,280	16,646
Series 2920, Cl. S, 66.684%, 1/15/35[5]	1,506,061	257,479
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	84,138	15,096
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	219,400	30,636
Series 3450, Cl. BI, 12.377%, 5/15/38[5]	973,417	161,530

7	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 3662, Cl. SM, 24.883%, 10/15/32[5]	$734,995	$98,054
Series 3736, Cl. SN, 6.506%, 10/15/40[5]	2,074,505	341,561
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.819%, 6/1/26[7]	92,386	80,729
Federal National Mortgage Assn.: 2.50%, 7/1/27[4]	9,185,000	9,466,291
2.74%, 10/1/36[2]	172,854	184,568
3.50%, 8/1/42[4]	8,545,000	8,961,569
4%, 7/1/27[4]	490,000	521,238
4.50%, 7/1/27[4]	1,405,000	1,506,204
5%, 2/25/22-7/25/22	12,412	13,405
5.50%, 8/1/42[4]	3,014,000	3,286,673
6%, 8/1/42[4]	1,460,000	1,604,403
6.50%, 5/25/17-1/1/34	888,940	961,117
7%, 11/1/17-7/25/35	414,769	464,309
7.50%, 1/1/33	10,249	12,466
8.50%, 7/1/32	16,764	20,841
Federal National Mortgage Assn., 15 yr.: 3%, 7/1/27[4]	13,850,000	14,514,367
3.50%, 7/1/27[4]	1,230,000	1,299,956
Federal National Mortgage Assn., 30 yr.: 4%, 8/1/42[4]	15,145,000	16,093,930
4.50%, 8/1/42[4]	8,455,000	9,065,345
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1989-17, Cl. E, 10.40%, 4/25/19	7,836	8,542
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	492,214	562,423
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	388,355	444,896
Trust 1998-61, Cl. PL, 6%, 11/25/28	188,654	211,310
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	327,259	374,845
Trust 2001-44, Cl. QC, 6%, 9/25/16	16,278	17,378
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	24,995	28,924
Trust 2001-74, Cl. QE, 6%, 12/25/31	552,577	621,204
Trust 2002-12, Cl. PG, 6%, 3/25/17	8,472	9,174
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,409,479
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,140,542	1,222,061
Trust 2004-9, Cl. AB, 4%, 7/1/17	49,804	49,864
Trust 2006-46, Cl. SW, 23.30%, 6/25/36[2]	248,696	357,750
Trust 2006-50, Cl. KS, 23.301%, 6/25/36[2]	358,620	521,043
Trust 2007-42, Cl. A, 6%, 2/1/33	555,952	578,447
Trust 2009-36, Cl. FA, 1.185%, 6/25/37[2]	483,279	490,779
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 35.633%, 11/18/31[5]	21,651	4,081
Trust 2001-63, Cl. SD, 33.896%, 12/18/31[5]	7,009	1,275
Trust 2001-65, Cl. S, 34.484%, 11/25/31[5]	543,228	105,703
Trust 2001-68, Cl. SC, 24.647%, 11/25/31[5]	4,604	879

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2001-81, Cl. S, 26.341%, 1/25/32[5]	$149,112	$31,474
Trust 2002-28, Cl. SA, 37.895%, 4/25/32[5]	4,245	824
Trust 2002-38, Cl. SO, 52.506%, 4/25/32[5]	10,775	1,987
Trust 2002-39, Cl. SD, 42.779%, 3/18/32[5]	7,125	1,535
Trust 2002-47, Cl. NS, 33.919%, 4/25/32[5]	422,451	84,429
Trust 2002-48, Cl. S, 33.12%, 7/25/32[5]	6,917	1,379
Trust 2002-51, Cl. S, 34.157%, 8/25/32[5]	387,812	77,503
Trust 2002-52, Cl. SD, 40.161%, 9/25/32[5]	501,475	110,879
Trust 2002-52, Cl. SL, 35.895%, 9/25/32[5]	4,388	877
Trust 2002-53, Cl. SK, 40.84%, 4/25/32[5]	24,825	5,554
Trust 2002-56, Cl. SN, 36.686%, 7/25/32[5]	9,431	1,883
Trust 2002-60, Cl. SM, 31.988%, 8/25/32[5]	73,520	12,805
Trust 2002-7, Cl. SK, 32.234%, 1/25/32[5]	33,138	6,147
Trust 2002-77, Cl. BS, 27.475%, 12/18/32[5]	44,200	7,881
Trust 2002-77, Cl. IS, 47.908%, 12/18/32[5]	18,358	4,012
Trust 2002-77, Cl. JS, 22.615%, 12/18/32[5]	71,512	13,001
Trust 2002-77, Cl. SA, 26.199%, 12/18/32[5]	70,305	12,826
Trust 2002-77, Cl. SH, 42.055%, 12/18/32[5]	209,631	43,525
Trust 2002-84, Cl. SA, 36.59%, 12/25/32[5]	506,017	92,016
Trust 2002-9, Cl. MS, 31.163%, 3/25/32[5]	7,757	1,525
Trust 2002-90, Cl. SN, 33.132%, 8/25/32[5]	37,822	6,587
Trust 2002-90, Cl. SY, 38.897%, 9/25/32[5]	25,325	4,529
Trust 2003-26, Cl. DI, 11.174%, 4/25/33[5]	17,559	3,944
Trust 2003-33, Cl. SP, 99.999%, 5/25/33[5]	543,017	85,424
Trust 2003-4, Cl. S, 32.266%, 2/25/33[5]	347,232	63,025
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	149,124	3,343
Trust 2004-54, Cl. DS, 48.397%, 11/25/30[5]	354,118	71,563
Trust 2005-14, Cl. SE, 45.122%, 3/25/35[5]	290,988	47,892
Trust 2005-40, Cl. SA, 58.042%, 5/25/35[5]	811,202	158,903
Trust 2005-40, Cl. SB, 67.984%, 5/25/35[5]	38,286	8,366
Trust 2005-5, Cl. SD, 11.403%, 1/25/35[5]	390,219	61,408
Trust 2005-71, Cl. SA, 63.201%, 8/25/25[5]	933,693	133,773

8	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2005-93, Cl. SI, 22.73%, 10/25/35[5]	$770,421	$113,721
Trust 2006-60, Cl. DI, 43.097%, 4/25/35[5]	192,271	26,185
Trust 2007-84, Cl. DS, 12.147%, 8/25/37[5]	548,125	96,578
Trust 2008-46, Cl. EI, 12.785%, 6/25/38[5]	996,446	177,502
Trust 2008-55, Cl. SA, 24.795%, 7/25/38[5]	149,782	24,095
Trust 2008-67, Cl. KS, 56.782%, 8/25/34[5]	1,545,007	116,469
Trust 2009-8, Cl. BS, 18.395%, 2/25/24[5]	469,177	46,583
Trust 221, Cl. 2, 41.06%, 5/1/23[5]	6,433	1,379
Trust 222, Cl. 2, 25.181%, 6/1/23[5]	703,740	131,722
Trust 252, Cl. 2, 38.075%, 11/1/23[5]	617,125	132,460
Trust 294, Cl. 2, 14.933%, 2/1/28[5]	69,980	11,119
Trust 301, Cl. 2, 2.363%, 4/1/29[5]	7,446	1,195
Trust 303, Cl. IO, 7.61%, 11/1/29[5]	110,952	22,544
Trust 320, Cl. 2, 10.392%, 4/1/32[5]	485,388	76,891
Trust 321, Cl. 2, 1.148%, 4/1/32[5]	1,458,107	224,906
Trust 324, Cl. 2, 0%, 7/1/32[5,6]	15,078	2,344
Trust 331, Cl. 5, 0%, 2/1/33[5,6]	21,200	4,469
Trust 331, Cl. 9, 13.071%, 2/1/33[5]	408,392	64,030
Trust 334, Cl. 12, 0%, 2/1/33[5,6]	37,466	7,208
Trust 334, Cl. 17, 20.657%, 2/1/33[5]	285,050	63,302
Trust 339, Cl. 12, 1.911%, 7/1/33[5]	539,398	103,554
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	1,216,809	167,994
Trust 343, Cl. 13, 0%, 9/1/33[5,6]	502,136	69,645
Trust 343, Cl. 18, 0%, 5/1/34[5,6]	139,730	19,908
Trust 345, Cl. 9, 0%, 1/1/34[5,6]	469,016	58,490
Trust 351, Cl. 10, 0%, 4/1/34[5,6]	189,529	27,874
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	302,456	43,092
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	242,877	33,924
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	120,786	16,942
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	435,935	71,803
Trust 364, Cl. 15, 0%, 9/1/35[5,6]	25,830	4,076
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	504,364	80,745
Trust 365, Cl. 16, 2.259%, 3/1/36[5]	809,263	128,137
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M,
4.333%, 9/25/23[7]	219,781	206,932

		96,636,699
GNMA/Guaranteed—0.4%
Government National Mortgage Assn.: 7%, 12/29/23-3/15/26	18,637	22,031
8.50%, 8/1/17-12/15/17	78,595	84,376

	Principal Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/16/29	$68,776	$83,921
Series 2000-7, Cl. Z, 8%, 1/16/30	27,659	33,282
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 68.87%, 7/16/28[5]	13,864	3,066
Series 2001-21, Cl. SB, 88.182%, 1/16/27[5]	496,396	91,990
Series 2002-15, Cl. SM, 79.59%, 2/16/32[5]	519,382	102,579
Series 2004-11, Cl. SM, 70.953%, 1/17/30[5]	402,706	94,529
Series 2007-17, Cl. AI, 22.033%, 4/16/37[5]	157,301	31,282
Series 2011-52, Cl. HS, 9.436%, 4/16/41[5]	1,017,672	260,803

		807,859
Non-Agency—11.4%
Commercial—7.1%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0%, 4/14/29[5,6]	2,786,681	124,538
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	710,000	807,707
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.805%, 6/1/49[2]	385,000	436,930
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[2]	440,000	466,154
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[3,5,6]	2,520,753	123,013
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	121,875	122,560
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	62,004	60,550
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	286,403	209,664

9	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Commercial Continued
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	$93,310	$94,903
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	875,000	975,946
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.884%, 9/1/20[1,5]	4,352,296	295,621
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	453,025	437,391
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	185,801	116,539
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,280,000	1,423,873
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	313,246	320,173
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	420,274	428,877
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	326,729	320,282
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.009%, 11/1/35[2]	609,088	446,322
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	360,134	363,843
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	919,230	929,195
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	608,811	527,779

	Principal Amount	Value

Commercial Continued
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	$880,000	$1,009,462
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 40.408%, 2/18/30[5]	2,962,514	37,883
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	119,220	106,602
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	425,000	443,694
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates: Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[2]	490,000	489,098
Series 2007-IQ15, Cl. A4, 6.076%, 6/1/49[2]	400,000	454,833
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]	38,913,975	65,337
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.89%, 7/1/37[2]	576,656	381,106
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	520,000	600,692
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.451%, 12/1/35[2]	339,242	290,658
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.749%, 4/1/37[2]	164,796	143,679
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.019%, 11/1/37[2]	415,837	341,929

		13,396,833

10	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Multifamily—0.6%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.625%, 6/1/36[2]	$378,315	$327,576
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.133%, 5/1/37[2]	144,579	123,639
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.622%, 3/1/36[2]	221,041	191,957
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg.
Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.668%, 3/25/36[2]	481,996	409,637

		1,052,809
Other—0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	700,000	779,360
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 97.913%, 10/23/17[5]	401	26
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A, 3.315%, 10/23/17[7]	593	592

		779,978
Residential—3.3%
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.345%, 9/25/36[2]	19,379	6,200
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.984%, 2/1/51[2]	470,000	472,727
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.532%, 5/1/36[2]	155,000	138,742
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	266,970	248,905

	Principal Amount	Value

Residential Continued
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.355%, 7/25/36[2]	$297,436	$275,784
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	211,840	186,174
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	268,403	259,948
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	34,982	34,862
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	490,593	413,097
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	349,432	246,536
Countrywide Home Loans, Asset-Backed Certificates: Series 2002-4, Cl. A1, 0.985%, 2/25/33[2]	8,562	8,379
Series 2005-16, Cl. 2AF2, 5.331%, 5/1/36[2]	368,142	286,215
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	370,014	310,504
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.365%, 6/25/47[2]	25,265	24,895
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	279,779	254,809
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	497,933	432,619
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.345%, 8/25/36[2]	62,055	19,868

11	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Residential Continued
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.563%, 10/25/36[2]	$42,628	$39,217
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	3,370,016	294,876
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	194,136	201,864
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	50,726	33,426
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,778	1,171
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	22,288	13,769
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	145,216	114,098
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.713%, 2/1/37[2]	56,766	41,682
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.312%, 5/1/37[2]	751,557	668,531
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	334,109	303,081
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	433,563	438,692
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates,
Series 2006-AR14, Cl. 1A2, 5.662%, 10/1/36[2]	357,206	323,109

		6,093,780
Total Mortgage-Backed Obligations (Cost $119,530,104)		118,767,958

	Principal Amount	Value

U.S. Government Obligations—2.0%
Federal Home Loan Mortgage Corp. Nts.: 1%, 7/28/17	$285,000	$285,344
1.25%, 5/12/17	245,000	248,648
1.75%, 5/30/19	355,000	363,928
2.375%, 1/13/22[9]	894,000	920,209
5.25%, 4/18/16	515,000	603,397
Federal National Mortgage Assn. Nts.: 1.125%, 4/27/17	927,000	937,236
5.375%, 6/12/17	260,000	315,503
U.S. Treasury Nts., 1.75%, 5/15/22	140,000	141,291

Total U.S. Government Obligations (Cost $3,706,602)		3,815,556
Corporate Bonds and Notes—43.1%
Consumer Discretionary—7.1%
Auto Components—0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	420,000	455,700
Automobiles—0.8%
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	237,000	363,962
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	958,000	1,068,444

		1,432,406
Diversified Consumer Services—0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	496,000	540,640
Hotels, Restaurants & Leisure—0.6%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	238,000	251,962
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	753,000	826,408
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	116,000	136,973

		1,215,343
Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	467,000	495,020
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	438,000	452,925
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	152,000	156,043

		1,103,988
Media—2.3%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	155,000	152,513

12	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Media Continued
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$292,000	$426,162
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	430,000	482,675
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	268,000	271,126
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	459,000	498,015
Historic TW, Inc., 9.125% Debs., 1/15/13	149,000	155,221
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14	190,000	208,525
10% Sr. Unsec. Nts., 7/15/17	458,000	519,830
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	190,373
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	257,000	349,480
Time Warner, Inc., 9.15% Debs., 2/1/23	61,000	84,998
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	254,000	282,075
6.50% Sr. Sec. Nts., 1/15/18	555,000	606,338

		4,227,331
Multiline Retail—1.0%
Dollar General Corp., 4.125% Nts., 7/15/17[4]	469,000	477,794
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	261,000	281,052
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	765,000	830,720
Target Corp., 4% Sr. Unsec. Nts., 7/1/42	338,000	334,902

		1,924,468
Specialty Retail—1.1%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	455,000	499,363
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	508,000	543,560
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	467,000	510,198
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	398,000	445,042

		1,998,163

	Principal Amount	Value

Textiles, Apparel & Luxury Goods—0.2%
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	$400,000	$445,000
Consumer Staples—3.0%
Beverages—0.9%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	181,000	289,119
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	475,000	511,813
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	126,000	138,094
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	459,000	472,031
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	198,000	220,366

		1,631,423
Food & Staples Retailing—0.3%
Delhaize Group: 5.70% Sr. Unsec. Nts., 10/1/40	133,000	112,208
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	407,000	428,776

		540,984
Food Products—1.1%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	434,000	458,191
8.50% Sr. Unsec. Nts., 6/15/19	235,000	293,945
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42[1]	119,000	126,628
Kraft Foods, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40	290,000	374,368
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	485,000	526,831
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	244,000	252,540

		2,032,503
Tobacco—0.7%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	358,000	584,815
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	311,000	338,828
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	460,000	485,691

		1,409,334
Energy—5.1%
Energy Equipment & Services—1.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	524,000	572,199
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	593,000	681,650

13	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Energy Continued
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	$403,000	$440,769
Precision Drilling Corp.: 6.50% Sr. Unsec. Nts., 12/15/21	217,000	222,425
6.625% Sr. Unsec. Nts., 11/15/20	208,000	215,280
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	314,000	317,611

		2,449,934
Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	178,000	203,009
Apache Corp., 4.75% Sr. Unsec. Unsub. Nts., 4/15/43	157,000	175,387
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[1]	457,000	477,051
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	665,000	775,588
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	374,000	387,368
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	136,000	146,023
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	757,000	781,256
Kinder Morgan Energy Partners LP, 3.95% Sr. Unsec. Unsub. Nts., 9/1/22	246,000	249,938
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	446,000	477,220
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	466,000	495,954
Phillips 66, 4.30% Unsec. Nts., 4/1/22[1]	314,000	331,240
Plains All American Pipeline LP/PAA Finance Corp., 5.15% Sr. Unsec. Unsub. Nts., 6/1/42	126,000	133,851
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	451,000	494,973
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	420,000	454,125
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	471,000	455,693
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	232,000	235,797
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[1]	354,000	379,909
5% Sr. Unsec. Nts., 11/15/13[1]	455,000	474,568

		7,128,950

	Principal Amount	Value

Financials—14.9%
Capital Markets—3.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	$800,000	$878,194
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	477,000	452,924
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21	396,000	403,274
6.25% Sr. Nts., 2/1/41	443,000	464,076
Macquarie Bank Ltd.: 5% Sr. Nts., 2/22/17[1]	146,000	148,915
6.625% Unsec. Sub. Nts., 4/7/21[1]	672,000	675,350
Morgan Stanley: 5.50% Sr. Unsec. Unsub. Nts., 7/24/20[1]	262,000	256,908
5.625% Sr. Unsec. Nts., 9/23/19	1,091,000	1,081,979
Nomura Holdings, Inc.: 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	433,000	441,120
6.70% Sr. Unsec. Nts., 3/4/20	42,000	46,633
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	458,000	490,505
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	509,000	512,993
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	181,000	181,616
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	488,000	463,600

		6,498,087
Commercial Banks—2.7%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	507,000	510,484
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	845,000	842,888
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,190,000	1,123,063
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	810,000	799,561
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	308,000	316,132
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	528,000	582,120
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	826,000	831,697

		5,005,945
Consumer Finance—1.1%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	441,000	457,547

14	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Consumer Finance Continued
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	$659,000	$820,366
SLM Corp., 6.25% Sr. Nts., 1/25/16	697,000	735,335

		2,013,248
Diversified Financial Services—2.6%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	716,000	790,585
Citigroup, Inc.: 4.45% Sr. Unsec. Unsub. Nts., 1/10/17	310,000	325,420
4.50% Sr. Unsec. Nts., 1/14/22[4]	452,000	468,115
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	756,000	838,945
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,494,000	1,643,543
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	655,000	750,177

		4,816,785
Insurance—3.9%
American International Group, Inc.: 4.875% Sr. Unsec. Nts., 6/1/22	415,000	425,802
6.25% Jr. Sub. Bonds, 3/15/37	225,000	209,250
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	171,375
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	405,377
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	260,000	286,562
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[1]	455,000	457,053
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	289,000	299,011
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	320,000	313,310
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[1]	685,000	691,095
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	945,000	871,763
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[1]	600,000	610,063
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,10]	958,000	883,554
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	779,000	839,835
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,3]	848,000	835,280

		7,299,330

	Principal Amount	Value

Real Estate Investment Trusts—1.2%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$130,000	$136,869
7% Sr. Unsec. Nts., 10/15/17	413,000	480,651
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	425,000	435,384
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	476,000	492,073
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	332,000	352,628
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]	408,000	445,403

		2,343,008
Health Care—1.4%
Biotechnology—0.6%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	467,000	484,289
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	291,000	327,704
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	243,000	284,729

		1,096,722
Health Care Providers & Services—0.5%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[1]	318,000	330,536
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	313,801
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	310,000	356,679

		1,001,016
Pharmaceuticals—0.3%
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	511,000	540,383
Industrials—3.1%
Aerospace & Defense—0.4%
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	448,000	470,400
United Technologies Corp., 3.10% Sr. Unsec. Unsub. Nts., 6/1/22	324,000	340,523

		810,923
Commercial Services & Supplies—0.3%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	483,000	525,263
Industrial Conglomerates—0.8%
General Electric Capital Corp.: 5.25% Sr. Unsec. Nts., 10/19/12	28,000	28,394
6.375% Unsec. Sub. Bonds, 11/15/67	934,000	974,863
7.125% Unsec. Sub. Nts., 12/15/49	400,000	424,150

		1,427,407

15	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Machinery—1.0%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[1]	$489,000	$525,675
ITT Corp., 7.375% Unsec. Debs., 11/15/15	320,000	367,589
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	242,000	266,363
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	342,000	352,852
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	412,000	451,140

		1,963,619
Professional Services—0.2%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	436,000	462,160
Road & Rail—0.4%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	150,000	169,509
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	430,000	483,234

		652,743
Information Technology—1.5%
Communications Equipment—0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	201,000	232,527
Computers & Peripherals—0.2%
Hewlett-Packard Co., 4.65% Sr. Unsec. Nts., 12/9/21	363,000	381,516
Electronic Equipment & Instruments—0.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	491,000	516,185
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	182,000	191,769

		707,954
Office Electronics—0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	435,000	450,814
Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	415,000	458,575
Software—0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	573,000	587,561
Materials—3.1%
Chemicals—0.8%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	230,000	283,168
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	842,000	878,229

	Principal Amount	Value

Chemicals Continued
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	$333,000	$341,297

		1,502,694
Containers & Packaging—0.6%
Crown Americas LLC/Crown Americas Capital Corp. II I, 6.25% Sr. Unsec. Nts., 2/1/21	446,000	489,485
Rock-Tenn Co., 4.90% Sr. Unsec. Nts., 3/1/22[1]	162,000	167,340
Sealed Air Corp.,
8.375% Sr. Unsec. Nts., 9/15/21[1]	388,000	440,380

		1,097,205
Metals & Mining—1.5%
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	256,000	251,355
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	124,000	122,318
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	331,000	326,588
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	720,000	807,213
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	476,000	481,365
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	265,879
6% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	510,691
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	80,000	80,148

		2,845,557
Paper & Forest Products—0.2%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	202,000	228,866
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	102,000	116,944

		345,810
Telecommunication Services—2.3%
Diversified Telecommunication Services—2.2%
AT&T, Inc., 6.30% Sr. Unsec.
Bonds, 1/15/38	590,000	738,400
British Telecommunications plc, 9.875% Bonds, 12/15/30	298,000	449,757
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	362,000	352,715
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	495,000	534,600
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	582,000	512,160

16	OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Diversified Telecommunication Services Continued
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	$692,000	$603,982
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	286,000	373,181
Vivendi SA, 4.75% Sr. Unsec. Nts., 4/12/22[1]	45,000	44,529
Windstream Corp., 7.875% Sr. Unsec.
Unsub. Nts., 11/1/17	439,000	480,705

		4,090,029
Wireless Telecommunication Services—0.1%
America Movil SAB de CV, 6.125% Sr. Unsec. Unsub. Nts., 3/30/40	215,000	267,126
Utilities—1.6%
Electric Utilities—1.1%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	663,000	700,268
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	464,000	470,951
Oncor Electric Delivery Co. LLC, 4.10% Sr. Sec. Nts., 6/1/22[1]	93,000	95,087

	Principal Amount	Value

Electric Utilities Continued
PPL WEM Holdings plc,
5.375% Sr. Unsec. Nts., 5/1/21[1]	$761,000	$821,938

		2,088,244
Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	455,000	477,927
Gas Utilities—0.2%
Southwest Gas Corp., 3.875%
Sr. Unsec. Unsub. Nts., 4/1/22	320,000	338,212

Total Corporate Bonds and Notes (Cost $77,625,033)		80,864,557

	Shares
Investment Company—17.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[11,12]
(Cost $33,155,457)	33,155,457	33,155,457
Total Investments, at Value (Cost $252,036,764)	135.8%	254,777,026
Liabilities in Excess of Other Assets	(35.8)	(67,098,630)
Net Assets	100.0%	$187,678,396

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,095,135 or 12.84% of the Fund’s net assets as of June 29, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $2,379,087, which represents 1.27% of the Fund’s net assets. See Notes 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97	$404,914	$123,013	$(281,901)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	294,876	(2,986,240)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	429,293	454,125	24,832
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	378,372	378,974	602
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	292,191	292,819	628
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	833,958	835,280	1,322

		$5,619,844	$2,379,087	$(3,240,757)

17	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See Note 1 of the accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,841,772 or 3.11% of the Fund’s net assets as of June 29, 2012.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $288,253 or 0.15% of the Fund’s net assets as of June 29, 2012.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $439,518. See Note 6 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	28,319,973	44,080,650	39,245,166	33,155,457

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$33,155,457	$30,663

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

12. Rate shown is the 7-day yield as of June 29, 2012.

Futures Contracts as of June 29, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	Buy	21	9/19/12	$3,107,344	$(17,151)
U.S. Treasury Nts., 2 yr.	Sell	82	9/28/12	18,055,375	12,516
U.S. Treasury Nts., 5 yr.	Sell	67	9/28/12	8,305,906	(10,235)
U.S. Treasury Nts., 10 yr.	Sell	4	9/19/12	533,500	27
U.S. Treasury Ultra Bonds	Buy	54	9/19/12	9,009,563	136,731

					$121,888

See accompanying Notes to Financial Statements.

18	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $218,881,307)	$221,621,569
Affiliated companies (cost $33,155,457)	33,155,457
254,777,026
Cash	296,425
Receivables and other assets:
Investments sold (including $52,500,875 sold on a when-issued or delayed delivery basis)	58,190,321
Interest, dividends and principal paydowns	1,478,146
Futures margins	23,553
Other	24,804
Total assets	314,790,275
Liabilities
Payables and other liabilities:
Investments purchased (including $123,281,697 purchased on a when-issued or delayed delivery basis)	126,137,476
Shares of beneficial interest redeemed	689,343
Futures margins	187,949
Shareholder communications	29,033
Trustees’ compensation	18,082
Transfer and shareholder servicing agent fees	15,264
Distribution and service plan fees	13,934
Other	20,798
Total liabilities	127,111,879
Net Assets	$187,678,396
Composition of Net Assets
Par value of shares of beneficial interest	$23,983
Additional paid-in capital	267,791,007
Accumulated net investment income	3,740,566
Accumulated net realized loss on investments	(86,739,310)
Net unrealized appreciation on investments	2,862,150
Net Assets	$187,678,396
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $118,292,090 and 15,057,562 shares of beneficial interest outstanding)	$7.86
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $69,386,306 and 8,925,415 shares of beneficial interest outstanding)	$7.77

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19	OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Interest	$4,151,879
Dividends from affiliated companies	30,663
Fee income on when-issued securities	642,157
Total investment income	4,824,699
Expenses
Management fees	553,092
Distribution and service plan fees—Service shares	81,466
Transfer and shareholder servicing agent fees:
Non-Service shares	59,576
Service shares	32,605
Shareholder communications:
Non-Service shares	3,815
Service shares	1,934
Custodian fees and expenses	13,104
Trustees’ compensation	8,284
Administration service fees	750
Other	25,736
Total expenses	780,362
Less waivers and reimbursements of expenses	(20,766)
Net expenses	759,596
Net Investment Income	4,065,103
Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	2,777,854
Closing and expiration of futures contracts	317,518
Net realized gain	3,095,372
Net change in unrealized appreciation/depreciation on:
Investments	1,583,706
Futures contracts	35,672
Net change in unrealized appreciation/depreciation	1,619,378

Net Increase in Net Assets Resulting from Operations	$8,779,853

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$4,065,103	$8,584,025
Net realized gain	3,095,372	7,156,870
Net change in unrealized appreciation/depreciation	1,619,378	(1,111,204)
Net increase in net assets resulting from operations	8,779,853	14,629,691
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,870,393)	(7,632,636)
Service shares	(3,356,788)	(3,102,242)
	(9,227,181)	(10,734,878)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(3,872,554)	(12,784,495)
Service shares	7,432,980	4,335,577
	3,560,426	(8,448,918)
Net Assets
Total increase (decrease)	3,113,098	(4,554,105)
Beginning of period	184,565,298	189,119,403
End of period (including accumulated net investment income of $3,740,566 and $8,902,644, respectively)	$187,678,396	$184,565,298

1. June 29, 2012 and December 30, 2011 represents the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21	OPPENHEIMER CORE BOND FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.88	$7.73	$7.07	$6.45	$11.06	$11.16
Income (loss) from investment operations:
Net investment income[2]	.18	.36	.40	.48	.66	.55
Net realized and unrealized gain (loss)	.21	.25	.40	.14	(4.82)	(.08)
Total from investment operations	.39	.61	.80	.62	(4.16)	.47
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.46)	(.14)	—	(.45)	(.57)
Net asset value, end of period	$7.86	$7.88	$7.73	$7.07	$ 6.45	$11.06
Total Return, at Net Asset Value[3]	4.95%	8.27%	11.42%	9.61%	(39.05)%	4.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118,292	$122,271	$132,557	$137,597	$156,339	$325,661
Average net assets (in thousands)	$119,825	$127,341	$136,333	$137,631	$271,355	$345,723
Ratios to average net assets:[4]
Net investment income	4.50%	4.71%	5.32%	7.40%	6.76%	5.07%
Total expenses[5]	0.76%	0.77%	0.79%	0.75%	0.63%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.75%	0.70%	0.61%	0.62%	0.68%
Portfolio turnover rate[6]	81%	99%	98%	143%	51%	89%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.77%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%
Year Ended December 31, 2007	0.68%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$489,373,619	$494,049,812
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693

See accompanying Notes to Financial Statements.

22	OPPENHEIMER CORE BOND FUND/VA

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.79	$7.65	$6.99	$6.41	$10.98	$11.10
Income (loss) from investment operations:
Net investment income[2]	.17	.34	.37	.46	.63	.52
Net realized and unrealized gain (loss)	.20	.24	.41	.12	(4.77)	(.08)
Total from investment operations	.37	.58	.78	.58	(4.14)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.44)	(.12)	—	(.43)	(.56)
Net asset value, end of period	$7.77	$7.79	$7.65	$6.99	$ 6.41	$10.98
Total Return, at Net Asset Value[3]	4.78%	7.93%	11.28%	9.05%	(39.07)%	4.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,386	$62,294	$56,562	$56,717	$63,093	$103,542
Average net assets (in thousands)	$65,580	$58,629	$57,313	$52,648	$101,597	$70,116
Ratios to average net assets:[4]
Net investment income	4.24%	4.42%	5.06%	7.16%	6.55%	4.85%
Total expenses[5]	1.01%	1.02%	1.04%	1.01%	0.88%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.00%	0.95%	0.86%	0.87%	0.92%
Portfolio turnover rate[6]	81%	99%	98%	143%	51%	89%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.02%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.92%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$489,373,619	$494,049,812
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693

See accompanying Notes to Financial Statements.

23	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$123,281,697
Sold securities	52,500,875

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

24	OPPENHEIMER CORE BOND FUND/VA

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$3,281,116
Market Value	$294,876
Market Value as a % of Net Assets	0.16%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $5,723,749 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains

Expiring
2014	$609,788
2015	1,245,459
2016	12,777,851
2017	75,069,850

Total	$89,702,948

25	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $86,607,576 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $3,095,372 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$252,086,136
Federal tax cost of other investments	(14,899,763)

Total federal tax cost	$237,186,373

Gross unrealized appreciation	$8,129,939
Gross unrealized depreciation	(5,317,161)

Net unrealized appreciation	$2,812,778

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder

26	OPPENHEIMER CORE BOND FUND/VA

redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security

27	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-Party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation

28	OPPENHEIMER CORE BOND FUND/VA

methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,173,498	$—	$18,173,498
Mortgage-Backed Obligations	—	118,767,958	—	118,767,958
U.S. Government Obligations	—	3,815,556	—	3,815,556
Corporate Bonds and Notes	—	80,864,557	—	80,864,557
Investment Company	33,155,457	—	—	33,155,457

Total Investments, at Value	33,155,457	221,621,569	—	254,777,026
Other Financial Instruments:
Futures margins	23,553	—	—	23,553

Total Assets	$33,179,010	$221,621,569	$—	$254,800,579

Liabilities Table
Other Financial Instruments:
Futures margins	$(187,949)	$—	$—	$(187,949)

Total Liabilities	$(187,949)	$—	$—	$(187,949)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

29	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	510,341	$4,139,415	1,525,561	$11,724,677
Dividends and/or distributions reinvested	749,731	5,870,393	1,028,657	7,632,636
Redeemed	(1,722,659)	(13,882,362)	(4,179,877)	(32,141,808)

Net decrease	(462,587)	$(3,872,554)	(1,625,659)	$(12,784,495)

Service Shares
Sold	1,982,805	$15,875,942	2,658,754	$20,149,296
Dividends and/or distributions reinvested	433,134	3,356,788	422,074	3,102,242
Redeemed	(1,484,090)	(11,799,750)	(2,480,364)	(18,915,961)

Net increase	931,849	$7,432,980	600,464	$4,335,577

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$112,296,197	$112,527,041
U.S. government and government agency obligations	3,632,196	3,015,383
To Be Announced (TBA) mortgage-related securities	489,373,619	494,049,812

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $92,370 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating

30	OPPENHEIMER CORE BOND FUND/VA

expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $4,631 and $2,350 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $13,785 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

31	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$23,553	*	Futures margins	$187,949	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$317,518

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$35,672

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

32	OPPENHEIMER CORE BOND FUND/VA

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $14,003,670 and $34,545,669 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

7. Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011,

33	OPPENHEIMER CORE BOND FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

34	OPPENHEIMER CORE BOND FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Core Bond Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
20,280,711	1,096,313	1,128,381	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
20,419,547	1,106,922	978,937	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
20,054,108	1,245,742	1,205,556	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
20,319,631	1,066,597	1,119,178	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
20,150,952	1,171,521	1,182,933	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
20,075,505	1,263,179	1,166,722	N/A

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
20,151,248	1,164,958	1,189,199	N/A

35	OPPENHEIMER CORE BOND FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
20,255,607	1,113,113	1,136,686	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
19,902,096	1,245,377	1,357,933	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
20,177,574	1,182,437	1,145,395	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

36	OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37	OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER  CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Krishna Memani, Vice President

Peter A. Strzalkowski, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Global Securities Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  GLOBAL SECURITIES FUND/VA

Portfolio Manager: Rajeev Bhaman, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	4.87%
Service Shares	4.75
Class 3 Shares	4.88
Class 4 Shares	4.75
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	-10.57%	-1.79%	6.67%
Service Shares	-10.79%	-2.04%	6.41%

	1-Year	5-Year	Since Inception (5/1/03)
Class 3 Shares	-10.56%	-1.80%	9.42%

	1-Year	5-Year	Since Inception (5/3/04)
Class 4 Shares	-10.79%	-2.04%	5.30%
Expense Ratios For the Fiscal Year Ended 12/30/11[1]
Non-Service Shares	0.76%
Service Shares	1.01
Class 3 Shares	0.76
Class 4 Shares	1.01

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report.

Regional Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of investments.

Top Ten Common Stock Holdings
Telefonaktiebolaget LM Ericsson, B Shares	3.5%
eBay, Inc.	3.1
Siemens AG	2.3
Colgate-Palmolive Co.	2.1
SAP AG	2.0
Walt Disney Co. (The)	2.0
Altera Corp.	2.0
McDonald’s Corp.	1.9
Fomento Economico Mexicano SA de CV, UBD	1.9
European Aeronautic Defense & Space Co.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND  PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned 4.87% during the six-month reporting period. In comparison, the Fund underperformed the MSCI World Index (the “Index”), which returned 5.91%.1 The Fund’s underperformance relative to the Index stemmed primarily from weaker relative stock selection within the information technology and financials sectors. The greatest area of outperformance for the Fund was energy, where an underweight position to what was the weakest performing sector of the Index benefited performance. The Fund also outperformed the Index within the consumer staples and health care sectors due to stronger relative stock selection.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower-than-expected first-quarter growth also contributed to a sell-off in the stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the reporting period, the strongest individual stock contributors were eBay, Inc., Amylin Pharmaceuticals, Inc. and The Walt Disney Co. eBay provides online marketplaces, including its flagship e-commerce platform eBay.com, as well as StubHub, Half.com and Shopping.com. Online payment services are provided by PayPal and Bill Me Later. eBay does not compete with merchants, but continues to position itself as a commerce enabler across all selling platforms. We regard eBay as a global leader in the eCommerce ecosystem. Amylin Pharmaceuticals is a San Diego-based biopharmaceutical company. During the first quarter of 2012, Amylin announced that its Type II diabetes drug, Bydureon, injected once weekly may improve an adult patient’s ability to control blood sugar by helping the body make its own insulin only at the times it is needed. This triggered an initial buyout offer from Bristol-Myers Squibb, which Amylin rejected. Amylin’s shares rallied on the offer and the anticipated subsequent offers. Shortly after the reporting period ended, Amylin accepted a second offer from Bristol-Myers Squibb. Walt Disney performed well for the Fund, as the company reported stronger-than-expected earnings mainly driven by higher theme park attendance, thanks to warmer weather in North America, and by broadcasting (particularly ESPN). The company has many ways to monetize its different brands including its Disney theme parks and related merchandising, Pixar animation, Marvel comics, ESPN content and its distribution joint venture with DreamWorks. Disney also has plans to develop its network of theme parks, hotels and travel cruises in China and India. We like the company’s wide reach in comparison to its competitors.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND  PERFORMANCE DISCUSSION

The most significant detractors from the Fund’s performance were Tiffany & Co., Iluka Resources Ltd. and Telefonaktiebolaget LM Ericsson (Ericsson). Tiffany, the American luxury goods brand, lowered its outlook for sales growth, which negatively impacted its stock price over the second half of the period. We retain our conviction in Tiffany as we believe the company’s strong brand should enable it to continue raising prices to mitigate rising product costs due to higher commodity prices. Iluka Resources is a mining company focused on the production of zircon and titanium-based products with operations in Australia and the U.S. It is the world’s largest producer of zircon. Iluka experienced declines over the second quarter of 2012 as heightened macroeconomic concerns weakened demand for its products, forcing it to dampen its sales forecast. Ericsson is a leading supplier to the mobile telecom service industry. The Swedish company’s stock had a volatile period, declining over the first quarter on the back of lower-than-expected earnings figures. A decrease in sales for its 3G CDMA technology also negatively impacted its stock price this period. We continue to believe in the stock, which was the top holding of the Fund at period end.

Outlook

We believe that our method of investment, which focuses on purchasing high quality companies positioned to capitalize on structural growth trends will serve us well in the periods to come. Purchasing shares of quality companies at attractive valuations offers the potential for those shares to substantially appreciate over our investment horizon of three to five years. Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Fund have the potential to grow at or above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally.

We have a long-term investment horizon and build the Fund from the bottom up, focusing on businesses advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics. We are patient investors and generally wait for those companies to be out of favor so that they are reasonably priced when we buy.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,048.70	$3.81
Service Shares	1,000.00	1,047.50	5.08
Class 3	1,000.00	1,048.80	3.81
Class 4	1,000.00	1,047.50	5.08

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.02	3.75
Service Shares	1,000.00	1,019.78	5.01
Class 3	1,000.00	1,021.02	3.75
Class 4	1,000.00	1,019.78	5.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00
Class 3	0.75
Class 4	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value

Common Stocks—97.4%
Consumer Discretionary—17.2%
Diversified Consumer Services—0.0%
Zee Learn Ltd.[1]	492,103	$223,423
Hotels, Restaurants & Leisure—4.0%
Carnival Corp.	1,178,236	40,378,143
Lottomatica SpA	552,870	10,680,015
McDonald’s Corp.	521,140	46,136,524

		97,194,682
Household Durables—0.2%
Sony Corp.	293,300	4,173,838
Leisure Equipment & Products—0.3%
Nintendo Co. Ltd.	61,000	7,117,731
Media—4.7%
Grupo Televisa SA, Sponsored GDR	1,165,476	25,034,424
McGraw-Hill Cos., Inc. (The)	634,460	28,550,700
Walt Disney Co. (The)	971,920	47,138,120
Wire & Wireless India Ltd.[1]	2,281,600	547,878
Zee Entertainment Enterprises Ltd.	4,094,715	10,765,723

		112,036,845
Multiline Retail—1.0%
Pinault-Printemps-Redoute SA	164,970	23,557,713
Specialty Retail—4.1%
Abercrombie & Fitch Co., Cl. A	350,430	11,963,680
Industria de Diseno Textil SA	433,646	44,742,038
Kingfisher plc	1,968,942	8,902,578
Tiffany & Co.	633,480	33,542,766

		99,151,062
Textiles, Apparel & Luxury Goods—2.9%
Brunello Cucinelli SpA[1]	143,920	2,047,154
LVMH Moet Hennessy Louis Vuitton SA	281,770	42,947,004
Tod’s SpA	238,587	23,967,193

		68,961,351
Consumer Staples—9.9%
Beverages—4.3%
Carlsberg AS, Cl. B	199,346	15,707,927
Companhia de Bebidas das Americas, Sponsored ADR, Preference	614,175	23,541,328
Fomento Economico Mexicano SA de CV, UBD	5,141,501	45,912,247
Grupo Modelo SA de CV, Series C	2,015,307	17,826,955

		102,988,457
Food & Staples Retailing—0.5%
E-Mart Co. Ltd.	61,139	13,428,868

	Shares	Value

Food Products—3.0%
Nestle SA	456,400	$27,192,140
Unilever plc	1,310,443	44,002,283

		71,194,423
Household Products—2.1%
Colgate-Palmolive Co.	475,810	49,531,821
Energy—4.0%
Energy Equipment & Services—2.8%
Technip SA	419,990	43,828,169
Transocean Ltd.	505,762	22,622,734

		66,450,903
Oil, Gas & Consumable Fuels—1.2%
Repsol YPF SA	941,660	15,140,229
Total SA	277,850	12,539,163
YPF SA, Sponsored ADR	214,830	2,653,151

		30,332,543
Financials—13.6%
Capital Markets—3.3%
Credit Suisse Group AG	1,266,800	23,142,887
Goldman Sachs Group, Inc. (The)	259,310	24,857,457
UBS AG	2,716,046	31,762,518

		79,762,862
Commercial Banks—4.7%
Banco Bilbao Vizcaya Argentaria SA	3,656,994	26,357,315
ICICI Bank Ltd., Sponsored ADR	961,860	31,173,883
Itau Unibanco Holding SA, ADR, Preference	1,642,800	22,867,776
Societe Generale SA, Cl. A1	425,759	10,038,193
Sumitomo Mitsui Financial Group, Inc.	655,000	21,607,711

		112,044,878
Diversified Financial Services—0.9%
BM&F BOVESPA SA	4,348,400	21,931,437
Insurance—4.2%
Allianz SE	324,402	32,620,275
Dai-ichi Life Insurance Co.	21,622	25,046,857
Fidelity National Financial, Inc., Cl. A	687,020	13,232,005
Prudential plc	2,651,717	30,648,966

		101,548,103
Real Estate Management & Development—0.5%
DLF Ltd.	3,100,027	11,130,546
Health Care—10.5%
Biotechnology—3.7%
Amgen, Inc.	353,590	25,826,214
Amylin Pharmaceuticals, Inc.[1]	1,101,708	31,101,217

6	OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value

Biotechnology Continued
Gilead Sciences, Inc.[1]	299,030	$15,334,258
Theravance, Inc.[1]	598,130	13,290,449
ThromboGenics NV1	131,644	3,548,491

		89,100,629
Health Care Equipment & Supplies—1.4%
Zimmer Holdings, Inc.	531,810	34,227,292
Health Care Providers & Services—3.1%
Aetna, Inc.	847,050	32,840,129
WellPoint, Inc.	657,315	41,930,124

		74,770,253
Pharmaceuticals—2.3%
Allergan, Inc.	93,810	8,683,992
Bayer AG	444,545	32,055,608
Roche Holding AG	74,409	12,825,488

		53,565,088
Industrials—12.3%
Aerospace & Defense—2.9%
Embraer SA, ADR	867,823	23,023,344
European Aeronautic Defense & Space Co.	1,297,340	45,871,526

		68,894,870
Air Freight & Logistics—0.2%
United Parcel Service, Inc., Cl. B	62,210	4,899,660
Building Products—1.8%
Assa Abloy AB, Cl. B	1,514,863	42,360,062
Construction & Engineering—0.6%
FLSmidth & Co. AS	282,798	15,507,318
Electrical Equipment—2.0%
Emerson Electric Co.	461,440	21,493,875
Nidec Corp.	212,700	16,130,004
Prysmian SpA	683,137	10,217,904

		47,841,783
Industrial Conglomerates—3.8%
3M Co.	397,600	35,624,960
Siemens AG	649,181	54,568,789

		90,193,749
Machinery—0.8%
Fanuc Ltd.	115,300	18,943,472
Road & Rail—0.2%
All America Latina Logistica	1,308,600	5,524,983
Information Technology—26.6%
Communications Equipment—4.4%
Juniper Networks, Inc.[1]	1,426,760	23,270,456

	Shares	Value

Communications Equipment Continued
Telefonaktiebolaget LM Ericsson, B Shares	9,111,743	$83,050,170

		106,320,626
Computers & Peripherals—0.4%
Fusion-io, Inc.[1]	422,440	8,824,772
Electronic Equipment & Instruments—3.6%
Hoya Corp.	686,800	15,132,839
Keyence Corp.	109,311	27,034,582
Kyocera Corp.	172,300	14,877,598
Murata Manufacturing Co. Ltd.	553,500	29,035,646

		86,080,665
Internet Software & Services—5.7%
eBay, Inc.[1]	1,791,000	75,239,910
Facebook, Inc., Cl. A1	607,960	18,919,715
Google, Inc., Cl. A1	72,900	42,287,103

		136,446,728
IT Services—1.0%
Infosys Ltd.	557,544	25,280,203
Semiconductors & Semiconductor Equipment—4.6%
Altera Corp.	1,387,340	46,947,586
Maxim Integrated Products, Inc.	1,475,275	37,826,051
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	9,048,184	24,766,096

		109,539,733
Software—6.9%
Adobe Systems, Inc.[1]	1,012,583	32,777,312
Intuit, Inc.	762,290	45,241,912
Microsoft Corp.	1,331,090	40,718,043
SAP AG	818,930	48,237,278

		166,974,545
Materials—1.4%
Chemicals—0.8%
Linde AG	125,495	19,546,895
Metals & Mining—0.6%
Iluka Resources Ltd.	1,165,200	13,653,912
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
KDDI Corp.	4,861	31,355,113
Utilities—0.6%
Electric Utilities—0.6%
Fortum OYJ	809,831	15,341,901

Total Common Stocks (Cost $1,869,289,545)		2,337,955,738

7	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Preferred Stocks—1.6%
Bayerische Motoren Werke (BMW) AG, Preference (Cost $28,429,596)	771,969	$38,084,140

	Shares	Value
Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20% [2,3]
(Cost $22,142,619)	22,142,619	$22,142,619
Total Investments, at Value (Cost $1,919,861,760)	99.9%	2,398,182,497
Other Assets Net of Liabilities	0.1	1,307,988
Net Assets	100.0%	$2,399,490,485

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	36,459,796	121,959,315	136,276,492	22,142,619

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$22,142,619	$24,209

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$977,401,599	40.8%
Germany	225,112,985	9.4
Japan	210,455,391	8.8
France	178,781,768	7.4
Sweden	125,410,232	5.2
Brazil	96,888,868	4.0
Switzerland	94,923,033	4.0
Mexico	88,773,626	3.7
Spain	86,239,582	3.6
United Kingdom	83,553,827	3.5
India	79,121,656	3.3
Italy	46,912,266	2.0
Denmark	31,215,245	1.3
Taiwan	24,766,096	1.0
Finland	15,341,901	0.6
Australia	13,653,912	0.6
Korea, Republic of South	13,428,868	0.6
Belgium	3,548,491	0.1
Argentina	2,653,151	0.1

Total	$2,398,182,497	100.0%

8	OPPENHEIMER GLOBAL SECURITIES FUND/VA

Foreign Currency Exchange Contracts as of June 29, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank Securities Inc.:
Euro (EUR)	Buy	3,549	EUR	7/3/12	$4,491,435	$7,932	$437
Euro (EUR)	Sell	3,110	EUR	7/3/12-7/5/12	3,935,809	427	6,927

						8,359	7,364
State Street:
Euro (EUR)	Buy	7,515	EUR	7/3/12	9,510,905	158,618	—
Euro (EUR)	Sell	7,950	EUR	7/3/12	10,061,185	—	167,794

						158,618	167,794

Total unrealized appreciation and depreciation						$166,977	$175,158

See accompanying Notes to Financial Statements.

9	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,897,719,141)	$2,376,039,878
Affiliated companies (cost $22,142,619)	22,142,619
2,398,182,497
Cash	381,726
Unrealized appreciation on foreign currency exchange contracts	166,977
Receivables and other assets:
Investments sold	13,996,743
Dividends	3,665,502
Other	219,976
Total assets	2,416,613,421
Liabilities
Unrealized depreciation on foreign currency exchange contracts	175,158
Payables and other liabilities:
Investments purchased	14,002,100
Shares of beneficial interest redeemed	2,271,529
Distribution and service plan fees	206,857
Transfer and shareholder servicing agent fees	190,927
Foreign capital gains tax	83,391
Shareholder communications	69,866
Trustees’ compensation	59,185
Other	63,923
Total liabilities	17,122,936
Net Assets	$2,399,490,485
Composition of Net Assets
Par value of shares of beneficial interest	$85,501
Additional paid-in capital	1,917,862,020
Accumulated net investment income	21,729,785
Accumulated net realized loss on investments and foreign currency transactions	(18,648,458)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	478,461,637
Net Assets	$2,399,490,485
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,149,827,372 and 40,844,752 shares of beneficial interest outstanding)	$28.15
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,029,408,992 and 36,856,534 shares of beneficial interest outstanding)	$27.93
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $153,905,475 and 5,429,333 shares of beneficial interest outstanding)	$28.35
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $66,348,646 and 2,370,740 shares of beneficial interest outstanding)	$27.99

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,801,383)	$37,376,487
Affiliated companies	24,209
Interest	972
Total investment income	37,401,668
Expenses
Management fees	7,866,551
Distribution and service plan fees:
Service shares	1,312,995
Class 4 shares	88,116
Transfer and shareholder servicing agent fees:
Non-Service shares	600,153
Service shares	525,252
Class 3 shares	80,810
Class 4 shares	35,243
Shareholder communications:
Non-Service shares	21,398
Service shares	18,752
Class 3 shares	2,887
Class 4 shares	1,256
Custodian fees and expenses	117,043
Trustees’ compensation	29,374
Administration service fees	750
Other	72,796
Total expenses	10,773,376
Less waivers and reimbursements of expenses	(10,946)
Net expenses	10,762,430
Net Investment Income	26,639,238
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	25,811,902
Foreign currency transactions	8,188,782
Net realized gain	34,000,684
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $93,435)	90,330,813
Translation of assets and liabilities denominated in foreign currencies	(33,244,199)
Net change in unrealized appreciation/depreciation	57,086,614

Net Increase in Net Assets Resulting from Operations	$117,726,536

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$26,639,238	$55,375,926
Net realized gain (loss)	34,000,684	(4,932,906)
Net change in unrealized appreciation/depreciation	57,086,614	(266,645,479)
Net increase (decrease) in net assets resulting from operations	117,726,536	(216,202,459)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(25,848,197)	(17,234,287)
Service shares	(20,625,132)	(11,357,368)
Class 3 shares	(3,444,499)	(2,447,497)
Class 4 shares	(1,338,372)	(819,361)
	(51,256,200)	(31,858,513)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(47,502,354)	(124,782,917)
Service shares	(2,323,398)	5,153,335
Class 3 shares	(8,943,764)	(27,368,355)
Class 4 shares	(4,002,187)	(5,984,377)
	(62,771,703)	(152,982,314)
Net Assets
Total increase (decrease)	3,698,633	(401,043,286)
Beginning of period	2,395,791,852	2,796,835,138
End of period (including accumulated net investment income of $21,729,785 and $46,346,747, respectively)	$2,399,490,485	$2,395,791,852

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.46	$30.30	$26.50	$20.21	$36.60	$36.79
Income (loss) from investment operations:
Net investment income[2]	.33	.65	.33	.33	.55	.45
Net realized and unrealized gain (loss)	1.00	(3.11)	3.85	6.94	(14.46)	1.69
Total from investment operations	1.33	(2.46)	4.18	7.27	(13.91)	2.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.38)	(.38)	(.50)	(.46)	(.50)
Distributions from net realized gain	—	—	—	(.48)	(2.02)	(1.83)
Total dividends and/or distributions to shareholders	(.64)	(.38)	(.38)	(.98)	(2.48)	(2.33)
Net asset value, end of period	$28.15	$27.46	$30.30	$26.50	$20.21	$36.60
Total Return, at Net Asset Value[3]	4.87%	(8.29)%	15.96%	39.77%	(40.19)%	6.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,149,827	$1,165,141	$1,410,764	$1,364,597	$1,150,113	$2,193,638
Average net assets (in thousands)	$1,206,928	$1,335,403	$1,336,110	$1,206,240	$1,679,720	$2,302,726
Ratios to average net assets:[4]
Net investment income	2.26%	2.17%	1.22%	1.51%	1.95%	1.21%
Total expenses[5]	0.75%	0.76%	0.76%	0.75%	0.65%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.76%	0.76%	0.75%	0.65%	0.65%
Portfolio turnover rate	8%	13%	15%	11%	19%	18%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.75%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%

See accompanying Notes to Financial Statements.

13	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.21	$30.04	$26.28	$20.02	$36.27	$36.49
Income (loss) from investment operations:
Net investment income[2]	.29	.56	.26	.27	.47	.33
Net realized and unrealized gain (loss)	1.00	(3.08)	3.82	6.90	(14.32)	1.72
Total from investment operations	1.29	(2.52)	4.08	7.17	(13.85)	2.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.31)	(.32)	(.43)	(.38)	(.44)
Distributions from net realized gain	—	—	—	(.48)	(2.02)	(1.83)
Total dividends and/or distributions to shareholders	(.57)	(.31)	(.32)	(.91)	(2.40)	(2.27)
Net asset value, end of period	$27.93	$27.21	$30.04	$26.28	$20.02	$36.27
Total Return, at Net Asset Value[3]	4.75%	(8.53)%	15.70%	39.36%	(40.33)%	6.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,029,409	$1,003,839	$1,101,584	$980,485	$772,107	$1,300,989
Average net assets (in thousands)	$1,056,309	$1,091,128	$997,627	$830,887	$1,051,239	$1,180,656
Ratios to average net assets:[4]
Net investment income	2.01%	1.90%	0.96%	1.23%	1.70%	0.91%
Total expenses[5]	1.00%	1.01%	1.01%	1.00%	0.90%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.01%	1.00%	0.90%	0.89%
Portfolio turnover rate	8%	13%	15%	11%	19%	18%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.00%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%
Year Ended December 31, 2007	0.89%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class 3 Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.65	$30.50	$26.67	$20.34	$36.82	$36.99
Income (loss) from investment operations:
Net investment income[2]	.33	.66	.33	.33	.56	.45
Net realized and unrealized gain (loss)	1.01	(3.13)	3.88	6.98	(14.56)	1.71
Total from investment operations	1.34	(2.47)	4.21	7.31	(14.00)	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.38)	(.38)	(.50)	(.46)	(.50)
Distributions from net realized gain	—	—	—	(.48)	(2.02)	(1.83)
Total dividends and/or distributions to shareholders	(.64)	(.38)	(.38)	(.98)	(2.48)	(2.33)
Net asset value, end of period	$28.35	$27.65	$30.50	$26.67	$20.34	$36.82
Total Return, at Net Asset Value[3]	4.88%	(8.27)%	15.97%	39.70%	(40.19)%	6.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,905	$158,343	$202,621	$206,356	$175,971	$361,621
Average net assets (in thousands)	$162,514	$187,804	$196,495	$182,553	$269,650	$391,270
Ratios to average net assets:[4]
Net investment income	2.25%	2.17%	1.22%	1.49%	1.95%	1.22%
Total expenses[5]	0.75%	0.76%	0.76%	0.75%	0.65%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.76%	0.76%	0.75%	0.65%	0.65%
Portfolio turnover rate	8%	13%	15%	11%	19%	18%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.75%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%

See accompanying Notes to Financial Statements.

15	OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class 4 Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$27.26	$30.08	$26.32	$20.03	$36.28	$36.49
Income (loss) from investment operations:
Net investment income[2]	.29	.57	.26	.27	.47	.34
Net realized and unrealized gain (loss)	1.00	(3.08)	3.82	6.92	(14.34)	1.70
Total from investment operations	1.29	(2.51)	4.08	7.19	(13.87)	2.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.31)	(.32)	(.42)	(.36)	(.42)
Distributions from net realized gain	—	—	—	(.48)	(2.02)	(1.83)
Total dividends and/or distributions to shareholders	(.56)	(.31)	(.32)	(.90)	(2.38)	(2.25)
Net asset value, end of period	$27.99	$27.26	$30.08	$26.32	$20.03	$36.28
Total Return, at Net Asset Value[3]	4.75%	(8.49)%	15.67%	39.38%	(40.35)%	6.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,349	$68,469	$81,866	$78,043	$63,099	$123,542
Average net assets (in thousands)	$70,875	$78,655	$76,519	$66,965	$93,909	$122,385
Ratios to average net assets:[4]
Net investment income	2.01%	1.93%	0.97%	1.22%	1.69%	0.93%
Total expenses[5]	1.00%	1.01%	1.01%	1.00%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.01%	1.00%	0.91%	0.90%
Portfolio turnover rate	8%	13%	15%	11%	19%	18%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.00%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%

See accompanying Notes to Financial Statements.

16	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    June 29, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

17	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $4,541,346. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$17,214,823
No expiration	6,482,606

Total	$23,697,429

As of June 29, 2012, it is estimated that the Fund will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $23,697,429 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,948,813,629

Gross unrealized appreciation	$605,865,086
Gross unrealized depreciation	(156,442,909)

Net unrealized appreciation	$449,422,177

18	OPPENHEIMER GLOBAL SECURITIES FUND/VA

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

19	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

20	OPPENHEIMER GLOBAL SECURITIES FUND/VA

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard Inputs Generally Considered by Third-party Pricing Vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

21	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$290,522,695	$121,893,950	$—	$412,416,645
Consumer Staples	208,006,774	29,136,795	—	237,143,569
Energy	25,275,885	71,507,561	—	96,783,446
Financials	144,711,524	181,706,302	—	326,417,826
Health Care	219,607,654	32,055,608	—	251,663,262
Industrials	136,438,348	157,727,549	—	294,165,897
Information Technology	503,340,308	136,126,964	—	639,467,272
Materials	—	33,200,807	—	33,200,807
Telecommunication Services	—	31,355,113	—	31,355,113
Utilities	15,341,901	—	—	15,341,901
Preferred Stocks	—	38,084,140	—	38,084,140
Investment Company	22,142,619	—	—	22,142,619

Total Investments, at Value	1,565,387,708	832,794,789	—	2,398,182,497
Other Financial Instruments:
Foreign currency exchange contracts	—	166,977	—	166,977

Total Assets	$1,565,387,708	$832,961,766	$—	$2,398,349,474

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(175,158)	$—	$(175,158)

Total Liabilities	$—	$(175,158)	$—	$(175,158)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

22	OPPENHEIMER GLOBAL SECURITIES FUND/VA

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$(73,681,595)	$73,681,595	$—
Consumer Staples	—	(28,864,374)	28,864,374	—
Energy	—	(28,057,704)	28,057,704	—
Financials	26,128,476	(132,340,094)	132,340,094	(26,128,476)
Health Care	—	(28,422,343)	28,422,343	—
Industrials	45,187,675	(136,239,282)	136,239,282	(45,187,675)
Information Technology	94,139,824	(139,391,318)	139,391,318	(94,139,824)
Materials	—	(18,670,356)	18,670,356	—
Telecommunication Services	—	(31,261,466)	31,261,466	—
Utilities	17,229,805	—	—	(17,229,805)

Total Assets	$182,685,780	$(616,928,532)	$616,928,532	$(182,685,780)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	915,084	$26,762,504	2,898,558	$85,697,523
Dividends and/or distributions reinvested	923,150	25,848,197	544,183	17,234,287
Redeemed	(3,417,538)	(100,113,055)	(7,582,244)	(227,714,727)

Net decrease	(1,579,304)	$(47,502,354)	(4,139,503)	$(124,782,917)

Service Shares
Sold	2,004,576	$57,683,021	5,113,489	$150,060,254
Dividends and/or distributions reinvested	742,178	20,625,132	361,125	11,357,368
Redeemed	(2,775,946)	(80,631,551)	(5,264,551)	(156,264,287)

Net increase (decrease)	(29,192)	$(2,323,398)	210,063	$5,153,335

Class 3 Shares
Sold	68,094	$2,005,083	210,150	$6,434,653
Dividends and/or distributions reinvested	122,145	3,444,499	76,748	2,447,497
Redeemed	(487,480)	(14,393,346)[1]	(1,203,693)	(36,250,505)[2]

Net decrease	(297,241)	$(8,943,764)	(916,795)	$(27,368,355)

23	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Class 4 Shares
Sold	41,291	$1,340,646	153,872	$4,648,188
Dividends and/or distributions reinvested	48,073	1,338,372	26,011	819,361
Redeemed	(230,210)	(6,681,205)[1]	(389,690)	(11,451,926)[2]

Net decrease	(140,846)	$(4,002,187)	(209,807)	$(5,984,377)

1. Net of redemption fees of $2,066 and $786 for Class 3 and Class 4, respectively.

2. Net of redemption fees of $1,073 and $1,794 for Class 3 and Class 4, respectively.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$207,842,711	$278,592,783

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $1,255,407 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

24	OPPENHEIMER GLOBAL SECURITIES FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $10,946 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

25	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $166,977, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$166,977	Unrealized depreciation on foreign currency exchange contracts	$175,158

26	OPPENHEIMER GLOBAL SECURITIES FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$27,787

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(8,181)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,053,633 and $3,034,145, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the

27	OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

28	OPPENHEIMER GLOBAL SECURITIES FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Global Securities Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	33,998,517
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
73,480,280	6,518,185	3,982,980	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
74,114,746	6,318,655	3,548,044	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
73,185,000	6,477,746	4,318,700	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
73,206,034	6,497,182	4,278,229	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
73,729,848	6,587,137	3,664,460	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
73,185,831	6,778,168	4,017,446	N/A

29	OPPENHEIMER GLOBAL SECURITIES FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
73,795,656	6,420,158	3,765,632	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
73,687,494	6,546,579	3,747,373	N/A

2h: Proposal to remove miscellaneous fundamental policy relating to investment strategy restriction

For	Against	Abstain	Broker Non Vote
73,096,953	6,812,377	4,072,115	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
72,595,371	6,784,455	4,601,619	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
73,362,485	6,655,630	3,963,330	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

30	OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31	OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER  GLOBAL SECURITIES FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Rajeev Bhaman, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firms.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer High Income Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  HIGH INCOME FUND/VA

Portfolio Manager: Joseph Welsh, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	7.52%
Service Shares	7.16
Class 3 Shares	7.46
Class 4 Shares	7.04
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	0.14%	–20.78%	–6.83%
Service Shares	–0.64	–20.79	–6.95

	1-Year	5-Year	Since Inception (5/1/07)
Class 3 Shares	0.16%	–20.67%	–20.16%
Class 4 Shares	–0.16	–20.67	–20.18
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.98%		0.75%
Service Shares	1.23		1.00
Class 3 Shares	0.98		0.75
Class 4 Shares	1.23		1.00

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Credit Rating Breakdown	NRSRO Only Total
AAA	1.9%
BBB	2.6
BB	24.5
B	52.3
CCC	15.8
Unrated	2.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 29, 2012, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

Corporate Bonds & Notes—Top Ten Industries
Media	9.5%
Oil, Gas & Consumable Fuels	8.2
Hotels, Restaurants & Leisure	6.4
Aerospace & Defense	3.5
Health Care Providers & Services	3.3
Capital Markets	3.2
Diversified Telecommunication Services	3.1
Energy Equipment & Services	3.1
Food Products	3.1
Machinery	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER HIGH INCOME FUND/VA

FUND  PERFORMANCE DISCUSSION

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets and historically riskier asset classes over the first three months of 2012. The rebound across risk markets gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. The Fed announced the continuation of Operation Twist in response to an uneven domestic economic picture, yet, the U.S. housing market appears to be bottoming. Despite risk aversion stemming from Europe, the high yield bond market witnessed steady inflows during the quarter and reached $19.8 billion year-to-date according to AMG Data Services.

Fund Performance Discussion

During the six-month reporting period, the Fund’s Non-Service shares produced a return of 7.52%. In comparison, the JPMorgan Domestic High Yield Index returned 7.36% and the BofA Merrill Lynch High Yield Master Index returned 7.02%1. The Fund maintained its focus on higher-yielding (lower credit quality) securities, which benefited performance particularly over the first half of the reporting period amid the rally in risk assets. While the performance of the Fund slowed over the volatile second half of the reporting period, absolute performance was still positive during that time.

The best performing securities of the Fund included broadcasting; chemicals; gaming, lodging and leisure; financial; paper and packaging; housing; and transportation. While most areas of the Fund produced positive absolute results this period, the most significant detractors were investments in utilities and diversified media.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. June 29, 2012 was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

4	OPPENHEIMER HIGH INCOME FUND/VA

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,075.20	$3.86
Service shares	1,000.00	1,071.60	5.13
Class 3	1,000.00	1,074.60	3.85
Class 4	1,000.00	1,070.40	5.13

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.02	3.75
Service shares	1,000.00	1,019.78	5.01
Class 3	1,000.00	1,021.02	3.75
Class 4	1,000.00	1,019.78	5.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service Shares	0.75%
Service shares	1.00
Class 3	0.75
Class 4	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Principal Amount	Value

Corporate Loans—0.4%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/21/17[1,2]	$214,460	$207,356
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 12/2/17[1,2]	280,000	277,900

Total Corporate Loans (Cost $484,154)		485,256
Loan Participations—5.8%
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 9/20/19[1]	190,000	188,496
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[1]	155,000	153,450
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.74%, 7/5/17[1]	447,945	387,262
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.889%, 1/29/16[1]	452,763	361,289
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/8/18[1]	280,000	281,983
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan: Tranche B, 3.709%, 10/19/15[1,3]	459,325	249,184
Tranche B, 3.709%, 10/19/15[1,2,3]	588,704	319,372
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[1]	565,000	565,565
Lone Star Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 8/7/19[1]	340,000	349,690
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/1/19[1]	640,000	642,400
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 10%, 6/9/18[1]	420,000	421,050
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.739%, 7/30/15[1]	625,000	595,964
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 7.50%, 2/17/17[1,2]	85,000	73,100
9%, 2/17/17[1,2]	485,000	417,100
Springleaf Financial Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	305,000	288,007

	Principal Amount	Value

Loan Participations Continued
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan: 3.739%, 10/10/14[1]	$180,000	$113,379
3.741%, 10/10/14[1]	445,000	280,299
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 9/28/16[1]	655,000	676,833

Total Loan Participations (Cost $6,475,345)		6,364,423
Corporate Bonds and Notes—88.2%
Consumer Discretionary—23.1%
Auto Components—2.6%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	610,000	648,888
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	1,335,000	1,421,775
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	170,000	171,913
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	690,000	674,475

		2,917,051
Automobiles—0.1%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4]	110,000	113,850
Diversified Consumer Services—0.4%
Monitronics International, Inc., 9.125% Sr. Nts., 4/1/20[4]	280,000	270,200
ServiceMaster Co., 8% Sr. Unsec. Unsub. Nts., 2/15/20	170,000	185,938

		456,138
Hotels, Restaurants & Leisure—6.4%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	530,000	548,550
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	245,000	280,219
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[4]	275,000	287,375
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	245,000	281,138
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[4]	510,000	543,150
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	2,703,000	1,861,691
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	640,000	596,000

6	OPPENHEIMER HIGH INCOME FUND/VA

	Principal Amount	Value

Hotels, Restaurants & Leisure Continued
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	$585,000	$602,550
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	555,000	566,794
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	955,000	988,425
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	435,000	483,938

		7,039,830
Household Durables—1.7%
Beazer Homes USA, Inc.: 6.875% Sr. Unsec. Nts., 7/15/15	280,000	270,200
9.125% Sr. Unsec. Nts., 5/15/19	790,000	693,225
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	65,000	68,900
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[4]	210,000	216,825
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9% Sr. Nts., 5/15/18[4]	295,000	290,575
9% Sr. Nts., 4/15/19[4]	285,000	285,713

		1,825,438
Leisure Equipment & Products—0.5%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[4]	555,000	579,975
Media—9.5%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	325,000	258,375
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	760,000	651,700
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	265,000	285,538
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	719,000	708,215
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[4]	505,000	546,663
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	860,000	856,775
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4]	520,000	556,400
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	350,000	331,625
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22[4]	210,000	213,150
7.875% Sr. Unsec. Nts., 9/1/19	605,000	700,288
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	507,000	539,955

	Principal Amount	Value

Media Continued
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	$520,000	$543,400
Lamar Media Corp., 5.875% Sr. Sub. Nts., 2/1/22[4]	220,000	226,600
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[4]	624,232	649,201
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	515,000	546,544
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	705,000	771,975
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	395,000	420,675
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	250,000	268,750
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	350,000	367,500
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	560,000	574,000
Virgin Media Finance plc:
5.25% Sr. Unsec. Unsub. Nts., 2/15/22	215,000	220,913
8.375% Sr. Unsec. Unsub. Nts., 10/15/19	245,000	276,544

		10,514,786
Specialty Retail—1.5%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	140,000	149,100
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	275,000	285,313
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	560,000	579,600
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	45,000	47,700
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	515,000	562,638

		1,624,351
Textiles, Apparel & Luxury Goods—0.4%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	265,000	282,888
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	210,000	203,700

		486,588
Consumer Staples—3.9%
Food & Staples Retailing—0.2%
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	265,000	271,625
Food Products—3.1%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	620,000	585,900

7	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Food Products Continued
ASG Consolidated LLC, 12.075% Sr. Nts., 5/15/17[3,4]	$1,292,721	$1,034,177
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	471,000	472,178
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22[4]	535,000	565,763
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	690,000	727,950

		3,385,968
Household Products—0.3%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	250,000	283,750
Personal Products—0.1%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	125,000	138,750
Tobacco—0.2%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	260,000	261,950
Energy—11.3%
Energy Equipment & Services—3.1%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	335,000	318,250
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	425,000	406,938
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[4]	280,000	271,950
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20[4]	565,000	563,588
Offshore Group Investments Ltd.: 11.50% Sr. Sec. Nts., 8/1/15[4]	225,000	245,250
11.50% Sr. Sec. Nts., 8/1/15	765,000	833,850
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	525,000	543,375
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	200,000	210,500

		3,393,701
Oil, Gas & Consumable Fuels—8.2%
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	585,000	649,350
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75% Sr. Unsec. Sub. Nts., 6/15/18	440,000	471,900
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	220,000	221,100
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	665,000	706,563
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	510,000	569,288
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	540,000	531,900

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	$850,000	$885,063
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	105,000	109,463
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22[4]	340,000	345,525
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	395,000	201,450
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	735,000	795,638
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	795,000	815,869
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	380,000	335,350
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	195,000	182,325
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	280,000	263,200
11.75% Sr. Nts., 1/1/16	395,000	386,606
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	425,000	423,406
SandRidge Energy, Inc.: 8.75% Sr. Unsec. Nts., 1/15/20	255,000	267,113
9.875% Sr. Unsec. Nts., 5/15/16	305,000	335,500
SM Energy Co., 6.50% Sr. Nts., 1/1/23[4]	270,000	272,363
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	345,000	315,675

		9,084,647
Financials—9.4%
Capital Markets—3.2%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	360,000	360,000
Nationstar Mortgage/Nationstar Capital Corp., 10.875% Sr. Unsec. Nts., 4/1/15	1,015,000	1,101,275
Nuveen Investments, Inc.: 5.50% Sr. Unsec. Nts., 9/15/15	235,000	213,850
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	240,000	244,800
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	790,000	882,825
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	370,000	297,154
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	412,000	195,700
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	625,000	250,000

		3,545,604

8	OPPENHEIMER HIGH INCOME FUND/VA

	Principal Amount	Value

Commercial Banks—0.4%
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[5]	$422,302	$423,622
Consumer Finance—0.6%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[4]	330,000	342,375
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	255,000	283,050

		625,425
Diversified Financial Services—0.8%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	240,000	282,600
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	585,000	624,488

		907,088
Insurance—1.0%
International Lease Finance Corp.: 8.625% Sr. Unsec. Unsub. Nts., 9/15/15	410,000	454,588
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	622,000	701,305

		1,155,893
Real Estate Investment Trusts—1.5%
DuPont Fabros Technology LP, 8.50% Sr. Unsec. Nts., 12/15/17	255,000	281,775
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	565,000	581,244
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	695,000	745,388

		1,608,407
Real Estate Management & Development—1.9%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,4]	858,277	750,992
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[4]	560,000	581,000
9% Sr. Sec. Nts., 1/15/20[4]	285,000	294,975
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,4]	490,000	463,663

		2,090,630
Health Care—5.6%
Biotechnology—0.2%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	195,000	210,113
Health Care Equipment & Supplies—1.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	325,000	274,625
Alere, Inc.: 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	290,000	298,700
8.625% Sr. Unsec. Sub. Nts., 10/1/18	290,000	294,350
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	275,000	298,031
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4]	290,000	305,950

		1,471,656

	Principal Amount	Value

Health Care Providers & Services—3.3%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	$441,151	$453,834
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[4]	180,000	188,100
5.875% Sr. Unsec. Nts., 1/31/22[4]	90,000	93,938
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	340,000	297,500
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	514,000	564,115
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	620,000	578,150
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	240,000	264,000
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	315,000	226,800
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22[4]	130,000	133,900
Radiation Therapy Services, Inc.: 8.875% Sec. Nts., 1/15/17[4]	295,000	284,675
9.875% Sr. Unsec. Sub. Nts., 4/15/17	250,000	196,875
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[6]	435,000	8,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	375,000	385,313

		3,675,900
Health Care Technology—0.1%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	75,000	79,500
Life Sciences Tools & Services—0.2%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	220,000	241,725
Pharmaceuticals—0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	150,000	155,625
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	190,000	197,363
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	145,000	156,238

		509,226
Industrials—13.1%
Aerospace & Defense—3.5%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	240,000	266,400
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,085,000	933,100
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	805,000	845,250

9	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense Continued
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	$267,000	$289,028
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	300,000	321,750
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	480,000	529,200
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	724,750

		3,909,478
Air Freight & Logistics—0.5%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[4]	510,000	532,950
Airlines—0.5%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	543,468	570,641
Building Products—0.7%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[4]	265,000	237,838
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	535,000	544,363

		782,201
Commercial Services & Supplies—1.7%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	1,130,000	1,081,975
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	200,000	212,500
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	500,000	532,500

		1,826,975
Machinery—2.9%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22[4]	340,000	351,050
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[4]	540,000	576,450
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	150,000	161,250
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	755,000	819,175
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	540,000	562,950
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	505,000	518,888
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	335,000	265,488

		3,255,251

	Principal Amount	Value
Marine—0.9%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	$780,000	$824,850
Navios Maritime Holdings, Inc., 8.875% Sr. Sec. Nts., 11/1/17	160,000	162,000

		986,850
Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	280,000	256,200
Road & Rail—1.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	170,000	183,175
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	670,000	721,925
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	1,045,000	637,450

		1,542,550
Trading Companies & Distributors—0.8%
UR Financing Escrow Corp.: 7.375% Sr. Unsec. Nts., 5/15/20[4]	685,000	717,538
7.625% Sr. Unsec. Nts., 4/15/22[4]	170,000	178,500

		896,038
Information Technology—6.7%
Communications Equipment—0.9%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	550,000	512,875
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20[5]	253,000	256,795
Zayo Escrow Corp.: 8.125% Sr. Sec. Nts., 1/1/20	125,000	131,250
10.125% Sr. Unsec. Nts., 7/1/20[4]	80,000	85,400

		986,320
Computers & Peripherals—0.5%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	470,000	508,775
Electronic Equipment & Instruments—0.7%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	210,000	217,875
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	550,000	599,500

		817,375
Internet Software & Services—1.0%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,035,000	1,107,450
IT Services—1.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	535,000	516,275

10	OPPENHEIMER HIGH INCOME FUND/VA

	Principal Amount	Value

IT Services Continued
First Data Corp.: 8.875% Sr. Sec. Nts., 8/15/20[4]	$255,000	$277,313
9.875% Sr. Unsec. Nts., 9/24/15	265,000	269,638
12.625% Sr. Unsec. Nts., 1/15/21	475,000	477,969

		1,541,195
Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	775,000	856,375
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	265,000	265,663
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[4]	225,000	241,875
10.75% Sr. Unsec. Nts., 8/1/20	503,000	543,240
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[4]	245,000	280,525

		2,187,678
Software—0.2%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[4]	105,000	112,613
SunGard Data Systems, Inc., 7.375% Sr. Unsec. Nts., 11/15/18	160,000	172,400

		285,013
Materials—7.5%
Chemicals—2.1%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	260,000	254,800
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC: 8.875% Sr. Sec. Nts., 2/1/18	280,000	287,000
9% Sec. Nts., 11/15/20	380,000	329,650
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[4]	440,000	456,500
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21[4]	440,000	485,100
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	615,000	468,938
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	70,000	75,425

		2,357,413
Construction Materials—0.8%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	435,000	466,538
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	370,000	364,450

		830,988

	Principal Amount	Value

Containers & Packaging—1.3%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[2], [4]	$125,000	$129,375
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	650,000	689,813
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[4]	130,000	133,803
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[4]	550,000	420,750

		1,373,741
Metals & Mining—0.8%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	760,000	775,200
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	135,000	146,138

		921,338
Paper & Forest Products—2.5%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	985,000	1,058,875
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[4,6]	1,117,000	552,915
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	475,000	495,188
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[6]	600,000	393,000
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[4]	375,000	264,375

		2,764,353
Telecommunication Services—5.4%
Diversified Telecommunication Services—3.1%
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17	385,000	402,325
8.75% Sr. Unsec. Sub. Nts., 3/15/18	325,000	314,438
Frontier Communications Corp.: 8.25% Sr. Unsec. Nts., 4/15/17	270,000	291,600
8.50% Sr. Unsec. Nts., 4/15/20	180,000	191,700
Intelsat Bermuda Ltd.: 11.25% Sr. Unsec. Nts., 2/4/17	585,000	604,744
11.50% Sr. Unsec. Nts., 2/4/17[3]	710	736
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	535,000	580,475
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	560,000	492,800
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[4]	570,000	589,950

		3,468,768

11	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Wireless Telecommunication Services—2.3%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	$700,000	$672,000
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	545,000	538,188
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	590,000	593,688
Sprint Capital Corp., 8.75% Nts., 3/15/32	135,000	123,525
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	515,000	576,800

		2,504,201
Utilities—2.2%
Electric Utilities—0.5%
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	507,000	553,898
Energy Traders—1.2%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	245,000	279,913
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[4]	255,000	276,675
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	530,000	568,425
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[4]	75,000	75,375
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	160,000	161,000

		1,361,388
Gas Utilities—0.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	545,000	557,263

Total Corporate Bonds and Notes (Cost $98,200,442)		97,609,478

	Shares	Value

Preferred Stocks—0.9%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	584	$520,326
Greektown Superholdings, Inc., Cv., Series A-1[7]	7,236	510,138

Total Preferred Stocks (Cost $1,253,803)		1,030,464
Common Stocks—1.4%
American Media Operations, Inc.[7]	58,065	754,845
Dana Holding Corp.	17,634	225,892
Global Aviation Holdings, Inc.[7]	300	—
Greektown Superholdings, Inc., Series A-1[7]	874	45,448
Kaiser Aluminum Corp.	458	23,743
LyondellBasell Industries NV, Cl. A	6,926	278,910
Magellan Health Services, Inc.[7]	33	1,496
Orbcomm, Inc.[7]	1,127	3,648
Resolute Forest Products[7]	18,220	210,988

Total Common Stocks (Cost $3,748,890)		1,544,970

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[7]
(Cost $3,168,495)	11,017	396

	Shares
Investment Company—1.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[8,9]
(Cost $2,035,961)	2,035,961	2,035,961
Total Investments, at Value (Cost $115,367,090)	98.5%	109,070,948
Other Assets Net of Liabilities	1.5	1,673,552
Net Assets	100.0%	$110,744,500

12	OPPENHEIMER HIGH INCOME FUND/VA

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,955,129 or 27.95% of the Fund’s net assets as of June 29, 2012.

5. Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $936,617, which represents 0.85% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follow:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	5/14/09-2/8/10	$257,268	$256,200	$(1,068)
CIT Group, Inc., 7% Sec. Bonds, 5/2/17	10/31/11-2/1/12	423,757	423,622	(135)
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	2/22/12	254,486	256,795	2,309

		$935,511	$936,617	$1,106

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Non-income producing security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	11,964,562	20,803,303	30,731,904	2,035,961

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$2,035,961	$5,873

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

9. Rate shown is the 7-day yield as of June 29, 2012.

13	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $113,331,129)	$107,034,987
Affiliated companies (cost $2,035,961)	2,035,961
109,070,948
Cash	3,355
Receivables and other assets:
Interest, dividends and principal paydowns	2,143,917
Investments sold (including $263,820 sold on a when-issued or delayed delivery basis)	567,671
Shares of beneficial interest sold	67,084
Other	16,256
Total assets	111,869,231
Liabilities
Payables and other liabilities:
Investments purchased (including $692,879 purchased on a when-issued or delayed delivery basis)	960,856
Shares of beneficial interest redeemed	67,239
Shareholder communications	31,799
Trustees’ compensation	13,313
Distribution and service plan fees	11,978
Transfer and shareholder servicing agent fees	8,926
Other	30,620
Total liabilities	1,124,731
Net Assets	$110,744,500
Composition of Net Assets
Par value of shares of beneficial interest	$59,882
Additional paid-in capital	338,115,090
Accumulated net investment income	4,280,812
Accumulated net realized loss on investments	(225,415,142)
Net unrealized depreciation on investments	(6,296,142)
Net Assets	$110,744,500
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $46,249,916 and 25,140,017 shares of beneficial interest outstanding)	$1.84
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $54,195,850 and 29,242,647 shares of beneficial interest outstanding)	$1.85
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $4,361,788 and 2,346,294 shares of beneficial interest outstanding)	$1.86
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $5,936,946 and 3,152,794 shares of beneficial interest outstanding)	$1.88

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Interest	$4,977,857
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $675)	29,147
Affiliated companies	5,873
Total investment income	5,012,877
Expenses
Management fees	424,004
Distribution and service plan fees:
Service shares	68,257
Class 4 shares	8,118
Transfer and shareholder servicing agent fees:
Non-Service shares	23,797
Service shares	27,305
Class 3 shares	2,187
Class 4 shares	3,244
Shareholder communications:
Non-Service shares	2,553
Service shares	2,929
Class 3 shares	222
Class 4 shares	363
Legal, auditing and other professional fees	36,273
Custodian fees and expenses	18,016
Trustees’ compensation	5,391
Administration service fees	750
Other	8,216
Total expenses	631,625
Less waivers and reimbursements of expenses	(131,300)
Net expenses	500,325
Net Investment Income	4,512,552
Realized and Unrealized Gain (Loss)
Net realized loss on investments from unaffiliated companies	(3,344,440)
Net change in unrealized appreciation/depreciation on investments	6,882,113

Net Increase in Net Assets Resulting from Operations	$8,050,225

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15	OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$4,512,552	$10,829,321
Net realized gain (loss)	(3,344,440)	688,171
Net change in unrealized appreciation/depreciation	6,882,113	(13,278,671)
Net increase (decrease) in net assets resulting from operations	8,050,225	(1,761,179)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,546,496)	(5,402,411)
Service shares	(5,172,932)	(5,518,442)
Class 3 shares	(415,085)	(555,527)
Class 4 shares	(554,166)	(704,748)
	(10,688,679)	(12,181,128)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(121,611)	(8,185,815)
Service shares	1,099,411	(2,768,423)
Class 3 shares	441,188	(1,395,931)
Class 4 shares	(1,112,449)	485,879
	306,539	(11,864,290)
Net Assets
Total decrease	(2,331,915)	(25,806,597)
Beginning of period	113,076,415	138,883,012
End of period (including accumulated net investment income of $4,280,812 and $10,456,939, respectively)	$110,744,500	$113,076,415

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16	OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,		Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.90	$2.13	$1.98	$1.58	$ 7.95	$8.55
Income (loss) from investment operations:
Net investment income[2]	.08	.17	.18	.17	.54	.57
Net realized and unrealized gain (loss)	.06	(.21)	.10	.23	(6.44)	(.56)
Total from investment operations	.14	(.04)	.28	.40	(5.90)	.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.19)	(.13)	—	(.47)	(.61)
Net asset value, end of period	$1.84	$1.90	$2.13	$1.98	$ 1.58	$7.95
Total Return, at Net Asset Value[3]	7.52%	(2.34)%	14.81%	25.32%	(78.67)%	(0.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,250	$47,500	$61,563	$67,385	$111,040	$294,819
Average net assets (in thousands)	$47,850	$54,997	$59,598	$71,782	$211,186	$335,702
Ratios to average net assets:[4]
Net investment income	8.12%	8.55%	9.01%	9.78%	9.30%	6.96%
Total expenses[5]	0.98%	0.98%	0.98%	0.94%	0.80%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.69%	0.57%	0.78%	0.74%
Portfolio turnover rate	27%	54%	132%	128%	53%[6]	67%[6]

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.98%
Year Ended December 30, 2011	0.98%
Year Ended December 31, 2010	0.98%
Year Ended December 31, 2009	0.96%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.76%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458

See accompanying Notes to Financial Statements.

17	OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.91	$2.14	$1.99	$1.58	$ 7.89	$8.50
Income (loss) from investment operations:
Net investment income[2]	.08	.17	.17	.16	.54	.55
Net realized and unrealized gain (loss)	.05	(.21)	.10	.25	(6.40)	(.57)
Total from investment operations	.13	(.04)	.27	.41	(5.86)	(.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.19)	(.12)	—	(.45)	(.59)
Net asset value, end of period	$1.85	$1.91	$2.14	$1.99	$ 1.58	$7.89
Total Return, at Net Asset Value[3]	7.16%	(2.56)%	14.44%	25.95%	(78.57)%	(0.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,196	$54,394	$63,713	$64,440	$43,375	$157,333
Average net assets (in thousands)	$54,905	$60,391	$63,661	$54,202	$116,236	$169,569
Ratios to average net assets:[4]
Net investment income	7.87%	8.31%	8.76%	9.60%	9.13%	6.71%
Total expenses[5]	1.23%	1.23%	1.23%	1.21%	1.05%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.94%	0.80%	1.03%	1.00%
Portfolio turnover rate	27%	54%	132%	128%	53%[6]	67%[6]

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.23%
Year Ended December 30, 2011	1.23%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.23%
Year Ended December 31, 2008	1.05%
Year Ended December 31, 2007	1.02%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458

See accompanying Notes to Financial Statements.

18	OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class 3 Shares	(Unaudited)	2011[1]	2010	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$1.92	$2.14	$1.99	$1.57	$ 7.98	$8.26
Income (loss) from investment operations:
Net investment income[3]	.08	.17	.18	.17	.56	.37
Net realized and unrealized gain (loss)	.06	(.20)	.10	.25	(6.50)	(.65)
Total from investment operations	.14	(.03)	.28	.42	(5.94)	(.28)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.19)	(.13)	—	(.47)	—
Net asset value, end of period	$1.86	$1.92	$2.14	$1.99	$ 1.57	$7.98
Total Return, at Net Asset Value[4]	7.46%	(1.88)%	14.69%	26.75%	(78.89)%	(3.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,362	$4,034	$6,034	$4,684	$1,582	$4,921
Average net assets (in thousands)	$4,397	$5,432	$5,279	$3,568	$5,292	$3,750
Ratios to average net assets:[5]
Net investment income	8.11%	8.52%	8.97%	9.86%	9.29%	6.90%
Total expenses[6]	0.98%	0.98%	0.99%	0.97%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.69%	0.53%	0.78%	0.75%
Portfolio turnover rate	27%	54%	132%	128%	53%[7]	67%[7]

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from May 1, 2007 (inception of offering) to December 31, 2007.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.98%
Year Ended December 30, 2011	0.98%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.99%
Year Ended December 31, 2008	0.80%
Period Ended December 31, 2007	0.77%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458

See accompanying Notes to Financial Statements.

19	OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Class 4 Shares	(Unaudited)	2011[1]	2010	2009	2008	2007[2]

Per Share Operating Data
Net asset value, beginning of period	$1.94	$2.16	$2.01	$1.59	$ 7.97	$8.26
Income (loss) from investment operations:
Net investment income[3]	.08	.17	.18	.16	.54	.36
Net realized and unrealized gain (loss)	.05	(.20)	.09	.26	(6.46)	(.65)
Total from investment operations	.13	(.03)	.27	.42	(5.92)	(.29)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.19)	(.12)	—	(.46)	—
Net asset value, end of period	$1.88	$1.94	$2.16	$2.01	$ 1.59	$7.97
Total Return, at Net Asset Value[4]	7.04%	(2.06)%	14.27%	26.42%	(78.63)%	(3.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,937	$7,148	$7,573	$7,107	$ 4,167	$9,476
Average net assets (in thousands)	$6,524	$7,852	$7,278	$6,285	$10,658	$7,201
Ratios to average net assets:[5]
Net investment income	7.88%	8.29%	8.74%	9.62%	9.00%	6.61%
Total expenses[6]	1.23%	1.23%	1.23%	1.19%	1.07%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.94%	0.80%	1.05%	1.04%
Portfolio turnover rate	27%	54%	132%	128%	53%[7]	67%[7]

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from May 1, 2007 (inception of offering) to December 31, 2007.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.23%
Year Ended December 30, 2011	1.23%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.21%
Year Ended December 31, 2008	1.07%
Period Ended December 31, 2007	1.06%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458

See accompanying Notes to Financial Statements.

20	OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    June 29, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer High Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$692,879
Sold securities	263,820

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become

21	OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$1,663,016
Market Value	$954,615
Market Value as a % of Net Assets	0.86%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $1,949,628 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,447,657. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2012	$128,504
2016	48,495,519
2017	171,938,143
No expiration	1,447,657

Total	$222,009,823

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $220,562,166 expiring by 2017 and $4,792,097 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

22	OPPENHEIMER HIGH INCOME FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$115,509,946

Gross unrealized appreciation	$3,885,940
Gross unrealized depreciation	(10,324,938)

Net unrealized depreciation	$(6,438,998)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

23	OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

24	OPPENHEIMER HIGH INCOME FUND/VA

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s

25	OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$485,256	$—	$485,256
Loan Participations	—	6,364,423	—	6,364,423
Corporate Bonds and Notes	—	97,609,478	—	97,609,478
Preferred Stocks	—	520,326	510,138	1,030,464
Common Stocks	744,677	800,293	—	1,544,970
Rights, Warrants and Certificates	—	—	396	396
Investment Company	2,035,961	—	—	2,035,961

Total Assets	$2,780,638	$105,779,776	$510,534	$109,070,948

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$52,929	$(52,929)

Total Assets	$52,929	$(52,929)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

26	OPPENHEIMER HIGH INCOME FUND/VA

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,416,021	$2,807,810	4,435,498	$8,942,368
Dividends and/or distributions reinvested	2,498,075	4,546,496	2,648,241	5,402,411
Redeemed	(3,753,308)	(7,475,917)	(11,071,648)	(22,530,594)

Net increase (decrease)	160,788	$(121,611)	(3,987,909)	$(8,185,815)

Service Shares
Sold	1,083,782	$2,171,392	3,015,631	$6,027,667
Dividends and/or distributions reinvested	2,826,739	5,172,932	2,691,923	5,518,442
Redeemed	(3,127,951)	(6,244,913)	(7,087,393)	(14,314,532)

Net increase (decrease)	782,570	$1,099,411	(1,379,839)	$(2,768,423)

Class 3 Shares
Sold	502,370	$999,451	805,055	$1,675,197
Dividends and/or distributions reinvested	225,590	415,086	269,673	555,527
Redeemed	(483,518)	(973,349)[1]	(1,789,726)	(3,626,655)[2]

Net increase (decrease)	244,442	$441,188	(714,998)	$(1,395,931)

Class 4 Shares
Sold	352,977	$717,792	1,952,890	$4,030,364
Dividends and/or distributions reinvested	297,938	554,165	338,821	704,748
Redeemed	(1,187,383)	(2,384,406)[1]	(2,103,972)	(4,249,233)[2]

Net increase (decrease)	(536,468)	$(1,112,449)	187,739	$485,879

1. Net of redemption fees of $598 and $4,196 for Class 3 and Class 4 shares, respectively.

2. Net of redemption fees of $621 and $235 for Class 3 and Class 4 shares, respectively.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$30,854,300	$27,919,931

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

27	OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

4. Purchases and Sales of Securities Continued

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $57,226 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $54,124, $62,154, $4,954 and $7,413 for Non-Service, Service, Class 3 and Class 4 shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $2,655 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs

28	OPPENHEIMER HIGH INCOME FUND/VA

in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

29	OPPENHEIMER HIGH INCOME FUND/VA

SPECIAL SHAREHOLDER MEETING Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer High Income Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting the Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
54,407,005	2,509,716	2,195,202	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
54,647,038	2,477,955	1,986,930	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
54,053,138	2,734,608	2,324,177	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
54,239,501	2,535,089	2,337,334	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
54,719,026	2,496,254	1,896,644	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
54,164,587	2,601,440	2,345,897	N/A

30	OPPENHEIMER HIGH INCOME FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
54,592,773	2,396,336	2,122,815	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
54,491,631	2,449,923	2,170,370	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
53,839,248	2,595,671	2,677,005	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
54,202,406	2,495,844	2,413,674	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

31	OPPENHEIMER HIGH INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	OPPENHEIMER HIGH INCOME FUND/VA

OPPENHEIMER   HIGH INCOME FUND/VA

A Series of Oppenheimer Variable Accounts
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Joseph Welsh, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Main Street Fund®/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  MAIN STREET FUND®/VA

Portfolio Managers: Manind Govil, CFA and Benjamin Ram

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	9.02%
Service Shares	8.91
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	6.05%	–0.52%	4.42%
Service Shares	5.82	–0.77	4.16
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Expense Ratios
Non-Service Shares	0.78%
Service Shares	1.03

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Apple, Inc.	7.7%
Chevron Corp.	4.9
Philip Morris International, Inc.	4.5
International Business Machines Corp.	4.3
eBay, Inc.	3.9
Citigroup, Inc.	3.7
JPMorgan Chase & Co.	3.4
Dr. Pepper Snapple Group, Inc.	3.2
McGraw-Hill Cos., Inc. (The)	3.2
CIT Group, Inc.	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION

During the six-month period, the Fund’s Non-Service shares returned 9.02%. In comparison, the Fund’s benchmark, the S&P 500 Index (the “Index”), returned 9.49%.1 The Fund underperformed the benchmark primarily due to weaker relative stock selection in the consumer discretionary sector. Relative to the Index, the strongest performing sector for the Fund was information technology.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the reporting period, information technology stock Apple, Inc., the top holding of the Fund at period end, was the Fund’s strongest performing holding. Apple continued to out-execute its peers, and its success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Also contributing to performance within information technology was eBay, Inc. The company’s first quarter earnings report beat expectations and management raised guidance for both revenues and profits. eBay continued to benefit from a turnaround in its Marketplace segment with improvements to the user experience leading to increased loyalty and great volumes of transactions. PayPal, eBay’s online payment service, also continued to be a significant contributor to growth with results that exceeded expectations.

Also contributing to performance this period were Philip Morris International, Inc. and Discover Financial Services. Philip Morris continued to generate substantial free cash flow stemming from ongoing market share gains and its considerable ability to raise prices. Discover Financial Services, which operates one of the two closed-loop credit card networks in the United States, continued to experience strong revenue growth. Its stock performed positively during the six-month period. The most significant detractors from performance were Google, Inc. and Ford Motor Co. Google’s stock underperformed after reporting fourth quarter results. Unexpectedly, pricing declined as a result of relatively faster growth in smaller markets and products. The U.S. dollar’s appreciation against the euro also hurt results, as it negatively impacted the company’s translation of euro revenues and profits into U.S. dollars. We remain optimistic about Google’s outlook for growth of both revenues and earnings. While North American results for Ford and most of its peers have been solid, weakness in international markets, particularly Europe, have resulted in lowered revenue and profit expectations. Ford’s market share of the U.S. market remained strong and domestic auto manufacturers enjoyed a substantially better year-over-year selling rate as consumers continued to replace older cars.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION

Also detracting from performance this period were energy stocks Occidental Petroleum Corp. (which we exited by period end) and Noble Energy, Inc. Declining oil prices challenged these stocks and the energy sector in general, particularly over the second half of the period.

Outlook

We expect market volatility to continue through 2012. That being said, we believe that even in an uncertain macroeconomic environment, there exist solid investment opportunities.

Our long-term investment process remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive, and believe that this disciplined approach is the key to generating positive long-term returns. We are optimistic regarding our investment strategy and believe it has the potential to provide both upside participation and a degree of downside protection.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,090.20	$4.04
Service Shares	1,000.00	1,089.10	5.33

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.87	3.91
Service Shares	1,000.00	1,019.63	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service Shares	0.78%
Service Shares	1.03

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012*/ Unaudited

	Shares	Value

Common Stocks—96.5%
Consumer Discretionary—10.4%
Automobiles—2.1%
Ford Motor Co.	3,019,510	$28,957,101
Hotels, Restaurants & Leisure—0.8%
Hyatt Hotels Corp., Cl. A1	290,668	10,801,223
Media—3.2%
McGraw-Hill Cos., Inc. (The)	979,521	44,078,445
Specialty Retail—4.3%
AutoZone, Inc.[1]	52,190	19,162,602
CarMax, Inc.[1]	485,240	12,587,126
TJX Cos., Inc. (The)	612,210	26,282,175

		58,031,903
Consumer Staples—10.9%
Beverages—3.2%
Dr. Pepper Snapple Group, Inc.	1,008,150	44,106,563
Food Products—3.2%
J.M. Smucker Co. (The)	364,830	27,551,962
Mead Johnson Nutrition Co., Cl. A	195,762	15,760,799

		43,312,761
Tobacco—4.5%
Philip Morris International, Inc.	700,529	61,128,161
Energy—10.5%
Energy Equipment & Services—2.9%
National Oilwell Varco, Inc.	614,990	39,629,956
Oil, Gas & Consumable Fuels—7.6%
Chevron Corp.	624,660	65,901,630
Kinder Morgan, Inc.	336,647	10,846,766
Noble Energy, Inc.	302,670	25,672,469

		102,420,865
Financials—16.4%
Commercial Banks—3.8%
CIT Group, Inc.[1]	1,236,740	44,077,414
M&T Bank Corp.	83,490	6,893,769

		50,971,183
Consumer Finance—1.3%
Discover Financial Services	510,470	17,652,053
Diversified Financial Services—9.6%
Citigroup, Inc.	1,848,568	50,669,249
CME Group, Inc.	84,380	22,623,122
JPMorgan Chase & Co.	1,288,680	46,044,536
MSCI, Inc., Cl. A1	320,420	10,900,688

		130,237,595
Insurance—1.7%
Marsh & McLennan Cos., Inc.	724,970	23,365,783

	Shares	Value

Health Care—11.4%
Health Care Equipment & Supplies—2.7%
Covidien plc	540,430	$28,913,005
Edwards Lifesciences Corp.[1]	79,710	8,234,043

		37,147,048
Health Care Providers & Services—2.3%
DaVita, Inc.[1]	176,090	17,293,799
Express Scripts Holding Co.[1]	248,587	13,878,612

		31,172,411
Pharmaceuticals—6.4%
Abbott Laboratories	630,660	40,658,650
Bristol-Myers Squibb Co.	909,470	32,695,447
Watson Pharmaceuticals, Inc.[1]	178,340	13,195,377

		86,549,474
Industrials—11.2%
Aerospace & Defense—2.0%
Boeing Co. (The)	368,130	27,352,059
Air Freight & Logistics—2.5%
United Parcel Service, Inc., Cl. B	431,310	33,969,976
Industrial Conglomerates—3.0%
Tyco International Ltd.	767,605	40,567,924
Professional Services—1.2%
Towers Watson & Co., Cl. A	273,480	16,381,452
Road & Rail—2.5%
CSX Corp.	1,404,580	31,406,409
QR National Ltd.	824,500	2,890,988

		34,297,397
Information Technology—20.6%
Communications Equipment—1.3%
QUALCOMM, Inc.	303,741	16,912,299
Computers & Peripherals—8.2%
Apple, Inc.[1]	179,212	104,659,808
Western Digital Corp.[1]	233,270	7,110,070

		111,769,878
Electronic Equipment & Instruments—0.8%
Corning, Inc.	825,920	10,679,146
Internet Software & Services—6.0%
eBay, Inc.[1]	1,256,345	52,779,053
Facebook, Inc., Cl. A1	387,680	12,064,602
Google, Inc., Cl. A1	29,390	17,048,257

		81,891,912
IT Services—4.3%
International Business Machines Corp.	298,060	58,294,575

6	OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Materials—1.1%
Construction Materials—1.1%
Vulcan Materials Co.	374,920	$14,888,073
Telecommunication Services—2.4%
Wireless Telecommunication Services—2.4%
America Movil SAB de CV, ADR, Series L	1,227,852	31,997,823
Utilities—1.6%
Energy Traders—1.6%
AES Corp. (The)[1]	1,676,070	21,503,975

Total Common Stocks (Cost $994,921,434)		1,310,069,014

	Units

Rights, Warrants and Certificates—0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1] (Cost $68,117)	38,054	82,197

	Shares	Value

Investment Company—2.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $33,627,488)	33,627,488	$33,627,488
Total Investments, at Value (Cost $1,028,617,039)	99.0%	1,343,778,699
Other Assets Net of Liabilities	1.0	14,058,903
Net Assets	100.0%	$1,357,837,602

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	—	179,933,560	146,306,072	33,627,488

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$33,627,488	$10,269

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

7	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $994,989,551)	$1,310,151,211
Affiliated companies (cost $33,627,488)	33,627,488
1,343,778,699
Cash	43
Receivables and other assets:
Investments sold	51,397,906
Dividends	975,221
Other	66,263
Total assets	1,396,218,132
Liabilities
Payables and other liabilities:
Investments purchased	36,035,398
Shares of beneficial interest redeemed	1,883,985
Distribution and service plan fees	153,533
Transfer and shareholder servicing agent fees	109,752
Shareholder communications	108,772
Trustees’ compensation	52,058
Other	37,032
Total liabilities	38,380,530
Net Assets	$1,357,837,602
Composition of Net Assets
Par value of shares of beneficial interest	$61,001
Additional paid-in capital	1,297,857,780
Accumulated net investment loss	(839,504)
Accumulated net realized loss on investments and foreign currency transactions	(254,403,335)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	315,161,660
Net Assets	$1,357,837,602
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $481,776,181 and 21,550,399 shares of beneficial interest outstanding)	$22.36
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $876,061,421 and 39,450,118 shares of beneficial interest outstanding)	$22.21

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies	$11,622,599
Affiliated companies	10,269
Interest	498
Total investment income	11,633,366
Expenses
Management fees	4,558,552
Distribution and service plan fees—Service shares	1,172,694
Transfer and shareholder servicing agent fees:
Non-Service shares	221,349
Service shares	468,783
Shareholder communications:
Non-Service shares	5,019
Service shares	12,418
Trustees’ compensation	34,602
Custodian fees and expenses	6,886
Administration service fees	750
Other	67,772
Total expenses	6,548,825
Less waivers and reimbursements of expenses	(4,484)
Net expenses	6,544,341
Net Investment Income	5,089,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	114,929,512
Foreign currency transactions	(2,292)
Net realized gain	114,927,220
Net change in unrealized appreciation/depreciation on:
Investments	(2,678,054)
Translation of assets and liabilities denominated in foreign currencies	44,402
Net change in unrealized appreciation/depreciation	(2,633,652)

Net Increase in Net Assets Resulting from Operations	$117,382,593

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9	OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$5,089,025	$9,303,117
Net realized gain	114,927,220	60,012,332
Net change in unrealized appreciation/depreciation	(2,633,652)	(72,180,291)
Net increase (decrease) in net assets resulting from operations	117,382,593	(2,864,842)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,702,221)	(3,755,987)
Service shares	(5,916,709)	(6,566,777)
	(10,618,930)	(10,322,764)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	61,959,854	(73,098,026)
Service shares	(206,931,054)	(172,844,897)
	(144,971,200)	(245,942,923)
Net Assets
Total decrease	(38,207,537)	(259,130,529)
Beginning of period	1,396,045,139	1,655,175,668
End of period (including accumulated net investment income (loss) of $(839,504) and $4,690,401, respectively)	$1,357,837,602	$1,396,045,139

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.71	$20.88	$18.18	$14.56	$25.61	$24.78
Income (loss) from investment operations:
Net investment income[2]	.10	.16	.17	.21	.29	.33
Net realized and unrealized gain (loss)	1.77	(.16)	2.73	3.71	(9.64)	.75
Total from investment operations	1.87	—	2.90	3.92	(9.35)	1.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.17)	(.20)	(.30)	(.32)	(.25)
Distributions from net realized gain	—	—	—	—	(1.38)	—
Total dividends and/or distributions to shareholders	(.22)	(.17)	(.20)	(.30)	(1.70)	(.25)
Net asset value, end of period	$22.36	$20.71	$20.88	$18.18	$14.56	$25.61
Total Return, at Net Asset Value[3]	9.02%	(0.01)%	16.11%	28.29%	(38.47)%	4.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$481,776	$392,861	$469,720	$474,637	$432,360	$907,727
Average net assets (in thousands)	$445,048	$426,354	$454,937	$430,517	$670,994	$1,006,655
Ratios to average net assets:[4]
Net investment income	0.90%	0.79%	0.93%	1.35%	1.42%	1.28%
Total expenses[5]	0.78%	0.78%	0.78%	0.78%	0.66%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.78%	0.66%	0.65%
Portfolio turnover rate	21%	38%	45%	128%	132%	111%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$20.53	$20.71	$18.04	$14.42	$25.38	$24.58
Income (loss) from investment operations:
Net investment income[2]	.07	.11	.13	.17	.24	.26
Net realized and unrealized gain (loss)	1.76	(.17)	2.70	3.70	(9.56)	.75
Total from investment operations	1.83	(.06)	2.83	3.87	(9.32)	1.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	(.12)	(.16)	(.25)	(.26)	(.21)
Distributions from net realized gain	—	—	—	—	(1.38)	—
Total dividends and/or distributions to shareholders	(.15)	(.12)	(.16)	(.25)	(1.64)	(.21)
Net asset value, end of period	$22.21	$20.53	$20.71	$18.04	$14.42	$25.38
Total Return, at Net Asset Value[3]	8.91%	(0.32)%	15.83%	27.99%	(38.63)%	4.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$876,062	$1,003,184	$1,185,456	$1,154,210	$1,020,103	$1,464,690
Average net assets (in thousands)	$942,601	$1,094,254	$1,193,630	$1,029,909	$1,268,430	$1,315,488
Ratios to average net assets:[4]
Net investment income	0.66%	0.54%	0.68%	1.10%	1.20%	1.03%
Total expenses[5]	1.03%	1.03%	1.03%	1.03%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	1.03%	0.91%	0.90%
Portfolio turnover rate	21%	38%	45%	128%	132%	111%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

13	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $71,694,516 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $4,974,129. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$28,492,724
2017	332,195,657
No expiration	4,974,129

Total	$365,662,510

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $250,735,290 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $114,927,220 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,033,286,620

Gross unrealized appreciation	$333,602,201
Gross unrealized depreciation	(23,110,122)

Net unrealized appreciation	$310,492,079

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds

14	OPPENHEIMER MAIN STREET FUND/VA

selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

15	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

16	OPPENHEIMER MAIN STREET FUND/VA

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

17	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$141,868,672	$—	$—	$141,868,672
Consumer Staples	148,547,485	—	—	148,547,485
Energy	142,050,821	—	—	142,050,821
Financials	222,226,614	—	—	222,226,614
Health Care	154,868,933	—	—	154,868,933
Industrials	149,677,820	2,890,988	—	152,568,808
Information Technology	279,547,810	—	—	279,547,810
Materials	14,888,073	—	—	14,888,073
Telecommunication Services	31,997,823	—	—	31,997,823
Utilities	21,503,975	—	—	21,503,975
Rights, Warrants and Certificates	82,197	—	—	82,197
Investment Company	33,627,488	—	—	33,627,488

Total Assets	$1,340,887,711	$2,890,988	$—	$1,343,778,699

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Industrials	$(1,538,407)	$1,538,407

Total Assets	$(1,538,407)	$1,538,407

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

18	OPPENHEIMER MAIN STREET FUND/VA

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	822,993	$18,402,993	2,028,214	$41,337,389
Dividends and/or distributions reinvested	209,174	4,702,221	176,503	3,755,987
Acquisition—Note 7	3,253,848	77,116,190	—	—
Redeemed	(1,706,057)	(38,261,550)	(5,726,116)	(118,191,402)

Net increase (decrease)	2,579,958	$61,959,854	(3,521,399)	$(73,098,026)

Service Shares
Sold	494,958	$10,995,899	2,150,725	$42,852,883
Dividends and/or distributions reinvested	264,967	5,916,709	310,633	6,566,777
Redeemed	(10,163,982)	(223,843,662)	(10,851,128)	(222,264,557)

Net decrease	(9,404,057)	$(206,931,054)	(8,389,770)	$(172,844,897)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$291,743,852	$567,124,422

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $699,545 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating

19	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $4,484 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

20	OPPENHEIMER MAIN STREET FUND/VA

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(2,219)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

21	OPPENHEIMER MAIN STREET FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $33,569 and $397, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of June 29, 2012, the Fund had no outstanding forward contracts.

7. Acquisition of Growth Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Growth Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Growth Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Growth Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Class A	0.0953467932	3,253,848	$77,116,190	$517,094,352

1. The net assets acquired included net unrealized appreciation of $18,020,315 and an unused capital loss carryforward of $35,875,587, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$5,370,508
Net loss on investments	122,008,030
Net increase in net assets resulting from operations	127,378,538

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise

22	OPPENHEIMER MAIN STREET FUND/VA

claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

23	OPPENHEIMER MAIN STREET FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Main Street Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
64,138,975	3,708,938	2,626,079	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
64,447,979	3,673,653	2,352,360	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
63,780,270	3,824,160	2,869,561	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
63,851,146	3,848,296	2,774,550	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
64,031,649	3,838,470	2,603,872	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
63,663,469	4,024,234	2,786,285	N/A

24	OPPENHEIMER MAIN STREET FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
64,010,848	3,806,030	2,657,114	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
63,847,976	3,871,861	2,754,155	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
63,381,714	3,989,120	3,103,157	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
64,028,261	3,841,441	2,604,290	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

25	OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER  MAIN STREET FUND®/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Manind Govil, Vice President

Benjamin Ram, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Main Street Small- & Mid-Cap Fund®/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  MAIN STREET SMALL- & MID-CAP FUND®/VA

Portfolio Managers: Matthew P. Ziehl, CFA, Raymond Anello, CFA and Raman Vardharaj, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	9.73%
Service Shares	9.53
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	–0.32%	0.30%	7.40%
Service Shares	–0.57	0.05	7.15
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.83%		0.80%
Service Shares	1.08		1.05

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
HollyFrontier Corp.	2.3%
Robert Half International, Inc.	1.8
Dunkin’ Brands Group, Inc.	1.8
Questcor Pharmaceuticals, Inc.	1.6
MSCI, Inc., Cl. A	1.5
Waste Connections, Inc.	1.5
AES Corp. (The)	1.5
Old Dominion Freight Line, Inc.	1.3
KBR, Inc.	1.3
PVH Corp.	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND  PERFORMANCE DISCUSSION

During the six-month period ended June 29, 2012, the Fund’s Non-Service shares returned 9.73%. In comparison, the Fund outperformed the Russell 2500 Index (the “Index”), which returned 8.31%.1 The Fund outperformed the Index primarily due to stronger relative stock selection in the energy and consumer discretionary sectors. While underperforming sectors were limited for the Fund this period, the most significant detractor was weaker relative stock selection in industrials.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

During the period, the strongest performing stocks for the Fund were HollyFrontier Corp., Skyworks Solutions, Inc., Questcor Pharmaceuticals, Inc. and Dunkin’ Brands Group Inc. HollyFrontier, the Fund’s largest holding at period end, is an oil refiner that benefited from a more persistent price spread between the company’s oil inputs, based on West Texas Intermediate (WTI) prices, and product outputs, based on Brent crude oil prices. This dynamic improved the outlook for both earnings and cash generation at the company. Semiconductor company Skyworks Solutions’ stock produced strong performance this period. Demand for the company’s radio frequency chips is expected to expand as both telecommunications companies upgrade networks from 2G to 3G, and 3G to 4G, and smartphones gain further share. Questcor Pharmaceuticals continued to benefit from new paid prescriptions for its Acthar drug for patients with multiple sclerosis as well as patients with nephrotic syndrome, which is a kidney disorder. Dunkin’ Brands Group’s subsidiary Dunkin Donuts remained focused on growth opportunities through single and multi-unit development of retail stores and announced deals to partner with multi-store franchisees in Alabama and Colorado. Operating under the Dunkin’ Donuts and Baskin-Robbins brands, Dunkin’ Brands had close to 17,000 locations at period end.

Although negative contributing stocks were minimal this period, the most significant detractors were Aruba Networks, Inc. and Aecom Technology Corp. Aruba is a global leader in enterprise network solutions. The company’s stock experienced declines over the closing months of the period as macroeconomic issues put pressure on tech stocks in general. The market grew concerned over information technology (IT) departments in the U.S. possibly deferring on IT investments as well as weakness in European government IT contracts. Aecom, a global provider of professional technical and management support services to a broad range of markets, declined in May after releasing a weakened outlook.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND  PERFORMANCE DISCUSSION

Outlook

We believe the U.S. economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment can continue to create a bifurcated stock market in which well-run companies with solid business models outperform. In our opinion, such a market environment favors our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating solid long-term performance.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,097.30	$4.16
Service Shares	1,000.00	1,095.30	5.45

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.77	4.01
Service Shares	1,000.00	1,019.53	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Shares	Value
Common Stocks—96.8%
Consumer Discretionary—17.1%
Auto Components—1.3%
Amerigon, Inc.[1]	30,170	$346,653
Cooper Tire & Rubber Co.	53,140	932,076
Dana Holding Corp.	708,217	9,072,260
Standard Motor Products, Inc.	62,832	884,675

		11,235,664
Distributors—1.0%
Pool Corp.	200,969	8,131,206
VOXX International Corp.[1]	69,240	645,317

		8,776,523
Diversified Consumer Services—0.6%
Bridgepoint Education, Inc.[1]	65,672	1,431,650
Capella Education Co.[1]	440	15,294
Coinstar, Inc.[1]	25,999	1,785,091
DeVry, Inc.	5,722	177,210
Grand Canyon Education, Inc.[1]	42,530	890,578
Regis Corp.	44,757	803,836

		5,103,659
Hotels, Restaurants & Leisure—3.2%
Ameristar Casinos, Inc.	84,204	1,496,305
Bob Evans Farms, Inc.	40,566	1,630,753
Brinker International, Inc.	79,944	2,547,815
CEC Entertainment, Inc.	24,030	873,971
Cheesecake Factory, Inc. (The)[1]	50,242	1,605,734
Cracker Barrel Old Country Store, Inc.	25,549	1,604,477
Denny’s Corp.[1]	47,570	211,211
Dunkin’ Brands Group, Inc.	466,033	16,003,573
Multimedia Games, Inc.[1]	10,210	142,940
P.F. Chang’s China Bistro, Inc.	2,858	147,101
Papa John’s International, Inc.[1]	34,063	1,620,377
Red Robin Gourmet Burgers, Inc.[1]	29,000	884,790
Ruth’s Chris Steak House, Inc.[1]	6,160	40,656
Town Sports International Holdings, Inc.[1]	14,320	190,313

		29,000,016
Household Durables—1.4%
CSS Industries, Inc.	12,788	262,793
Helen of Troy Ltd.[1]	26,713	905,304
Jarden Corp.	55,945	2,350,809
La-Z-Boy, Inc.[1]	86,480	1,062,839
Toll Brothers, Inc.[1]	253,020	7,522,285
Zagg, Inc.[1]	70,500	769,155

		12,873,185

	Shares	Value
Internet & Catalog Retail—0.0%
HSN, Inc.	3,436	$138,643
Leisure Equipment & Products—0.1%
Leapfrog Enterprises, Inc.[1]	61,860	634,684
Polaris Industries, Inc.	1,529	109,293

		743,977
Media—1.9%
Cinemark Holdings, Inc.	37,560	858,246
Dish Network Corp., Cl. A	30,319	865,607
IMAX Corp.[1]	445,536	10,706,230
Interpublic Group of Cos., Inc. (The)	69,200	750,820
Regal Entertainment Group	48,320	664,883
Scholastic Corp.	47,515	1,338,022
Sinclair Broadcast Group, Inc., Cl. A	33,887	307,016
Valassis Communications, Inc.[1]	84,071	1,828,544

		17,319,368
Multiline Retail—0.6%
Big Lots, Inc.[1]	50,171	2,046,475
Dillard’s, Inc., Cl. A	18,453	1,175,087
Fred’s, Inc.	49,201	752,283
Saks, Inc.[1]	166,182	1,769,838

		5,743,683
Specialty Retail—4.9%
Aaron’s, Inc.	39,930	1,130,418
Advance Auto Parts, Inc.	19,627	1,338,954
AnnTaylor Stores Corp.[1]	71,173	1,814,200
Ascena Retail Group, Inc.[1]	108,350	2,017,477
Body Central Corp.[1]	42,140	379,260
Buckle, Inc. (The)	20,130	796,544
CarMax, Inc.[1]	226,830	5,883,970
Cato Corp., Cl. A	76,887	2,341,978
Chico’s FAS, Inc.	148,459	2,203,132
Dick’s Sporting Goods, Inc.	3,196	153,408
Express, Inc.[1]	90,526	1,644,857
Finish Line, Inc. (The), Cl. A	97,583	2,040,461
Foot Locker, Inc.	78,081	2,387,717
GameStop Corp., Cl. A	90,105	1,654,328
Hibbett Sports, Inc.[1]	2,636	152,124
Hot Topic, Inc.	99,860	967,643
Men’s Wearhouse, Inc. (The)	36,585	1,029,502
Monro Muffler Brake, Inc.	186,339	6,193,908
Pier 1 Imports, Inc.	529,190	8,694,592
RadioShack Corp.	7,105	27,283
Rent-A-Center, Inc.	7,600	256,424

6	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Specialty Retail Continued
Rue21, Inc.[1]	15,960	$402,830
Sally Beauty Holdings, Inc.[1]	8,635	222,265
Staples, Inc.	8,090	105,575
Williams-Sonoma, Inc.	22,000	769,340

		44,608,190
Textiles, Apparel & Luxury Goods—2.1%
Fossil, Inc.[1]	101,122	7,739,878
Iconix Brand Group, Inc.[1]	4,943	86,354
Jones Group, Inc. (The)	10,640	101,718
PVH Corp.	147,108	11,443,531

		19,371,481
Consumer Staples—2.1%
Beverages—0.0%
Constellation Brands, Inc., Cl. A1	628	16,994
Cott Corp.[1]	14,376	118,027

		135,021
Food & Staples Retailing—0.4%
Andersons, Inc. (The)	18,570	792,196
Casey’s General Stores, Inc.	180	10,618
Harris Teeter Supermarkets, Inc.	860	35,251
Roundy’s, Inc.	89,150	910,222
Safeway, Inc.	13,280	241,032
Spartan Stores, Inc.	21,297	386,115
Village Super Market, Inc., Cl. A	6,465	210,630
Weis Markets, Inc.	12,132	540,117

		3,126,181
Food Products—1.0%
Darling International, Inc.[1]	88,870	1,465,466
Smithfield Foods, Inc.[1]	13,770	297,845
TreeHouse Foods, Inc.[1]	115,252	7,179,047

		8,942,358
Household Products—0.3%
Church & Dwight Co., Inc.	48,149	2,670,825
Harbinger Group, Inc.[1]	4,760	37,080
Spectrum Brands Holdings, Inc.[1]	2,910	94,779

		2,802,684
Personal Products—0.4%
Medifast, Inc.[1]	99,922	1,966,465
Nu Skin Asia Pacific, Inc., Cl. A	5,700	267,330
USANA Health Sciences, Inc.[1]	30,450	1,252,104

		3,485,899
Tobacco—0.0%
Universal Corp.	4,707	218,075

	Shares	Value
Energy—6.4%
Energy Equipment & Services—1.0%
Basic Energy Services, Inc.[1]	60,072	$619,943
C&J Energy Services, Inc.[1]	80,270	1,484,995
Helix Energy Solutions Group, Inc.[1]	93,758	1,538,569
Helmerich & Payne, Inc.	17,030	740,464
Key Energy Services, Inc.[1]	126,130	958,588
Matrix Service Co.[1]	48,596	551,565
Nabors Industries Ltd.[1]	17,650	254,160
Parker Drilling Co.[1]	271,643	1,225,110
Pioneer Drilling Co.[1]	14,600	116,362
RPC, Inc.	161,627	1,921,745

		9,411,501
Oil, Gas & Consumable Fuels—5.4%
Alon USA Energy, Inc.	57,290	484,673
Crosstex Energy, Inc.	21,400	299,600
CVR Energy, Inc.[4]	43,316	—
CVR Energy, Inc.	1,360	36,149
Delek US Holdings, Inc.	43,440	764,110
Denbury Resources, Inc.[1]	58,060	877,287
Energy Partners Ltd.[1]	230,880	3,901,872
Energy XXI (Bermuda) Ltd.	60,843	1,903,777
Gran Tierra Energy, Inc.[1]	191,040	938,006
Green Plains Renewable Energy, Inc.[1]	44,860	279,926
HollyFrontier Corp.	589,473	20,885,028
Kosmos Energy Ltd.[1]	278,293	3,075,138
PAA Natural Gas Storage LP	258,233	4,614,624
Renewable Energy Group, Inc.[1]	234,110	1,739,437
Rex Stores Corp.[1]	18,130	353,898
Stone Energy Corp.[1]	5,700	144,438
Targa Resources Corp.	30,900	1,319,430
Tesoro Corp.[1]	67,651	1,688,569
TransGlobe Energy Corp.[1]	85,383	764,178
VAALCO Energy, Inc.[1]	229,497	1,980,559
Venoco, Inc.[1]	61,730	617,917
Warren Resources, Inc.[1]	114,690	275,256
Western Refining, Inc.	97,227	2,165,245

		49,109,117
Financials—21.1%
Capital Markets—1.0%
Federated Investors, Inc., Cl. B	50,457	1,102,485
Financial Engines, Inc.[1]	119,540	2,564,133
KBW, Inc.	250,591	4,122,222
Knight Capital Group, Inc., Cl. A1	123,830	1,478,530

		9,267,370

7	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Commercial Banks—2.4%
Banco Latinoamericano de Exportaciones SA, Cl. E	170	$3,643
CapitalSource, Inc.	1,479,819	9,944,384
Citizens & Northern Corp.	9,086	173,088
CVB Financial Corp.	102,690	1,196,339
Eagle Bancorp, Inc.[1]	23,763	374,267
First Horizon National Corp.	12,944	111,966
FirstMerit Corp.	361,166	5,966,462
Huntington Bancshares, Inc.	199,510	1,276,864
Lakeland Financial Corp.	4,189	112,391
NBT Bancorp, Inc.	2,697	58,228
Old National Bancorp	66,730	801,427
Republic Bancorp, Inc., Cl. A	14,202	315,995
Southside Bancshares, Inc.	14,192	319,036
Univest Corp. of Pennsylvania	20,020	330,931
WesBanco, Inc.	24,729	525,739

		21,510,760
Consumer Finance—0.2%
Cash America International, Inc.	10,480	461,539
EZCORP, Inc., Cl. A1	59,014	1,384,468
First Cash Financial Services, Inc.[1]	2,180	87,571
World Acceptance Corp.[1]	704	46,323

		1,979,901
Diversified Financial Services—2.4%
Moody’s Corp.	197,050	7,202,178
MSCI, Inc., Cl. A1	411,996	14,016,104
NASDAQ OMX Group, Inc. (The)	28,000	634,760

		21,853,042
Insurance—4.2%
Allied World Assurance Holdings Ltd.	2,540	201,854
Alterra Capital Holdings Ltd.	117,423	2,741,827
American Equity Investment Life Holding Co.	11,220	123,532
American Financial Group, Inc.	61,618	2,417,274
AmTrust Financial Services, Inc.	154,828	4,599,940
Assurant, Inc.	40,830	1,422,517
Assured Guaranty Ltd.	273	3,849
Brown & Brown, Inc.	177,440	4,838,789
CNO Financial Group, Inc.	245,471	1,914,674
Everest Re Group Ltd.	330	34,152
FBL Financial Group, Inc., Cl. A	6,955	194,810
Greenlight Capital Re Ltd., Cl. A1	21,710	551,868
Hanover Insurance Group, Inc.	190	7,435
HCC Insurance Holdings, Inc.	67,880	2,131,432

	Shares	Value
Insurance Continued
Horace Mann Educators Corp.	76,824	$1,342,884
Maiden Holdings Ltd.	35,240	305,883
Meadowbrook Insurance Group, Inc.	127,040	1,116,682
Montpelier Re Holdings Ltd.	34,360	731,524
PartnerRe Ltd.	11,740	888,366
Primerica, Inc.	80,435	2,150,028
ProAssurance Corp.	18,176	1,619,300
Protective Life Corp.	45,812	1,347,331
Reinsurance Group of America, Inc.	35,361	1,881,559
RenaissanceRe Holdings Ltd.	17,980	1,366,660
StanCorp Financial Group, Inc.	6,650	247,114
Symetra Financial Corp.	172,303	2,174,464
Torchmark Corp.	34,737	1,755,955
Tower Group, Inc.	8,180	170,717

		38,282,420
Real Estate Investment Trusts—9.4%
Acadia Realty Trust	10,610	245,940
American Campus Communities, Inc.	24,817	1,116,269
Apartment Investment & Management Co.	26,880	726,566
Ares Commercial Real Estate Corp.	75,980	1,328,130
BRE Properties, Inc., Cl. A	5,607	280,462
Camden Property Trust	250	16,918
CBL & Associates Properties, Inc.	40,610	793,519
Chatham Lodging Trust	151,450	2,162,706
Colonial Properties Trust	10,050	222,507
CubeSmart	69,761	814,111
CYS Investments, Inc.	388,619	5,351,284
DCT Industrial Trust, Inc.	122,080	769,104
Digital Realty Trust, Inc.	138,435	10,392,315
Douglas Emmett, Inc.	11,330	261,723
Duke Realty Corp.	31,670	463,649
EastGroup Properties, Inc.	37,543	2,001,042
Education Realty Trust, Inc.	37,200	412,176
Essex Property Trust, Inc.	9,019	1,388,204
Extra Space Storage, Inc.	85,796	2,625,358
Federal Realty Investment Trust	18,231	1,897,665
First Industrial Realty Trust, Inc.[1]	57,670	727,795
Glimcher Realty Trust	52,240	533,893
Hatteras Financial Corp.	229,270	6,557,122
Healthcare Realty Trust, Inc.	38,220	911,165
Home Properties of New York, Inc.	33,994	2,085,872
LaSalle Hotel Properties	370,486	10,795,962
Liberty Property Trust	29,640	1,091,938

8	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Real Estate Investment Trusts Continued
Mid-America Apartment Communities, Inc.	99,135	$6,764,972
Omega Healthcare Investors, Inc.	34,140	768,150
Post Properties, Inc.	24,329	1,190,905
PS Business Parks, Inc.	17,331	1,173,655
Ramco-Gershenson Properties Trust	58,030	729,437
Realty Income Corp.	26,510	1,107,323
Regency Centers Corp.	23,060	1,096,964
RLJ Lodging Trust	1,950	35,354
Sabra Health Care REIT, Inc.	16,380	280,262
Sovran Self Storage, Inc.	29,839	1,494,636
Starwood Property Trust, Inc.	357,262	7,613,253
Sun Communities, Inc.	27,507	1,216,910
Sunstone Hotel Investors, Inc.[1]	52,800	580,272
Tanger Factory Outlet Centers, Inc.	74,187	2,377,693
Taubman Centers, Inc.	33,223	2,563,487
Weingarten Realty Investors	7,030	185,170

		85,151,838
Real Estate Management & Development—0.0%
Granite Real Estate, Inc.	440	14,920
Thrifts & Mortgage Finance—1.5%
BankUnited, Inc.	162,805	3,838,942
Flushing Financial Corp.	23,933	326,207
OceanFirst Financial Corp.	17,040	244,694
Ocwen Financial Corp.[1]	296,170	5,562,073
Oritani Financial Corp.	209,090	3,008,805
Washington Federal, Inc.	52,240	882,334

		13,863,055
Health Care—11.3%
Biotechnology—1.3%
Achillion Pharmaceuticals, Inc.[1]	240,209	1,489,296
Halozyme Therapeutics, Inc.[1]	250,182	2,216,613
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Medivation, Inc.[1]	28,831	2,635,153
Myriad Genetics, Inc.[1]	85,323	2,028,128
PDL BioPharma, Inc.	311,849	2,067,559
SciClone Pharmaceuticals, Inc.[1]	91,020	638,050
United Therapeutics Corp.[1]	16,014	790,771

		11,865,595
Health Care Equipment & Supplies—1.9%
ConMed Corp.	54,634	1,511,723
Cyberonics, Inc.[1]	14,398	647,046
Dexcom, Inc.[1]	364,450	4,723,272
Greatbatch, Inc.[1]	196,051	4,452,318

	Shares	Value
Health Care Equipment & Supplies Continued
IDEXX Laboratories, Inc.[1]	1,225	$117,759
Orthofix International NV1	72,350	2,984,438
ResMed, Inc.[1]	45,150	1,408,680
RTI Biologics, Inc.[1]	171,282	644,020
Steris Corp.	5,680	178,182
Vascular Solutions, Inc.[1]	25,920	325,555
Young Innovations, Inc.	10,022	345,659

		17,338,652
Health Care Providers & Services—4.3%
AMERIGROUP Corp.[1]	74,570	4,914,909
AmSurg Corp.[1]	54,191	1,624,646
Assisted Living Concepts, Inc.	37,490	533,108
Bio-Reference Laboratories, Inc.[1]	43,380	1,140,026
Chemed Corp.	25,040	1,513,418
DaVita, Inc.[1]	7,510	737,557
Ensign Group, Inc. (The)	50,390	1,424,525
Hanger Orthopedic Group, Inc.[1]	42,030	1,077,649
Health Management Associates, Inc., Cl. A1	102,750	806,588
HealthSouth Corp.[1]	423,380	9,847,819
HMS Holdings Corp.[1]	85,339	2,842,642
Laboratory Corp. of America Holdings[1]	2,510	232,451
LifePoint Hospitals, Inc.[1]	4,331	177,484
Lincare Holdings, Inc.	72,087	2,452,400
Magellan Health Services, Inc.[1]	1,651	74,840
Metropolitan Health Networks, Inc.[1]	113,954	1,090,540
MModal, Inc.[1]	5,880	76,322
Molina Healthcare, Inc.[1]	154	3,613
Omnicare, Inc.	38,470	1,201,418
Patterson Cos., Inc.	47,886	1,650,630
PSS World Medical, Inc.[1]	7,588	159,272
Schein (Henry), Inc.[1]	18,430	1,446,571
Select Medical Holdings Corp.[1]	142,132	1,436,955
Skilled Healthcare Group, Inc., Cl. A1	12,120	76,114
Triple-S Management Corp., Cl. B1	17,251	315,348
U.S. Physical Therapy, Inc.	36,293	922,931
Universal Health Services, Inc., Cl. B	26,280	1,134,245

		38,914,021
Health Care Technology—0.8%
Allscripts Healthcare Solutions, Inc.[1]	18,020	196,959
MedAssets, Inc.[1]	96,640	1,299,808
Medidata Solutions, Inc.[1]	236	7,710
Omnicell, Inc.[1]	71,850	1,051,884
SXC Health Solutions Corp.[1]	48,800	4,841,448

		7,397,809

9	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
Life Sciences Tools & Services—0.8%
Bruker Corp.[1]	32,820	$436,834
Cambrex Corp.[1]	137,894	1,297,583
Charles River Laboratories International, Inc.[1]	19,990	654,872
eResearch Technology, Inc.[1]	32,500	259,675
PerkinElmer, Inc.	6	155
Waters Corp.[1]	59,105	4,697,074

		7,346,193
Pharmaceuticals—2.2%
Endo Pharmaceuticals Holdings, Inc.[1]	38,770	1,201,095
MAP Pharmaceuticals, Inc.[1]	125,170	1,875,047
Obagi Medical Products, Inc.[1]	31,810	485,739
Questcor Pharmaceuticals, Inc.[1]	272,580	14,512,159
Santarus, Inc.[1]	70,150	497,364
Vivus, Inc.[1]	55,630	1,587,680

		20,159,084
Industrials—15.1%
Aerospace & Defense—1.3%
B/E Aerospace, Inc.[1]	202,180	8,827,179
Curtiss-Wright Corp.	45,497	1,412,682
Exelis, Inc.	12,253	120,815
LMI Aerospace, Inc.[1]	14,490	251,836
Moog, Inc., Cl. A1	37,279	1,541,487

		12,153,999
Air Freight & Logistics—0.6%
Forward Air Corp.	16,390	528,905
Hub Group, Inc., Cl. A1	111,518	4,036,952
Park-Ohio Holdings Corp.[1]	17,052	324,500
UTi Worldwide, Inc.	41,530	606,753

		5,497,110
Airlines—0.3%
Alaska Air Group, Inc.[1]	1,650	59,235
Delta Air Lines, Inc.[1]	60,950	667,403
JetBlue Airways Corp.[1]	216,300	1,146,390
Spirit Airlines, Inc.[1]	38,231	743,975

		2,617,003
Building Products—0.0%
Gibraltar Industries, Inc.[1]	5,980	62,072
Commercial Services & Supplies—2.7%
Acco Brands Corp.[1]	39,600	409,464
Cintas Corp.	39,980	1,543,628
Deluxe Corp.	91,137	2,272,957
Encore Capital Group, Inc.[1]	48,071	1,423,863
Intersections, Inc.	32,350	512,748

	Shares	Value
Commercial Services & Supplies Continued
Knoll, Inc.	42,519	$570,605
Miller (Herman), Inc.	47,870	886,552
Mine Safety Appliances Co.	880	35,411
Quad Graphics, Inc.	8,937	128,514
Steelcase, Inc., Cl. A	91,420	825,523
Sykes Enterprises, Inc.[1]	27,236	434,687
Tetra Tech, Inc.[1]	68,294	1,781,108
Waste Connections, Inc.	453,280	13,562,138

		24,387,198
Construction & Engineering—1.7%
Aecom Technology Corp.[1]	71,820	1,181,439
Dycom Industries, Inc.[1]	10,280	191,311
EMCOR Group, Inc.	3,927	109,249
KBR, Inc.	486,491	12,021,193
Primoris Services Corp.	32,348	388,176
URS Corp.	50,031	1,745,081

		15,636,449
Electrical Equipment—1.3%
AZZ, Inc.	2,407	147,453
Belden, Inc.	31,100	1,037,185
Brady Corp., Cl. A	35,440	974,954
EnerSys, Inc.[1]	43,660	1,531,156
General Cable Corp.[1]	78,493	2,036,108
Regal-Beloit Corp.	101,289	6,306,253

		12,033,109
Industrial Conglomerates—0.1%
Standex International Corp.	20,056	853,784
Machinery—1.5%
Actuant Corp., Cl. A	69,970	1,900,385
AGCO Corp.[1]	240	10,975
Altra Holdings, Inc.	22,470	354,577
Barnes Group, Inc.	33,830	821,731
Briggs & Stratton Corp.	14,175	247,921
Columbus McKinnon Corp.[1]	20,910	315,532
EnPro Industries, Inc.[1]	870	32,512
Freightcar America, Inc.	21,090	484,437
Gardner Denver, Inc.	1,235	65,344
Kadant, Inc.[1]	31,150	730,468
Kennametal, Inc.	970	32,156
Miller Industries, Inc.	30,206	481,182
NACCO Industries, Inc., Cl. A	4,970	577,763
Navistar International Corp.[1]	20,081	569,698
Tennant Co.	1,810	72,310
Toro Co. (The)	1,164	85,310

10	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Machinery Continued
TriMas Corp.[1]	39,700	$797,970
Wabtec Corp.	61,079	4,764,773
Watts Water Technologies, Inc., Cl. A	39,790	1,326,599
Xylem, Inc.	5,293	133,225

		13,804,868
Professional Services—3.1%
Dun & Bradstreet Corp.	1,354	96,364
GP Strategies Corp.[1]	34,531	637,788
ICF International, Inc.[1]	53,131	1,266,643
Insperity, Inc.	49,228	1,331,617
Kforce, Inc.[1]	20,110	270,681
Korn-Ferry International[1]	373,481	5,359,452
Navigant Consulting, Inc.[1]	74,122	936,902
Robert Half International, Inc.	573,675	16,389,895
TrueBlue, Inc.[1]	86,798	1,343,633

		27,632,975
Road & Rail—2.1%
Celadon Group, Inc.	29,350	480,753
Genesee & Wyoming, Inc., Cl. A1	103,361	5,461,595
Old Dominion Freight Line, Inc.[1]	278,144	12,040,854
Swift Transportation Co.[1]	138,430	1,308,164

		19,291,366
Trading Companies & Distributors—0.4%
Aceto Corp.	6,330	57,160
Applied Industrial Technologies, Inc.	36,653	1,350,663
Beacon Roofing Supply, Inc.[1]	73,754	1,860,076

		3,267,899
Information Technology—14.2%
Communications Equipment—1.9%
Arris Group, Inc.[1]	80,270	1,116,556
Aruba Networks, Inc.[1]	371,326	5,588,456
Brocade Communications Systems, Inc.[1]	312,872	1,542,459
Emulex Corp.[1]	135,510	975,672
Finisar Corp.[1]	366,481	5,482,556
Globecomm Systems, Inc.[1]	33,659	341,302
Plantronics, Inc.	28,972	967,665
Polycom, Inc.[1]	94,660	995,823

		17,010,489
Computers & Peripherals—1.6%
Diebold, Inc.	31,830	1,174,845
Electronics for Imaging, Inc.[1]	85,464	1,388,790
Lexmark International, Inc., Cl. A	3,655	97,150
NCR Corp.[1]	69,720	1,584,736

	Shares	Value
Computers & Peripherals Continued
QLogic Corp.[1]	18,417	$252,129
Western Digital Corp.[1]	339,423	10,345,613

		14,843,263
Electronic Equipment & Instruments—0.4%
Avnet, Inc.[1]	6,763	208,706
Celestica, Inc.[1]	83,890	609,041
Elster Group SE, ADR[1]	48,948	993,644
Flextronics International Ltd.[1]	102,010	632,462
GSI Group, Inc.[1]	46,190	529,337
Itron, Inc.[1]	2,420	99,801
Molex, Inc.	9,450	226,233
MTS Systems Corp.	3,448	132,920
Newport Corp.[1]	26,372	316,991
SYNNEX Corp.[1]	8,650	298,339
Zygo Corp.[1]	6,020	107,517

		4,154,991
Internet Software & Services—1.0%
Ancestry.com, Inc.[1]	12,898	355,082
AOL, Inc.[1]	12,898	362,176
Demand Media, Inc.[1]	24,678	276,394
Dice Holdings, Inc.[1]	82,060	770,543
Digital River, Inc.[1]	8,971	149,098
EasyLink Services International Corp.[1]	9,490	68,708
IAC/InterActiveCorp	21,450	978,120
j2 Global, Inc.	170,893	4,514,993
Move, Inc.[1]	15,470	140,932
Perficient, Inc.[1]	6,330	71,086
ValueClick, Inc.[1]	79,867	1,309,020
XO Group, Inc.[1]	6,370	56,502

		9,052,654
IT Services—2.9%
Acxiom Corp.[1]	134,812	2,037,009
Alliance Data Systems Corp.[1]	920	124,200
Amdocs Ltd.[1]	42,358	1,258,880
Booz Allen Hamilton Holding Corp.	92,425	1,412,254
Broadridge Financial Solutions, Inc.	72,375	1,539,416
CACI International, Inc., Cl. A1	149,784	8,241,116
Convergys Corp.	18,079	267,027
CSG Systems International, Inc.[1]	64,466	1,113,972
Euronet Worldwide, Inc.[1]	77,436	1,325,704
Genpact Ltd.[1]	17,660	293,686
Global Cash Access, Inc.[1]	103,790	748,326
Global Payments, Inc.	4,200	181,566

11	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value
IT Services Continued
Heartland Payment Systems, Inc.	40,530	$1,219,142
Henry (Jack) & Associates, Inc.	697	24,060
iGate Corp.[1]	41,780	711,096
ManTech International Corp.	11,020	258,639
Maximus, Inc.	24,779	1,282,313
SAIC, Inc.	5,590	67,751
Sapient Corp.	111,570	1,123,510
TeleTech Holdings, Inc.[1]	44,380	710,080
TNS, Inc.[1]	20,250	363,285
Total System Services, Inc.	71,800	1,718,174

		26,021,206
Office Electronics—0.1%
Zebra Technologies Corp., Cl. A1	19,330	664,179
Semiconductors & Semiconductor Equipment—2.8%
Advanced Micro Devices, Inc.[1]	167,810	961,551
Brooks Automation, Inc.	20,738	195,767
Cabot Microelectronics Corp.	2,566	74,953
Cypress Semiconductor Corp.	4,974	65,756
Entegris, Inc.[1]	155,840	1,330,874
GT Advanced Technologies, Inc.[1]	238,006	1,256,672
Integrated Device Technology, Inc.[1]	2,560	14,387
Integrated Silicon Solution, Inc.[1]	39,390	397,445
IXYS Corp.[1]	51,189	571,781
Magnachip Semiconductor Corp.[1]	15,120	144,094
Semtech Corp.[1]	466,548	11,346,447
Skyworks Solutions, Inc.[1]	351,649	9,624,633

		25,984,360
Software—3.5%
Actuate Corp.[1]	110,894	768,495
BMC Software, Inc.[1]	6,270	267,604
Cadence Design Systems, Inc.[1]	164,332	1,806,009
Ebix, Inc.	48,520	967,974
FactSet Research Systems, Inc.	40,383	3,753,196
Fair Isaac Corp.	3,606	152,462
Fortinet, Inc.[1]	231,461	5,374,524
Infoblox, Inc.[1]	9,130	209,351
JDA Software Group, Inc.[1]	5,862	174,043
Manhattan Associates, Inc.[1]	2,291	104,722
Mentor Graphics Corp.[1]	88,840	1,332,600
Net 1 UEPS Technologies, Inc.[1]	63,480	531,328
NetScout Systems, Inc.[1]	44,305	956,545
SeaChange International, Inc.[1]	37,740	310,600
Splunk, Inc.[1]	3,000	84,300
Synopsys, Inc.[1]	65,160	1,917,659

	Shares	Value
Software Continued
TIBCO Software, Inc.[1]	364,616	$10,909,311
Vasco Data Security International, Inc.[1]	45,100	368,918
Websense, Inc.[1]	85,776	1,606,584

		31,596,225
Materials—5.8%
Chemicals—2.4%
American Vanguard Corp.	3,311	88,039
Chemtura Corp.[1]	48,340	700,930
Cytec Industries, Inc.	108,208	6,345,317
Fuller (H.B.) Co.	68,113	2,091,069
Huntsman Corp.	118,892	1,538,462
Innospec, Inc.[1]	20,540	608,189
Koppers Holdings, Inc.	27,827	946,118
Kronos Worldwide, Inc.	70,940	1,120,143
LSB Industries, Inc.[1]	10,780	333,210
Methanex Corp.	30,300	843,552
Olin Corp.	71,838	1,500,696
Omnova Solutions, Inc.[1]	2,570	19,378
PolyOne Corp.	5	68
Schulman (A.), Inc.	64,768	1,285,645
TPC Group, Inc.[1]	7,470	276,017
Tredegar Corp.	8,157	118,766
Valspar Corp. (The)	4,309	226,179
W.R. Grace & Co.[1]	76,990	3,884,146

		21,925,924
Containers & Packaging—1.4%
Ball Corp.	2,644	108,536
Boise, Inc.	28,549	187,852
Graphic Packaging Holding Co.[1]	124,947	687,209
Myers Industries, Inc.	51,795	888,802
Packaging Corp. of America	365,050	10,309,012
Silgan Holdings, Inc.	7,784	332,299

		12,513,710
Metals & Mining—1.3%
Aurizon Mines Ltd.[1]	49,570	223,561
Century Aluminum Co.[1]	342,087	2,507,498
Compass Minerals International, Inc.	65,864	5,024,106
Metals USA Holdings Corp.[1]	33,180	527,894
Nevsun Resources Ltd.	20,820	67,457
Noranda Aluminum Holding Corp.	23,189	184,584
Steel Dynamics, Inc.	124,743	1,465,730
Worthington Industries, Inc.	103,337	2,115,308

		12,116,138

12	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value
Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	60,202	$1,715,155
Glatfelter	116,520	1,907,432
KapStone Paper & Packing Corp.[1]	76,430	1,211,416
Neenah Paper, Inc.	33,070	882,638
Schweitzer-Mauduit International, Inc.	10,280	700,479

		6,417,120
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.2%
Portugal Telecom SA, Sponsored ADR	90,610	403,215
Telecom Corp. of New Zealand Ltd., Sponsored ADR	54,681	515,642
Vonage Holdings Corp.[1]	589,148	1,184,187

		2,103,044
Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	12,986	276,472
USA Mobility, Inc.	90,266	1,160,821

		1,437,293
Utilities—3.3%
Electric Utilities—0.4%
El Paso Electric Co.	20,740	687,738
NV Energy, Inc.	51,910	912,578
Portland General Electric Co.	73,422	1,957,431

		3,557,747

	Shares	Value
Energy Traders—1.5%
AES Corp. (The)[1]	1,050,087	$13,472,616
Gas Utilities—0.1%
UGI Corp.	29,680	873,482
Multi-Utilities—0.8%
Avista Corp.	32,100	857,070
CenterPoint Energy, Inc.	31,400	649,038
CMS Energy Corp.	18,533	435,526
NorthWestern Corp.	45,846	1,682,548
Teco Energy, Inc.	100,713	1,818,877
Vectren Corp.	51,839	1,530,287

		6,973,346
Water Utilities—0.5%
American States Water Co.	890	35,226
Aqua America, Inc.	191,513	4,780,154

		4,815,380
Total Common Stocks (Cost $753,392,076)		879,860,884
Investment Company—3.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3]
(Cost $28,832,820)	28,832,820	28,832,820
Total Investments, at Value (Cost $782,224,896)	100.0%	908,693,704
Other Assets Net of Liabilities	0.0	325,767
Net Assets	100.0%	$909,019,471

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	17,286,356	148,578,566	137,032,102	28,832,820

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$28,832,820	$27,220
a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

4. Escrow shares received as a result of issuer reorganization.

See accompanying Notes to Financial Statements.

13	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $753,392,076)	$879,860,884
Affiliated companies (cost $28,832,820)	28,832,820
908,693,704
Cash	912
Receivables and other assets:
Investments sold	7,064,692
Dividends	1,203,752
Shares of beneficial interest sold	542,355
Other	27,882
Total assets	917,533,297
Liabilities
Payables and other liabilities:
Investments purchased	7,507,891
Shares of beneficial interest redeemed	555,705
Shareholder communications	173,366
Distribution and service plan fees	159,617
Transfer and shareholder servicing agent fees	71,373
Trustees’ compensation	19,925
Other	25,949
Total liabilities	8,513,826
Net Assets	$909,019,471
Composition of Net Assets
Par value of shares of beneficial interest	$48,879
Additional paid-in capital	823,590,611
Accumulated net investment income	2,603,912
Accumulated net realized loss on investments	(43,692,739)
Net unrealized appreciation on investments	126,468,808
Net Assets	$909,019,471
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $80,592,385 and 4,302,191 shares of beneficial interest outstanding)	$18.73
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $828,427,086 and 44,576,727 shares of beneficial interest outstanding)	$18.58

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

14	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $11,246)	$6,608,964
Affiliated companies	27,220
Interest	406
Total investment income	6,636,590
Expenses
Management fees	3,160,862
Distribution and service plan fees—Service shares	1,040,233
Transfer and shareholder servicing agent fees:
Non-Service shares	41,095
Service shares	416,091
Shareholder communications:
Non-Service shares	2,237
Service shares	22,561
Trustees’ compensation	22,652
Custodian fees and expenses	2,287
Administration service fees	750
Other	60,409
Total expenses	4,769,177
Less waivers and reimbursements of expenses	(71,058)
Net expenses	4,698,119
Net Investment Income	1,938,471
Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	41,403,442
Net change in unrealized appreciation/depreciation on investments	39,183,521

Net Increase in Net Assets Resulting from Operations	$82,525,434

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$1,938,471	$3,290,932
Net realized gain	41,403,442	130,521,268
Net change in unrealized appreciation/depreciation	39,183,521	(149,938,873)
Net increase (decrease) in net assets resulting from operations	82,525,434	(16,126,673)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(465,213)	(569,104)
Service shares	(2,756,105)	(3,235,789)
	(3,221,318)	(3,804,893)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(6,033,319)	(13,898,613)
Service shares	(34,725,412)	(50,982,214)
	(40,758,731)	(64,880,827)
Net Assets
Total increase (decrease)	38,545,385	(84,812,393)
Beginning of period	870,474,086	955,286,479
End of period (including accumulated net investment income of $2,603,912 and $3,886,759, respectively)	$909,019,471	$870,474,086

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Month Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$17.17	$17.66	$14.40	$10.65	$18.20	$19.15
Income (loss) from investment operations:
Net investment income[2]	.06	.10	.10	.08	.12	.09
Net realized and unrealized gain (loss)	1.61	(.48)	3.25	3.78	(6.73)	(.30)
Total from investment operations	1.67	(.38)	3.35	3.86	(6.61)	(.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.11)	(.09)	(.11)	(.08)	(.06)
Distributions from net realized gain	—	—	—	—	(.86)	(.68)
Total dividends and/or distributions to shareholders	(.11)	(.11)	(.09)	(.11)	(.94)	(.74)
Net asset value, end of period	$18.73	$17.17	$17.66	$14.40	$10.65	$18.20
Total Return, at Net Asset Value[3]	9.73%	(2.21)%	23.41%	37.20%	(37.83)%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,592	$79,722	$95,576	$81,814	$58,478	$93,939
Average net assets (in thousands)	$82,653	$86,796	$88,063	$69,585	$80,406	$94,815
Ratios to average net assets:[4]
Net investment income	0.66%	0.58%	0.68%	0.71%	0.80%	0.48%
Total expenses[5]	0.82%	0.83%	0.85%	0.91%	0.75%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.82%	0.75%	0.73%
Portfolio turnover rate	41%	108%	73%	140%	130%	115%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.82%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%
Year Ended December 31, 2007	0.73%

See accompanying Notes to Financial Statements.

17	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Month Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$17.02	$17.50	$14.28	$10.54	$18.03	$18.98
Income (loss) from investment operations:
Net investment income[2]	.04	.06	.07	.05	.08	.05
Net realized and unrealized gain (loss)	1.58	(.47)	3.21	3.76	(6.67)	(.29)
Total from investment operations	1.62	(.41)	3.28	3.81	(6.59)	(.24)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.07)	(.06)	(.07)	(.04)	(.03)
Distributions from net realized gain	—	—	—	—	(.86)	(.68)
Total dividends and/or distributions to shareholders	(.06)	(.07)	(.06)	(.07)	(.90)	(.71)
Net asset value, end of period	$18.58	$17.02	$17.50	$14.28	$10.54	$18.03
Total Return, at Net Asset Value[3]	9.53%	(2.38)%	23.06%	36.88%	(38.00)%	(1.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$828,427	$790,752	$859,710	$662,347	$551,644	$821,642
Average net assets (in thousands)	$836,945	$823,201	$730,069	$612,651	$769,150	$766,102
Ratios to average net assets:[4]
Net investment income	0.40%	0.34%	0.45%	0.47%	0.52%	0.23%
Total expenses[5]	1.07%	1.08%	1.10%	1.15%	0.99%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.07%	0.99%	0.97%
Portfolio turnover rate	41%	108%	73%	140%	130%	115%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.07%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.15%
Year Ended December 31, 2008	0.99%
Year Ended December 31, 2007	0.97%

See accompanying Notes to Financial Statements.

18	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Small- & Mid-Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $126,312,039 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$80,902,957

19	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $39,499,515 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $41,403,442 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$787,847,078

Gross unrealized appreciation	$151,497,635
Gross unrealized depreciation	(30,651,009)

Net unrealized appreciation	$120,846,626

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by

20	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

21	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

22	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$154,914,389	$—	$—	$154,914,389
Consumer Staples	18,710,218	—	—	18,710,218
Energy	58,520,618	—	—	58,520,618
Financials	191,923,306	—	—	191,923,306
Health Care	103,021,329	—	25	103,021,354
Industrials	137,237,832	—	—	137,237,832
Information Technology	129,327,367	—	—	129,327,367
Materials	52,972,892	—	—	52,972,892
Telecommunication Services	3,540,337	—	—	3,540,337
Utilities	29,692,571	—	—	29,692,571
Investment Company	28,832,820	—	—	28,832,820

Total Assets	$908,693,679	$—	$25	$908,693,704

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

23	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	407,755	$7,738,228	1,642,399	$27,944,106
Dividends and/or distributions reinvested	25,160	465,213	30,896	569,104
Redeemed	(773,029)	(14,236,760)	(2,443,618)	(42,411,823)

Net decrease	(340,114)	$(6,033,319)	(770,323)	$(13,898,613)

Service Shares
Sold	2,645,066	$49,062,732	6,217,855	$105,066,282
Dividends and/or distributions reinvested	150,278	2,756,105	176,916	3,235,789
Redeemed	(4,691,537)	(86,544,249)	(9,038,872)	(159,284,285)

Net decrease	(1,896,193)	$(34,725,412)	(2,644,101)	$(50,982,214)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$367,761,034	$427,063,539

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $459,783 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

24	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $5,306 and $53,313 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $12,439 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The

25	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Pending Litigation Continued

complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

26	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Main Street Small- & Mid-Cap Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
42,758,913	3,026,233	1,614,516	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
43,134,628	2,810,939	1,454,096	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
42,630,422	2,832,322	1,936,919	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
42,686,633	3,067,387	1,645,643	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
42,608,588	3,150,739	1,640,336	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
42,423,409	3,173,960	1,802,294	N/A

27	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
42,737,238	3,064,372	1,598,053	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
42,604,242	3,201,194	1,594,227	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
42,089,770	3,179,811	2,130,083	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

28	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29	OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

OPPENHEIMER  MAIN STREET SMALL- & MID-CAP FUND®/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Matthew P. Ziehl, Vice President

Raymond Anello, Vice President

Raman Vardharaj, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OPPENHEIMER  MONEY FUND/VA

Portfolio Managers: Carol Wolf and Christopher Proctor, CFA

Current Yield For the 7-Day Period Ended 6/29/12[1]
0.01%
For the 6-Month Period Ended 6/29/12[1]
0.01%

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the Fund’s prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

Portfolio Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of investments.

1. June 29, 2012 was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

2	OPPENHEIMER MONEY FUND/VA

FUND  PERFORMANCE DISCUSSION

Although short-term interest rates remained near historical lows throughout the reporting period, the Fund produced competitive levels of current income while maintaining liquidity and a stable net asset value.

Economic and Market Environment

The Fund’s performance over the first half of 2012 was primarily influenced by an unchanged monetary policy from the Federal Reserve (the “Fed”), which maintained its target for short-term interest rates in a range between 0% and 0.25%. This aggressively accommodative policy has been in place since December 2008, and the Fed has indicated that it is likely to remain unchanged for some time to come.

While short-term interest rates remained stable during the reporting period, longer term interest rates exhibited greater levels of volatility as economic expectations changed. 2012 began in the midst of a global economic recovery, as investors were encouraged by improving U.S. economic data and measures by European policymakers to stave off a more serious banking crisis. Meanwhile, inflation in China moderated and the local economy appeared headed for a “soft landing.”

By March, the U.S. unemployment rate had fallen to 8.2% together with the addition of hundreds of thousands of new non-farm jobs to the labor force. However, financial instability resurfaced in Europe, particularly when political developments in Greece brought its austerity programs into question, and fiscal conditions worsened in Italy and Spain. It later was estimated that U.S. GDP growth moderated to a relatively disappointing 1.9% annualized rate during the first quarter of 2012.

These troubling macroeconomic trends intensified in April and May. Although the U.S. unemployment rate fell to 8.1% in April, fewer new jobs were created. In May, the unemployment rate reversed course, ticking upward to 8.2%. June also produced disappointing employment data and manufacturing activity contracted for the first time in approximately three years. However, the long moribund U.S. housing market began to show signs of life as sale prices of single family homes moved higher in the spring.

These developments drove short-term interest rates higher in Europe. In addition, several European banks stopped issuing money market instruments, while others suffered credit-rating downgrades that made their instruments ineligible for U.S. money market funds. A new international banking agreement calling for more stringent capital requirements also reduced the supply of money market instruments. Meanwhile, investor demand remained strong from institutions and individuals seeking capital preservation in a challenging economic climate.

Portfolio Strategy

As might be expected in a volatile and changing market environment, we continued to focus on liquidity and safety throughout the reporting period. We maintained our focus on careful credit analysis, which led us to reduce the Fund’s exposure to European issuers and increase its allocation to issuers in the United States, Canada and Australia. We boosted the Fund’s holdings of commercial paper and variable-rate demand notes (VRDNs) as their yields became more attractive.

We also adopted a more defensive posture with regard to interest-rate sensitivity as economic conditions deteriorated in 2012. Although the Fund began the reporting period with a slightly longer weighted average maturity than market averages, we moved to a relatively shorter position by the reporting period’s end.

As of midyear, we have continued to monitor developments in the global economy, especially with regard to fiscal and monetary policies in Europe and the United States. In our judgment, the Fed is likely to keep short-term interest rates near current levels, suggesting that yields of money market instruments will remain very low compared to long-term historical norms. However, changes in supply-and-demand dynamics, stemming in part from regulatory changes, could give rise to opportunities to capture modestly higher yields. Should such opportunities present themselves, we may increase the Fund’s weighted average maturity. Until then, we expect to retain a conservative investment posture.

3	OPPENHEIMER MONEY FUND/VA

FUND  PERFORMANCE DISCUSSION

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER MONEY FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
	$1,000.00	$1,000.10	$1.58

Hypothetical (5% return before expenses)
	1,000.00	1,023.14	1.60

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 is as follows:

Expense Ratio
0.32%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012* / Unaudited

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Certificates of Deposit—18.4%
Yankee Certificates of Deposit—18.4%
Bank of Nova Scotia, Houston TX:
0.33%	12/7/12	12/7/12	$5,000,000	$5,000,000
0.34%	12/10/12	12/10/12	2,000,000	2,000,000
0.35%	8/8/12	8/8/12	1,000,000	1,000,000
DnB Bank ASA NY, 0.17%	7/3/12	7/3/12	4,000,000	4,000,000
Nordea Bank Finland plc, New York, 0.25%	7/10/12	7/10/12	4,000,000	4,000,000
Rabobank Nederland NV, New York, 0.39%	7/20/12	7/20/12	3,000,000	3,000,000
Royal Bank of Canada, New York:
0.49%[1]	7/1/12	6/7/13	3,500,000	3,500,000
0.54%[1]	9/14/12	12/11/12	3,000,000	3,000,000
0.77%	11/28/12	11/28/12	1,300,000	1,300,000
Westpac Banking Corp., New York, 0.24%	10/4/12	10/4/12	3,000,000	3,000,000

Total Certificates of Deposit (Cost $29,800,000)				29,800,000
Direct Bank Obligations—13.1%
Commonwealth Bank of Australia:
0.23%[2]	9/6/12	9/6/12	2,500,000	2,498,930
0.24%[2]	9/7/12	9/7/12	4,600,000	4,597,915
National Australia Funding (Delaware), Inc.:
0.20%[2]	8/7/12	8/7/12	2,200,000	2,199,548
0.32%[2]	10/23/12	10/23/12	3,000,000	2,997,008
Svenska Handelsbanken, Inc., 0.26%[2]	7/10/12	7/10/12	3,700,000	3,699,760
Toronto Dominion Holdings USA, Inc., 0.20%[2]	9/5/12	9/5/12	5,200,000	5,198,093

Total Direct Bank Obligations (Cost $21,191,254)				21,191,254
Short-Term Notes/Commercial Paper—65.6%
Banks—2.6%
HSBC USA, Inc., 0.28%	7/23/12	7/23/12	2,700,000	2,699,538
PNC Bank NA, 0.21%	7/23/12	7/23/12	1,500,000	1,499,808

				4,199,346
Diversified Financial Services—3.5%
General Electric Capital Corp.:
0.32%	8/3/12	8/3/12	1,600,000	1,599,531
0.33%	10/29/12	10/29/12	4,000,000	3,995,600

				5,595,131
Food Products—2.0%
Nestle Financial International Ltd., 0.19%	7/17/12	7/17/12	3,300,000	3,299,721
Leasing & Factoring—5.9%
American Honda Finance Corp., 0.71%[1,3]	9/26/12	9/26/12	1,500,000	1,500,000
Toyota Motor Credit Corp.:
0.63%	2/6/13	2/6/13	2,700,000	2,689,605
0.67%[1]	7/18/12	10/18/12	3,000,000	3,000,000
0.67%[1]	9/21/12	12/17/12	2,300,000	2,300,000

				9,489,605

6	OPPENHEIMER MONEY FUND/VA

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Municipal—13.9%
Austin Cnty., TX Industrial Development Corp. Revenue Bonds, Justin Industries, Inc., Series 1984, 0.18%[1]	7/7/12	7/7/12	$5,000,000	$5,000,000
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.20%[1]	7/7/12	7/7/12	4,300,000	4,300,000
Chicago, IL Industrial Development Revenue Bonds, Freedman Seating Co. Project, Series 1998, 0.33%[1]	7/7/12	7/7/12	1,215,000	1,215,000
Cobb Cnty., GA Development Authority Revenue Bonds, Presbyterian Village-Austell, Inc., 0.29%[1]	7/7/12	7/7/12	2,570,000	2,570,000
IL Finance Authority, Freedman Seating Co. Project, Series 2005, 0.33%[1]	7/7/12	7/7/12	1,085,000	1,085,000
Jackson Cnty., MO Industrial Development Authority Bonds, Kansas City Hospice, Inc., Series 2005, 0.30%[1]	7/7/12	7/7/12	5,600,000	5,600,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.26%[1]	7/7/12	7/7/12	2,700,000	2,700,000

				22,470,000
Oil, Gas & Consumable Fuels—4.3%
Total Capital Canada:
0.20%[2]	8/9/12	8/9/12	4,500,000	4,499,025
0.23%[2]	7/10/12	7/10/12	2,500,000	2,499,856

				6,998,881
Personal Products—4.9%
Reckitt Benckiser Treasury Services plc:
0.38%[2]	11/7/12	11/7/12	1,000,000	998,638
0.55%[2]	10/11/12	10/11/12	4,000,000	3,993,767
0.55%[2]	10/18/12	10/18/12	1,000,000	998,335
0.70%[2]	7/6/12	7/6/12	2,000,000	1,999,806

				7,990,546
Receivables Finance—16.5%
Alpine Securitization Corp.:
0.18%	7/2/12	7/2/12	2,800,000	2,799,986
0.20%	7/18/12	7/18/12	1,600,000	1,599,849
0.23%	7/19/12	7/19/12	3,500,000	3,499,598
Fairway Finance Corp., 0.20%[2]	8/17/12	8/17/12	5,000,000	4,998,694
Gemini Securitization Corp., 0.22%[2]	7/2/12	7/2/12	7,800,000	7,799,952
Market Street Funding LLC, 0.25%[2]	9/25/12	9/25/12	1,000,000	999,403
Mont Blanc Capital Corp.:
0.22%[2]	7/27/12	7/27/12	1,000,000	999,841
0.23%[2]	7/19/12	7/19/12	3,000,000	2,999,655
Thunder Bay Funding LLC, 0.23%[2,3]	9/24/12	9/24/12	1,100,000	1,099,403

				26,796,381
Special Purpose Financial—12.0%
Concord Minutemen Cap. Corp. LLC:
0.45%	7/2/12	7/2/12	1,000,000	999,988
0.45%	7/11/12	7/11/12	1,500,000	1,499,813
0.55%	7/5/12	7/5/12	3,000,000	2,999,817
Crown Point Capital Co., 0.18%	7/2/12	7/2/12	5,800,000	5,799,966
FCAR Owner Trust I, 0.27%	9/6/12	9/6/12	3,000,000	2,998,493

7	OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Special Purpose Financial Continued
Lexington Parker Capital Co. LLC:
0.38%[2]	8/2/12	8/2/12	$3,500,000	$3,498,818
0.38%[2]	8/6/12	8/6/12	1,700,000	1,699,354

				19,496,249
Total Short-Term Notes/Commercial Paper (Cost $106,335,860)				106,335,860
U.S. Government Obligations—1.8%
U.S. Treasury Nts.:
0.38%	6/30/13	6/30/13	2,000,000	2,002,978
1.00%	7/15/13	7/15/13	1,000,000	1,007,837

Total U.S. Government Obligations (Cost $3,010,815)				3,010,815
Total Investments, at Value (Cost $160,337,929)			98.9%	160,337,929
Other Assets Net of Liabilities			1.1	1,838,791
Net Assets			100.0%	$162,176,720

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

** The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

*** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $60,275,801 or 37.17% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,599,403 or 1.60% of the Fund’s net assets as of June 29, 2012.

See accompanying Notes to Financial Statements

8	OPPENHEIMER MONEY FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value (cost $160,337,929)—see accompanying statement of investments	$160,337,929
Cash	1,659,910
Receivables and other assets:
Shares of beneficial interest sold	245,327
Interest	35,601
Other	14,685
Total assets	162,293,452
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	76,960
Transfer and shareholder servicing agent fees	13,273
Trustees’ compensation	9,659
Legal, auditing and other professional fees	7,385
Shareholder communications	4,695
Dividends	607
Other	4,153
Total liabilities	116,732
Net Assets	$162,176,720
Composition of Net Assets
Par value of shares of beneficial interest	$162,169
Additional paid-in capital	162,006,357
Accumulated net investment income	2,303
Accumulated net realized gain on investments	5,891
Net Assets—applicable to 162,168,610 shares of beneficial interest outstanding	$162,176,720
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9	OPPENHEIMER MONEY FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Interest	$265,825
Expenses
Management fees	360,922
Transfer and shareholder servicing agent fees	80,204
Trustees’ compensation	9,752
Shareholder communications	8,234
Administration service fees	750
Custodian fees and expenses	696
Other	19,793
Total expenses	480,351
Less waivers and reimbursements of expenses	(222,910)
Net expenses	257,441
Net Investment Income	8,384
Net Realized Gain on Investments	5,891

Net Increase in Net Assets Resulting from Operations	$14,275

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER MONEY FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$8,384	$16,277
Net realized gain	5,891	2,219
Net increase in net assets resulting from operations	14,275	18,496
Dividends and/or Distributions to Shareholders
Dividends from net investment income	(8,384)	(16,277)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,802,565)	14,274,020
Net Assets
Total increase (decrease)	(1,796,674)	14,276,239
Beginning of period	163,973,394	149,697,155
End of period (including accumulated net investment income of $2,303 and $2,303, respectively)	$162,176,720	$163,973,394

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MONEY FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1] (Unaudited)		Year Ended December 30, 2011[1]		Year Ended December 31,
					2010		2009		2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from investment operations-net investment income and net realized gain[2]	—	[3]	—	[3]	—	[3]	—	[3]	.03	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	—	[3]	(.03)	(.05)
Distributions from net realized gain	—		—		—		—		—	— [3]
Total dividends and/or distributions to shareholders	—	[3]	—	[3]	—	[3]	—	[3]	(.03)	(.05)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.03%		0.32%		2.78%	4.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,177		$163,973		$149,697		$180,955		$243,356	$189,749
Average net assets (in thousands)	$161,279		$156,127		$164,258		$218,079		$212,564	$181,271
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.01%		0.35%		2.72%	4.86%
Total expenses	0.60%		0.61%		0.61%		0.57%		0.50%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%		0.29%		0.35%		0.48%		0.50%	0.50%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

12	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to

13	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees’.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The

14	OPPENHEIMER MONEY FUND/VA

methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$29,800,000	$—	$29,800,000
Direct Bank Obligations	—	21,191,254	—	21,191,254
Short-Term Notes/Commercial Paper	—	106,335,860	—	106,335,860
U.S. Government Obligations	—	3,010,815	—	3,010,815

Total Assets	$—	$160,337,929	$—	$160,337,929

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Sold	32,123,803	$ 32,123,803	112,694,489	$112,694,489
Dividends and/or distributions reinvested	8,384	8,384	16,277	16,277
Redeemed	(33,934,752)	(33,934,752)	(98,436,746)	(98,436,746)

Net increase (decrease)	(1,802,565)	$(1,802,565)	14,274,020	$14,274,020

15	OPPENHEIMER MONEY FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $81,146 to OFS for services to the Fund.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $222,910.

The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties

16	OPPENHEIMER MONEY FUND/VA

filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

17	OPPENHEIMER MONEY FUND/VA

SPECIAL SHAREHOLDER MEETING    Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Money Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
143,792,630	11,761,224	7,542,630	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
143,287,584	12,360,528	7,448,372	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
144,220,293	11,346,635	7,529,555	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
140,754,722	11,368,890	10,972,872	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
141,638,879	11,410,951	10,046,653	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
140,627,091	12,443,690	10,025,703	N/A

18	OPPENHEIMER MONEY FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
140,719,480	12,149,168	10,227,836	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
141,811,520	11,135,873	10,149,090	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
141,662,727	11,475,382	9,958,375	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
141,614,767	11,573,793	9,907,924	50,749,721

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	50,749,721

19	OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20	OPPENHEIMER MONEY FUND/VA

OPPENHEIMER  MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Carol E. Wolf, Vice President

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Global Strategic Income Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Joseph Welsh, CFA and Sara J. Zervos, Ph.D.

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	6.13%
Service Shares	5.92
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	10-Year
Non-Service Shares	2.14%	5.77%	7.45%
Service Shares	1.84	5.48	7.14
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	0.78%		0.72%
Service Shares	1.03		0.97

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Portfolio Allocation

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of investments.

Corporate Bonds & Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	4.6%
Commercial Banks	3.1
Media	1.5
Electric Utilities	1.5
Hotels, Restaurants & Leisure	1.1
Wireless Telecommunication Services	1.0
Diversified Telecommunication Services	1.0
Capital Markets	0.7
Diversified Financial Services	0.6
Food Products	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION

For the six-month period, Oppenheimer Global Strategic Income Fund/VA’s Non-Service shares provided a total return of 6.13%. In comparison, the Fund’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Citigroup World Government Bond Index, returned 2.37% and 0.41%, respectively.1

The Fund produced higher returns than its benchmarks in a challenging market environment over the first half of 2012, primarily due to its allocation to credit both in the United States and internationally. A relatively defensive investment posture with regard to foreign currencies also helped fuel the Fund’s performance.

Economic and Market Overview

The reporting period began in the midst of a recovery from severe bouts of weakness in global financial markets, as investors were encouraged by the European Central Bank launching the Long Term Refinancing Operation (LTRO), a sign of apparent progress in addressing the European sovereign debt crisis. China also seemed to make progress in taming inflationary pressures while leaving its economic expansion largely intact, and U.S. employment and manufacturing trends showed marked improvement. These positive developments restored global investors’ appetite for risk, sparking a rebound during the first quarter of 2012 among securities and currencies that had been severely punished during the previous downturn. Yield differences narrowed along the global markets’ credit-quality spectrum, and yields of sovereign bonds from troubled European nations declined to more manageable levels.

However, investor sentiment again weakened early in the second quarter of the year, when U.S employment gains moderated, political developments in Europe threatened to derail proposed bailouts of some of the region’s troubled governments, and the economic slowdown in China appeared to be more severe than expected. While global bond markets again rallied to a degree in the final weeks of the reporting period, renewed market volatility offset a portion of their previous gains, particularly among European sovereign bonds. In contrast, U.S. and international high yield securities held up relatively well, withstanding economic concerns, while yields of U.S. Treasury securities plunged to record lows. Meanwhile, the U.S. dollar strengthened against most foreign currencies over the first half of 2012 as investors increasingly sought traditional safe havens, seemingly without regard to underlying market fundamentals and valuations.

Fund Review

During the reporting period, the Fund had its largest exposure to international bonds, followed by allocations to U.S. high yield securities and U.S. high-grade fixed-income securities. Towards the end of the period, the Fund substantially increased its allocation to U.S. mortgage-backed securities.

The Fund’s below investment grade investments contributed to Fund performance, due to our security selection strategy. An allocation to senior loans, which occupy a more senior position in corporations’ capital structures, also fared well. Our allocation to local currency-denominated debt performed well. We continued to favor countries with positive real interest rates such as Brazil, Mexico and South Africa. An emphasis on the Brazilian real was counterproductive as it ranked among the world’s weaker currencies over the first six months of the year. Overweight exposure to the Mexican peso and Colombian peso had relatively little impact on the Fund’s performance.

Investments in U.S. dollar-denominated debt were positive contributors to Fund performance. Our investments in Venezuelan debt performed well, as yield differences narrowed along the market’s quality spectrum in anticipation of a possible change in political leadership. Emerging market corporate debt also generated positive returns.

Early in the reporting period, we reduced the Fund’s sensitivity to fluctuating currency exchange rates, particularly with respect to developed markets in Europe and Japan. This move helped cushion the Fund from the full brunt of foreign currency weakness stemming from a stronger U.S. dollar compared to the euro. We continued to overweight

1. June 29, 2012 was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION

emerging markets over developed markets. The Fund also had an allocation to European covered bonds, which are bonds backed by pools of residential mortgage backed-securities. These investments fared well compared to their sovereign counterparts in the region. We were underweight the sovereign debt of Eastern European nations, which helped relative Fund performance as we generally avoided currency plays in this region. Eastern European markets were volatile during the period as a result of proximity to the European Union.

Within high-grade fixed income, we continued to own agency mortgage-backed securities rather than U.S. Treasuries given that prepayments remain low and the housing market may be bottoming. The Fund also had a significant allocation to non-agency mortgage-backed securities and commercial mortgage-backed securities, which generated strong returns over the period.

We reduced the portfolio’s average duration when yields fell to historically low levels, suggesting to us that further declines were unlikely. In hindsight, we made this move too early, as yields did fall further, detracting from the Fund’s relative performance.

Outlook

In our judgment, recent market volatility has created opportunities to purchase fundamentally sound bonds across a variety of markets at attractive valuations. In particular, we believe that economies in the emerging markets are now more resilient than has been the case historically due to banking and financial reforms, greater participation in global trade, relatively light sovereign debt loads, and ample flexibility among central banks to manage monetary policy. Conversely, we have continued to proceed cautiously in developed currency and bond markets. We currently favor credit over high-grade fixed income.

We believe that the economy will continue to improve albeit slowly and China does not have a hard landing. In addition, companies are in good financial shape, have cash on their balance sheets and have taken the opportunity to refinance their debt. In our opinion, this makes for a good environment to take credit risk.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSE

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,061.30	$3.63
Service shares	1,000.00	1,059.20	4.90

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.22	3.55
Service Shares	1,000.00	1,019.98	4.81

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service Shares	0.71%
Service Shares	0.96

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    June 29, 2012*/ Unaudited

	Shares	Value

Wholly-Owned Subsidiary—0.1%
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,457,156

	Principal Amount
Asset-Backed Securities—2.0%
Ally Auto Receviables Trust, Automobile Receivable Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	$2,125,000	2,128,317
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	8,055,000	8,515,185
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. D, 3.59%, 7/9/18	2,625,000	2,627,878
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-2A, Cl. A, 2.37%, 11/20/14[3]	750,000	765,028
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.77%, 11/15/18	1,200,000	1,204,759
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A17, Cl. A17, 4.90%, 11/15/18[3]	615,000	671,853
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	520,000	533,877
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[3]	720,000	721,762
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25[4,5]	1,820,063	—
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. C, 5.27%, 10/16/17[3]	1,200,000	1,233,716
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.: Series 2007-1A, Cl. B, 2.456%, 8/15/22[5,6]	7,870,000	5,351,600

	Principal Amount	Value

Asset-Backed Securities Continued
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.: Continued
Series 2007-1A, Cl. C,
3.756%, 8/15/22[5,6]	$5,270,000	$3,372,800
Series 2007-1A, Cl. D,
5.756%, 8/15/22[5,6]	5,270,000	3,267,400
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[3]	585,000	595,495
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[5]	173,239	173,696
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.: Series 2012-3, Cl. C, 3.27%, 4/16/18	5,830,000	5,844,085
Series 2012-3, Cl. D,
3.91%, 5/15/18	4,380,000	4,399,198
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 4.18%, 6/15/18[7]	3,510,000	3,526,761
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.868%, 6/15/39[6]	2,487,000	1,622,803
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	525,000	526,819
Series 2012-1A, Cl. C,
4.38%, 6/15/17[3]	545,000	546,813

Total Asset-Backed Securities (Cost $54,630,470)		47,629,845
Corporate Loans—0.2%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 7/21/17[6,7]	718,191	694,401
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7%, 12/2/17[6,7]	1,015,000	1,007,388
Hallertau SPC, Sr. Sec. Credit
Facilities Term Loan, 7.94%, 9/17/13[4]	12,143,750	4,250,313

Total Corporate Loans (Cost $6,001,311)		5,952,102

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Mortgage-Backed Obligations—29.6%
Government Agency—17.1%
FHLMC/FNMA/FHLB/Sponsored—16.7%
Federal Home Loan Mortgage Corp.:
4.50%, 8/1/42[7]	$4,305,000	$4,597,605
5%, 9/15/33	1,278,031	1,383,021
5.50%, 9/1/39	1,250,173	1,362,109
6%, 5/15/18-10/1/37	628,028	686,631
6.50%, 3/15/18-8/15/32	1,528,011	1,722,415
7%, 10/1/31-10/1/37	366,746	428,856
7.50%, 1/1/32	649,643	794,591
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass
Pass-Through Certificates:
Series 1360, Cl. PZ,
7.50%, 9/15/22	739,342	853,062
Series 151, Cl. F, 9%, 5/15/21	21,428	24,646
Series 1674, Cl. Z, 6.75%, 2/15/24	567,545	645,463
Series 1897, Cl. K, 7%, 9/15/26	1,322,113	1,538,464
Series 2006-11, Cl. PS, 23.667%, 3/25/36[6]	396,366	573,962
Series 2043, Cl. ZP, 6.50%, 4/15/28	529,100	610,090
Series 2106, Cl. FG, 0.692%, 12/15/28[6]	908,905	915,779
Series 2122, Cl. F, 0.692%, 2/15/29[6]	27,003	27,209
Series 2148, Cl. ZA, 6%, 4/15/29	718,886	805,677
Series 2195, Cl. LH, 6.50%, 10/15/29	399,147	458,141
Series 2326, Cl. ZP, 6.50%, 6/15/31	53,079	61,161
Series 2344, Cl. FP, 1.192%, 8/15/31[6]	277,301	283,577
Series 2368, Cl. PR, 6.50%, 10/15/31	219,895	253,426
Series 2412, Cl. GF, 1.192%, 2/15/32[6]	496,873	508,112
Series 2449, Cl. FL, 0.792%, 1/15/32[6]	346,206	350,376
Series 2451, Cl. FD, 1.242%, 3/15/32[6]	177,334	181,584
Series 2453, Cl. BD, 6%, 5/15/17	68,744	74,007
Series 2461, Cl. PZ, 6.50%, 6/15/32	821,698	948,195
Series 2464, Cl. FI, 1.242%, 2/15/32[6]	161,768	164,952
Series 2470, Cl. AF, 1.242%, 3/15/32[6]	304,262	311,553
Series 2470, Cl. LF, 1.242%, 2/15/32[6]	165,546	168,804
Series 2471, Cl. FD, 1.242%, 3/15/32[6]	242,045	246,879
Series 2477, Cl. FZ, 0.792%, 6/15/31[6]	662,127	668,775
Series 2500, Cl. FD, 0.742%, 3/15/32[6]	22,718	22,930
Series 2517, Cl. GF, 1.242%, 2/15/32[6]	143,934	146,767
Series 2526, Cl. FE, 0.642%, 6/15/29[6]	42,839	43,075
Series 2551, Cl. FD, 0.642%, 1/15/33[6]	19,380	19,494
Series 2668, Cl. AZ, 4%, 9/1/18	141,200	148,715
Series 2676, Cl. KY, 5%, 9/15/23	2,947,209	3,238,756
Series 3025, Cl. SJ, 23.864%, 8/15/35[6]	460,303	683,046
Series 3465, Cl. HA, 4%, 7/1/17	93,372	96,421
Series 3617, Cl. DC, 4%, 7/1/27	433,922	447,394
Series 3676, Cl. DA, 4%, 4/1/22	294,727	298,061
Series 3822, Cl. JA, 5%, 6/1/40	149,509	159,127
Series 3848, Cl. WL, 4%, 4/1/40	716,206	758,316
Series 3917, Cl. BA, 4%, 6/1/38	1,006,742	1,061,910

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 12.741%, 2/1/28[8]	$19,306	$3,165
Series 205, Cl. IO, 14.026%, 9/1/29[8]	109,195	18,664
Series 2074, Cl. S, 57.575%, 7/17/28[8]	28,594	6,231
Series 2079, Cl. S, 68.89%, 7/17/28[8]	49,616	11,127
Series 2136, Cl. SG, 72.156%, 3/15/29[8]	1,289,519	257,871
Series 2399, Cl. SG, 67.824%, 12/15/26[8]	744,443	149,947
Series 243, Cl. 6, 0.505%, 12/15/32[8]	289,009	63,026
Series 2437, Cl. SB, 75.573%, 4/15/32[8]	2,245,987	487,245
Series 2526, Cl. SE, 43.335%, 6/15/29[8]	53,783	11,298
Series 2795, Cl. SH, 18.498%, 3/15/24[8]	1,102,414	178,052
Series 2802, Cl. AS, 87.879%, 4/15/33[8]	218,780	13,139
Series 2920, Cl. S, 66.285%, 1/15/35[8]	490,812	83,910
Series 3110, Cl. SL, 99.999%, 2/15/26[8]	278,263	38,855
Series 3450, Cl. BI, 12.377%, 5/15/38[8]	579,156	96,106
Series 3659, Cl. IE, 7.107%, 3/1/19[8]	1,236,356	116,189
Series 3662, Cl. SM, 24.883%, 10/15/32[8]	379,997	50,695
Series 3685, Cl. EI, 10.90%, 3/1/19[8]	1,096,755	87,786
Series 3736, Cl. SN, 6.506%, 10/15/40[8]	960,283	158,108
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	2,007,686	2,050,786
Federal National Mortgage Assn.: 2.50%, 7/1/27[7]	90,885,000	93,668,353
2.74%, 10/1/36[6]	4,001,974	4,273,191
3.50%, 8/1/42[7]	77,555,000	81,335,806
4%, 9/1/18-10/1/18	1,778,107	1,905,468
4%, 7/1/27[7]	355,000	377,631
4.50%, 7/1/27[7]	2,910,000	3,119,611
5%, 2/25/18-7/25/33	5,522,087	5,989,309
5.50%, 4/25/21-1/1/36	643,957	705,629
5.50%, 7/1/27-8/1/42[7]	3,938,000	4,291,196
6%, 10/25/16-1/25/19	368,790	399,830
6%, 8/1/42[7]	4,680,000	5,142,882
6.50%, 4/25/17-1/1/34	1,935,105	2,215,938
7%, 11/1/17-6/25/34	2,097,224	2,485,525
7.50%, 2/25/27-3/25/33	2,342,403	2,850,348
8.50%, 7/1/32	2,455	3,053
Federal National Mortgage Assn., 15 yr.: 3%, 7/1/27[7]	96,315,000	100,935,105
3.50%, 7/1/27[7]	1,485,000	1,569,459
Federal National Mortgage Assn., 30 yr.: 4%, 8/1/42[7]	15,910,000	16,906,862
4.50%, 8/1/42[7]	10,320,000	11,064,974

7	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1999-54, Cl. LH, 6.50%, 11/25/29	$394,047	$451,344
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	212,456	245,856
Trust 2001-69, Cl. PF, 1.245%, 12/25/31[6]	362,766	370,160
Trust 2001-80, Cl. ZB, 6%, 1/25/32	425,905	477,852
Trust 2002-12, Cl. PG, 6%, 3/25/17	229,588	248,622
Trust 2002-29, Cl. F, 1.245%, 4/25/32[6]	173,636	177,199
Trust 2002-60, Cl. FH, 1.245%, 8/25/32[6]	360,289	367,463
Trust 2002-64, Cl. FJ, 1.245%, 4/25/32[6]	53,468	54,565
Trust 2002-68, Cl. FH, 0.743%, 10/18/32[6]	122,004	123,079
Trust 2002-84, Cl. FB, 1.245%, 12/25/32[6]	754,400	769,446
Trust 2002-9, Cl. PC, 6%, 3/25/17	234,680	253,875
Trust 2002-9, Cl. PR, 6%, 3/25/17	287,355	308,301
Trust 2002-90, Cl. FH, 0.745%, 9/25/32[6]	422,088	425,611
Trust 2003-11, Cl. FA, 1.245%, 9/25/32[6]	754,417	769,464
Trust 2003-112, Cl. AN, 4%, 11/1/18	292,510	308,132
Trust 2003-116, Cl. FA, 0.645%, 11/25/33[6]	63,048	63,420
Trust 2003-119, Cl. FK, 0.745%, 5/25/18[6,7]	1,736,923	1,746,826
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,053,919	1,129,247
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,471,331
Trust 2005-25, Cl. PS, 27.081%, 4/25/35[6]	452,313	777,623
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	701,465
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	475,936	518,215
Trust 2006-46, Cl. SW, 23.30%, 6/25/36[6]	655,578	943,052
Trust 2007-42, Cl. A, 6%, 2/1/33	711,503	740,292
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	138,831	147,116
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	255,973	264,166
Trust 2009-36, Cl. FA, 1.185%, 6/25/37[6]	330,298	335,424
Trust 2011-122, Cl. EA, 3%, 11/1/29	895,749	919,573
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	683,306	693,115
Trust 2011-15, Cl. DA, 4%, 3/1/41	749,491	801,086
Trust 2011-3, Cl. KA, 5%, 4/1/40	536,851	584,806
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	744,657	773,502

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 35.024%, 11/18/31[8]	$198,923	$37,494
Trust 2001-63, Cl. SD, 33.317%, 12/18/31[8]	50,338	9,156
Trust 2001-68, Cl. SC, 24.461%, 11/25/31[8]	32,996	6,301
Trust 2001-81, Cl. S, 26.376%, 1/25/32[8]	40,566	8,563
Trust 2002-28, Cl. SA, 39.269%, 4/25/32[8]	26,971	5,234
Trust 2002-38, Cl. SO, 52.326%, 4/25/32[8]	151,686	27,972
Trust 2002-48, Cl. S, 32.933%, 7/25/32[8]	41,767	8,325
Trust 2002-52, Cl. SL, 35.76%, 9/25/32[8]	27,101	5,416
Trust 2002-56, Cl. SN, 34.89%, 7/25/32[8]	57,393	11,459
Trust 2002-77, Cl. IS, 47.574%, 12/18/32[8]	258,429	56,479
Trust 2002-77, Cl. SH, 42.088%, 12/18/32[8]	60,197	12,498
Trust 2002-9, Cl. MS, 31.019%, 3/25/32[8]	54,512	10,714
Trust 2003-13, Cl. IO, 14.502%, 3/25/33[8]	482,218	93,768
Trust 2003-26, Cl. DI, 11.332%, 4/25/33[8]	356,115	79,987
Trust 2003-33, Cl. SP, 86.997%, 5/25/33[8]	353,855	55,666
Trust 2003-38, Cl. SA, 31.367%, 3/25/23[8]	474,102	48,895
Trust 2003-4, Cl. S, 32.305%, 2/25/33[8]	103,782	18,837
Trust 2004-56, Cl. SE, 16.515%, 10/25/33[8]	1,572,349	266,373
Trust 2005-14, Cl. SE, 45.905%, 3/25/35[8]	1,575,132	259,241
Trust 2005-40, Cl. SA, 58.134%, 5/25/35[8]	1,321,175	258,800
Trust 2005-40, Cl. SB, 94.648%, 5/25/35[8]	2,187,422	477,990
Trust 2005-5, Cl. SD, 11.403%, 1/25/35[8]	91,971	14,473
Trust 2005-63, Cl. SA, 56.253%, 10/25/31[8]	85,285	17,394
Trust 2005-71, Cl. SA, 63.77%, 8/25/25[8]	297,460	42,618
Trust 2006-51, Cl. SA, 15.12%, 6/25/36[8]	7,130,963	971,869
Trust 2006-60, Cl. DI, 43.186%, 4/25/35[8]	1,356,153	184,692
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[8]	1,460,065	331,788

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2007-77, Cl. SB, 40.042%, 12/25/31[8]	$446,604	$15,477
Trust 2007-84, Cl. DS, 12.147%, 8/25/37[8]	151,609	26,713
Trust 2007-88, Cl. XI, 42.632%, 6/25/37[8]	2,283,741	384,501
Trust 2008-46, Cl. EI, 12.785%, 6/25/38[8]	592,857	105,609
Trust 2008-55, Cl. SA, 22.511%, 7/25/38[8]	458,085	73,692
Trust 2009-8, Cl. BS, 18.395%, 2/25/24[8]	464,168	46,086
Trust 2010-95, Cl. DI, 8.396%, 11/1/20[8]	1,619,519	121,557
Trust 2011-84, Cl. IG, 5.068%, 8/1/13[8]	4,979,918	87,461
Trust 214, Cl. 2, 40.424%, 3/1/23[8]	322,562	68,301
Trust 221, Cl. 2, 40.953%, 5/1/23[8]	38,544	8,263
Trust 254, Cl. 2, 32.653%, 1/1/24[8]	628,064	133,950
Trust 2682, Cl. TQ, 99.999%, 10/15/33[8]	522,862	98,783
Trust 2981, Cl. BS, 99.999%, 5/15/35[8]	938,719	169,699
Trust 301, Cl. 2, 2.323%, 4/1/29[8]	136,381	21,895
Trust 313, Cl. 2, 23.912%, 6/1/31[8]	1,365,582	224,459
Trust 319, Cl. 2, 2.10%, 2/1/32[8]	652,217	101,266
Trust 321, Cl. 2, 6.305%, 4/1/32[8]	177,382	27,360
Trust 324, Cl. 2, 0%, 7/1/32[8,9]	184,072	28,610
Trust 328, Cl. 2, 0%, 12/1/32[8,9]	431,877	82,192
Trust 331, Cl. 5, 0%, 2/1/33[8,9]	693,464	146,183
Trust 332, Cl. 2, 0%, 3/1/33[8,9]	3,725,352	688,664
Trust 334, Cl. 12, 0%, 2/1/33[8,9]	601,866	115,790
Trust 339, Cl. 15, 9.003%, 7/1/33[8]	1,837,691	350,446
Trust 345, Cl. 9, 0%, 1/1/34[8,9]	656,676	81,893
Trust 351, Cl. 10, 0%, 4/1/34[8,9]	372,102	54,724
Trust 351, Cl. 8, 0%, 4/1/34[8,9]	616,342	87,812
Trust 356, Cl. 10, 0%, 6/1/35[8,9]	496,744	69,384
Trust 356, Cl. 12, 0%, 2/1/35[8,9]	247,612	34,731
Trust 362, Cl. 13, 0%, 8/1/35[8,9]	301,295	49,626

		397,683,861
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.: 1.625%, 12/9/25[6]	4,967	5,151
7%, 3/29/28-7/29/28	206,121	246,402
7.50%, 3/1/27	11,967	13,023
8%, 11/29/25-5/29/26	48,471	50,450
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/16/29	868,293	1,059,501
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,918,483	2,309,550

	Principal Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 68.458%, 7/16/28[8]	$104,096	$23,019
Series 1998-6, Cl. SA,
83.021%, 3/16/28[8]	63,180	14,360
Series 2001-21, Cl. SB,
88.793%, 1/16/27[8]	464,723	86,120
Series 2007-17, Cl. AI,
22.033%, 4/16/37[8]	561,234	111,611
Series 2010-111, Cl. GI,
28.396%, 9/1/13[8]	11,089,418	200,058
Series 2011-52, Cl. HS,
9.436%, 4/16/41[8]	926,290	237,384

		4,356,629
Other Agency—0.2%
NCUA Guaranteed Notes
Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl.
A1, 1.60%, 10/29/20	481,667	488,121
Series 2010-C1, Cl. A2,
2.90%, 10/29/20	1,015,000	1,082,244
Series 2010-C1, Cl. APT,
2.65%, 10/29/20	1,139,493	1,191,910
NCUA Guaranteed Notes
Trust 2010-R1, Gtd. Nts.,
Series 2010-R1, Cl. 1A,
0.689%, 10/7/20[6]	907,717	909,560
NCUA Guaranteed Notes
Trust 2010-R3, Gtd. Nts.,
Series 2010-R3, Cl. 3A,
2.40%, 12/8/20	744,713	762,750

		4,434,585
Non-Agency—12.5%
Commercial—7.7%
Banc of America Commercial
Mortgage Trust 2006-1,
Commercial Mtg. Pass-Through
Certificates, Series 2006-1, Cl. AJ,
5.46%, 9/1/45	2,200,000	2,041,740
Banc of America Commercial
Mortgage Trust 2006-3,
Commercial Mtg. Pass-Through
Certificates, Series 2006-3, Cl. AM,
6.053%, 7/10/44[6]	4,242,000	4,139,870
Banc of America Commercial
Mortgage Trust 2006-5,
Commercial Mtg. Pass-Through
Certificates, Series 2006-5, Cl. AM,
5.448%, 9/1/47	6,055,000	5,900,694

9	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Commercial Continued
Banc of America Commercial
Mortgage Trust 2007-1,
Commercial Mtg. Pass-Through
Certificates, Series 2007-1, Cl. AMFX,
5.482%, 1/1/49	$4,159,386	$4,266,484
Banc of America Commercial
Mortgage Trust 2007-5,
Commercial Mtg. Pass-Through
Certificates, Series 2007-5, Cl. AM,
5.772%, 2/1/51	8,090,000	8,242,954
Banc of America Commercial
Mortgage, Inc., Commercial
Mtg. Pass-Through
Certificates: Series 2007-3, Cl. A4,
5.805%, 6/1/49[6]	480,000	544,744
Series 2008-1, Cl. AM,
6.438%, 2/10/51[6]	3,415,000	3,581,473
BCAP LLC Trust,
Mtg. Pass-Through
Certificates: Series 2012-RR2, Cl. 6A3,
2.762%, 9/1/35[3,6]	953,871	943,418
Series 2012-RR6, Cl. 1A5,
2.243%, 11/1/36[5,6]	560,000	552,300
Bear Stearns ARM Trust 2007-4,
Mtg. Pass-Through
Certificates, Series 2007-4, Cl. 22A1,
5.569%, 6/1/47[6]	999,839	743,848
Bear Stearns Commercial
Mortgage Securities
Trust 2006-PWR13,
Commercial Mtg. Pass-Through
Certificates, Series 2006-PWR13,
Cl. AJ, 5.611%, 9/1/41	6,630,000	5,659,620
Bear Stearns Commercial
Mortgage Securities
Trust 2007-PWR17,
Commercial Mtg. Pass-Through
Certificates: Series 2007-PWR17, Cl. AJ,
5.897%, 6/1/50[6]	7,400,000	5,798,344
Series 2007-PWR17, Cl. AM,
5.915%, 6/1/50[6]	2,330,000	2,468,496
CHL Mortgage Pass-Through
Trust 2005-17, Mtg. Pass-Through
Certificates, Series 2005-17, Cl. 1A8,
5.50%, 9/1/35	2,898,695	2,830,702
CHL Mortgage Pass-Through
Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.891%, 12/20/35[6]	156,150	110,971

	Principal Amount	Value

Commercial Continued
CHL Mortgage Pass-Through
Trust 2007-J3, Mtg. Pass-Through
Certificates, Series 2007-J3, Cl. A9,
6%, 7/1/37	$8,130,073	$5,951,689
Citigroup Commercial
Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through
Certificates, Series 2008-C7, Cl. AM,
6.276%, 12/1/49[6]	4,270,000	4,172,302
Citigroup, Inc./Deutsche Bank
2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4,
5.322%, 12/1/49	955,000	1,065,175
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ,
5.593%, 2/1/39[6]	3,725,000	3,606,143
DBUBS Mortgage Trust, Commercial
Mtg. Pass-Through
Certificates, Series 2011-LC1, Cl. E,
5.728%, 11/1/46[3,6]	2,515,000	2,203,842
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates: Series 2006-AB2, Cl. A1,
5.885%, 6/25/36	125,413	82,207
Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36	609,802	359,115
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA,
4.885%, 9/1/20[3,8]	5,320,488	361,384
FDIC Trust, Commercial
Mtg. Pass-Through
Certificates, Series 2012-C1, Cl. A,
0.841%, 5/1/35[5]	1,556,650	1,556,457
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1,
5.50%, 4/25/37	569,788	357,387
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.111%, 5/15/30[6]	1,567,000	1,571,718

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.071%, 7/10/38[6]	$6,150,000	$5,477,162
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	5,464,749
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	5,035,000	5,013,888
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[3,6]	3,130,000	2,719,208
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	68,573	67,220
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.009%, 11/1/35[6]	1,492,576	1,093,717
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	775,000	771,641
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	6,075,207
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	2,315,000	2,626,204
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	6,642,093
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,175,000	1,637,236
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 6.064%, 4/1/45[6]	120,000	129,864

	Principal Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.924%, 2/1/49[6]	$5,850,000	$5,910,682
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.009%, 6/1/49[6]	531,179	573,555
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.72%, 1/1/37[6]	302,355	213,972
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	1,325,000	1,201,997
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates: Series 2007-C6, Cl. A4, 5.858%, 7/11/40	1,095,000	1,256,092
Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	5,913,459
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.315%, 4/11/41[6]	2,610,000	2,757,836
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	63,408	12,869
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.848%, 5/1/39[6]	3,845,000	3,439,108
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	5,820,000	4,935,191
Morgan Stanley Capital I Trust 2006-IQ12, Commercial Mtg. Pass-Through Certificates, Series 2006-IQ12, Cl. AJ, 5.399%, 12/1/43	7,734,000	4,987,927

11	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[6]	$5,875,000	$5,864,190
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	8,958,558
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.477%, 4/25/35[6]	113,884	22,181
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	678,042	454,524
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	540,277	556,026
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.815%, 2/1/37[6]	8,706,597	6,301,991
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.89%, 7/1/37[6]	6,815,029	4,503,981
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	4,298,093
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.922%, 5/1/43[6]	5,315,000	5,004,200
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 0.987%, 11/1/46[6]	1,117,177	753,761
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.413%, 4/1/47[6]	774,902	448,885

	Principal Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.607%, 11/1/34[6]	$494,714	$16,619
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/1/35[6]	3,592,166	3,354,801
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.749%, 4/1/37[6]	2,200,378	1,918,423
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 9.116%, 3/1/44[8]	6,059,121	519,115
WFRBS Commercial Mortgage
Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. C, 4.851%, 6/1/45[6]	2,295,000	2,095,110

		183,104,412
Multifamily—0.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.954%, 5/1/45[6]	4,295,000	3,854,597
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.625%, 6/1/36[6]	5,554,169	4,809,252
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.133%, 5/1/37[6]	4,376,811	3,742,887
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.077%, 9/1/35[6]	401,678	353,622
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.622%, 3/1/36[6]	3,534,545	3,069,491

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Multifamily Continued
Wells Fargo Mortgage-Backed
Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.668%, 3/25/36[6]	$3,145,026	$2,672,879

		18,502,728
Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	2,315,000	2,577,454
Residential—3.9%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.205%, 5/25/34[6]	920,464	791,525
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.345%, 9/25/36[6]	342,371	109,534
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.984%, 2/1/51[6]	3,960,000	3,982,974
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.532%, 5/1/36[6]	2,025,000	1,812,600
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.972%, 5/1/34[6]	2,761,123	2,372,235
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	5,515,999	4,847,675
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,845,297	1,838,975
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	488,677	442,832
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.253%, 6/1/47[6]	2,054,132	1,507,826

	Principal Amount	Value

Residential Continued
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.653%, 5/1/35[6]	$2,314,296	$2,103,240
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 4.353%, 8/1/35[6]	4,598,692	3,135,602
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	6,060,000	5,940,430
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	9,299,221	6,335,043
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,629,501	1,827,780
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.331%, 5/1/36[6]	804,653	625,585
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	2,528,427	2,121,779
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.365%, 6/25/47[6]	3,360,215	3,311,007
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2005-G, Cl. 2A, 0.472%, 12/15/35[6]	158,619	87,065
Series 2006-H, Cl. 2A1A, 0.392%, 11/15/36[6]	64,534	17,156
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	777,884	708,457
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	592,423
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	291,164	252,972

13	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Residential Continued
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.367%, 9/11/45[6]	$10,430,000	$10,582,158
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.345%, 8/25/36[6]	1,161,321	371,810
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.563%, 10/25/36[6]	1,595,304	1,467,657
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[4,5]	66,744	5,840
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.284%, 1/1/36[6]	182,203	123,546
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	1,778,782	1,172,129
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	35,555	23,429
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	869,245	536,985
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,399,140	2,819,443
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	3,854,449	3,028,483
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	4,317,609	3,584,442
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.848%, 5/1/37[3,6,10]	165,470	78,096
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.451%, 10/1/35[6]	2,281,223	1,941,033

	Principal Amount	Value

Residential Continued
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.506%, 9/1/36[6]	$875,125	$629,960
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.713%, 2/1/37[6]	13,237,922	9,720,229
Series 2007-HY1, Cl. 5A1, 4.971%, 2/1/37[6]	8,025,111	5,755,706
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.312%, 5/1/37[6]	974,676	867,001
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	384,013	388,556
Wells Fargo Mortgage-Backed
Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.662%, 10/1/36[6]	3,250,410	2,940,147

		90,801,365

Total Mortgage-Backed Obligations (Cost $705,486,426)		701,461,034
U.S. Government Obligations—4.0%
Federal Home Loan Mortgage Corp. Nts.: 1.25%, 5/12/17	955,000	969,218
1.75%, 5/30/19	9,085,000	9,313,488
2.375%, 1/13/22	1,113,000	1,145,630
Federal National Mortgage Assn. Nts.: 1.125%, 4/27/17	1,120,000	1,132,367
4.375%, 10/15/15	4,000,000	4,493,180
5.375%, 6/12/17[11]	7,297,000	8,854,705
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12,13]	2,116,000	2,072,180
U.S. Treasury Nts.,
2%, 2/15/22[13]	65,000,000	67,249,650

Total U.S. Government Obligations (Cost $91,619,935)		95,230,418
Foreign Government Obligations—28.8%
Argentina—0.1%
Argentina (Republic of) Bonds: 2.50%, 12/31/38[6]	4,550,000	1,478,750
6.976%, 10/3/15	910,000	691,275
Argentina (Republic of) Sr. Unsec.
Bonds, Series X, 6.976%, 4/17/17	830,000	565,110

		2,735,135

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Australia—0.4%
New South Wales Treasury Corp. Bonds: Series 14, 5.50%, 8/1/14	875,000	AUD	$942,815
Series 15, 6%, 4/1/25	640,000	AUD	702,584
Series 17, 5.50%, 3/1/17	625,000	AUD	699,864
Queensland Treasury Corp. Nts.: Series 15, 6%, 10/14/15	1,275,000	AUD	1,420,129
Series 17, 6%, 9/14/17	1,020,000	AUD	1,164,832
Series 21, 6%, 6/14/21	1,255,000	AUD	1,485,989
Series 24, 5.75%, 7/22/24	1,065,000	AUD	1,194,457
Victoria Treasury Corp. Nts., Series 1116, 5.75%, 11/15/16	1,555,000	AUD	1,741,564
Western Australia Treasury Corp. Nts., Series 15, 7%, 4/15/15	630,000	AUD	709,872

			10,062,106
Austria—0.1%
Austria (Republic of) Bonds, 6.25%, 7/15/27	820,000	EUR	1,454,911
Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	2,550,000	EUR	3,423,480
Brazil—2.4%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/17	28,238,000	BRR	14,404,780
9.762%, 1/1/21	33,538,000	BRR	16,753,877
12.681%, 5/15/45[14]	6,470,000	BRR	8,400,679
Series NTNB, 12.205%, 8/15/50[14]	3,265,000	BRR	4,296,810
Series NTNB, 12.681%, 5/15/15[14]	10,930,000	BRR	12,533,688

			56,389,834
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19	1,850,000	CAD	2,089,822
Canada (Government of) Treasury Bills, Series 364, 0.896%, 7/5/12[12]	1,835,000	CAD	1,802,125

			3,891,947
Colombia—0.5%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[3]	2,407,000,000	COP	1,882,697
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	7,170,000		9,356,850

			11,239,547
Croatia—0.1%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[3]	2,570,000		2,566,762
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	5,560,000	DKK	1,144,480

	Principal Amount		Value

Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	585,000	EUR	$841,957
France—0.5%
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15[5,7]	640,000		639,834
France (Republic of) Bonds:
3.25%, 10/25/21	1,660,000	EUR	2,217,722
3.75%, 4/25/17	1,975,000	EUR	2,762,166
3.75% 10/25/19	2,460,000	EUR	3,446,229
4%, 4/25/60	520,000	EUR	711,546
4.50%, 4/25/41	660,000	EUR	976,051

			10,753,548
Germany—0.1%
Germany (Federal Republic of) Bonds: 2.25%, 9/4/21	625,000	EUR	843,253
2.50%, 7/4/44	735,000	EUR	962,788

			1,806,041
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	1,255,000		1,396,188
Hungary—2.1%
Hungary (Republic of) Bonds: 4.75%, 2/3/15	980,000		945,700
6.75%, 11/24/17	747,000,000	HUF	3,186,769
Sereis 23A, 6%, 11/24/23	74,000,000	HUF	285,065
Series 13/D, 6.75%, 2/12/13	3,277,000,000	HUF	14,460,629
Series 14/D, 6.75%, 8/22/14	451,000,000	HUF	1,975,376
Series 15C, 7.75%, 8/24/15	592,000,000	HUF	2,646,969
Series 15/A, 8%, 2/12/15	238,000,000	HUF	1,071,495
Series 16/C, 5.50%, 2/12/16	315,000,000	HUF	1,315,972
Series 17/B, 6.75%, 2/24/17	678,000,000	HUF	2,904,683
Series 19/A, 6.50%, 6/24/19	369,000,000	HUF	1,538,532
Series 20/A, 7.50%, 11/12/20	455,000,000	HUF	1,991,300
Series 22A, 7%, 6/24/22	193,000,000	HUF	813,469
Hungary (Republic of) Sr. Unsec.
Bonds, 7.625%, 3/29/41	805,000		790,913
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	880,000	EUR	1,037,135
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	2,210,000		2,163,590
Hungary (Republic of) Treasury
Bills: 7.195%, 8/22/12[12]	183,000,000	HUF	803,168
7.275%, 9/5/12[12]	330,000,000	HUF	1,443,294
7.31%, 12/27/12[12]	2,152,000,000	HUF	9,247,181

			48,621,240
Indonesia—0.5%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	3,245,000		3,411,306

15	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Indonesia Continued
Indonesia (Republic of) Sr. Unsec.
Bonds, 4.875%, 5/5/21[3]	$1,455,000		$1,591,406
Indonesia (Republic of) Sr. Unsec.
Nts., 7.75%, 1/17/38[3]	1,605,000		2,218,913
Indonesia (Republic of) Unsec.
Nts.: 3.75%, 4/25/22[3]	2,375,000		2,380,938
8.50%, 10/12/35[3]	840,000		1,236,900

			10,839,463
Israel—0.2%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	3,520,000		3,652,884
Italy—0.5%
Buoni Poliennali Del Tesoro Bonds, 4.50%, 3/1/19	2,765,000	EUR	3,339,824
Italy (Republic of) Bonds:
3%, 4/1/14	625,000	EUR	784,097
4%, 9/1/20	1,565,000	EUR	1,800,358
5%, 3/1/22	500,000	EUR	605,264
5%, 9/1/40	1,035,000	EUR	1,103,022
Series EU, 1.853%, 10/15/17[6]	630,000	EUR	660,596
Italy (Republic of) Nts., 1.50%, 3/1/14[6]	250,000	EUR	304,353
Italy (Republic of) Sr. Unsec. Nts.,
4.50%, 6/8/15	124,000,000	JPY	1,557,965
Italy (Republic of) Treasury Bonds:
4.75%, 9/15/16	510,000	EUR	645,573
5.75%, 2/1/33	440,000	EUR	526,044

			11,327,096
Ivory Coast—0.0%
Ivory Coast Bonds, 3.75%, 12/31/32	850,000		637,500
Japan—2.0%
Japan Bonds: 2 yr., 0.10%, 5/15/14	986,000,000	JPY	12,334,529
5 yr., 0.30%, 3/20/17	557,000,000	JPY	7,001,010
10 yr., 1.10%, 3/20/21	234,000,000	JPY	3,031,956
20 yr., Series 112, 2.10%, 6/20/29	713,000,000	JPY	9,701,599
30 yr., 2%, 3/20/42	433,000,000	JPY	5,534,405
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	344,000,000	JPY	4,405,588
Japan Sr. Unsec. Unsub. Bonds,
10 yr., Series 307, 1.30%, 3/20/20	436,000,000	JPY	5,766,649

			47,775,736
Latvia—0.1%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	2,690,000		2,784,150
Lithuanua—0.1%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	2,495,000		2,866,131

	Principal Amount		Value

Malaysia—0.2%
Malaysia (Government of) Sr. Unsec. Bonds, Series 1/06, 4.262%, 9/15/16	2,205,000	MYR	$725,009
Wakala Global Sukuk Bhd Bonds,
4.646%, 7/6/21[3]	2,540,000		2,797,767

			3,522,776
Mexico—4.9%
United Mexican States Bonds: 4.592%, 11/29/12[12]	109,230,000	MXN	8,035,709
21.301%, 12/18/14[14]	18,000,000	MXN	7,030,645
Series M, 6.50%, 6/10/21[6]	129,160,000	MXN	10,520,483
Series M20, 7.50%, 6/3/27[6]	167,740,000	MXN	14,307,173
Series M10, 7.75%, 12/14/17	76,260,000	MXN	6,493,136
Series M, 8%, 6/11/20	81,000,000	MXN	7,201,183
Series M20, 8.50%, 5/31/29[6]	55,400,000	MXN	5,080,585
Series MI10, 9%, 12/20/12[6]	357,200,000	MXN	27,361,305
United Mexican States Treasury Bills:
4.569%, 12/13/12[12]	162,930,000	MXN	11,965,242
4.59%, 10/18/12[12]	257,700,000	MXN	19,057,865

			117,053,326
Nigeria—0.1%
Nigeria (Federal Republic of) Treasury Bills: 15.149%, 3/7/13[12]	38,000,000	NGN	208,690
15.205%, 3/28/13[12]	145,000,000	NGN	787,793
Series 364, 15.455%, 2/21/13[12]	180,000,000	NGN	994,931
Series 364, 15.572%, 4/25/13[12]	109,000,000	NGN	585,653

			2,577,067
Panama—0.2%
Panama (Republic of) Bonds: 6.70%, 1/26/36	1,446,000		1,959,330
8.875%, 9/30/27	1,120,000		1,744,400
9.375%, 4/1/29	1,130,000		1,853,200

			5,556,930
Peru—1.0%
Peru (Republic of) Bonds, 7.35%, 7/21/25	3,785,000		5,336,850
Peru (Republic of) Sr. Unsec. Bonds: 6.95%, 8/12/31[3]	14,795,000	PEN	6,446,968
8.20%, 8/12/26[3]	9,280,000	PEN	4,457,220
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	12,095,000	PEN	5,391,588
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	2,550,000		3,104,625

			24,737,251
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	1,290,000		1,409,325

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Philippines Continued
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	$925,000		$1,186,313

			2,595,638
Poland—1.0%
Poland (Republic of) Bonds: 5.25%, 10/25/20	15,280,000	PLZ	4,648,103
Series WS0922, 5.75%, 9/23/22	12,870,000	PLZ	4,032,148
Series 0415, 5.50%, 4/25/15	2,165,000	PLZ	665,225
Series 0416, 5%, 4/25/16	16,905,000	PLZ	5,142,562
Series 1017, 5.25%, 10/25/17	15,440,000	PLZ	4,738,150
Poland (Republic of) Sr. Unsec. Nts.: 5%, 3/23/22	870,000		953,955
5.125%, 4/21/21	3,285,000		3,639,780

			23,819,923
Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	1,945,000		2,252,310
Qatar (State of) Sr. Unsec. Nts.: 5.75%, 1/20/42[3]	1,490,000		1,784,275
6.40%, 1/20/40[3]	860,000		1,098,650

			5,135,235
Romania—0.2%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	5,535,000		5,790,994
Russia—1.3%
Russian Federation Bonds: 7.50%, 3/15/18[6]	88,200,000	RUR	2,664,825
7.50%, 2/27/19[6]	96,700,000	RUR	2,897,753
7.60%, 4/14/21[6]	131,000,000	RUR	3,907,399
Series 6206, 7.40%, 6/14/17	380,000,000	RUR	11,551,425
Russian Federation Unsec. Bonds: 4.50%, 4/4/22[3]	1,720,000		1,806,189
5.625%, 4/4/42[3]	3,430,000		3,677,989
Series 9, 7.90%, 3/18/21[6]	43,800,000	RUR	1,309,824
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/15/20[5,7]	2,335,000		2,353,972

			30,169,376
Singapore—0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	670,000	SGD	577,411
Slovakia—0.1%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	2,575,000		2,549,250
South Africa—2.5%
South Africa (Republic of) Bonds: Series R209, 6.25%, 3/31/36	68,040,000	ZAR	6,377,072
Series R208, 6.75%, 3/31/21	89,410,000	ZAR	10,572,187

	Principal Amount		Value

South Africa Continued
South Africa (Republic of) Bonds: Continued
Series R213, 7%, 2/28/31	87,295,000	ZAR	$9,335,016
Series R207, 7.25%, 1/15/20	123,670,000	ZAR	15,223,847
Series R186, 10.50%, 12/21/26	105,040,000	ZAR	15,618,805
South Africa (Republic of) Sr. Unsec. Nts., 4.665%, 1/17/24	2,300,000		2,501,250

			59,628,177
Spain—0.1%
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	765,000	EUR	868,956
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	505,000	EUR	467,678

			1,336,634
Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[3]	1,230,000		1,266,900
6.25% 7/27/21[3]	1,525,000		1,541,543

			2,808,443
The Netherlands—0.2%
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	3,480,000	EUR	5,099,622
Turkey—4.9%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	2,545,000		2,997,374
7%, 3/11/19	1,200,000		1,399,500
8.984%, 11/7/12[12]	96,800,000	TRY	51,858,787
9%, 3/5/14	15,375,000	TRY	8,616,291
9%, 3/8/17	35,160,000	TRY	19,840,077
9.50%, 1/12/22[6]	12,350,000	TRY	7,248,839
9.907%, 7/17/13[12]	24,355,000	TRY	12,325,098
10.50%, 1/15/20[6]	1,120,000	TRY	682,156
15.577%, 8/14/13[14]	2,310,000	TRY	1,877,440
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,520,000		1,776,500
Turkey (Republic of) Unsec. Bonds, 6.25%, 9/26/22	4,175,000		4,738,625
Turkey (Republic of) Unsec. Nts.: 5.125%, 3/25/22	1,150,000		1,200,313
6%, 1/14/41	2,260,000		2,387,125

			116,948,125
Ukraine—0.1%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	820,000		747,020
Ukraine (Republic of) Sr. Unsec. Nts.: 6.75%, 11/14/17[3]	1,800,000		1,608,120
7.95%, 2/23/21[3]	1,195,000		1,095,815

			3,450,955

17	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

United Kingdom—0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21	1,235,000	GBP	$2,277,637
4%, 9/7/16	1,890,000	GBP	3,371,464
4.75%, 12/7/38	2,340,000	GBP	4,884,451

			10,533,552
Uruguay—0.3%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,665,000		3,864,250
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	2,316,250		3,271,703

			7,135,953
Venezuela—0.7%
Venezuela (Republic of) Bonds: 9%, 5/7/23	4,090,000		3,169,750
11.95%, 8/5/31	1,260,000		1,127,700
Venezuela (Republic of) Nts., 8.25%, 10/13/24	2,125,000		1,545,938
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.: 7.75%, 10/13/19	1,550,000		1,197,375
12.75%, 8/23/22	1,105,000		1,066,325
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	1,945,000		1,283,700
7.65%, 4/21/25	3,585,000		2,491,575
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	5,465,000		5,328,375

			17,210,738

Total Foreign Government Obligations (Cost $678,230,769)			684,447,512
Loan Participations—0.9%
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 9/20/19[6]	685,000		679,577
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[6]	620,000		613,800
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan: 5.74%, 7/5/17[6]	1,050,797		908,446
5.74%, 7/5/17[6,7]	515,295		445,489
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.889%, 1/29/16[6]	3,612,257		2,882,468
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/8/18[6]	1,005,000		1,012,118

	Principal Amount		Value

Loan Participations Continued
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan: Tranche B, 3.709%, 10/19/15[6,15]	$7,043,685		$3,821,200
Tranche B, 3.709%, 10/19/15[6,7,15]	554,888		301,027
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[6]	2,010,000		2,012,010
Lone Star Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 8/7/19[6]	1,215,000		1,249,628
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/1/19[6]	2,275,000		2,283,531
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 10%, 6/9/18[6]	1,055,000		1,057,638
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 7.50%, 2/17/17[6,7]	305,000		262,300
9%, 2/17/17[6,7]	1,715,000		1,474,900
Springleaf Financial Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[6]	1,085,000		1,024,550
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan: 3.739%, 10/10/14[6]	635,000		399,978
3.741%, 10/10/14[6]	1,595,000		1,004,668

Total Loan Participations (Cost $22,428,141)			21,433,328
Corporate Bonds and Notes—26.2%
Consumer Discretionary—3.8%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,190,000		2,329,613
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	4,652,000		4,954,380
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	605,000		611,806
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	2,470,000		2,414,425

			10,310,224
Automobiles—0.0%
Jaguar Land Rover plc: 7.75% Sr. Unsec. Bonds, 5/15/18[3]	390,000		403,650
8.25% Sr. Nts., 3/15/20[3]	245,000	GBP	391,955

			795,605

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Nts., 4/1/20[3]	$1,005,000	$969,825
ServiceMaster Co., 8% Sr. Unsec.
Unsub. Nts., 2/15/20	605,000	661,719

		1,631,544
Hotels, Restaurants & Leisure—1.1%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	1,875,000	1,940,625
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	860,000	983,625
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[3]	970,000	1,013,650
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	865,000	992,588
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[3]	1,780,000	1,895,700
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	9,522,000	6,558,278
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,280,000	2,123,250
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,030,000	2,090,900
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,005,000	2,047,606
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	3,890,000	4,026,150
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,550,000	1,724,375
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[4,5]	250,000	—

		25,396,747
Household Durables—0.3%
Beazer Homes USA, Inc.: 6.875% Sr. Unsec. Nts., 7/15/15	995,000	960,175
9.125% Sr. Unsec. Nts., 5/15/19	2,825,000	2,478,938
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	225,000	238,500
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[3]	770,000	795,025
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 9% Sr. Nts., 5/15/18[3]	1,045,000	1,029,325
9% Sr. Nts., 4/15/19[3]	1,000,000	1,002,500

		6,504,463

	Principal Amount	Value

Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	$2,005,000	$2,095,225
Media—1.5%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,140,000	906,300
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,055,000	2,619,663
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	940,000	1,012,850
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,983,000	2,938,255
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[3]	1,800,000	1,948,500
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	3,010,000	2,998,713
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,230,000	1,165,425
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22[3]	770,000	781,550
7.875% Sr. Unsec. Nts., 9/1/19	2,215,000	2,563,863
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	1,806,000	1,923,390
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	1,835,000	1,917,575
Lamar Media Corp., 5.875% Sr. Sub. Nts., 2/1/22[3]	785,000	808,550
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[3]	2,216,028	2,304,669
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	1,780,000	1,889,025
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	2,505,000	2,742,975
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	1,595,000	1,698,675
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	945,000	1,015,875
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	1,225,000	1,286,250
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	1,965,000	2,014,125
Virgin Media Finance plc: 5.25% Sr. Unsec. Unsub. Nts., 2/15/22	760,000	780,900

19	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Media Continued
Virgin Media Finance plc: Continued
8.375% Sr. Unsec. Unsub. Nts., 10/15/19	$860,000		$970,725

			36,287,853
Specialty Retail—0.2%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	500,000		532,500
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	980,000		1,016,750
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	1,975,000		2,044,125
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	155,000		164,300
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,830,000		1,999,275

			5,756,950
Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	940,000		1,003,450
Quiksilver, Inc., 6.875% Sr. Unsec.
Nts., 4/15/15	725,000		703,250

			1,706,700
Consumer Staples—1.0%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[6]	2,080,000	BRR	1,134,887
Food & Staples Retailing—0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[3]	2,840,000		2,961,862
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	935,000		958,375

			3,920,237
Food Products—0.6%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	2,150,000		2,031,750
ASG Consolidated LLC, 12.075% Sr. Nts., 5/15/17[3,15]	5,391,928		4,313,542
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	1,662,000		1,666,155
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	2,258,000		2,187,460
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22[3]	1,890,000		1,998,675
Southern States Cooperative, Inc.,
11.25% Sr. Nts., 5/15/15[3]	2,465,000		2,600,575

			14,798,157

	Principal Amount	Value

Household Products—0.1%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	$870,000	$987,450
Personal Products—0.0%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	460,000	510,600
Tobacco—0.0%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	980,000	987,350
Energy—5.1%
Energy Equipment & Services—0.5%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,185,000	1,125,750
Global Geophysical Services, Inc.,
10.50% Sr. Unsec. Nts., 5/1/17	1,510,000	1,445,825
Hercules Offshore, Inc., 7.125%
Sr. Sec. Nts., 4/1/17[3]	1,005,000	976,106
Hornbeck Offshore Services, Inc.,
5.875% Sr. Unsec. Nts., 4/1/20[3]	2,010,000	2,004,975
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	3,105,000	3,384,450
11.50% Sr. Sec. Nts., 8/1/15[3]	815,000	888,350
Precision Drilling Corp., 6.625%
Sr. Unsec. Nts., 11/15/20	1,850,000	1,914,750
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	705,000	742,013

		12,482,219
Oil, Gas & Consumable Fuels—4.6%
Alliance Oil Co. Ltd., 9.875%
Sr. Unsec. Nts., 3/11/15[3]	1,680,000	1,738,800
Antero Resources Finance Corp.,
9.375% Sr. Unsec. Nts., 12/1/17	2,070,000	2,297,700
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 8.75%
Sr. Unsec. Sub. Nts., 6/15/18	1,535,000	1,646,288
Bill Barrett Corp., 7.625%
Sr. Unsec. Unsub. Nts., 10/1/19	795,000	798,975
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625%
Sr. Unsec. Nts., 10/15/20	2,805,000	2,980,313
Chaparral Energy, Inc., 9.875%
Sr. Unsec. Nts., 10/1/20	1,760,000	1,964,600
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	1,880,000	1,851,800
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	3,040,000	3,165,400
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
8.50% Sr. Unsec. Unsub. Nts., 12/15/19	380,000	396,150

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22[3]	$1,215,000	$1,234,744
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[3]	7,090,000	8,082,600
8.146% Sr. Sec. Nts., 4/11/18[3]	3,630,000	4,340,471
8.625% Sr. Sec. Nts., 4/28/34[3]	2,290,000	2,925,475
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	4,965,000	6,217,620
James River Coal Co., 7.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,395,000	711,450
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	1,890,000	2,088,450
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	4,600,000	5,709,750
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	3,620,000	3,918,650
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[3]	5,180,000	5,458,166
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	1,085,000	1,194,466
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	830,000	937,900
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	3,195,000	3,278,869
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	1,315,000	1,160,488
Navios Maritime Acquisition Corp.,
8.625% Sr. Sec. Nts., 11/1/17	695,000	649,825
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	1,705,200	1,794,723
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	4,340,000	5,186,300
Pertamina Persero PT:
5.25% Nts., 5/23/21[3]	1,575,000	1,653,750
6% Sr. Unsec. Nts., 5/3/42[3]	1,720,000	1,707,100
6.50% Sr. Unsec. Nts., 5/27/41[3]	1,075,000	1,139,500
Petrobras International Finance Co.,
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	1,685,000	1,852,745
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	3,060,000	2,639,250
8.50% Sr. Nts., 11/2/17[3]	3,415,000	2,783,225
12.75% Sr. Unsec. Nts., 2/17/22[3]	1,635,000	1,540,988
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22[7]	185,000	185,000
2% Sr. Unsec. Nts., 12/20/22[7]	915,000	915,000
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	1,995,000	2,264,325
5.50% Sr. Unsec. Unsub. Nts., 6/27/44[3]	1,930,000	1,978,250
6% Sr. Unsec. Unsub. Nts., 3/5/20	2,420,000	2,810,830

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	$2,825,000	$3,493,113
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	985,000	925,900
11.75% Sr. Nts., 1/1/16	1,395,000	1,365,356
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	875,000	960,313
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	1,510,000	1,504,338
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	875,000	916,563
9.875% Sr. Unsec. Nts., 5/15/16	1,290,000	1,419,000
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	2,260,000	2,271,300
SM Energy Co., 6.50% Sr. Nts., 1/1/23[3]	1,015,000	1,023,881
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	661,080	691,225
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	1,375,000	1,258,125

		109,029,050
Financials—5.1%
Capital Markets—0.7%
Credit Suisse AG (Guernsey),
1.625% Sec. Bonds, 3/6/15[3]	381,500	383,595
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	1,420,000	1,420,000
Korea Development Bank (The),
3.875% Sr. Unsec. Nts., 5/4/17	1,520,000	1,620,443
Nationstar Mortgage/Nationstar Capital Corp. ,10.875% Sr. Unsec. Nts., 4/1/15	3,715,000	4,030,775
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	845,000	768,950
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	845,000	861,900
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	2,826,000	3,158,055
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	1,300,000	1,044,056
UBS AG (London), 2.25% Sec. Nts., 3/30/17[3]	495,000	497,299
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	1,460,000	693,500
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19	2,495,000	998,000

		15,476,573

21	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Commercial Banks—3.1%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[5]	$2,065,000		$2,114,147
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	1,770,000		1,790,355
Australia & New Zealand Banking Group Ltd., 2.40% Sec. Bonds, 11/23/16[3]	640,000		656,256
Banco BMG SA: 9.15% Nts., 1/15/16[5]	1,304,000		1,193,160
9.95% Unsec. Unsub. Nts., 11/5/19[3]	1,260,000		1,152,900
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20[3]	635,000		661,988
Banco de Credito del Peru/Panama, 6.875% Sub. Nts., 9/16/26[3,6]	1,708,000		1,865,990
Banco del Estado de Chile, 3.875% Sr. Unsec. Nts., 2/8/22[3]	1,680,000		1,718,442
Banco do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22[3]	1,160,000		1,196,308
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[3,16]	5,345,000		5,953,261
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	2,110,000		2,173,300
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[3]	1,295,000		1,392,125
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	210,000	GBP	358,425
4.875% Sr. Sec. Unsub. Nts., 11/8/16	125,000	GBP	216,728
Barclays Bank plc, 2.25% Sr. Sec. Bonds, 5/10/17[3]	870,000		871,341
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	3,970,000		4,118,875
BPCE SFH SA, 3.75% Sr. Sec. Nts., 9/13/21	580,000	EUR	779,478
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[5]	1,485,735		1,490,378
Compagnie de Financement Foncier:
4.875% Sec. Nts., 5/25/21	375,000	EUR	538,216
5.75% Sec. Nts., 10/4/21	150,000	EUR	229,630
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	1,730,000		1,816,500
EUROFIMA Bonds, 6.25%, 12/28/18	870,000	AUD	963,198
Grupo Aval Ltd., 5.25% Sr. Unsec. Nts., 2/1/17[3]	2,385,000		2,510,213
Halyk Savings Bank of Kazakhstan JSC: 7.25% Unsec. Unsub. Nts., 5/3/17[3]	585,000		585,000
9.25% Sr. Nts., 10/16/13[5]	8,350,000		8,752,111
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3,6]	3,460,000		3,114,000

	Principal Amount		Value

Commercial Banks Continued
Lloyds TSB Bank plc, 6% Sr. Sec. Nts., 2/8/29	375,000	GBP	$701,732
National Australia Bank Ltd., 2% Sec. Bonds, 6/20/17[3]	755,000		754,774
Sberbank of Russia Via SB Capital SA: 5.40% Sr. Unsec. Nts., 3/24/17	3,465,000		3,607,827
6.125% Sr. Nts., 2/7/22[3]	2,835,000		2,965,183
Societe Generale SCF SA, 2.018% Sec. Unsub. Nts., 6/19/17[6]	100,000		95,130
Sparebank 1 Boligkreditt AS, 2.30% Sec. Bonds, 6/30/17[3]	620,000		623,906
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	32,000,000	SEK	5,335,918
Swedbank Hypotek AB: 2.375% Sec. Nts., 4/5/17[3]	470,000		475,687
3.75% Bonds, 3/15/17	13,000,000	SEK	1,967,234
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[3]	510,000		515,202
Turkiye Vakiflar Bankasi TAO, 5.75% Sr. Unsec. Nts., 4/24/17[3]	1,275,000		1,294,125
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[3]	2,135,000		2,318,012
VTB Capital SA: 6.315% Nts., 2/22/18[3]	2,845,000		2,891,231
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	800,000		841,000
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[3]	1,080,000		1,105,650

			73,704,936
Consumer Finance—0.1%
JSC Astana Finance, 9.16% Nts., 3/14/12[4]	7,200,000		720,000
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,180,000		1,224,250
TMX Finance LLC/TitleMax
Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	900,000		999,000

			2,943,250
Diversified Financial Services—0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	2,472,556		2,413,709
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	835,000	EUR	1,123,327
Banco Invex SA, 30.555% Mtg.-Backed Certificates, Series 062U, 3/13/34[6,14]	4,830,734	MXN	470,833
Bank of America Corp., 4.75% Sr. Unsec. Nts., 4/3/17	250,000	EUR	329,666

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Diversified Financial Services Continued
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[3]	$510,000		$516,528
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	1,705,000		1,758,281
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	2,140,000		2,519,850
Instituto de Credito Oficial: 1.95% Sr. Unsec. Unsub. Nts., 12/20/22	250,000	GBP	373,065
5% Sr. Unsec. Unsub. Nts., 11/14/16	510,000		478,812
5% Sr. Unsec. Unsub. Nts., 4/10/17	1,260,000		1,143,458
JPMorgan Hipotecaria su Casita: 8.066% Sec. Nts., 8/26/35[5,14]	5,808,600	MXN	52,252
28.897% Mtg.-Backed Certificates, Series 06U, 9/25/35[14]	1,586,240	MXN	224,334
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	1,755,000		1,876,876
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	2,030,000		2,167,025

			15,448,016
Insurance—0.1%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	1,475,000		1,663,063
Real Estate Investment Trusts—0.2%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,980,000		2,036,925
OMEGA Healthcare Investors, Inc.,
6.75% Sr. Unsec. Nts., 10/15/22	2,470,000		2,649,075

			4,686,000
Real Estate Management & Development—0.3%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,15]	2,992,558		2,618,488
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	1,975,000		2,049,063
9% Sr. Sec. Nts., 1/15/20[3]	1,010,000		1,045,350
Wallace Theater Holdings, Inc.,
12.50% Sr. Sec. Nts., 6/15/13[3,6]	2,075,000		1,963,469

			7,676,370
Thrifts & Mortgage Finance—0.0%
Compagnie de Financement Foncier, 5.625% Sr. Sec. Nts., 6/19/17	90,000		99,495
Health Care—1.0%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	800,000		862,000

	Principal Amount	Value

Health Care Equipment & Supplies—0.2%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	$1,145,000	$967,525
Alere, Inc.: 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,045,000	1,076,350
8.625% Sr. Unsec. Sub. Nts., 10/1/18	1,030,000	1,045,450
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	1,836,000	1,989,765

		5,079,090
Health Care Providers & Services—0.5%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	1,579,400	1,624,808
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	625,000	653,125
5.875% Sr. Unsec. Nts., 1/31/22[3]	315,000	328,781
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,170,000	1,023,750
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,145,000	2,000,213
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	1,150,000	1,265,000
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	1,130,000	813,600
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22[3]	455,000	468,650
Radiation Therapy Services, Inc.: 8.875% Sec. Nts., 1/15/17[3]	1,080,000	1,042,200
9.875% Sr. Unsec. Sub. Nts., 4/15/17	900,000	708,750
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[4]	1,730,000	34,600
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,595,000	1,638,863

		11,602,340
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	305,000	323,300
Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	770,000	846,038
Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	535,000	555,063
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	810,000	856,575

23	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Pharmaceuticals Continued
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	$765,000	$794,644
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	2,320,000	2,499,800

		4,706,082
Industrials—2.6%
Aerospace & Defense—0.5%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	840,000	932,400
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,005,000	3,444,300
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	1,330,000	1,368,570
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,410,000	1,480,500
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,040,000	1,125,800
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,100,000	1,179,750
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	2,660,000	2,932,650

		12,463,970
Air Freight & Logistics—0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[3]	770,000	804,650
Airlines—0.2%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	407,601	427,981
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[3]	3,630,000	3,965,775

		4,393,756
Building Products—0.1%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[3]	1,105,000	991,738
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	1,940,000	1,973,950

		2,965,688
Commercial Services & Supplies—0.2%
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	2,000,000	1,915,000
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	795,000	844,688

	Principal Amount		Value

Commercial Services & Supplies Continued
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	$1,785,000		$1,901,025

			4,660,713
Construction & Engineering—0.4%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[5]	3,608,768		4,348,566
Odebrecht Finance Ltd.: 5.125% Sr. Nts., 6/26/22[5]	1,785,000		1,771,613
7% Sr. Unsec. Nts., 4/21/20[3]	970,000		1,067,000
7.125% Sr. Nts., 6/26/42[5]	1,335,000		1,335,000

			8,522,179
Electrical Equipment—0.1%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	1,397,000		1,543,685
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	590,000	AUD	647,882
Machinery—0.5%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22[3]	1,220,000		1,259,650
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[3]	1,880,000		2,006,900
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[3]	520,000		559,000
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,655,000		2,880,675
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	1,910,000		1,991,175
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	1,930,000		1,983,075
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,245,000		986,663

			11,667,138
Marine—0.2%
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	2,790,000		2,950,425
Navios Maritime Holdings, Inc., 8.875% Sr. Sec. Nts., 11/1/17	565,000		572,063

			3,522,488
Professional Services—0.0%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	995,000		910,425
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	620,000		668,050

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Road & Rail Continued
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	$2,840,000	$3,060,100
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	980,000	1,082,900
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	3,730,000	2,275,300

		7,086,350
Trading Companies & Distributors—0.1%
UR Financing Escrow Corp.: 7.375% Sr. Unsec. Nts., 5/15/20[3]	2,430,000	2,545,425
7.625% Sr. Unsec. Nts., 4/15/22[3]	605,000	635,250

		3,180,675
Information Technology—1.2%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	1,955,000	1,823,038
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20[5]	913,000	926,695
Zayo Escrow Corp.: 8.125% Sr. Sec. Nts., 1/1/20	465,000	488,250
10.125% Sr. Unsec. Nts., 7/1/20[3]	310,000	330,925

		3,568,908
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	1,665,000	1,802,363
Electronic Equipment & Instruments—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	770,000	798,875
CDW LLC/CDW Finance Corp., 12.535% Sr. Unsec. Sub. Nts., 10/12/17	1,920,000	2,092,800

		2,891,675
Internet Software & Services—0.1%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	3,650,000	3,905,500
IT Services—0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	2,145,000	2,069,925
First Data Corp.: 8.875% Sr. Sec. Nts., 8/15/20[3]	1,530,000	1,663,875
9.875% Sr. Unsec. Nts., 9/24/15	955,000	971,713
12.625% Sr. Unsec. Nts., 1/15/21	1,670,000	1,680,438

		6,385,951
Semiconductors & Semiconductor Equipment—0.4%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	2,705,000	2,989,025
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	935,000	937,338

	Principal Amount	Value

Semiconductors & Semiconductor Equipment Continued
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[3]	$1,710,000	$1,838,250
10.75% Sr. Unsec. Nts., 8/1/20	1,950,000	2,106,000
NXP BV/NXP Funding LLC, 9.75% Sr. Sec. Nts., 8/1/18[3]	855,000	978,975

		8,849,588
Software—0.1%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[3]	380,000	407,550
SunGard Data Systems, Inc.: 7.375% Sr. Unsec. Nts., 11/15/18	560,000	603,400
7.625% Sr. Unsec. Nts., 11/15/20	765,000	818,550

		1,829,500
Materials—2.0%
Chemicals—0.6%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[3]	825,000	827,063
Braskem Finance Ltd.: 5.375% Sr. Unsec. Nts., 5/2/22[3]	1,755,000	1,768,163
5.75% Sr. Unsec. Nts., 4/15/21[3]	1,760,000	1,817,200
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	1,545,000	1,514,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC: 8.875% Sr. Sec. Nts., 2/1/18	980,000	1,004,500
9% Sec. Nts., 11/15/20	1,340,000	1,162,450
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,480,000	1,535,500
LyondellBasell Industries NV, 6% Sr. Nts., 11/15/21[3]	1,525,000	1,681,313
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	2,165,000	1,650,813
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	250,000	269,375

		13,230,477
Construction Materials—0.1%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	1,540,000	1,651,650
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	1,315,000	1,295,275

		2,946,925
Containers & Packaging—0.3%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000	1,726,150
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3,7]	465,000	481,275

25	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Containers & Packaging Continued
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	$2,075,000		$2,202,094
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[3]	455,000		468,311
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[3]	1,949,000		1,490,985

			6,368,815
Metals & Mining—0.5%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	2,715,000		2,769,300
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[6]	19,220,000	RUR	594,649
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	1,815,000		1,909,870
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	1,245,000		958,650
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	1,095,000		1,199,025
Evraz Group SA, 7.40% Nts., 4/24/17[3]	1,700,000		1,674,806
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	1,435,000		1,302,263
JSC Severstal, 6.70% Nts., 10/25/17[3]	2,235,000		2,266,424
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	465,000		503,363

			13,178,350
Paper & Forest Products—0.5%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	3,700,000		3,977,500
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[3,4]	3,981,000		1,970,595
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	2,005,000		2,090,213
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[4]	3,325,000		2,177,875
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	1,500,000		1,057,500

			11,273,683
Telecommunication Services—2.0%
Diversified Telecommunication Services—1.0%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[3]	1,470,000		984,900
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	2,990,000	BRR	1,566,828
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17	1,365,000		1,426,425
8.75% Sr. Unsec. Sub. Nts., 3/15/18	1,215,000		1,175,513

	Principal Amount		Value

Diversified Telecommunication Services Continued
Frontier Communications Corp.: 8.25% Sr. Unsec. Nts., 4/15/17	$950,000		$1,026,000
8.50% Sr. Unsec. Nts., 4/15/20	635,000		676,275
Intelsat Bermuda Ltd.: 11.25% Sr. Unsec. Nts., 2/4/17	2,055,000		2,124,356
11.50% Sr. Unsec. Nts., 2/4/17[15]	1,424,414		1,476,049
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	755,000		796,525
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	1,820,000		1,974,700
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	5,842,000		5,988,050
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	1,975,000		1,738,000
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[3]	1,975,000		2,044,125

			22,997,746
Wireless Telecommunication Services—1.0%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	14,700,000	MXN	1,158,417
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	2,440,000		2,342,400
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,945,000		1,920,688
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	2,300,000		2,644,287
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	2,065,000		2,077,906
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[3]	1,700,000		1,680,875
Sprint Capital Corp., 8.75% Nts., 3/15/32	480,000		439,200
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	1,800,000		2,016,000
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[3]	1,370,000		1,326,489
9.125% Sr. Unsec. Nts., 4/30/18[3]	4,910,000		5,241,425
Vimpel-Communications: 8.85% Sr. Unsec. Nts., 3/8/22[6]	21,900,000	RUR	656,603
8.85% Sr. Unsec. Nts., 3/8/22[6]	21,900,000	RUR	656,603
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	2,295,000		2,161,752

			24,322,645
Utilities—2.4%
Electric Utilities—1.5%
Centrais Eletricas Brasileiras SA, 5.75% Sr. Unsec. Unsub. Nts., 10/27/21[3]	2,495,000		2,739,510

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Electric Utilities Continued
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	$910,000		$332,150
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	1,690,000		2,070,250
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	1,807,000		1,974,148
Eskom Holdings Ltd.: 5.75% Sr. Unsec. Bonds, 1/26/21[3]	1,845,000		2,027,194
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	31,000,000	ZAR	3,585,416
10% Nts., Series ES23, 1/25/23	44,000,000	ZAR	6,178,639
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[3]	1,415,000		1,468,133
7.25% Nts., 1/15/19[3]	6,165,000		6,314,446
Majapahit Holding BV: 7.75% Nts., 10/17/16[3]	1,835,000		2,103,369
8% Sr. Unsec. Nts., 8/7/19[3]	1,410,000		1,706,100
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,641,601
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	2,410,000		2,530,500

			35,671,456
Energy Traders—0.6%
AES Corp. (The): 7.375% Sr. Unsec. Nts., 7/1/21[3]	525,000		586,688
8% Sr. Unsec. Unsub. Nts., 10/15/17	855,000		976,838
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[3]	885,000		960,225
7.875% Sr. Sec. Nts., 1/15/23[3]	555,000		607,725
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	2,380,000		2,572,383
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	2,040,000		2,223,600
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	1,840,000		1,973,400
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[3]	270,000		271,350
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	575,000		578,594
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	2,595,000		2,848,013

			13,598,816
Gas Utilities—0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	1,910,000		1,952,815

	Principal Amount		Value

Gas Utilities Continued
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	$1,140,000		$1,208,400
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	1,560,000		1,626,300

			4,787,515
Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[3]	1,640,000		1,746,600

Total Corporate Bonds and Notes (Cost $622,703,552)			621,177,926

	Shares
Preferred Stocks—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	2,040		1,817,576
Greektown Superholdings, Inc., Cv., Series A-12	29,815		2,101,958

Total Preferred Stocks (Cost $4,848,095)			3,919,534
Common Stocks—0.2%
American Media Operations, Inc.[2]	161,731		2,102,503
Arco Capital Corp. Ltd.[2,5]	690,638		1,035,957
Dana Holding Corp.	62,573		801,560
Global Aviation Holdings, Inc.[2]	100		—
Greektown Superholdings, Inc., Series A-1[2]	3,450		179,400
Kaiser Aluminum Corp.	229		11,871
LyondellBasell Industries NV, Cl. A	24,183		973,849
Orbcomm, Inc.[2]	375		1,223
Premier Holdings Ltd.[2]	18,514		—
Resolute Forest Products[2]	64,417		745,949

Total Common Stocks (Cost $20,298,776)			5,852,312

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[2] (Cost $3,162,655)	11,668		420

	Principal Amount
Structured Securities—2.7%
Barclays Bank plc: Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	12,180,000,000	IDR	1,351,892

27	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value

Structured Securities Continued
Barclays Bank plc: Continued
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	22,430,000,000	IDR	$2,734,347
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	3,255,000,000	COP	2,268,663
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[5,14]	3,660,000,000	COP	2,541,339
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	10,368,000,000	COP	7,199,072
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP	1,869,316
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[4]	53,910,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[4]	97,250,000	RUR	—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[5,12]	1,763,500		1,269,033
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[5,12]	2,246,971		1,616,944
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[5,12]	1,939,900		1,395,972
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[5,12]	1,734,026		1,247,823
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[5,12]	2,159,003		1,553,641
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[5,12]	2,464,173		1,773,245
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[5,12]	1,968,587		1,416,615
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[5,12]	1,850,388		1,331,558
Coriolanus Ltd. Sec. Credit Linked Nts., 12.762%, 12/31/17[5,14]	15,420,000	BRR	9,020,911
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.265%, 5/22/15[5,6]	697,693	MXN	50,210
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.265%, 5/22/15[5,6]	1,220,632	MXN	87,844
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.265%, 5/22/15[5,6]	18,404,162	MXN	1,324,467
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.265%, 5/22/15[5,6]	1,341,270	MXN	96,525
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.265%, 5/22/15[5,6]	974,458	MXN	70,127

	Principal Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.265%, 5/22/15[5,6]	622,337	MXN	$44,787
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.265%, 5/22/15[5,6]	114,609	MXN	8,248
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[5,12]	63,720,800,000	COP	2,941,276
Hallertau SPC Credit Linked Nts.: Series 2007-01, 2.787%, 12/20/17[5,6]	6,250,000		5,385,000
Series 2008-01, 9.888%, 8/2/10[4,5,12]	14,337,604	BRR	713,846
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[3]	14,960,000,000	IDR	1,823,710
JPMorgan Chase & Co.: Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	1,315,000,000	COP	922,357
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[3]	28,640,000,000	IDR	3,178,834
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[4,12]	363,871		36,387
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	1,784,000,000	COP	1,061,610
Morgan Stanley: Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	4,885,000	PEN	1,591,497
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	57,685,329	RUR	845,147
Morgan Stanley Capital Services, Inc.: Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[3,12]	28,914,000	BRR	2,159,373
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[3]	2,000,000		1,662,000
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	20,320,000,000	IDR	2,477,125

Total Structured Securities (Cost $85,171,527)			65,070,741

	Expiration Date	Strike Price	Contracts
Options Purchased—0.3%
Australian Dollar (AUD) Call[2]	8/23/12	1AUD per 1.035USD	7,295,000	64,209
Australian Dollar (AUD) Call[2]	8/27/12	1AUD per 1.035USD	43,700,000	403,158

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Australian Dollar (AUD) Call[2]	8/27/12	1AUD per 1.013USD	21,800,000	$436,286
Australian Dollar (AUD) Call[2]	8/28/12	1AUD per 1.035USD	43,700,000	407,605
Australian Dollar (AUD) Call[2]	8/28/12	1AUD per 1.0185USD	21,900,000	371,836
Australian Dollar (AUD) Call[2]	8/31/12	1AUD per 1.0195USD	6,060,000	101,542
Australian Dollar (AUD) Call[2]	8/31/12	1AUD per 1.0195USD	6,060,000	101,542
Australian Dollar (AUD) Call[2]	8/31/12	1AUD per 1.0195USD	3,640,000	60,992
Brazilian Real (BRR) Call[2]	10/18/12	1USD per 1.82BRR	13,175,000	11,272
Brazilian Real (BRR) Call[2]	10/18/12	1USD per 1.90BRR	13,770,000	40,763
Canadian Dollar (CAD) Put[2]	10/8/12	1AUD per 0.98CAD	2,480,000	7,578
Euro (EUR) FX Futures, 9/17/12 Call[2]	7/9/12	1.290	20	2,750
Euro (EUR) FX Futures, 9/17/12 Call[2]	7/9/12	1.310	20	500
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.160	2	13
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.170	200	1,250
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.190	125	781
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.230	302	15,100
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.190	94	588
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.200	54	338
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.200	231	1,444

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	$1.210	58	$725
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.230	288	10,800
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.250	15	2,625
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.250	66	17,325
Euro (EUR) FX Futures, 9/17/12 Put[2]	7/9/12	1.260	1	588
Euro (EUR) FX Futures, 9/17/12 Put[2]	9/10/12	1.200	57	37,050
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[2]	7/16/12	99.250	376	4,700
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put[2]	9/17/12	99.250	188	9,400
Japanese Yen (JPY) Futures, 9/17/12 Call[2]	7/9/12	128.500	18	563
Japanese Yen (JPY) Futures, 9/17/12 Call[2]	7/9/12	131.500	61	381
Japanese Yen (JPY) Futures, 9/17/12 Call[2]	7/9/12	133.000	21	131
Japanese Yen (JPY) Futures, 9/17/12 Call[2]	7/9/12	133.500	61	381
Japanese Yen (JPY) Futures, 9/17/12 Call[2]	9/10/12	141.000	20	250
Japanese Yen (JPY) Futures, 9/17/12 Put[2]	7/9/12	123.000	34	2,550
Japanese Yen (JPY) Futures, 9/17/12 Put[2]	7/9/12	123.500	102	14,025
Japanese Yen (JPY) Futures, 9/17/12 Put[2]	7/9/12	124.000	82	18,450
Japanese Yen (JPY) Futures, 9/17/12 Put[2]	9/10/12	120.000	131	58,950
Japanese Yen (JPY) Futures, 9/17/12 Put[2]	9/10/12	122.000	18	15,975

29	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
Japanese Yen (JPY) Put[2]	3/29/13	1USD per 85JPY	204,000,000	$31,810
Japanese Yen (JPY) Put[2]	5/31/13	1USD per 82JPY	416,833,857	141,569
Mexican Nuevo Peso (MXN) Call[2]	11/9/12	1USD per 12.84MXN	186,100,000	182,278
Mexican Nuevo Peso (MXN) Call[2]	11/13/12	1USD per 12.925MXN	187,300,000	214,075
Mexican Nuevo Peso (MXN) Call[2]	11/30/12	1USD per 13.333MXN	171,010,000	373,826
Mexican Nuevo Peso (MXN) Put[2]	9/26/12	1AUD per 13MXN	1,240,000	7,535
New Turkish Lira (TRY) Call[2]	8/29/12	1USD per 1.80TRY	49,200,000	309,775
New Turkish Lira (TRY) Call[2]	8/29/12	1USD per 1.80TRY	39,400,000	248,072
New Turkish Lira (TRY) Call[2]	8/30/12	1USD per 1.80TRY	10,900,000	69,267
New Turkish Lira (TRY) Call[2]	9/3/12	1USD per 1.80TRY	8,730,000	58,774
New Turkish Lira (TRY) Call[2]	9/3/12	1USD per 1.81TRY	8,230,000	66,214
Polish Zloty (PLZ) Call[2]	8/29/12	1USD per 3.250PLZ	135,100,000	579,856
Polish Zloty (PLZ) Call[2]	8/31/12	1USD per 3.32PLZ	20,140,000	145,753
Polish Zloty (PLZ) Call[2]	8/31/12	1USD per 3.311PLZ	12,040,000	81,256
Russian Ruble (RUR) Call[2]	11/29/12	1USD per 31.25RUR	308,600,000	93,913
South African Rand (ZAR) Call[2]	8/29/12	1USD per 7.90ZAR	293,800,000	306,328
South African Rand (ZAR) Call[2]	8/31/12	1USD per 8.002ZAR	48,500,000	75,073
South African Rand (ZAR) Call[2]	8/31/12	1USD per 8.018ZAR	34,020,000	55,715
South Korean Won (KRW) Call[2]	8/28/12	1USD per 1,137KRW	24,860,000,000	215,288

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
South Korean Won (KRW) Call[2]	8/28/12	1USD per 1,137KRW	24,860,000,000	$215,288
South Korean Won (KRW) Call[2]	8/31/12	1USD per 1,135.50KRW	6,880,000,000	58,205
South Korean Won (KRW) Call[2]	8/31/12	1USD per 1,136.50KRW	4,480,000,000	39,514
South Korean Won (KRW) Call[2]	8/31/12	1USD per 1,138KRW	3,795,000,000	35,559
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[2]	7/30/12	132.500	194	72,750
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[2]	7/30/12	131.500	254	43,656
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[2]	8/27/12	128.000	66	4,125
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put[2]	8/27/12	130.000	66	11,344
Worst performing of: Euro (EUR) Put/United States Dollar (USD) Call/ or the United States Dollar (USD) Call/ Japanese Yen (JPY) Put[2]	7/26/12	1EUR per 1.275USD/ 1USD per 79.50JPY	4,936,000	24,483
Total Options Purchased (Cost $5,006,446)				5,985,717

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.2%
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/5/17[2]	11/2/12	$1,240,000	2,633

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 2.195%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[2]	10/1/12	$4,000,000	$1,624
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 2.275%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/9/22[2]	7/5/12	29,355,000	—
Bank of America NA, Interest Rate Swaption (European); Swap Terms: Paid: 3.10%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/22/43[2]	5/21/13	10,110,000	327,906
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: Sell Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17[2]	9/20/12	1,255,000	27,531
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.67%; Received: Six-Month EUR EURIBOR; Termination Date: 5/8/44[2]	5/7/14	5,030,000	531,249
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[2]	4/12/13	25,100,000	222,613
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	5,040,000	495,332
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 1.88%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/24/19[2]	7/23/12	19,685,000	141
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 1.945%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/2/19[2]	10/1/12	10,005,000	11,184

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 2.185%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/13/22[2]	7/12/12	$14,735,000	$296
Goldman Sachs International, Interest Rate Swaption (European); Swap Terms: Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/22[2]	11/23/12	37,700,000	157,559
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: Sell Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17[2]	9/20/12	1,280,000	22,158
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Term: Paid: 2.245%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/10/22[2]	7/9/12	29,420,000	4
JPMorgan Chase Bank NA, Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termianation Date: 2/25/18[2]	2/22/13	24,810,000	80,409
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 1.17%; Received: Six -Month JPY BBA LIBOR; Termination Date: 9/26/22[2]	9/25/12	990,000,000	14,689
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.11%; Received: Six-Month EUR EURIBOR; Termination Date: 1/3/23[2]	1/2/13	3,205,000	94,503
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/4/22[2]	12/3/12	96,515,000	898,879
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[2]	3/1/13	24,830,000	223,407

31	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Swaption Expiration Date	Notional Amount	Value
Swaptions Purchased Continued
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[2]	2/26/13	$24,845,000	$201,939
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.35%; Termination Date: 12/10/15[2]	12/10/12	3,770,000	39,182
UBS AG, Interest Rate
Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.54%; Termination Date: 6/13/23[2]	6/12/13	25,380,000	273,428

Total Swaptions Purchased (Cost $13,032,842)			3,626,666

	Shares	Value
Investment Companies—17.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,17]	44,544,249	$44,544,249
Oppenheimer Master Event-Linked Bond Fund, LLC[1]	4,827,322	56,111,439
Oppenheimer Master Loan Fund, LLC[1]	24,613,303	307,186,686
Oppenheimer Short Duration
Fund, Cl. Y1	1,005,307	10,073,178

Total Investment Companies (Cost $419,900,287)		417,915,552
Total Investments, at Value (Cost $2,734,021,232)	113.0%	2,681,160,263
Liabilities in Excess of Other Assets	(13.0)	(307,956,933)

Net Assets	100.0%	$2,373,203,330

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar	MYR	Malaysian Ringgit
BRR	Brazilian Real	NGN	Nigeria Naira
CAD	Canadian Dollar	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippines Peso
DKK	Danish Krone	PLZ	Polish Zloty
EUR	Euro	RUR	Russian Ruble
GBP	British Pound Sterling	SEK	Swedish Krona
HUF	Hungarian Forint	SGD	Singapore Dollar
IDR	Indonesia Rupiah	TRY	New Turkish Lira
JPY	Japanese Yen	ZAR	South African Rand
MXN	Mexican Nuevo Peso

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]	15,000	—	—	15,000
Oppenheimer Institutional Money Market Fund, Cl. E	27,393,119	489,551,317	472,400,187	44,544,249
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	—	4,827,322
Oppenheimer Master Loan Fund, LLC	29,466,809	—	4,853,506	24,613,303
Oppenheimer Short Duration Fund, Cl. Y	1,001,329	3,978	—	1,005,307

	Value	Income		Realized Loss
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]	$1,457,156	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	44,544,249	39,276		—
Oppenheimer Master Event-Linked Bond Fund, LLC	56,111,439	2,371,815	[c]	2,182,980	[c]
Oppenheimer Master Loan Fund, LLC	307,186,686	11,792,831	[d]	2,163,697	[d]
Oppenheimer Short Duration Fund, Cl. Y	10,073,178	34,665		—

	$419,372,708	$14,238,587		$4,346,677

a. December 30, 2011 represents the last business day of the Fund’s 2011 reporting period. See Note 1 of the accompanying Notes.

b. Investment in a wholly-owned subsidiary. See Note 1 of the accompanying Notes and individual financial statements of the entity included herein.

c. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $393,108,205 or 16.56% of the Fund’s net assets as of June 29, 2012.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. Restricted security. The aggregate value of restricted securities as of June 29, 2012 was $80,037,469, which represents 3.37% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	7/15/10-12/16/11	$2,051,194	$2,114,147	$62,953
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	2/17/10	937,224	910,425	(26,799)
Arco Capital Corp. Ltd.	2/27/07	10,359,570	1,035,957	(9,323,613)
Banco BMG SA, 9.15% Nts., 1/15/16	12/15/05-4/3/12	1,307,666	1,193,160	(114,506)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	552,300	552,300	—
Caisse D’Amortissement de la Dette Sociale Bonds,1.625%, 7/6/15	6/26/12	638,931	639,834	903
CIT Group, Inc., 7% Sec. Bonds, 5/2/17	8/19/10-2/1/12	1,466,478	1,490,378	23,900
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,379,053	2,268,663	889,610
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	2,581,733	2,541,339	(40,394)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,215,106	1,269,033	53,927
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,239,301	1,331,558	92,257
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,326,365	1,416,615	90,250
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,663,739	1,773,245	109,506
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,463,845	1,553,641	89,796
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	1,180,936	1,247,823	66,887
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,325,410	1,395,972	70,562
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,540,321	1,616,944	76,623
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 12.762%, 12/31/17	9/19/07	6,966,017	9,020,911	2,054,894
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.265%, 5/22/15	5/21/08	67,269	50,210	(17,059)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.265%, 5/22/15	6/12/08	117,680	87,844	(29,836)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.265%, 5/22/15	6/18/08	1,785,486	1,324,467	(461,019)

33	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.265%, 5/22/15	7/8/08	$130,028	$96,525	$(33,503)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.265%, 5/22/15	7/15/08	94,626	70,127	(24,499)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.265%, 5/22/15	8/8/08	61,263	44,787	(16,476)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.265%, 5/22/15	8/22/08	11,304	8,248	(3,056)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25	8/17/00	1,820,063	—	(1,820,063)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	1,556,650	1,556,457	(193)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/18/07	6,937,545	2,941,276	(3,996,269)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.787%, 12/20/17	12/13/07	6,250,000	5,385,000	(865,000)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/18/08-10/1/08	7,188,001	713,846	(6,474,155)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	4/9/08-4/3/12	8,404,811	8,752,111	347,300
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.456%, 8/15/22	11/6/07	7,026,708	5,351,600	(1,675,108)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.756%, 8/15/22	6/8/07	5,270,000	3,372,800	(1,897,200)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.756%, 8/15/22	6/8/07	5,270,000	3,267,400	(2,002,600)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/24/07	3,849,823	4,348,566	498,743
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	894,433	922,357	27,924
JPMorgan Hipotecaria su Casita, 8.066% Sec. Nts., 8/26/35	3/21/07	526,714	52,252	(474,462)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	1,061,610	299,217
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	5,840	(60,185)
Odebrecht Finance Ltd., 5.125% Sr. Nts., 6/26/22	6/21/12	1,774,665	1,771,613	(3,052)
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42	6/21/12	1,314,695	1,335,000	20,305
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	173,457	173,696	239
Tengizchevroil LLP, 6.124% Nts., 11/15/14	4/29/05-3/16/10	677,254	691,225	13,971
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	2/22/12	918,332	926,695	8,363
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/15/20	6/26/12	2,335,000	2,353,972	18,972

		$104,722,089	$80,037,469	$(24,684,620)

6. Represents the current interest rate for a variable or increasing rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 29, 2012. See Note 1 of the accompanying Notes.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,211,594 or 0.43% of the Fund’s net assets as of June 29, 2012.

9. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

10. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,215,701. See Note 6 of the accompanying Notes.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,310,940. See Note 6 of the accompanying Notes.

14. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

15. Interest or dividend is paid-in-kind, when applicable.

16. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

17. Rate shown is the 7-day yield as of June 29, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,619,780,284	60.4%
Mexico	139,621,754	5.2
Turkey	123,972,430	4.6
Brazil	115,895,643	4.3
Russia	101,350,200	3.8
South Africa	71,856,542	2.7
Hungary	48,621,240	1.8
Japan	48,075,460	1.8
Peru	46,663,010	1.7
Colombia	37,458,343	1.4
Indonesia	33,245,690	1.2
Poland	24,626,788	0.9
Venezuela	24,174,201	0.9
Kazakhstan	19,629,436	0.7
Canada	15,501,023	0.6
United Kingdom	15,012,883	0.6
Australia	14,433,251	0.5
Italy	13,065,096	0.5
Supranational	12,979,481	0.5
France	12,495,497	0.5
The Netherlands	12,034,134	0.5
Israel	11,435,463	0.4
Philippines	10,622,239	0.4
Sweden	7,778,839	0.3
Chile	7,252,687	0.3
Uruguay	7,135,953	0.3
Ukraine	6,940,678	0.3
Romania	5,790,994	0.2
Germany	5,666,372	0.2
Panama	5,556,930	0.2
Qatar	5,135,235	0.2
Spain	4,193,969	0.2
Korea, Republic of South	4,061,173	0.2
India	3,617,363	0.1
Luxembourg	3,600,405	0.1
Malaysia	3,522,776	0.1
Trinidad & Tobago	3,493,113	0.1
Belgium	3,423,480	0.1

35	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Geographic Holdings Continued	Value	Percent
Argentina	$3,067,285	0.1%
Lithuanua	2,866,131	0.1
Sri Lanka	2,808,443	0.1
Latvia	2,784,150	0.1
Nigeria	2,577,067	0.1
Croatia	2,566,762	0.1
Slovakia	2,549,250	0.1
Dominican Republic	2,413,709	0.1
Norway	1,681,406	0.1
Austria	1,454,911	0.1
Ghana	1,396,188	0.1
European Union	1,192,664	0.1
Denmark	1,144,480	—
Switzerland	880,894	—
Finland	841,957	—
Ivory Coast	637,500	—
Singapore	577,411	—

Total	$2,681,160,263	100.0%

Foreign Currency Exchange Contracts as of June 29, 2012 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Sell	440,900	CLP	7/17/12	$878,198	$20,036	$3,260
Colombian Peso (COP)	Buy	2,222,000	COP	8/24/12	1,233,608	8,353	—
Colombian Peso (COP)	Sell	19,442,500	COP	7/16/12-8/24/12	10,843,751	—	157,257
Euro (EUR)	Sell	19,589	EUR	7/17/12-7/23/12	24,794,486	9,158	18,731
Indian Rupee (INR)	Sell	10,250	INR	7/17/12	182,901	—	744
Indonesia Rupiah (IDR)	Sell	72,909,000	IDR	7/16/12	7,745,998	123,228	44,686
Malaysian Ringgit (MYR)	Sell	380	MYR	7/17/12	119,523	1,323	—
Mexican Nuevo Peso (MXN)	Sell	70	MXN	7/2/12	5,280	—	120
Peruvian New Sol (PEN)	Buy	4,330	PEN	7/10/12	1,623,093	—	8,889
Philippines Peso (PHP)	Sell	113,000	PHP	7/17/12	2,678,204	—	46,625
Polish Zloty (PLZ)	Sell	25,070	PLZ	8/6/12-8/23/12	7,488,115	—	500,681
South African Rand (ZAR)	Buy	24,412	ZAR	7/3/12-7/20/12	2,978,457	16,773	84,859
South African Rand (ZAR)	Sell	124,500	ZAR	7/11/12	15,203,526	460,857	17,092
Swiss Franc (CHF)	Buy	530	CHF	8/23/12	559,171	—	5,122

						639,728	888,066
Barclay’s Capital:
Australian Dollar (AUD)	Sell	1,040	AUD	7/23/12	1,062,049	—	7,051
British Pound Sterling (GBP)	Sell	2,745	GBP	7/16/12	4,298,928	68,544	—
Euro (EUR)	Buy	2,165	EUR	7/23/12	2,740,318	2,474	74,823
Euro (EUR)	Sell	13,750	EUR	7/25/12	17,404,146	645,411	—
Hungarian Forint (HUF)	Buy	723,271	HUF	7/2/12-10/24/12	3,188,217	75,322	—
Israeli Shekel (ILS)	Buy	2,030	ILS	4/2/13	515,632	—	13,980
Israeli Shekel (ILS)	Sell	2,030	ILS	4/2/13	515,632	20,285	—
Japanese Yen (JPY)	Sell	1,859,000	JPY	7/17/12	23,262,227	367,377	—
Malaysian Ringgit (MYR)	Sell	200	MYR	9/20/12	62,668	—	285
Mexican Nuevo Peso (MXN)	Sell	33,700	MXN	10/18/12	2,499,825	7,149	—
Norwegian Krone (NOK)	Sell	80	NOK	9/20/12	13,407	—	97

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclay’s Capital: Continued
Peruvian New Sol (PEN)	Sell	7,320	PEN	7/10/12	$2,743,889	$—	$4,368
Polish Zloty (PLZ)	Buy	246	PLZ	7/17/12	73,678	2,099	—
Russian Ruble (RUR)	Buy	26,560	RUR	7/17/12-7/19/12	817,315	10,099	8,588
Russian Ruble (RUR)	Sell	637,976	RUR	7/16/12-11/30/12	19,524,342	990,049	192,460
South African Rand (ZAR)	Sell	299,640	ZAR	7/20/12-9/12/12	36,382,175	113,143	655,514
Swedish Krona (SEK)	Sell	140	SEK	9/20/12	20,178	—	405

						2,301,952	957,571
Chase Manhattan Bank:
Nigerian Naira (NGN)	Sell	138,473	NGN	7/3/12	850,834	—	835
Russian Ruble (RUR)	Sell	42,623	RUR	7/6/12	1,316,038	—	29,242

						—	30,077
Citigroup:
Australian Dollar (AUD)	Sell	9,770	AUD	8/23/12	9,946,849	—	396,466
Canadian Dollar (CAD)	Sell	770	CAD	8/23/12	755,366	—	3,075
Chilean Peso (CLP)	Buy	993,900	CLP	7/12/12-9/20/12	1,980,707	10,515	33
Colombian Peso (COP)	Buy	2,020,000	COP	7/17/12-8/24/12	1,125,090	12,229	5,227
Czech Koruna (CZK)	Buy	10,700	CZK	8/23/12	530,508	10,372	—
Hungarian Forint (HUF)	Sell	330,000	HUF	9/5/12	1,447,383	—	85,061
Indian Rupee (INR)	Buy	2,000	INR	9/20/12	35,229	—	312
Mexican Nuevo Peso (MXN)	Buy	9,200	MXN	9/20/12-10/18/12	682,519	855	21,085
Mexican Nuevo Peso (MXN)	Sell	452,260	MXN	9/20/12-12/13/12	33,479,260	518,792	868,487
New Taiwan Dollar (TWD)	Buy	2,990	TWD	7/17/12	100,062	—	535
New Zealand Dollar (NZD)	Sell	4	NZD	7/17/12	3,198	—	33
Norwegian Krone (NOK)	Sell	1,240	NOK	9/20/12	207,808	—	2,652
Peruvian New Sol (PEN)	Sell	8,940	PEN	7/10/12	3,351,143	—	7,837
Singapore Dollar (SGD)	Sell	20	SGD	9/20/12	15,790	—	37
South Korean Won (KRW)	Buy	36,000	KRW	9/20/12	31,260	—	146
South Korean Won (KRW)	Sell	127,600	KRW	7/17/12-9/20/12	110,881	146	1,487
Swedish Krona (SEK)	Buy	140	SEK	7/17/12	20,226	590	—
Swiss Franc (CHF)	Sell	970	CHF	7/23/12	1,022,520	—	947

						553,499	1,393,420
Credit Suisse:
British Pound Sterling (GBP)	Sell	1,380	GBP	8/23/12	2,160,984	14,162	8,769
Hong Kong Dollar (HKD)	Buy	892	HKD	7/3/12	114,954	—	13
Mexican Nuevo Peso (MXN)	Buy	3,480	MXN	7/17/12	260,428	—	2,835
New Turkish Lira (TRY)	Sell	3,240	TRY	7/17/13	1,669,988	—	100,165
Peruvian New Sol (PEN)	Sell	1,690	PEN	7/10/12	633,494	3,041	—
Russian Ruble (RUR)	Buy	5,576	RUR	7/17/12	171,634	—	16,252
Russian Ruble (RUR)	Sell	6,760	RUR	7/17/12	208,079	18,107	—
South African Rand (ZAR)	Sell	1,580	ZAR	7/17/12	192,765	—	8,218
Swedish Krona (SEK)	Sell	43,020	SEK	7/17/12-8/23/12	6,206,205	1,721	161,835

						37,031	298,087
Deutsche Bank Securities, Inc.:
Australian Dollar (AUD)	Sell	745	AUD	7/16/12	761,316	7,355	5,686
Canadian Dollar (CAD)	Sell	375	CAD	9/20/12	367,648	—	3,707
Hungarian Forint (HUF)	Sell	2,561,000	HUF	7/16/12-8/6/12	11,293,522	—	617,177
Indian Rupee (INR)	Buy	10,250	INR	7/17/12	182,901	—	11,818
Malaysian Ringgit (MYR)	Buy	35,400	MYR	8/10/12	11,116,639	—	469,405

37	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank Securities, Inc.: Continued
New Turkish Lira (TRY)	Sell	7,555	TRY	7/25/12	$4,153,314	$5,202	$—
Russian Ruble (RUR)	Sell	72,370	RUR	7/19/12	2,226,790	197,465	—
South Korean Won (KRW)	Buy	10,555,800	KRW	7/17/12-9/19/12	9,166,953	196,516	—
Swedish Krona (SEK)	Sell	5,730	SEK	7/16/12	827,836	16,237	4,859

						422,775	1,112,652
Goldman Sachs & Co.:
Australian Dollar (AUD)	Buy	745	AUD	8/23/12	758,485	29,648	—
Canadian Dollar (CAD)	Sell	1,515	CAD	7/16/12	1,487,529	28,352	2,239
Japanese Yen (JPY)	Buy	1,178,000	JPY	8/23/12	14,748,434	—	102,089
Mexican Nuevo Peso (MXN)	Sell	881,000	MXN	7/16/12-12/20/12	65,312,203	1,235,375	907,425
South African Rand (ZAR)	Buy	34	ZAR	7/17/12	4,148	—	152

						1,293,375	1,011,905
HSBC:
New Turkish Lira (TRY)	Buy	3,240	TRY	7/17/13	1,669,988	6,316	—
New Turkish Lira (TRY)	Sell	91,370	TRY	11/7/12	49,205,919	—	187,679

						6,316	187,679
JP Morgan Chase:
Australian Dollar (AUD)	Buy	155	AUD	7/17/12	158,379	6,666	—
Australian Dollar (AUD)	Sell	6	AUD	7/17/12	6,131	19	—
British Pound Sterling (GBP)	Sell	118	GBP	7/17/12-9/20/12	184,782	3,215	336
Canadian Dollar (CAD)	Buy	645	CAD	7/17/12	633,290	—	14,482
Canadian Dollar (CAD)	Sell	30	CAD	7/17/12	29,455	456	—
Euro (EUR)	Buy	625	EUR	7/17/12-8/17/12	791,216	—	36,115
Euro (EUR)	Sell	38,256	EUR	7/16/12-9/28/12	48,430,604	1,512,374	123,820
Hungarian Forint (HUF)	Sell	3,962,000	HUF	8/22/12-2/12/13	17,093,832	35,018	814,705
Indian Rupee (INR)	Buy	2,000	INR	9/20/12	35,229	106	—
Indian Rupee (INR)	Sell	2,000	INR	9/20/12	35,229	—	885
Indonesia Rupiah (IDR)	Buy	61,339,000	IDR	7/9/12	6,522,851	—	57,881
Malaysian Ringgit (MYR)	Buy	67,380	MYR	7/17/12-9/25/12	21,108,090	31,689	1,940
Mexican Nuevo Peso (MXN)	Buy	10,800	MXN	11/9/12	799,576	13,549	—
Mexican Nuevo Peso (MXN)	Sell	84,587	MXN	7/2/12-9/12/12	6,317,235	1,775	235,726
New Taiwan Dollar (TWD)	Sell	5,990	TWD	7/17/12-9/20/12	200,531	1,480	188
New Turkish Lira (TRY)	Sell	1,560	TRY	7/25/12	857,600	783	—
New Zealand Dollar (NZD)	Buy	135	NZD	7/17/12	107,936	5,964	—
Peruvian New Sol (PEN)	Sell	11,430	PEN	7/16/12	4,282,349	125	11,921
Russian Ruble (RUR)	Buy	58,200	RUR	7/19/12	1,790,786	—	124,318
Singapore Dollar (SGD)	Buy	18,640	SGD	7/17/12	14,714,756	—	237,915
South Korean Won (KRW)	Buy	10,796,000	KRW	7/17/12	9,414,544	192,426	—
South Korean Won (KRW)	Sell	7,956,200	KRW	7/16/12-7/17/12	6,938,614	18,737	36,221

						1,824,382	1,696,453
Morgan Stanley & Co., Inc.:
Australian Dollar (AUD)	Sell	220	AUD	9/20/12	223,440	—	3,931
Brazilian Real (BRR)	Sell	30,775	BRR	8/2/12	15,212,894	—	473,203
Canadian Dollar (CAD)	Sell	4,465	CAD	7/23/12-9/20/12	4,382,961	—	6,450
Euro (EUR)	Buy	12,479	EUR	7/2/12-8/23/12	15,800,118	27,919	93,817
Euro (EUR)	Sell	383	EUR	7/5/12	484,514	12	201
Japanese Yen (JPY)	Sell	500,000	JPY	7/23/12	6,257,204	74,218	—

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co., Inc.: Continued
New Zealand Dollar (NZD)	Buy	80	NZD	9/20/12	$63,678	$—	$188
New Zealand Dollar (NZD)	Sell	1,210	NZD	9/20/12	963,127	—	2,641
Singapore Dollar (SGD)	Buy	3,520	SGD	7/17/12	2,778,752	—	40,744
South African Rand (ZAR)	Buy	6,336	ZAR	7/5/12-7/17/12	774,074	6,415	466
South African Rand (ZAR)	Sell	4,760	ZAR	7/20/12	580,464	493	—

						109,057	621,641
Nomura Securities:
Australian Dollar (AUD)	Buy	1,005	AUD	9/20/12	1,020,716	4,249	41
Australian Dollar (AUD)	Sell	95	AUD	9/20/12	96,486	—	1,696
Brazilian Real (BRR)	Sell	66,835	BRR	8/2/12	33,038,303	—	975,458
British Pound Sterling (GBP)	Sell	80	GBP	7/3/12-9/20/12	125,467	514	2
Canadian Dollar (CAD)	Sell	394	CAD	7/17/12	386,847	12,942	—
Euro (EUR)	Buy	136	EUR	7/3/12	172,698	21	—
Euro (EUR)	Sell	500	EUR	9/20/12	633,261	41	3,344
Indonesia Rupiah (IDR)	Buy	3,690,000	IDR	7/9/12	392,398	—	7,949
Japanese Yen (JPY)	Buy	149,000	JPY	8/23/12	1,865,464	—	21,731
Japanese Yen (JPY)	Sell	25,000	JPY	9/20/12	313,116	2,693	—
Malaysian Ringgit (MYR)	Buy	280	MYR	7/17/12	88,070	—	2,662
Malaysian Ringgit (MYR)	Sell	50,805	MYR	7/16/12	15,981,090	449,058	—
Norwegian Krone (NOK)	Buy	2,700	NOK	7/17/12	453,600	572	—
Norwegian Krone (NOK)	Sell	2,660	NOK	7/17/12-9/20/12	445,946	2,056	703
Singapore Dollar (SGD)	Sell	30	SGD	9/20/12	23,685	—	328

						472,146	1,013,914
RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	132	AUD	7/17/12	134,878	—	1,093
Australian Dollar (AUD)	Sell	32	AUD	7/17/12	32,698	—	321
British Pound Sterling (GBP)	Buy	58	GBP	7/17/12	90,833	515	—
British Pound Sterling (GBP)	Sell	2,595	GBP	7/23/12	4,063,954	9,620	—
Canadian Dollar (CAD)	Buy	30	CAD	7/17/12	29,455	97	—
Canadian Dollar (CAD)	Sell	251	CAD	7/17/12	246,443	4,560	—
Czech Koruna (CZK)	Sell	10,700	CZK	8/23/12	530,508	13,758	—
Hungarian Forint (HUF)	Sell	1,860,000	HUF	12/27/12	8,044,291	—	457,651
Norwegian Krone (NOK)	Buy	400	NOK	7/17/12	67,200	414	777
Norwegian Krone (NOK)	Sell	2,700	NOK	7/17/12	453,600	10,495	—
Polish Zloty (PLZ)	Sell	23,476	PLZ	7/16/12-7/17/12	7,032,056	283,371	34,922
Singapore Dollar (SGD)	Sell	210	SGD	7/17/12	165,778	258	539

						323,088	495,303
Standard Chartered Bank:
Colombian Peso (COP)	Sell	608,500	COP	7/17/12	339,991	—	1,747
Malaysian Ringgit (MYR)	Buy	35,400	MYR	7/9/12	11,140,809	—	460,043

						—	461,790
State Street:
New Turkish Lira (TRY)	Sell	22,000	TRY	7/16/12	12,119,712	—	145,738
Singapore Dollar (SGD)	Sell	7,190	SGD	7/16/12	5,675,918	51,477	10,874
South African Rand (ZAR)	Buy	520	ZAR	9/20/12	62,833	—	66
South African Rand (ZAR)	Sell	51,524	ZAR	7/16/12-7/17/12	6,287,062	130,750	22,089

						182,227	178,767

39	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts: Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
UBS Investment Bank
Indonesia Rupiah (IDR)	Buy	22,828,000	IDR	7/9/12	$2,427,552	$ —	$40,340
Westpac:
Australian Dollar (AUD)	Buy	38	AUD	7/17/12	38,828	820	—
Australian Dollar (AUD)	Sell	287	AUD	7/17/12	293,257	2,267	—
New Zealand Dollar (NZD)	Sell	131	NZD	7/17/12	104,738	—	2,389

						3,087	2,389

Total unrealized appreciation and depreciation						$8,168,663	$10,390,054

Futures Contracts as of June 29, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian (Commonwealth of) Bonds, 10 yr.	Sell	21	9/17/12	$2,696,525	$9,072
Australian Treasury Bonds, 3 yr.	Sell	130	9/17/12	14,688,080	14,892
Australian Treasury Bonds, 10 yr.	Buy	3	9/17/12	385,218	(91)
CBOE Volatility Index	Sell	60	8/21/12	1,317,000	119,315
Euro Buxl 30 yr. Bonds	Buy	18	9/6/12	2,982,688	(63,489)
Euro OAT	Buy	97	9/6/12	15,718,616	(125,650)
Euro-Bundesobligation	Buy	12	9/6/12	2,139,711	3,129
FTSE 100 Index	Sell	24	9/21/12	2,075,958	(49,488)
NIKKEI 225 Index	Sell	45	9/13/12	5,072,246	(383,443)
SPI 200 Index	Sell	20	9/20/12	2,076,169	28,720
Standard & Poor’s 500 E-Mini Index	Sell	662	9/21/12	44,896,840	(1,140,070)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	11	9/20/12	1,429,211	(26,247)
U.S. Treasury Long Bonds	Buy	591	9/19/12	87,449,531	39,752
U.S. Treasury Long Bonds	Sell	26	9/19/12	3,847,188	32,461
U.S. Treasury Nts., 2 yr.	Sell	793	9/28/12	174,608,688	109,752
U.S. Treasury Nts., 5 yr.	Sell	118	9/28/12	14,628,313	(27,370)
U.S. Treasury Nts., 5 yr.	Buy	153	9/28/12	18,967,219	(15,787)
U.S. Treasury Nts., 10 yr.	Buy	394	9/19/12	52,549,750	(84,055)
U.S. Treasury Nts., 10 yr.	Sell	781	9/19/12	104,165,875	43,452
U.S. Treasury Ultra Bonds	Buy	197	9/19/12	32,868,219	497,031

					$(1,018,114)

Written Options as of June 29, 2012 are as follows:
Description	Type	Numberof Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)	Call	21,900,000	1AUD per 1.050USD	8/28/12	$89,106	$(105,701)	$(16,595)
Australian Dollar (AUD)	Call	21,800,000	1AUD per 1.050USD	8/27/12	116,075	(103,444)	12,631
Australian Dollar (AUD)	Call	6,060,000	1AUD per 1.050USD	8/31/12	35,603	(30,689)	4,914
Australian Dollar (AUD)	Call	6,060,000	1AUD per 1.050USD	8/31/12	28,824	(28,824)	—
Euro (EUR) FX Futures, 9/17/12	Call	111	1.340	7/9/12	30,496	(694)	29,802
Euro (EUR) FX Futures, 9/17/12	Call	57	1.370	9/10/12	18,932	(4,988)	13,944
Euro (EUR) FX Futures, 9/17/12	Call	41	1.320	7/9/12	5,829	(513)	5,316
Euro (EUR) FX Futures, 9/17/12	Call	41	1.305	7/9/12	4,548	(1,538)	3,010

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR) FX Futures, 9/17/12	Put	496	$1.215	7/9/12	$64,997	$(9,300)	$55,697
Euro (EUR) FX Futures, 9/17/12	Put	414	1.220	7/9/12	223,568	(10,350)	213,218
Euro (EUR) FX Futures, 9/17/12	Put	283	1.175	7/9/12	67,047	(1,769)	65,278
Euro (EUR) FX Futures, 9/17/12	Put	281	1.180	7/9/12	29,595	(1,756)	27,839
Euro (EUR) FX Futures, 9/17/12	Put	134	1.165	7/9/12	15,555	(838)	14,717
Euro (EUR) FX Futures, 9/17/12	Put	113	1.100	9/10/12	57,873	(6,356)	51,517
Euro (EUR) FX Futures, 9/17/12	Put	105	1.155	7/9/12	15,271	(656)	14,615
Euro (EUR) FX Futures, 9/17/12	Put	89	1.210	7/9/12	9,094	(1,669)	7,425
Euro (EUR) FX Futures, 9/17/12	Put	23	1.240	7/9/12	42,514	(2,588)	39,926
Euro (EUR) FX Futures, 9/17/12	Put	21	1.120	7/9/12	2,058	(131)	1,927
Euro (EUR) FX Futures, 9/17/12	Put	9	1.180	9/10/12	19,448	(3,600)	15,848
Japanese Yen (JPY)	Call	366,000,460	1USD per 72JPY	5/31/13	85,817	(54,713)	31,104
Japanese Yen (JPY)	Call	207,905,000	1USD per 82JPY	9/20/12	53,624	(87,056)	(33,432)
Japanese Yen (JPY)	Put	204,000,000	1USD per 90JPY	3/29/13	38,647	(12,783)	25,864
Japanese Yen (JPY)	Put	482,917,273	1USD per 95JPY	5/31/13	22,217	(18,732)	3,485
Japanese Yen (JPY) Futures, 9/17/12	Call	123	132.500	7/9/12	13,644	(769)	12,875
Japanese Yen (JPY) Futures, 9/17/12	Call	43	135.000	9/10/12	23,585	(4,838)	18,747
Japanese Yen (JPY) Futures, 9/17/12	Call	41	138.000	9/10/12	11,979	(1,538)	10,441
Japanese Yen (JPY) Futures, 9/17/12	Call	18	129.500	7/9/12	422	(225)	197
Japanese Yen (JPY) Futures, 9/17/12	Put	114	112.000	9/10/12	7,028	(4,988)	2,040
Japanese Yen (JPY) Futures, 9/17/12	Put	113	110.000	9/10/12	6,342	(2,825)	3,517
Japanese Yen (JPY) Futures, 9/17/12	Put	112	122.000	7/9/12	10,133	(2,800)	7,333
Japanese Yen (JPY) Futures, 9/17/12	Put	106	121.000	7/9/12	5,725	(1,325)	4,400
Japanese Yen (JPY) Futures, 9/17/12	Put	89	121.500	7/9/12	3,810	(1,669)	2,141
Japanese Yen (JPY) Futures, 9/17/12	Put	61	120.500	7/9/12	692	(381)	311
Japanese Yen (JPY) Futures, 9/17/12	Put	41	122.500	7/9/12	6,086	(1,794)	4,292
Mexican Nuevo Peso (MXN)	Put	216,500,000	1USD per 14.94MXN	11/13/12	275,335	(168,004)	107,331
Mexican Nuevo Peso (MXN)	Put	211,055,000	1USD per 16.455MXN	11/30/12	214,839	(58,179)	156,660
Mexican Nuevo Peso (MXN)	Put	214,500,000	1USD per 14.800MXN	11/9/12	272,618	(178,580)	94,038
Russian Ruble (RUR)	Put	375,200,000	1USD per 38RUR	11/29/12	165,878	(90,025)	75,853
U.S. Treasury Nts., 10 yr. Futures, 9/19/12	Put	132	129.000	8/27/12	22,505	(12,375)	10,130

					$2,117,359	$(1,019,003)	$1,098,356

Credit Default Swap Contracts as of June 29, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Barrick Gold Corp.
Barclays Bank plc	Buy	$4,720	1.0%	6/20/17	$(55,255)	$144,702	$89,447

	Total	4,720			(55,255)	144,702	89,447
Brazil (Federative Republic of):
Deutsche Bank AG	Sell	3,720	1.0	6/20/17	33,143	(102,394)	(69,251)
Deutsche Bank AG	Sell	670	1.0	6/20/17	17,542	(18,442)	(900)

	Total	4,390			50,685	(120,836)	(70,151)
CDX Emerging Market Index, Series 17
Deutsche Bank AG	Buy	5,260	5.0	6/20/17	685,261	(518,344)	166,917

	Total	5,260			685,261	(518,344)	166,917

41	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Credit Default Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Dell, Inc.
Citibank NA	Buy	$4,660		1.0%	6/20/17	$(239,162)	$219,322	$(19,840)

	Total	4,660				(239,162)	219,322	(19,840)
Expedia, Inc.
Deutsche Bank AG	Sell	4,780		1.0	6/20/17	180,856	(171,804)	9,052

	Total	4,780				180,856	(171,804)	9,052
Freeport-McMoRan Copper & Gold, Inc.
JPMorgan Chase Bank NA	Buy	4,780		1.0	6/20/17	(123,734)	228,845	105,111

	Total	4,780				(123,734)	228,845	105,111
Gap, Inc. (The)
Bank of America NA	Sell	4,720		1.0	6/20/17	246,747	(257,990)	(11,243)

	Total	4,720				246,747	(257,990)	(11,243)
Halliburton Co.
Credit Suisse International	Buy	4,720		1.0	6/20/17	78,820	(33,164)	45,656

	Total	4,720				78,820	(33,164)	45,656
Hungary (Republic of):
HSBC Bank USA NA	Sell	1,640		1.0	6/20/17	293,847	(278,995)	14,852
UBS AG	Sell	1,640		1.0	6/20/17	299,906	(278,995)	20,911

	Total	3,280				593,753	(557,990)	35,763
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	3,100		1.3	3/24/13	—	(54,629)	(54,629)

	Total	3,100				—	(54,629)	(54,629)
iTraxx Europe Crossover Index Series 17 Version 1
JPMorgan Chase Bank NA	Buy	895	EUR	5.0	6/20/17	(68,344)	68,344	—

	Total	895	EUR			(68,344)	68,344	—
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	4,660		1.0	6/20/17	214,562	(152,405)	62,157

	Total	4,660				214,562	(152,405)	62,157
Nabors Industries, Inc.
Credit Suisse International	Buy	4,660		1.0	6/20/17	(194,125)	234,764	40,639

	Total	4,660				(194,125)	234,764	40,639
Peru (Republic of)
Deutsche Bank AG	Buy	2,000		1.0	6/20/17	(15,844)	58,578	42,734

	Total	2,000				(15,844)	58,578	42,734
Sherwin-Williams Co. (The)
Deutsche Bank AG	Sell	4,660		1.0	6/20/17	(75,618)	72,502	(3,116)

	Total	4,660				(75,618)	72,502	(3,116)
SLM Corp.
Bank of America NA	Sell	4,720		5.0	6/20/17	(162,650)	105,465	(57,185)

	Total	4,720				(162,650)	105,465	(57,185)

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Credit Default Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Spain (Kingdom of)
JPMorgan Chase Bank NA	Sell	$885	1.0%	6/20/22	$242,001	$(225,350)	$16,651

	Total	885			242,001	(225,350)	16,651

		Grand Total Buys			67,617	403,047	470,664

		Grand Total Sells			1,290,336	(1,363,037)	(72,701)

		Total Credit Default Swaps			$1,357,953	$(959,990)	$397,963

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$17,260,000	$—	A to BBB-
Non-Investment Grade Single Name Corporate Debt	9,380,000	—	BB+
Investment Grade Sovereign Debt	5,275,000	—	BBB+ to BBB
Non-Investment Grade Sovereign Debt	3,280,000	—	BB+

Total	$35,195,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of June 29, 2012 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	10,140	BRR	BZDI	9.020%	1/2/15	$65,394
Citibank NA	8,380	BRR	BZDI	9.490	1/2/14	90,349
Credit Suisse International	7,240	BRR	BZDI	9.010	1/2/15	10,113
Deutsche Bank AG	10,130	BRR	BZDI	9.050	1/2/15	69,763
Goldman Sachs International	11,550	BRR	BZDI	8.840	1/2/15	53,944
Goldman Sachs International	20,940	BRR	BZDI	8.330	1/2/14	60,935

Total	68,380	BRR				350,498
MXN TIIE BANXICO
Bank of America NA	22,600	MXN	MXN TIIE BANXICO	7.030	6/4/32	20,913
Six-Month AUD BBR BBSW:
Bank of America NA	1,260	AUD	Six-Month AUD BBR BBSW	3.950	6/13/22	(1,948)
Bank of America NA	1,305	AUD	Six-Month AUD BBR BBSW	3.888	6/27/22	(10,074)

Total	2,565	AUD				(12,022)

43	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts: Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Six-Month JPY BBA LIBOR
Goldman Sachs International	459,000	JPY	0.860%	Six-Month JPY BBA LIBOR	6/4/22	$(18,569)
Three-Month CAD BA CDOR:
Bank of America NA	1,860	CAD	Three-Month CAD BA CDOR	1.861%	3/28/17	30,892
Bank of America NA	6,225	CAD	Three-Month CAD BA CDOR	1.825	4/27/14	31,424
Bank of America NA	2,490	CAD	Three-Month CAD BA CDOR	1.950	4/27/15	26,699

Total	10,575	CAD				89,015
Three-Month NZD BBR FRA
Westpac Banking Corp.	7,740	NZD	Three-Month NZD BBR FRA	3.655	6/7/22	(75,918)
Three-Month SEK STIBOR SIDE
Goldman Sachs International	39,350	SEK	2.440	Three-Month SEK STIBOR SIDE	11/3/21	(110,130)
Three-Month USD BBA LIBOR
Barclays Bank plc	5,870		Three-Month USD BBA LIBOR	2.358	11/2/21	361,461

			Total Interest Rate Swaps			$605,248

Notional amount is reported in U.S. Dollars (USD), except for those		Abbreviations/Definitions are as follows:
denoted in the following currencies:		BA CDOR	Canada Bankers Acceptances Deposit
AUD	Australian Dollar		Offering Rate
BRR	Brazilian Real	BANXICO	Banco de Mexico
CAD	Canadian Dollar	BBA LIBOR	British Bankers’ Association London-Interbank
JPY	Japanese Yen		Offered Rate
MXN	Mexican Nuevo Peso	BBR	Bank Bill Rate
NZD	New Zealand Dollar	BBR BBSW	Bank Bill Swap Reference Rate
SEK	Swedish Krona		(Australian Financial Market)
		BZDI	Brazil Interbank Deposit Rate
		FRA	Forward Rate Agreement
		STIBOR SIDE	Stockholm Interbank Offered Rate
		TIIE	Interbank Equilibrium Interest Rate

Total Return Swap Contracts as of June 29, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	404,272	JPY	One-Month JPY BBA LIBOR plus 53 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/16/13	$452,541

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities: Continued
Citibank NA	4,305	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	$9,211
Citibank NA	4,302	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	42,295
Goldman Sachs International	32,021	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	6/11/13	305,081
Goldman Sachs International	22,805		One-Month USD BBA LIBOR plus 18 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	6/6/13	1,209,402
Morgan Stanley & Co. International plc	1,412	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/10/13	106,772
UBS AG	3,131		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	4/5/13	198,190

					Reference Entity Total	2,323,492
HANG SENG Index (The) Futures Contract expiring 7/30/12
Goldman Sachs International	36,944	HKD	If positive, the Total Return of the HANG SENG Index (The) Futures Contract expiring 7/30/12	If negative, the absolute value of the Total Return of the HANG SENG Index (The) Futures Contract expiring 7/30/12	8/6/12	(126,498)
IBOVESPA Futures Contract expiring 8/15/12
UBS AG	1,632		If positive, the Total Return of the IBOVESPA Futures Contract expiring 8/15/12	If negative, the absolute value of the Total Return of the IBOVESPA Futures Contract expiring 8/15/12 plus 5 basis points	8/17/12	(53,669)

				Total of Total Return Swaps		$2,143,325

45	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen

Abbreviations are as follows:
BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBOVESPA	Index of stocks that trade on the Sao Paulo, Mercantile & Futures Exchange

Volatility Swaps as of June 29, 2012 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CHF Spot Exchange Rate:
Bank of America NA	56 AUD		The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 6/25/12 to 7/25/12	8.150%	7/27/12	$(1,717)
Goldman Sachs International	59	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 5/31/12 to 7/3/12	10.150	7/5/12	137,076
Goldman Sachs International	56	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 6/13/12 to 7/12/12	9.800	7/16/12	138,480

				Reference Entity Total		273,839
CHF/JPY Spot Exchange Rate:
Bank of America NA	51	CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the period 6/18/12 to 7/18/12	13.050	7/20/12	(74,463)
Credit Suisse (USA) LLC	51	CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the period 6/14/12 to 7/16/12	14.550	7/18/12	54,151
Royal Bank of Scotland plc (The)	50	CHF	The Historic Volatility of the mid CHF/JPY spot exchange rate during the period 6/19/12 to 7/19/12	12.250	7/23/12	(122,265)

				Reference Entity Total		(142,577)

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
CHF/NOK Spot Exchange Rate
Credit Suisse International	50	CHF	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 6/20/12 to 7/19/12	5.800%	7/23/12	$14,404
CHF/SEK Spot Exchange Rate
Royal Bank of Scotland plc (The)	51	CHF	The Historic Volatility of the mid CHF/SEK spot exchange rate during the period 6/21/12 to 7/24/12	5.750	7/26/12	14,032
GBP/CAD Spot Exchange Rate:
Bank of America NA	24	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 6/8/12 to 7/10/12	7.600	7/12/12	19,155
Bank of America NA	23	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 6/7/12 to 7/9/12	8.000	7/11/12	32,459
Royal Bank of Scotland plc (The)	23	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 6/6/12 to 7/5/12	8.550	7/9/12	61,240

				Reference Entity Total		112,854
GBP/NZD Spot Exchange Rate:
Bank of America NA	23	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 6/26/12 to 7/26/12	8.250	7/30/12	(23,139)
Credit Suisse International	23	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 6/22/12 to 7/24/12	8.550	7/26/12	(5,421)
Goldman Sachs International	23	GBP	The Historic Volatility of the mid GBP/NZD spot exchange rate during the period 6/28/12 to 7/31/12	8.350	8/2/12	(12,728)

			Reference Entity Total			(41,288)

47	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Volatility Swaps: Continued
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
NZD/CHF Spot Exchange Rate
Bank of America NA	98	NZD	The Historic Volatility of the mid NZD/CHF spot exchange rate during the period 6/5/12 to 7/5/12	10.600%	7/9/12	$144,393
USD/CHF Spot Exchange Rate
Royal Bank of Scotland plc (The)	56		The Historic Volatility of the mid USD/CHF spot exchange rate during the period 6/11/12 to 7/11/12	12.650	7/13/12	92,919
USD/NZD Spot Exchange Rate
Credit Suisse International	56		The Historic Volatility of the mid USD/NZD spot exchange rate during the period 6/27/12 to 7/27/12	10.900	7/31/12	(114,646)
USD/SEK Spot Exchange Rate:
Credit Suisse International	56		The Historic Volatility of the mid USD/SEK spot exchange rate during the period 6/12/12 to 7/12/12	13.700	7/16/12	61,904
Credit Suisse International	56		The Historic Volatility of the mid USD/SEK spot exchange rate during the period 6/4/12 to 7/5/12	13.600	7/9/12	98,975
Royal Bank of Scotland plc (The)	56		The Historic Volatility of the mid USD/SEK spot exchange rate during the period 6/1/12 to 7/3/12	14.100	7/5/12	100,452
Royal Bank of Scotland plc (The)	56		The Historic Volatility of the mid USD/SEK spot exchange rate during the period 6/15/12 to 7/17/12	13.400	7/19/12	41,493

				Reference Entity Total		302,824

				Total Volatility Swaps		$656,754

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pounds Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of June 29, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$9,440		$(152,525)
	Interest Rate	2,565	AUD	(12,022)
	Interest Rate	10,140	BRR	65,394
	Interest Rate	10,575	CAD	89,015
	Interest Rate	22,600	MXN	20,913
	Volatility	56	AUD	(1,717)
	Volatility	51	CHF	(74,463)
	Volatility	70	GBP	28,475
	Volatility	98	NZD	144,393

				107,463
Barclays Bank plc:
	Credit Default Buy Protection	4,720		144,702
	Interest Rate	5,870		361,461

				506,163
Citibank NA:
	Credit Default Buy Protection	4,660		219,322
	Interest Rate	8,380	BRR	90,349
	Total Return	4,305	AUD	9,211
	Total Return	4,302	CAD	42,295
	Total Return	404,272	JPY	452,541

				813,718
Credit Suisse (USA) LLC	Volatility	51	CHF	54,151
Credit Suisse International:
	Credit Default Buy Protection	9,380		201,600
	Interest Rate	7,240	BRR	10,113
	Volatility	50	CHF	14,404
	Volatility	23	GBP	(5,421)
	Volatility	168		46,233

				266,929
Deutsche Bank AG:
	Credit Default Buy Protection	7,260		(459,766)
	Credit Default Sell Protection	18,490		(372,543)
	Interest Rate	10,130	BRR	69,763

				(762,546)

49	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Swap Summary: Continued
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Goldman Sachs International:
	Interest Rate	32,490	BRR	$114,879
	Interest Rate	459,000	JPY	(18,569)
	Interest Rate	39,350	SEK	(110,130)
	Total Return	68,965	HKD	178,583
	Total Return	22,805		1,209,402
	Volatility	115	AUD	275,556
	Volatility	23	GBP	(12,728)

				1,636,993
HSBC Bank USA NA	Credit Default Sell Protection	1,640		(278,995)
JPMorgan Chase Bank NA:
	Credit Default Buy Protection	895	EUR	68,344
	Credit Default Buy Protection	4,780		228,845
	Credit Default Sell Protection	885		(225,350)

				71,839
Morgan Stanley & Co. International plc	Total Return	1,412	GBP	106,772
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	3,100		(54,629)
Royal Bank of Scotland plc (The):
	Volatility	101	CHF	(108,233)
	Volatility	23	GBP	61,240
	Volatility	168		234,864

				187,871
UBS AG:
	Credit Default Sell Protection	1,640		(278,995)
	Total Return	4,763		144,521

				(134,474)
Westpac Banking Corp.	Interest Rate	7,740	NZD	(75,918)

		Total Swaps		$2,445,337

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar	HKD	Hong Kong Dollar
BRR	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Nuevo Peso
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	British Pounds Sterling

As of June 29, 2012, the Fund had entered into the following written swaption contracts:
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 17 Version 1:
Bank of America NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Bought Protection on iTraxx Europe Crossover Series 17 Version 1; Termination Date: 6/20/17	Index Credit Default Pay Fixed	1,255	EUR	9/20/12	$3,617	$(5,263)	$(1,646)

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

As of June 29, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 17 Version 1: Continued
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Sold Protection on iTraxx Europe Crossover Series 17 Version 1; Received: 5%; Termination Date: 6/20/17	Index Credit Default Pay Floating	1,280	EUR	9/20/12	$20,589	$(18,311)	$2,278

						24,206	(23,574)	632
Six-Month EUR EURIBOR:
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 11/17/42	Interest Rate Pay Fixed	14,850	EUR	11/16/12	805,251	(911,608)	(106,357)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.65%; Received: Six-Month EUR EURIBOR; Termination Date: 12/1/42	Interest Rate Pay Fixed	14,900	EUR	11/30/12	750,380	(851,045)	(100,665)

		Total where Fund pays a fixed rate				1,555,631	(1,762,653)	(207,022)

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.70%; Termination Date: 5/8/24	Interest Rate Pay Floating	11,970	EUR	5/7/14	527,996	(506,184)	21,812

		Total where Fund pays a floating rate				527,996	(506,184)	21,812

					Total	2,083,627	(2,268,837)	(185,210)
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.29%; Received: Six-Month GBP BBA LIBOR; Termination Date: 6/26/23	Interest Rate Pay Fixed	10,275	GBP	6/27/13	470,143	(433,846)	36,297

51	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

As of June 29, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR: Continued
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Pay Fixed	500	GBP	2/15/13	$49,596	$(61,890)	$(12,294)

		Total where Fund pays a fixed rate				519,739	(495,736)	24,003

Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.29%; Termination Date: 6/26/23	Interest Rate Pay Floating	10,275	GBP	6/27/13	470,143	(502,406)	(32,263)

		Total where Fund pays a floating rate				470,143	(502,406)	(32,263)

					Total	989,882	(998,142)	(8,260)
Three-Month CAD BA CDOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.59%; Received: Three-Month CAD BA CDOR; Termination Date: 8/7/14	Interest Rate Pay Fixed	2,485	CAD	8/8/12	7,239	(15,720)	(8,481)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.30%; Received: Three-Month CAD BA CDOR; Termination Date: 9/5/22	Interest Rate Pay Fixed	4,970	CAD	9/6/12	53,495	(96,876)	(43,381)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2255%; Received: Three-Month CAD BA CDOR; Termination Date: 9/27/22	Interest Rate Pay Fixed	10,260	CAD	9/28/12	166,089	(160,696)	5,393
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.5375%; Received: Three-Month CAD BA CDOR; Termination Date: 8/13/13	Interest Rate Pay Fixed	6,220	CAD	8/14/12	8,390	(20,489)	(12,099)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.525%; Received: Three-Month CAD BA CDOR; Termination Date: 8/3/13	Interest Rate Pay Fixed	6,215	CAD	8/6/12	7,856	(19,694)	(11,838)

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

As of June 29, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month CAD BA CDOR: Continued
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.53%; Received: Three-Month CAD BA CDOR; Termination Date: 9/24/22	Interest Rate Pay Fixed	5,010	CAD	9/25/12	$56,687	$(175,755)	$(119,068)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.61%; Received: Three-Month CAD BA CDOR; Termination Date: 9/21/22	Interest Rate Pay Fixed	10,000	CAD	9/24/12	113,883	(406,434)	(292,551)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.27%; Received: Three-Month CAD BA CDOR; Termination Date: 8/27/22	Interest Rate Pay Fixed	9,945	CAD	8/28/12	112,485	(170,794)	(58,309)

						526,124	(1,066,458)	(540,334)
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2825%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/11/22	Interest Rate Pay Fixed	20,095		10/10/12	476,252	(892,636)	(416,384)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.93%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/18/22	Interest Rate Pay Fixed	19,810		8/17/12	213,948	(292,590)	(78,642)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/22	Interest Rate Pay Fixed	145,605		11/9/12	1,314,085	(2,642,777)	(1,328,692)

		Total where Fund pays a fixed rate				2,004,285	(3,828,003)	(1,823,718)

53	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

As of June 29, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3%; Termination Date: 8/22/42	Interest Rate Pay Floating	$10,110		8/21/12	$93,518	$(25,010)	$68,508
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 4/27/22	Interest Rate Pay Floating	20,515		4/26/17	681,481	(468,746)	212,735
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.115%; Termination Date: 10/1/12	Interest Rate Pay Floating	23,230		10/1/12	84,209	(2,508)	81,701
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.80%; Termination Date: 6/13/23	Interest Rate Pay Floating	25,380		6/12/13	304,560	(256,139)	48,421

		Total where Fund pays a floating rate				1,163,768	(752,403)	411,365

					Total	3,168,053	(4,580,406)	(1,412,353)
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%, Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Pay Fixed	17,000	ZAR	11/13/12	22,009	(37,125)	(15,116)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Pay Fixed	17,090	ZAR	11/20/12	22,519	(38,239)	(15,720)

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

As of June 29, 2012, the Fund had entered into the following written swaption contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month ZAR JIBAR SAFEX: Continued
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Pay Fixed	17,265	ZAR	12/19/12	$22,751	$(42,315)	$(19,564)

						67,279	(117,679)	(50,400)

		Total Written Swaptions				$6,859,171	$(9,055,096)	$(2,195,925)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
ZAR	South African Rand

Abbreviations/Definitions are as follows:
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 17 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

See accompanying Notes to Financial Statements.

55	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,312,620,945)	$2,261,787,555
Affiliated companies (cost $419,900,287)	417,915,552
Wholly-owned subsidiary (cost $1,500,000)	1,457,156
2,681,160,263
Cash	691,634
Unrealized appreciation on foreign currency exchange contracts	8,168,663
Appreciated swaps, at value (upfront payments paid $388,958)	4,823,401
Depreciated swaps, at value (upfront payments paid $477,430)	397,289
Swaps, at value (upfront payments paid $68,344)	68,344
Receivables and other assets:
Investments sold (including $129,326,964 sold on a when-issued or delayed delivery basis)	395,943,597
Interest, dividends and principal paydowns	26,669,532
Closed foreign currency contracts	4,297,334
Shares of beneficial interest sold	671,405
Futures margins	618,166
Other	1,775,594
Total assets	3,125,285,222
Liabilities
Bank overdraft-foreign currencies (cost $0)	835,564
Appreciated options written, at value (premiums received $1,945,805)	797,422
Depreciated options written, at value (premiums received $142,730)	192,757
Options written, at value (premiums received $28,824)	28,824
Appreciated swaptions written, at value (premiums received $2,348,585)	1,871,440
Depreciated swaptions written, at value (premiums received $4,510,586)	7,183,656
Unrealized depreciation on foreign currency exchange contracts	10,390,054
Appreciated swaps, at value (upfront payments received $1,995,253)	1,659,057
Depreciated swaps, at value (upfront payments received $297,432)	1,184,640
Payables and other liabilities:
Investments purchased (including $463,057,309 purchased on a when-issued or delayed delivery basis)	720,695,490
Futures margins	3,214,082
Closed foreign currency contracts	1,520,675
Shares of beneficial interest redeemed	1,449,345
Foreign capital gains tax	363,980
Distribution and service plan fees	340,920
Transfer and shareholder servicing agent fees	191,160
Shareholder communications	99,809
Trustees’ compensation	45,578
Other	17,439
Total liabilities	752,081,892

Net Assets	$2,373,203,330

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Composition of Net Assets
Par value of shares of beneficial interest	$440,927
Additional paid-in capital	2,378,577,585
Accumulated net investment income	83,580,292
Accumulated net realized loss on investments and foreign currency transactions	(35,236,076)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(54,159,398)
Net Assets	$2,373,203,330
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $682,151,256 and 128,746,838 shares of beneficial interest outstanding)	$5.30
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,691,052,074 and 312,180,407 shares of beneficial interest outstanding)	$5.42

See accompanying Notes to Financial Statements.

57	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,368,884
Dividends	2,931
Expenses[3]	(114,704)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,257,111
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	11,778,054
Dividends	14,777
Expenses[4]	(527,538)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	11,265,293
Total allocation of net investment income from master funds	13,522,404
Investment Income
Interest	63,384,603
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,358)	101,355
Affiliated companies	73,941
Fee income on when-issued securities	905,267
Total investment income	64,465,166
Expenses
Management fees	6,745,056
Distribution and service plan fees—Service shares	2,072,064
Transfer and shareholder servicing agent fees:
Non-Service shares	337,190
Service shares	828,810
Shareholder communications:
Non-Service shares	23,614
Service shares	58,037
Custodian fees and expenses	106,275
Trustees’ compensation	26,531
Administration service fees	750
Other	95,661
Total expenses	10,293,988
Less waivers and reimbursements of expenses	(636,484)
Net expenses	9,657,504

Net Investment Income	68,330,066

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

2. The Fund invests in certain affiliated Mutual Funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Notes

3. Net of expense waivers and/or reimbursements $1,327.

4. Net of expense waivers and/or reimbursements $6,636.

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(15,374,381)
Distributions received from affiliated companies	5,553
Closing and expiration of option contracts written	6,753,263
Closing and expiration of swaption contracts written	4,203,777
Closing and expiration of futures contracts	5,329,556
Foreign currency transactions	(17,893,517)
Swap contracts	790,410
Increase from payment by affiliate	7,699
Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,182,980)
Oppenheimer Master Loan Fund, LLC	(2,163,697)
Net realized loss	(20,524,317)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $313,555)	69,240,957
Translation of assets and liabilities denominated in foreign currencies	12,790,791
Futures contracts	(3,068,079)
Option contracts written	(9,872)
Swaption contracts written	(2,815,861)
Swap contracts	2,589,150
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	1,651,580
Oppenheimer Master Loan Fund, LLC	5,903,484
Net change in unrealized appreciation/depreciation	86,282,150

Net Increase in Net Assets Resulting from Operations	$134,087,899

See accompanying Notes to Financial Statements.

59	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$68,330,066	$149,720,270
Net realized gain (loss)	(20,524,317)	38,586,175
Net change in unrealized appreciation/depreciation	86,282,150	(168,669,648)
Net increase in net assets resulting from operations	134,087,899	19,636,797
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(41,097,829)	(23,004,040)
Service shares	(95,632,597)	(46,831,691)
	(136,730,426)	(69,835,731)
Distributions from net realized gain:
Non-Service shares	(7,582,316)	(8,843,118)
Service shares	(18,415,501)	(20,376,612)
	(25,997,817)	(29,219,730)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	43,399,683	(39,359,888)
Service shares	105,453,893	(10,325,962)
	148,853,576	(49,685,850)
Net Assets
Total increase (decrease)	120,213,232	(129,104,514)
Beginning of period	2,252,990,098	2,382,094,612
End of period (including accumulated net investment income of $83,580,292 and $151,980,652, respectively)	$2,373,203,330	$2,252,990,098

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$5.38	$5.58	$5.30	$4.49	$5.56	$5.26
Income (loss) from investment operations:
Net investment income[2]	.17	.36	.34	.30	.30	.28
Net realized and unrealized gain (loss)	.15	(.31)	.40	.53	(1.04)	.21
Total from investment operations	.32	.05	.74	.83	(.74)	.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.18)	(.46)	(.02)	(.27)	(.19)
Distributions from net realized gain	(.06)	(.07)	—	—[3]	(.06)	—
Total dividends and distributions to shareholders	(.40)	(.25)	(.46)	(.02)	(.33)	(.19)
Net asset value, end of period	$5.30	$5.38	$5.58	$5.30	$4.49	$5.56
Total Return, at Net Asset Value[4]	6.13%	0.85%	14.97%	18.83%	(14.21)%	9.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$682,151	$648,084	$711,755	$757,772	$648,570	$734,611
Average net assets (in thousands)	$678,275	$694,868	$737,071	$681,926	$753,062	$664,668
Ratios to average net assets:[5,6]
Net investment income	6.04%	6.50%	6.47%	6.20%	5.78%	5.34%
Total expenses	0.76%[7]	0.77%[7]	0.75%[8]	0.67%[8]	0.59%[8]	0.59%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[9]	0.71%[9]	0.71%	0.64%	0.57%	0.57%
Portfolio turnover rate[10]	45%	49%	99%	110%	86%	76%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.77%
Year Ended December 30, 2011	0.78%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%
Year Ended December 31, 2007	0.61%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.72%
Year Ended December 30, 2011	0.72%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$1,207,855,796	$971,057,466
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096

See accompanying Notes to Financial Statements.

61	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$5.49	$5.68	$5.38	$4.56	$5.65	$5.34
Income (loss) from investment operations:
Net investment income[2]	.16	.35	.33	.29	.29	.28
Net realized and unrealized gain (loss)	.16	(.31)	.42	.54	(1.06)	.22
Total from investment operations	.32	.04	.75	.83	(.77)	.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.16)	(.45)	(.01)	(.26)	(.19)
Distributions from net realized gain	(.06)	(.07)	—	— [3]	(.06)	—
Total dividends and distributions to shareholders	(.39)	(.23)	(.45)	(.01)	(.32)	(.19)
Net asset value, end of period	$5.42	$5.49	$5.68	$5.38	$4.56	$5.65
Total Return, at Net Asset Value[4]	5.92%	0.65%	14.77%	18.41%	(14.49)%	9.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,691,052	$1,604,906	$1,670,340	$3,656,726	$2,810,315	$2,876,016
Average net assets (in thousands)	$1,667,244	$1,673,715	$2,485,427	$3,143,836	$3,152,967	$2,075,028
Ratios to average net assets:[5,6]
Net investment income	5.79%	6.25%	6.15%	5.95%	5.54%	5.08%
Total expenses	1.01%[7]	1.02%[7]	0.99%[8]	0.92%[8]	0.84%[8]	0.84%[8]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%[9]	0.96%[9]	0.95%	0.89%	0.82%	0.82%
Portfolio turnover rate[10]	45%	49%	99%	110%	86%	76%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.02%
Year Ended December 30, 2011	1.03%

8. Total expenses including all affiliated fund expenses were as follows:

Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%
Year Ended December 31, 2007	0.86%

9. Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	0.97%
Year Ended December 30, 2011	0.97%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 29, 2012	$1,207,855,796	$971,057,466
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096

See accompanying Notes to Financial Statements.

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 29, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$463,057,309
Sold securities	129,326,964

63	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 29, 2012 is as follows:

Cost	$33,477,648
Market Value	$9,909,456
Market Value as a % of Net Assets	0.42%

Investment in Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended June 29, 2012, the Subsidiary has a deficit of $25,363 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

65	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $792,837. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $20,524,317 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,743,468,818
Federal tax cost of other investments	(164,966,976)

Total federal tax cost	$2,578,501,842

Gross unrealized appreciation	$148,038,333
Gross unrealized depreciation	(209,069,950)

Net unrealized depreciation	$(61,031,617)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

67	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s

69	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,457,156	$—	$1,457,156
Asset-Backed Securities	—	35,638,045	11,991,800	47,629,845
Corporate Loans	—	1,701,789	4,250,313	5,952,102
Mortgage-Backed Obligations	—	701,461,034	—	701,461,034
U.S. Government Obligations	—	95,230,418	—	95,230,418
Foreign Government Obligations	—	684,447,512	—	684,447,512
Loan Participations	—	21,433,328	—	21,433,328
Corporate Bonds and Notes	391,955	620,785,971	—	621,177,926
Preferred Stocks	—	3,919,534	—	3,919,534
Common Stocks	2,534,452	3,317,860	—	5,852,312
Rights, Warrants and Certificates	—	—	420	420
Structured Securities	—	65,034,354	36,387	65,070,741
Options Purchased	349,508	5,636,209	—	5,985,717
Swaptions Purchased	—	3,626,666	—	3,626,666
Investment Companies	54,617,427	363,298,125	—	417,915,552

Total Investments, at Value	57,893,342	2,606,988,001	16,278,920	2,681,160,263
Other Financial Instruments:
Appreciated swaps, at value	—	4,823,401	—	4,823,401
Depreciated swaps, at value	—	397,289	—	397,289
Swaps, at value	—	68,344	—	68,344
Futures margins	618,166	—	—	618,166
Foreign currency exchange contracts	—	8,168,663	—	8,168,663

Total Assets	$58,511,508	$2,620,445,698	$16,278,920	$2,695,236,126

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(1,659,057)	$—	$(1,659,057)
Depreciated swaps, at value	—	(1,184,640)	—	(1,184,640)
Appreciated options written, at value	(82,273)	(715,149)	—	(797,422)
Depreciated options written, at value	—	(192,757)	—	(192,757)
Options written, at value	—	(28,824)	—	(28,824)

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Appreciated swaptions written, at value	$—	$(1,871,440)	$—	$(1,871,440)
Depreciated swaptions written, at value	—	(7,183,656)	—	(7,183,656)
Futures margins	(3,214,788)	—	—	(3,214,788)
Foreign currency exchange contracts	—	(10,390,054)	—	(10,390,054)

Total Liabilities	$(3,297,061)	$(23,225,577)	$—	$(26,522,638)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 3 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$208,932	$(208,932)
Preferred Stocks	2,968,560	(2,968,560)

Total Assets	$3,177,492	$(3,177,492)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	7,168,231	$39,885,007	11,331,249	$62,405,055
Dividends and/or distributions reinvested	9,254,780	48,680,145	5,843,515	31,847,158
Redeemed	(8,088,128)	(45,165,469)	(24,340,756)	(133,612,101)

Net increase (decrease)	8,334,883	$43,399,683	(7,165,992)	$(39,359,888)

Service Shares
Sold	16,240,758	$92,301,966	30,704,662	$172,623,711
Dividends and/or distributions reinvested	21,198,531	114,048,098	12,087,824	67,208,303
Redeemed	(17,751,813)	(100,896,171)	(44,589,582)	(250,157,976)

Net increase (decrease)	19,687,476	$105,453,893	(1,797,096)	$(10,325,962)

71	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in the Subsidiary and IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$755,004,611	$739,492,339
U.S. government and government agency obligations	77,990,595	85,207,360
To Be Announced (TBA) mortgage-related securities	1,207,855,796	971,057,466

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $1,166,145 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended June 29, 2012, the Manager waived $5,474.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $631,010 for management fees.

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

During the six months ended June 29, 2012, the Manager voluntarily reimbursed the Fund $7,699 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than .005%.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

73	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 29, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $27,017,906, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,604,318 as of June 29, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 29, 2012 the Fund has required certain counterparties to post collateral of $13,604,449.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of June 29, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $3,885,536 for which the Fund has posted collateral of $3,215,701. If a contingent feature would

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

have been triggered as of June 29, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Appreciated swaps, at value	$666,889		Appreciated swaps, at value	$1,659,057
Credit contracts	Depreciated swaps, at value	397,289		Depreciated swaps, at value	433,455
Credit contracts	Swaps, at value	68,344
Equity contracts	Appreciated swaps, at value	2,323,492		Depreciated swaps, at value	180,167
Interest rate contracts	Appreciated swaps, at value	821,887		Depreciated swaps, at value	216,639
Volatility contracts	Appreciated swaps, at value	1,011,133		Depreciated swaps, at value	354,379
Equity contracts	Futures margins	81,000	*	Futures margins	1,271,943	*
Interest rate contracts	Futures margins	537,166	*	Futures margins	1,942,139	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	8,168,663		Unrealized depreciation on foreign currency exchange contracts	10,390,054
Foreign exchange contracts	Closed foreign currency contracts	4,297,334		Closed foreign currency contracts	1,520,675
Foreign exchange contracts				Appreciated options written, at value	785,047
Foreign exchange contracts				Depreciated options written, at value	192,757
Foreign exchange contracts				Options written, at value	28,824
Interest rate contracts				Appreciated options written, at value	12,375
Interest rate contracts				Appreciated swaptions written, at value	1,853,129
Credit contracts				Appreciated swaptions written, at value	18,311
Credit contracts				Depreciated swaptions written, at value	5,263
Interest rate contracts				Depreciated swaptions written, at value	7,178,393
Foreign exchange contracts	Investments, at value	5,839,742	**
Credit contracts	Investments, at value	49,689	**
Interest rate contracts	Investments, at value	3,722,952	**

Total		$27,985,580			$28,042,607

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

75	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$12,172	$—	$—	$—	$(374,581)	$(362,409)
Equity contracts	—	—	—	(2,994,279)	—	(1,366,177)	(4,360,456)
Foreign exchange contracts	(2,732,927)	—	2,787,992	466,168	(556,221)	16,034	(18,954)
Interest rate contracts	(9,675,398)	4,191,605	3,965,271	7,857,667	—	404,722	6,743,867
Volatility contracts	—	—	—	—	—	2,110,412	2,110,412

Total	$(12,408,325)	$4,203,777	$6,753,263	$5,329,556	$(556,221)	$790,410	$4,112,460

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$2,608	$—	$632	$—	$—	$348,002	$351,242
Equity contracts	—	—	—	(1,117,547)	—	1,773,961	656,414
Foreign exchange contracts	1,983,850	277,256	—	—	514,526	573	2,776,205
Interest rate contracts	(5,616,846)	(287,128)	(2,816,493)	(1,950,532)	—	72,361	(10,598,638)
Volatility contracts	—	—	—	—	—	394,253	394,253

Total	$(3,630,388)	$(9,872)	$(2,815,861)	$(3,068,079)	$514,526	$2,589,150	$(6,420,524)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 29, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $329,477,040 and $651,691,615, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $339,341,055 and $213,803,172 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

77	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $2,755,085 and $1,162,396 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $561,513 and $1,068,989 on written call options and written put options, respectively.

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended June 29, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 30, 2011	115,871,391,682	$2,007,763	134,242,404,666	$1,464,690
Options written	4,322,949,247	2,760,996	5,447,412,080	9,721,643
Options closed or expired	(118,183,704,994)	(3,919,353)	(135,672,386,467)	(9,208,660)
Options exercised	(1,380,910,000)	(330,922)	(2,313,255,270)	(378,798)

Options outstanding as of June 29, 2012	629,725,935	$518,484	1,704,175,009	$1,598,875

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This

79	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the six months ended June 29, 2012, the Fund had ending monthly average notional amounts of $51,170,375 and $43,637,143 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended June 29, 2012, the Fund had ending monthly average notional amounts of $34,135,494 and $76,280,326 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the six months ended June 29, 2012, the Fund had ending monthly average notional amounts of $51,714,393 and $11,228,926 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the six months ended June 29, 2012, the Fund had ending monthly average notional amounts of $314,286 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 29, 2012, the Fund had no such currency swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

81	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

For the six months ended June 29, 2012, the Fund had ending monthly average notional amounts of $96,265 and $548,204 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $5,541,169 and $6,860,303 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended June 29, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of December 30, 2011	$385,315,000	$8,188,797
Swaptions written	1,820,740,000	10,976,007
Swaptions closed or expired	(1,759,540,000)	(12,152,785)
Swaptions exercised	(10,005,000)	(152,848)

Swaptions outstanding as of June 29, 2012	$436,510,000	$6,859,171

7. Restricted Securities

As of June 29, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement

83	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

8. Pending Litigation Continued

between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

SPECIAL SHAREHOLDER MEETING (Unaudited)

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Global Strategic Income Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
358,547,893	19,482,394	14,893,181	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
361,080,204	18,855,930	12,987,334	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
358,491,763	18,973,715	15,457,991	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
358,157,455	19,006,813	15,759,201	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
359,289,237	19,591,634	14,042,597	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
357,467,844	20,137,700	15,317,925	N/A

85	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

SPECIAL SHAREHOLDER MEETING (Unaudited) / Continued

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
359,132,796	19,166,435	14,624,238	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
358,787,656	19,495,268	14,640,545	N/A

2i: Convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain	Broker Non Vote
354,999,142	20,479,311	17,445,016	N/A

2j: Approve a change in the fund’s investment objective

For	Against	Abstain	Broker Non Vote
358,711,219	19,198,770	15,013,479	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

87	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Financial Statements for Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. for the Six Months Ended June 29, 2012

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Cash	1,462,131
Receivables and other assets:
Other	6,824
Total assets	1,468,955
Liabilities
Payables and other liabilities:
Auditing and other professional fees	11,795
Other	4
Total liabilities	11,799
Net Assets	$1,457,156
Composition of Net Assets
Par value of shares of beneficial interest	$150
Additional paid-in capital	1,499,850
Accumulated net investment loss	(42,844)
Net Assets—applicable to 15,000 shares of beneficial interest outstanding	$1,457,156
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$97.14

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

89	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Expenses
Management fees	$5,474
Auditing and other professional fees	12,861
Directors’ compensation	5,939
Custodian fees and expenses	972
Other	117
Total expenses	25,363
Net Investment Loss	(25,363)
Net Decrease in Net Assets Resulting from Operations	$(25,363)
1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

90	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (CAYMAN) LTD.

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Period Ended December 30, 2011[1,2]
Operations
Net investment loss	$(25,363)	$(17,481)
Net decrease in net assets resulting from operations	(25,363)	(17,481)
Capital Transactions
Net increase in net assets resulting from capital transactions	—	1,500,000
Net Assets
Total increase (decrease)	(25,363)	1,482,519
Beginning of period	1,482,519	—
End of period (including accumulated net investment loss of $42,844 and $17,481, respectively)	$1,457,156	$1,482,519

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from November 21, 2011 (commencement of operations) through December 30, 2011.

See accompanying Notes to Financial Statements.

91	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds (“ETF”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of June 29, 2012, 100% of the Fund was owned by Oppenheimer Global Strategic Income Fund/VA (“OGSIFVA”). The Manager is also the investment adviser of OGSIFVA.

The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of June 29, 2012, the directors have not designated classes or series of outstanding participating shares. During the six months ended June 29, 2012, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

92	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

93	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

94	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 15,000 participating shares for $1,500,000 on November 21, 2011 in conjunction with OGSI’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.

Capital transactions were as follows:

	Six Months Ended June 29, 2012	Period Ended December 30, 2011[1]
	Amount	Amount
Contributions	$—	$ 1,500,000
Withdrawals	—	—

Net increase	$—	$1,500,000

1. For the period from November 21, 2011 (commencement of operations) to December 30, 2011.

4. Expenses

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.375%
Next $200 million	0.360
Next $200 million	0.345
Next $200 million	0.330
Next $200 million	0.300
Over $1 billion	0.250

The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.

5. Financial Highlights

The following represents the total return of the Fund for the six months ended June 29, 2012. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Six Months Ended June 29, 2012	(1.71)%
Period Ended December 30, 2011[1]	(1.17)%

95	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

5. Financial Highlights Continued

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

	Six Months Ended June 29, 2012	Period Ended December 30, 2011[1]
Ratios to average net assets:
Net investment loss	(3.48)%	(10.44)%
Total expenses	3.48%	10.44%

1. For the period from November 21, 2011 (commencement of operations) through December 30, 2011.

6. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an

96	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

7. Subsequent Events Evaluation

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 16, 2012, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

97	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER  GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Arthur P. Steinmetz, Vice President

Krishna Memani, Vice President

Joseph Welsh, Vice President

Sara J. Zervos, Ph.D. Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2012 OppenheimerFunds, Inc. All rights reserved.

June 30, 2012

Oppenheimer Value Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  VALUE FUND/VA

Portfolio Manager: Mitch Williams, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/29/12[1]
Non-Service Shares	5.68%
Service Shares	4.42
Average Annual Total Returns For the Periods Ended 6/29/12[1]

	1-Year	5-Year	Since Inception (1/2/03)
Non-Service Shares	–6.27%	0.65%	8.02%

	1-Year	5-Year	Since Inception (9/18/06)
Service Shares	–5.70%	–3.66%	0.01%
Expense Ratios For the Fiscal Year Ended 12/30/11[1]

	Gross Expense Ratios		Net Expense Ratios
Non-Service Shares	1.83%		0.80%
Service Shares	1.90		1.05

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.

Sector Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Chevron Corp.	5.3%
Humana, Inc.	3.8
Coca-Cola Co. (The)	3.8
Honeywell International, Inc.	3.5
Merck & Co., Inc.	3.4
Wells Fargo & Co.	3.2
Target Corp.	3.2
Exxon Mobil Corp.	3.1
UnitedHealth Group, Inc.	3.0
Goldman Sachs Group, Inc. (The)	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 29, 2012, and are based on net assets.

2	OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION

During the six-month period ended June 29, 2012, the Fund’s Non-Service shares returned 5.68%. In comparison, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 8.68%.1 The Fund underperformed the Index primarily in the industrials and information technology sectors, and underperformed to a lesser degree in the utilities, telecommunication services and materials sectors. The Fund outperformed the Index in the consumer staples sector.

Economic and Market Environment

The period began during a time of improved market sentiment in which the United States managed to avoid a return to recession and European policymakers appeared to take steps to address the region’s sovereign debt and banking sector crises. Renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, the second quarter was a volatile time for global markets. The fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment, particularly over May and June. Very high unemployment, soaring debt and higher borrowing costs in Greece, Spain and Italy contributed to serious questions over how to implement austerity measures and restructure debt or instead take a different tact and provide some or all of those countries with additional funds. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. Consumer confidence dropped as U.S. unemployment figures ticked slightly upwards after showing signs of improvement from the recession highs. However, the period ended on a positive note for the markets. The results of elections in Greece and continued efforts by European policymakers to stabilize the situation in the region appeared to soothe market jitters slightly in the final days of the period.

Fund Review

Four out of the top five performing stocks of the Fund were in the financials sector: Wells Fargo & Co., JPMorgan Chase & Co., U.S. Bancorp and MetLife, Inc. Following another round of bank stress tests by the Federal Reserve in March 2012, stocks of banks, including Wells Fargo, JPMorgan Chase and U.S. Bancorp, rallied. We exited our position in JPMorgan by period end. The stock of insurance company MetLife performed positively early in the period, and we exited our position over the first quarter, locking in gains. Also contributing to performance was consumer discretionary stock Comcast Corp. The cable provider’s high-speed Internet subscriptions increased during the period, which contributed to a positive earnings surprise. Additionally, Comcast aggressively repurchased shares and increased its dividend by over forty percent.

The most significant detractors from the Fund’s performance were Juniper Networks, Inc., Navistar International Corp. and GenOn Energy, Inc. Networking company Juniper experienced declines over the second quarter of 2012, announcing a decrease in revenue. Navistar, a manufacturer of commercial and military trucks, was negatively impacted by higher costs. It also has lost share in the Heavy Duty Class 8 truck market as the company struggles to develop an engine that meets new emissions rules. GenOn Energy is one of the largest generators of wholesale electricity in the United States. Shares of GenOn were hampered by declining natural gas prices, which hit 10-year lows during the period. We continue to believe that GenOn will benefit from its healthy balance sheet and the potential for higher power prices stemming from EPA regulations that may essentially force the closure of several competing power plants.

1. June 29, 2012, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through June 30, 2012. December 30, 2011 was the last business day of the Fund’s 2011 fiscal year.

3	OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION

Also hurting performance were Humana, Inc. and Cisco Systems, Inc. Humana, Inc. detracted from results as the managed health care company reported a decrease in profit in its first quarter, breaking a streak of four straight profit increases. Networking company Cisco declined after releasing earnings guidance below analysts’ expectations.

Outlook

We continue to have a tempered view of the global economy as the world continues to delever, with the risk of a European financial crisis or hard landing in China undermining companies’ willingness to invest. We believe that the U.S. currently has better investment prospects than the world’s other developed markets, though we do not believe the U.S. would be immune to worsening problems in Europe. Overall, we expect another year of continued higher volatility as the world continues to struggle with deleveraging, but we believe the U.S. market may be a relative winner in this process.

Our relative optimism on the U.S. stems from lower energy prices, an improving housing market and a general belief that, especially in an election year, the government will not engage in a radical withdrawal of stimulative economic measures. Moreover, the U.S. economy has proven time and time again to be more flexible and adaptive than its larger peers. Given this backdrop, we believe we remain well-positioned in inexpensive names that may perform well in a recovering economy. While we have seen some names in our portfolio move to discounts that we find surprising, we are excited about the prospects that lie ahead for the Fund.

Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER VALUE FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 29, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2012	Ending Account Value June 29, 2012	Expenses Paid During 6 Months Ended June 29, 2012
Non-Service Shares	$1,000.00	$1,056.80	$4.08
Service Shares	1,000.00	1,044.20	5.32

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.77	4.01
Service Shares	1,000.00	1,019.53	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 29, 2012 are as follows:

Class	Expense Ratios
Non-Service Shares	0.80%
Service Shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS     June 29, 2012* / Unaudited

	Shares	Value

Common Stocks—97.9%
Consumer Discretionary—9.7%
Automobiles—1.4%
Ford Motor Co.	10,120	$97,051
Household Durables—2.3%
Mohawk Industries, Inc.[1]	2,330	162,704
Media—2.7%
Comcast Corp., Cl. A	5,050	161,449
Viacom, Inc., Cl. B	720	33,854

		195,303
Multiline Retail—3.2%
Target Corp.	3,940	229,269
Specialty Retail—0.1%
Talbots, Inc. (The)[1]	1,940	4,889
Consumer Staples—8.2%
Beverages—6.9%
Coca-Cola Co. (The)	3,410	266,628
Molson Coors Brewing Co., Cl. B, Non-Vtg.	3,600	149,796
PepsiCo, Inc.	1,010	71,367

		487,791
Household Products—1.3%
Church & Dwight Co., Inc.	1,630	90,416
Energy—11.6%
Energy Equipment & Services—1.6%
Baker Hughes, Inc.	2,650	108,915
Oil, Gas & Consumable Fuels—10.0%
Apache Corp.	710	62,402
Chevron Corp.	3,570	376,635
Exxon Mobil Corp.	2,574	220,257
Valero Energy Corp.	2,110	50,957

		710,251
Financials—22.0%
Capital Markets—5.2%
BlackRock, Inc.	920	156,234
Goldman Sachs Group, Inc. (The)	2,180	208,975

		365,209
Commercial Banks—9.8%
M&T Bank Corp.	1,900	156,883
PNC Financial Services Group, Inc.	1,690	103,276
SunTrust Banks, Inc.	5,350	129,631
U.S. Bancorp	2,260	72,682
Wells Fargo & Co.	6,880	230,067

		692,539

	Shares	Value

Diversified Financial Services—2.5%
Citigroup, Inc.	6,440	$176,520
Insurance—4.5%
ACE Ltd.	2,360	174,947
Marsh & McLennan Cos., Inc.	1,980	63,815
Travelers Cos., Inc. (The)	1,300	82,992

		321,754
Health Care—15.2%
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	1,810	96,202
Health Care Providers & Services—6.8%
Humana, Inc.	3,460	267,942
UnitedHealth Group, Inc.	3,610	211,185

		479,127
Pharmaceuticals—7.1%
Merck & Co., Inc.	5,800	242,150
Pfizer, Inc.	6,700	154,100
Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,690	106,094

		502,344
Industrials—9.4%
Aerospace & Defense—3.5%
Honeywell International, Inc.	4,380	244,579
Airlines—0.5%
United Continental Holdings, Inc.[1]	1,420	34,549
Construction & Engineering—1.1%
Quanta Services, Inc.[1]	3,100	74,617
Industrial Conglomerates—2.0%
Tyco International Ltd.	2,700	142,695
Machinery—0.7%
Navistar International Corp.[1]	1,870	53,052
Trading Companies & Distributors—1.6%
AerCap Holdings NV1	10,290	116,071
Information Technology—8.8%
Communications Equipment—4.6%
Cisco Systems, Inc.	7,570	129,977
Juniper Networks, Inc.[1]	11,910	194,252

		324,229
Electronic Equipment & Instruments—1.9%
TE Connectivity Ltd.	4,360	139,128
Semiconductors & Semiconductor Equipment—2.3%
Analog Devices, Inc.	1,960	73,833
Xilinx, Inc.	2,650	88,961

		162,794

6	OPPENHEIMER VALUE FUND/VA

	Shares	Value
Materials—4.0%
Chemicals—2.5%
Celanese Corp., Series A	950	$32,889
Mosaic Co. (The)	2,670	146,209

		179,098
Containers & Packaging—1.5%
Rock-Tenn Co., Cl. A	1,880	102,554
Telecommunication Services—2.8%
Diversified Telecommunication Services—2.8%
AT&T, Inc.	2,972	105,982
Verizon Communications, Inc.	2,020	89,769

		195,751
Utilities—6.2%
Electric Utilities—3.7%
American Electric Power Co., Inc.	2,160	86,184
Edison International, Inc.	3,800	175,560
		261,744
Energy Traders—1.0%
GenOn Energy, Inc.[1]	44,550	76,181
Multi-Utilities—1.5%
NiSource, Inc.	1,630	40,343
Public Service Enterprise Group, Inc.	1,980	64,346

		104,689
Total Common Stocks (Cost $6,528,371)		6,932,015

	Expiration Date	Strike Price	Contracts	Value
Options Purchased—0.0%
Humana, Inc. Put[1]	7/23/12	$72.500	5	$150
Humana, Inc. Put[1]	8/20/12	67.500	5	250
UnitedHealth Group, Inc. Put[1]	7/23/12	55.000	8	360
UnitedHealth Group, Inc. Put[1]	8/20/12	52.500	8	480

Total Options Purchased (Cost $2,559)				1,240

			Shares
Investment Company—4.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $289,326)			289,326	289,326
Total Investments, at Value (Cost $6,820,256)			102.0%	7,222,581
Liabilities in Excess of Other Assets			(2.0)	(141,771)
Net Assets			100.0%	$7,080,810

Footnotes to Statement of Investments

* June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 29, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares June 29, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	374,186	2,019,924	2,104,784	289,326

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$289,326	$334

a. December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of June 29, 2012.

See accompanying Notes to Financial Statements.

7	OPPENHEIMER VALUE FUND/VA

STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 29, 2012[1]
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,530,930)	$6,933,255
Affiliated companies (cost $289,326)	289,326
7,222,581
Cash	2,309
Receivables and other assets:
Investments sold	73,599
Dividends	7,885
Shares of beneficial interest sold	2,486
Other	6,576
Total assets	7,315,436
Liabilities
Payables and other liabilities:
Investments purchased	193,659
Shareholder communications	20,803
Legal, auditing and other professional fees	9,913
Trustees’ compensation	5,620
Distribution and service plan fees	1,351
Shares of beneficial interest redeemed	662
Transfer and shareholder servicing agent fees	569
Other	2,049
Total liabilities	234,626
Net Assets	$7,080,810
Composition of Net Assets
Par value of shares of beneficial interest	$711
Additional paid-in capital	7,892,561
Accumulated net investment income	36,726
Accumulated net realized loss on investments and foreign currency transactions	(1,251,513)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	402,325
Net Assets	$7,080,810
Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $124,791 and 14,985 shares of beneficial interest outstanding)	$8.33
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $6,956,019 and 695,731 shares of beneficial interest outstanding)	$10.00

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8	OPPENHEIMER VALUE FUND/VA

STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 29, 2012[1]
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $354)	$82,070
Affiliated companies	334
Interest	21
Total investment income	82,425
Expenses
Management fees	27,223
Distribution and service plan fees—Service shares	8,922
Transfer and shareholder servicing agent fees:
Non-Service shares	61
Service shares	3,569
Shareholder communications:
Non-Service shares	269
Service shares	14,562
Legal, auditing and other professional fees	12,116
Trustees’ compensation	4,350
Administration service fees	750
Custodian fees and expenses	620
Other	2,144
Total expenses	74,586
Less waivers and reimbursements of expenses	(36,624)
Net expenses	37,962
Net Investment Income	44,463
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	100,887
Foreign currency transactions	2
Net realized gain	100,889
Net change in unrealized appreciation/depreciation on:
Investments	158,301
Translation of assets and liabilities denominated in foreign currencies	(5)
Net change in unrealized appreciation/depreciation	158,296

Net Increase in Net Assets Resulting from Operations	$303,648

1. June 29, 2012 represents the last business day of the Fund’s 2012 semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9	OPPENHEIMER VALUE FUND/VA

STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 29, 2012[1] (Unaudited)	Year Ended December 30, 2011[1]
Operations
Net investment income	$44,463	$82,226
Net realized gain	100,889	600,874
Net change in unrealized appreciation/depreciation	158,296	(1,040,601)
Net increase (decrease) in net assets resulting from operations	303,648	(357,501)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,809)	(904)
Service shares	(81,182)	(66,745)
	(82,991)	(67,649)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	17,019	17,714
Service shares	(146,299)	(6,322)
	(129,280)	11,392
Net Assets
Total increase (decrease)	91,377	(413,758)
Beginning of period	6,989,433	7,403,191
End of period (including accumulated net investment income of $36,726 and $75,254, respectively)	$7,080,810	$6,989,433

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10	OPPENHEIMER VALUE FUND/VA

FINANCIAL  HIGHLIGHTS

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.00	$8.49	$7.22	$4.99	$11.73	$11.58
Income (loss) from investment operations:
Net investment income[2]	.08	.15	.11	.11	.12	.10
Net realized and unrealized gain (loss)	.37	(.56)	1.24	2.14	(4.44)	.59
Total from investment operations	.45	(.41)	1.35	2.25	(4.32)	.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.08)	(.08)	(.02)	(2.42)	(.10)
Distributions from net realized gain	—	—	—	—	—	(.44)
Total dividends and/or distributions to shareholders	(.12)	(.08)	(.08)	(.02)	(2.42)	(.54)
Net asset value, end of period	$8.33	$8.00	$8.49	$7.22	$4.99	$11.73
Total Return, at Net Asset Value[3]	5.68%	(4.93)%	18.85%	45.08%	(36.43)%	5.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$104	$92	$38	$ 6	$1,728
Average net assets (in thousands)	$122	$101	$57	$20	$857	$2,753
Ratios to average net assets:[4]
Net investment income	1.92%	1.78%	1.46%	1.75%	1.07%	0.80%
Total expenses[5]	1.95%	1.83%	2.05%	2.30%	1.48%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.57%	0.85%	1.25%	1.25%
Portfolio turnover rate	54%	86%	109%	122%	175%	142%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	1.95%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%
Year Ended December 31, 2007	1.49%

See accompanying Notes to Financial Statements.

11	OPPENHEIMER VALUE FUND/VA

FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 29, 2012[1]	Year Ended December 30,	Year Ended December 31,
Service Shares	(Unaudited)	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$ 9.69	$10.23	$ 8.99	$6.79	$11.75	$11.57
Income (loss) from investment operations:
Net investment income[2]	.06	.11	.08	.09	.08	.06
Net realized and unrealized gain (loss)	.37	(.56)	1.24	2.12	(4.97)	.60
Total from investment operations	.43	(.45)	1.32	2.21	(4.89)	.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.09)	(.08)	(.01)	(.07)	(.04)
Distributions from net realized gain	—	—	—	—	—	(.44)
Total dividends and/or distributions to shareholders	(.12)	(.09)	(.08)	(.01)	(.07)	(.48)
Net asset value, end of period	$10.00	$ 9.69	$10.23	$8.99	$ 6.79	$11.75
Total Return, at Net Asset Value[3]	4.42%	(4.48)%	14.81%	32.57%	(41.62)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,956	$6,885	$7,311	$7,505	$4,690	$6,481
Average net assets (in thousands)	$7,177	$7,449	$7,008	$5,501	$5,561	$3,527
Ratios to average net assets:[4]
Net investment income	1.21%	1.08%	0.85%	1.10%	0.84%	0.49%
Total expenses[5]	2.06%	1.90%	2.08%	2.17%	2.13%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	0.93%	1.15%	1.50%	1.50%
Portfolio turnover rate	54%	86%	109%	122%	175%	142%

1. June 29, 2012 and December 30, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 29, 2012	2.06%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%
Year Ended December 31, 2007	1.63%

See accompanying Notes to Financial Statements.

12	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Value Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

13	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 30, 2011, the Fund utilized $652,156 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $85,825. Details of the fiscal year ended December 30, 2011 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$204,829
2017	999,882
No expiration	85,825

Total	$1,290,536

As of June 29, 2012, it is estimated that the capital loss carryforwards would be $1,189,647 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 29, 2012, it is estimated that the Fund will utilize $100,889 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 29, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,953,345

Gross unrealized appreciation	$669,230
Gross unrealized depreciation	(399,994)

Net unrealized appreciation	$269,236

14	OPPENHEIMER VALUE FUND/VA

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

16	OPPENHEIMER VALUE FUND/VA

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

17	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 29, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$689,216	$—	$—	$689,216
Consumer Staples	578,207	—	—	578,207
Energy	819,166	—	—	819,166
Financials	1,556,022	—	—	1,556,022
Health Care	1,077,673	—	—	1,077,673
Industrials	665,563	—	—	665,563
Information Technology	626,151	—	—	626,151
Materials	281,652	—	—	281,652
Telecommunication Services	195,751	—	—	195,751
Utilities	442,614	—	—	442,614
Options Purchased	1,240	—	—	1,240
Investment Company	289,326	—	—	289,326

Total Assets	$7,222,581	$—	$—	$7,222,581

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 29, 2012		Year Ended December 30, 2011
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	3,210	$ 27,707	4,906	$ 40,931
Dividends and/or distributions reinvested	219	1,809	101	904
Redeemed	(1,500)	(12,497)	(2,787)	(24,121)

Net increase	1,929	$ 17,019	2,220	$ 17,714

Service Shares
Sold	38,159	$ 395,579	114,846	$ 1,183,318
Dividends and/or distributions reinvested	8,159	81,182	6,285	66,745
Redeemed	(61,321)	(623,060)	(125,191)	(1,256,385)

Net decrease	(15,003)	$(146,299)	(4,060)	$ (6,322)

18	OPPENHEIMER VALUE FUND/VA

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 29, 2012, were as follows:

	Purchases	Sales
Investment securities	$3,748,192	$3,736,391

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended June 29, 2012, the Fund paid $3,655 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $696 and $35,778 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 29, 2012, the Manager waived fees and/or reimbursed the Fund $150 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign

19	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

20	OPPENHEIMER VALUE FUND/VA

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of June 29, 2012 are as follows:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$1,240	*

* Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*
Volatility contracts	$(25,532)

* Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*
Equity contracts	$(1,319)
Volatility contracts	14,149

Total	$12,830

* Includes purchased option contracts and purchased swaption contracts, if any.

21	OPPENHEIMER VALUE FUND/VA

NOTES TO  FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the six months ended June 29, 2012, the Fund had an ending monthly average market value of $1,276 and $177 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of June 29, 2012, the Fund had no outstanding written options.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust

22	OPPENHEIMER VALUE FUND/VA

enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

23	OPPENHEIMER VALUE FUND/VA

SPECIAL SHAREHOLDER MEETING Unaudited

On February 29, 2012, a shareholder meeting of the Oppenheimer Variable Account Funds, on behalf of Oppenheimer Value Fund/VA (the “Fund”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1). At the meeting Proposal No. 2 (including all of its sub-proposals) and Proposal No. 3 were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
William L. Armstrong	859,155,000	36,277,763
Edward L. Cameron	860,463,149	34,969,615
Jon S. Fossel	861,382,389	34,050,375
Sam Freedman	860,173,958	35,258,806
Richard F. Grabish	862,692,974	32,739,789
Beverly L. Hamilton	862,904,192	32,528,571
Robert J. Malone	862,354,488	33,078,275
F. William Marshall, Jr.	860,997,182	34,435,581
Victoria J. Herget	861,814,105	33,618,659
Karen L. Stuckey	861,434,246	33,998,517
James D. Vaughn	861,208,178	34,224,585
William F. Glavin, Jr.	861,148,846	34,283,917

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote
533,826	14,414	21,771	N/A

2b: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote
533,826	14,414	21,771	N/A

2c: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain	Broker Non Vote
531,949	14,414	23,647	N/A

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote
539,895	8,345	21,771	N/A

2e-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
531,949	16,290	21,771	N/A

2e-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote
531,949	14,414	23,647	N/A

24	OPPENHEIMER VALUE FUND/VA

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote
539,895	8,345	21,771	N/A

2g: Proposal to revise the fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote
539,895	8,345	21,771	N/A

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote
821,085,084	23,597,959	50,749,721	N/A

25	OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	OPPENHEIMER VALUE FUND/VA

OPPENHEIMER  VALUE FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

William L. Armstrong, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Sam Freedman, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Mitch Williams, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/29/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2012